UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2023 through December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
J.P. Morgan Small Cap Funds
December 31, 2023  (Unaudited)
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund
JPMorgan Small Cap Value Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	J.P. Morgan Small Cap Funds	1

J.P. Morgan Small Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED December 31, 2023 (Unaudited)
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.

2	J.P. Morgan Small Cap Funds	December 31, 2023

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	6.02%
Russell 2000 Index	8.18%
Net Assets as of 12/31/2023 (In Thousands)	$1,425,677
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Revance Therapeutics Inc. and its out-of-Benchmark positions in Petco Health and Wellness Co. and Confluent Inc. Shares of Revance Therapeutics, a pharmaceutical cosmetics developer, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023. Shares of Petco Health and Wellness, a pet products chain, fell after the company reported lower-than-expected earnings for the third quarter of 2023. Shares of Confluent, a software developer, fell sharply after the company issued a weaker than expected earnings forecast.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in SentinelOne Inc. and its overweight positions in Twist Bioscience Corp. and Independent Bank Corp. Shares of SentinelOne, a data security technology provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and raised its full year 2023 earnings forecast. Shares of Twist Bioscience, a biotechnology developer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Independent Bank, a regional bank based in Grand Rapids, Michigan, rose after reporting consecutive quarters of better-than-expected earnings and revenue and amid investor expectations that regional banks would benefit from lower interest rates in 2024.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	1.3%
2.	Matador Resources Co.	1.0
3.	Comfort Systems USA, Inc.	1.0
4.	Super Micro Computer, Inc.	1.0
5.	Selective Insurance Group, Inc.	1.0
6.	Simpson Manufacturing Co., Inc.	0.9
7.	Cactus, Inc., Class A	0.8
8.	Chord Energy Corp.	0.8
9.	PennyMac Financial Services, Inc.	0.8
10.	Evolent Health, Inc., Class A	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	20.3%
Financials	14.3
Information Technology	13.7
Health Care	12.6
Consumer Discretionary	10.6
Energy	5.0
Real Estate	4.6
Consumer Staples	3.6
Utilities	2.2
Materials	2.2
Communication Services	1.6
Others (each less than 1.0%)	0.1
Short-Term Investments	9.2

December 31, 2023	J.P. Morgan Small Cap Funds	3

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Small Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge **		0.44%	9.09%	10.35%	8.87%
Without Sales Charge		6.02	15.15	11.55	9.46
CLASS C SHARES	January 7, 1998
With CDSC ***		4.67	13.58	11.00	9.02
Without CDSC		5.67	14.58	11.00	9.02
CLASS I SHARES	April 5, 1999	6.12	15.40	11.83	9.74
CLASS R6 SHARES	July 2, 2018	6.26	15.72	12.11	10.02

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Small Cap Funds	5

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	5.61%
Russell 2000 Index	8.18%
Net Assets as of 12/31/2023 (In Thousands)	$5,442,125
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and industrials sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in ICU Medical and Driven Brands Holdings Inc., and its overweight position in Agiliti Inc. Shares of ICU Medical, a medical devices manufacturer, fell after the company reported lower-than-expected revenue for the second quarter of 2023 and a decline in revenue for the third quarter of 2023. Shares of Driven Brands Holdings, an automotive parts and services provider, fell after the company sharply lowered its earnings forecast during the period. Shares of Agiliti, a provider of management technology and services to the health care industry, fell after the company reported lower-than-expected earnings for the second quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Macom Technology Solutions Holdings Inc. and Simpson Manufacturing Co., and its out-of-Benchmark position in Evercore Inc. Shares of Macom Technology Solutions, a semiconductor manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2023 amid increased demand for artificial intelligence technologies. Shares of Simpson Manufacturing, a construction products maker, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Evercore, an investment banking and brokerage firm, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.6%
2.	MACOM Technology Solutions Holdings, Inc.	1.6
3.	RBC Bearings, Inc.	1.6
4.	Performance Food Group Co.	1.5
5.	MSA Safety, Inc.	1.5
6.	Encompass Health Corp.	1.5
7.	Power Integrations, Inc.	1.5
8.	WEX, Inc.	1.4
9.	Novanta, Inc.	1.4
10.	Casella Waste Systems, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	25.8%
Financials	15.6
Information Technology	12.4
Health Care	9.6
Consumer Discretionary	7.6
Consumer Staples	6.8
Real Estate	5.2
Materials	4.6
Utilities	1.7
Energy	1.4
Short-Term Investments	9.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Small Cap Funds	December 31, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Small Cap Funds	7

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge **		0.08%	5.74%	9.15%	7.56%
Without Sales Charge		5.61	11.61	10.34	8.14
CLASS C SHARES	February 19, 2005
With CDSC ***		4.39	10.06	9.81	7.72
Without CDSC		5.39	11.06	9.81	7.72
CLASS I SHARES	May 7, 1996	5.77	11.90	10.63	8.45
CLASS R2 SHARES	November 3, 2008	5.50	11.34	10.08	7.89
CLASS R3 SHARES	September 9, 2016	5.61	11.62	10.36	8.16
CLASS R4 SHARES	September 9, 2016	5.76	11.90	10.63	8.45
CLASS R5 SHARES	May 15, 2006	5.87	12.10	10.84	8.66
CLASS R6 SHARES	May 31, 2016	5.90	12.16	10.91	8.70

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related

8	J.P. Morgan Small Cap Funds	December 31, 2023

thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Small Cap Funds	9

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	0.70%
Russell 2000 Growth Index	4.50%
Net Assets as of 12/31/2023 (In Thousands)	$3,776,333
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the telecommunications sector and security selection in the technology sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Outset Medical Inc. and Revance Therapeutics Inc., and its out-of-Benchmark position in Petco Health and Wellness Co. Shares of Outset Medical, a maker of kidney dialysis systems, fell after the company lowered its 2023 revenue forecast and reported lower-than-expected earnings for the third quarter of 2023. Shares of Revance Therapeutics, a pharmaceutical cosmetics developer, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023. Shares of Petco Health and Wellness, a pet products chain, fell after the company reported lower-than-expected earnings for the third quarter of 2023.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Twist Bioscience Corp., SentinelOne Inc. and Elastic NV. Shares of Twist Bioscience, a biotechnology developer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of SentinelOne, a data security technology provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and raised its full year 2023 earnings forecast. Shares of Elastic, a data storage software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter and issued a stronger-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.
The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Super Micro Computer, Inc.	1.9%
2.	Simpson Manufacturing Co., Inc.	1.7
3.	Applied Industrial Technologies, Inc.	1.7
4.	Evolent Health, Inc., Class A	1.5
5.	AAON, Inc.	1.5
6.	Rambus, Inc.	1.3
7.	Casella Waste Systems, Inc., Class A	1.3
8.	Amicus Therapeutics, Inc.	1.3
9.	ITT, Inc.	1.3
10.	elf Beauty, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	24.7%
Information Technology	21.2
Health Care	20.2
Consumer Discretionary	12.4
Financials	4.6
Consumer Staples	4.4
Energy	3.6
Real Estate	1.5
Short-Term Investments	7.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

10	J.P. Morgan Small Cap Funds	December 31, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Small Cap Funds	11

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge **		(4.57)%	7.89%	8.37%	7.77%
Without Sales Charge		0.70	13.85	9.54	8.35
CLASS C SHARES	November 4, 1997
With CDSC ***		(0.56)	12.29	9.01	7.91
Without CDSC		0.44	13.29	9.01	7.91
CLASS I SHARES	March 26, 1996	0.81	14.17	9.83	8.62
CLASS L SHARES	February 19, 2005	0.88	14.33	9.98	8.78
CLASS R2 SHARES	November 3, 2008	0.54	13.56	9.27	8.08
CLASS R3 SHARES	July 31, 2017	0.70	13.90	9.54	8.35
CLASS R4 SHARES	July 31, 2017	0.81	14.16	9.83	8.62
CLASS R5 SHARES	September 9, 2016	0.88	14.31	9.98	8.78
CLASS R6 SHARES	November 30, 2010	0.96	14.48	10.11	8.89

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Small Cap Funds	December 31, 2023

Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Small Cap Funds	13

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares) *	5.62%
Russell 2000 Index	8.18%
Net Assets as of 12/31/2023 (In Thousands)	$38,768
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Sustainable Leaders Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the pharmaceuticals sector and its overweight position in the health services & systems sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the consumer cyclical and industrial cyclical sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Outset Medical Inc. and Shrodinger Inc., and its out-of-Benchmark position in Darling Ingredients Inc. Shares of Outset Medical, a maker of kidney dialysis systems, fell after the company lowered its 2023 revenue forecast and reported lower-than-expected earnings for the third quarter of 2023. Shares of Schrodinger, a maker of pharmaceutical development technology, fell after the company reported consecutive quarters of lower-than-expected earnings. Shares of Darling Ingredients, an agricultural products and services provider, fell after the company reported consecutive quarters of lower-than-expected earnings and revenue.
Leading individual contributors to relative performance included the Fund’s overweight positions in Amalgamated Financial Corp. and MillerKnoll Inc., and its out-of-Benchmark position in Deckers Outdoor Corp. Shares of Amalgamated Financial, a New York State regional bank, rose after the company reported better-than-expected earnings for the third quarter of 2023, and amid investor expectations that regional bank would benefit from lower interest rates in 2024. Shares of MillerKnoll, an office services and supplies provider, rose after reporting consecutive quarters of better-than-expected earnings and revenue. Shares of Deckers Outdoor, a footwear and apparel designer, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2023 and issued an upbeat earnings forecast for the full year 2023.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	AAON, Inc.	3.2%
2.	KB Home	3.1
3.	WESCO International, Inc.	2.8
4.	Amalgamated Financial Corp.	2.7
5.	Deckers Outdoor Corp.	2.5
6.	CNO Financial Group, Inc.	2.3
7.	Kontoor Brands, Inc.	2.3
8.	Huron Consulting Group, Inc.	2.2
9.	Badger Meter, Inc.	2.2
10.	Visteon Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	22.7%
Health Care	15.4
Consumer Discretionary	15.3
Financials	13.4
Information Technology	9.8
Real Estate	6.3
Materials	5.3
Consumer Staples	4.1
Utilities	3.9
Communication Services	2.5
Others (each less than 1.0%)	0.4
Short-Term Investments	0.9

14	J.P. Morgan Small Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Small Cap Funds	15

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge **		(0.15)%	3.00%	5.14%	4.90%
Without Sales Charge		5.38	8.71	6.28	5.47
CLASS C SHARES	May 31, 2016
With CDSC ***		4.14	7.17	5.75	5.07
Without CDSC		5.14	8.17	5.75	5.07
CLASS I SHARES	January 3, 2017	5.53	8.99	6.54	5.68
CLASS R2 SHARES	July 31, 2017	5.23	8.42	6.01	5.09
CLASS R3 SHARES	July 31, 2017	5.38	8.72	6.27	5.35
CLASS R4 SHARES	July 31, 2017	5.51	8.97	6.55	5.62
CLASS R5 SHARES	January 1, 1997	5.62	9.18	6.74	5.82
CLASS R6 SHARES	May 31, 2016	5.65	9.25	6.81	5.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class R5 Shares have no minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

16	J.P. Morgan Small Cap Funds	December 31, 2023

JPMorgan Small Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.02%
Russell 2000 Value Index	11.85%
Net Assets as of 12/31/2023 (In Thousands)	$1,459,032
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the pharmaceuticals and software & services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and media sectors was a leading detractor from relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in Reata Pharmaceuticals Inc., its out-of-Benchmark position in Prothena Corp. and its overweight position in Enova International Inc. Shares of Reata Pharmaceuticals, a drug discovery and development company not held by the Fund, rose ahead of the company’s acquisition by Biogen Inc. Shares of Prothena, a biotechnology developer, fell after the company reported lower-than-expected earnings and revenue for the second quarter of 2023. Shares of Enova International, a consumer lender and financial services provider, fell after the company  reported lower-than-expected earnings for the third quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Bluegreen Vacations Holding Corp. and Customers Bancorp Inc., and its out-of-Benchmark position in RxSight Inc. Shares of Bluegreen Vacations, a seller of resorts ownership and management services, rose after it agreed to be acquired by Hilton Grand Vacations. Shares of Customers Bancorp, a Pennsylvania retail bank, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and amid investor expectations that regional banks would benefit from lower interest rates in 2024. Shares of RxSight, a manufacturer of ophthalmic medical devices, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Encore Wire Corp.	1.0%
2.	OFG Bancorp (Puerto Rico)	1.0
3.	First BanCorp (Puerto Rico)	1.0
4.	Rush Enterprises, Inc., Class A	0.8
5.	Essent Group Ltd.	0.8
6.	Knowles Corp.	0.8
7.	Commercial Metals Co.	0.8
8.	SM Energy Co.	0.7
9.	Customers Bancorp, Inc.	0.7
10.	Meritage Homes Corp.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	24.7%
Industrials	13.7
Real Estate	9.4
Consumer Discretionary	9.3
Energy	8.1
Health Care	7.2
Information Technology	5.3
Utilities	3.9
Materials	3.7
Consumer Staples	3.2
Communication Services	1.7
Short-Term Investments	9.8

December 31, 2023	J.P. Morgan Small Cap Funds	17

JPMorgan Small Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Small Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge **		4.10%	6.83%	8.95%	5.36%
Without Sales Charge		9.85	12.77	10.12	5.93
CLASS C SHARES	March 22, 1999
With CDSC ***		8.58	11.19	9.58	5.47
Without CDSC		9.58	12.19	9.58	5.47
CLASS I SHARES	January 27, 1995	10.02	13.07	10.42	6.21
CLASS R2 SHARES	November 3, 2008	9.69	12.45	9.86	5.66
CLASS R3 SHARES	September 9, 2016	9.86	12.71	10.13	5.93
CLASS R4 SHARES	September 9, 2016	9.96	12.98	10.41	6.19
CLASS R5 SHARES	May 15, 2006	10.07	13.18	10.56	6.33
CLASS R6 SHARES	February 22, 2005	10.10	13.29	10.67	6.44

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Small Cap Funds	19

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.74%
Russell 2500 Index	7.93%
Net Assets as of 12/31/2023 (In Thousands)	$337,571
INVESTMENT OBJECTIVE**
The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
INVESTMENT PROCESS
The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small- to mid-cap stocks - similar to those in the Russell 2500 Index (the “Benchmark”) – and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Benchmark for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position in the financials sector and its security selection in the basic materials sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Driven Brands Holdings Inc., ICU Medical Inc. and Cognex Corp. Shares of Driven Brands Holdings, an automotive parts and services provider, fell after the company sharply lowered its earnings forecast during the period. Shares of ICU Medical, a medical devices manufacturer, fell after the company reported lower-than-expected revenue for the second quarter of 2023 and a decline in revenue for the third quarter of 2023. Shares of Cognex, an electronic equipment and instruments manufacturer, fell after the company reported a decline in revenue for the second quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Simpson Manufacturing Co., RBC Bearings Inc. and ServisFirst Bancshares Inc.
Shares of Simpson Manufacturing, a construction products maker, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of RBC Bearings, an industrial machinery and components manufacturer, rose after the company reported better-than-expected earnings during the period. Shares of ServisFirst Bancshares, an Alabama regional bank, rose after the company reported consecutive quarters of better-than-expected earnings and amid investor expectations that regional banks would benefit from lower interest rates in 2024.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors, while the Fund’s smallest allocations were to the energy and basic materials sectors. The Fund had no holdings in the telecommunications sector.

20	J.P. Morgan Small Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.7%
2.	RBC Bearings, Inc.	1.6
3.	MSA Safety, Inc.	1.6
4.	Waste Connections, Inc.	1.6
5.	Pool Corp.	1.6
6.	WEX, Inc.	1.5
7.	Performance Food Group Co.	1.5
8.	Molina Healthcare, Inc.	1.4
9.	BJ's Wholesale Club Holdings, Inc.	1.4
10.	STERIS plc	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	28.6%
Financials	19.0
Health Care	10.5
Information Technology	10.0
Consumer Discretionary	9.8
Consumer Staples	6.3
Real Estate	5.8
Materials	3.8
Energy	1.5
Utilities	1.2
Short-Term Investments	3.5

December 31, 2023	J.P. Morgan Small Cap Funds	21

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge **		(0.89)%	7.12%	8.04%	6.25%
Without Sales Charge		4.60	13.04	9.21	6.82
CLASS C SHARES	March 22, 1999
With CDSC ***		3.29	11.41	8.66	6.34
Without CDSC		4.29	12.41	8.66	6.34
CLASS I SHARES	June 1, 1991	4.74	13.32	9.48	7.09
CLASS R3 SHARES	September 9, 2016	4.58	12.97	9.21	6.81
CLASS R4 SHARES	September 9, 2016	4.67	13.29	9.47	7.08
CLASS R6 SHARES	November 2, 2015	4.87	13.57	9.76	7.31

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.
Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

22	J.P. Morgan Small Cap Funds	December 31, 2023

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	6.34%
Russell 2000 Index	8.18%
Net Assets as of 12/31/2023 (In Thousands)	$941,225
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the pharmaceuticals and finance sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and semiconductors sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Inspire Medical Systems Inc. and its overweight positions in Acelyrin Inc. and International Money Express Inc. Shares of Inspire Medical Systems, a medical device manufacturer, fell amid investor concerns that new weight-loss drugs would reduce demand for the company’s sleep apnea prevention devices. Shares of Acelyrin, a biotechnology developer, fell after the company’s inflammatory disease drug candidate failed in late-stage clinical trials. Shares of International Money Express, a payments processing service provider, fell after the company reported lower-than-expected earnings and revenue for the second quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Bluegreen Vacations Holding Corp. and Immunovant Inc., and its out-of-Benchmark position in Medpace Holdings Inc. Shares of Bluegreen Vacations, a seller of resort ownership and management services, rose after it agreed to be acquired by Hilton Grand Vacations. Shares of Immunovant, a biopharmaceuticals developer, rose amid positive research results for its autoimmune disease drug candidate. Shares of Medpace Holdings, a provider of clinical drug and medical devices development services, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Super Micro Computer, Inc.	0.9%
2.	Comfort Systems USA, Inc.	0.8
3.	Atkore, Inc.	0.8
4.	UFP Industries, Inc.	0.7
5.	MYR Group, Inc.	0.7
6.	Mueller Industries, Inc.	0.7
7.	First BanCorp (Puerto Rico)	0.6
8.	Watts Water Technologies, Inc., Class A	0.6
9.	Taylor Morrison Home Corp., Class A	0.6
10.	TriNet Group, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	16.7%
Financials	15.8
Health Care	12.1
Information Technology	11.8
Consumer Discretionary	9.7
Energy	5.8
Real Estate	5.4
Consumer Staples	4.7
Materials	3.5
Utilities	2.7
Communication Services	1.8
Short-Term Investments	10.0

December 31, 2023	J.P. Morgan Small Cap Funds	23

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Small Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge **		0.61%	8.15%	9.41%	6.45%
Without Sales Charge		6.16	14.12	10.59	7.02
CLASS C SHARES	November 1, 2007
With CDSC ***		4.82	12.53	10.03	6.59
Without CDSC		5.82	13.53	10.03	6.59
CLASS I SHARES	September 10, 2001	6.26	14.40	10.87	7.30
CLASS L SHARES	November 4, 1993	6.34	14.57	11.04	7.47
CLASS R2 SHARES	November 1, 2011	5.94	13.75	10.29	6.74
CLASS R3 SHARES	September 9, 2016	6.16	14.14	10.60	7.02
CLASS R4 SHARES	September 9, 2016	6.23	14.37	10.86	7.29
CLASS R5 SHARES	September 9, 2016	6.34	14.53	11.03	7.46
CLASS R6 SHARES	November 1, 2011	6.43	14.66	11.15	7.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from December 31, 2013 to December 31, 2023. The performance of the
Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2023	J.P. Morgan Small Cap Funds	25

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

26	J.P. Morgan Small Cap Funds	December 31, 2023

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Aerospace & Defense — 1.2%
Cadre Holdings, Inc.	98	3,218
Hexcel Corp.	122	9,034
Moog, Inc., Class A	32	4,645
		16,897
Automobile Components — 1.2%
Atmus Filtration Technologies, Inc. * (a)	100	2,338
LCI Industries (a)	32	4,068
Patrick Industries, Inc.	40	4,013
Visteon Corp. *	55	6,843
		17,262
Automobiles — 0.3%
Winnebago Industries, Inc. (a)	51	3,714
Banks — 8.5%
BancFirst Corp.	37	3,603
Camden National Corp.	108	4,060
City Holding Co. (a)	49	5,371
Columbia Banking System, Inc.	331	8,829
First Busey Corp.	345	8,575
First Commonwealth Financial Corp.	367	5,662
First Financial Bankshares, Inc.	58	1,745
First Merchants Corp.	180	6,665
Heritage Commerce Corp.	549	5,449
Independent Bank Corp.	104	6,823
Independent Bank Corp.	383	9,968
Lakeland Bancorp, Inc.	300	4,432
Old National Bancorp	495	8,366
Pinnacle Financial Partners, Inc.	42	3,695
Premier Financial Corp.	288	6,946
QCR Holdings, Inc.	55	3,214
Simmons First National Corp., Class A	220	4,369
SouthState Corp. (a)	110	9,308
TriCo Bancshares	154	6,607
WSFS Financial Corp. (a)	174	7,987
		121,674
Beverages — 0.5%
Primo Water Corp.	484	7,288
Biotechnology — 5.9%
ACELYRIN, Inc. * (a)	176	1,308
Agios Pharmaceuticals, Inc. *	131	2,925
Alector, Inc. *	193	1,543
Allogene Therapeutics, Inc. * (a)	323	1,036
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Amicus Therapeutics, Inc. *	704	9,984
Apellis Pharmaceuticals, Inc. * (a)	63	3,777
Arrowhead Pharmaceuticals, Inc. *	173	5,294
Blueprint Medicines Corp. *	96	8,871
Halozyme Therapeutics, Inc. *	216	7,977
Natera, Inc. *	144	9,034
PMV Pharmaceuticals, Inc. *	157	488
REGENXBIO, Inc. *	248	4,455
Relay Therapeutics, Inc. *	401	4,417
REVOLUTION Medicines, Inc. *	255	7,315
Sage Therapeutics, Inc. *	114	2,464
Twist Bioscience Corp. * (a)	243	8,941
Vaxcyte, Inc. *	29	1,814
Verve Therapeutics, Inc. * (a)	140	1,954
		83,597
Broadline Retail — 0.5%
Global-e Online Ltd. (Israel) * (a)	169	6,684
Building Products — 4.2%
AAON, Inc.	149	10,977
Advanced Drainage Systems, Inc.	52	7,363
AZZ, Inc. (a)	120	6,973
CSW Industrials, Inc.	34	7,129
Hayward Holdings, Inc. *	483	6,565
Simpson Manufacturing Co., Inc.	66	13,178
UFP Industries, Inc.	62	7,756
		59,941
Capital Markets — 2.4%
Donnelley Financial Solutions, Inc. *	93	5,817
Evercore, Inc., Class A	45	7,691
Hamilton Lane, Inc., Class A	66	7,411
LPL Financial Holdings, Inc.	25	5,684
Virtus Investment Partners, Inc.	30	7,317
		33,920
Chemicals — 2.3%
Hawkins, Inc.	72	5,041
HB Fuller Co.	119	9,690
Innospec, Inc.	65	7,998
Quaker Chemical Corp.	19	4,122
Stepan Co.	65	6,136
		32,987
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	27

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — 1.7%
ACV Auctions, Inc., Class A *	325	4,927
Casella Waste Systems, Inc., Class A *	117	10,024
MSA Safety, Inc.	58	9,754
		24,705
Communications Equipment — 0.2%
Ciena Corp. *	59	2,652
Construction & Engineering — 2.0%
Comfort Systems USA, Inc.	74	15,212
EMCOR Group, Inc.	19	4,003
MasTec, Inc. *	47	3,575
Valmont Industries, Inc.	23	5,390
		28,180
Consumer Staples Distribution & Retail — 1.0%
Chefs' Warehouse, Inc. (The) *	163	4,798
Grocery Outlet Holding Corp. *	191	5,141
Performance Food Group Co. *	57	3,958
		13,897
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	62	5,873
Diversified Telecommunication Services — 0.5%
Iridium Communications, Inc.	173	7,136
Electric Utilities — 0.4%
Portland General Electric Co.	122	5,280
Electrical Equipment — 1.3%
Bloom Energy Corp., Class A * (a)	348	5,154
NEXTracker, Inc., Class A * (a)	130	6,104
Shoals Technologies Group, Inc., Class A *	269	4,174
Vicor Corp. *	54	2,428
		17,860
Electronic Equipment, Instruments & Components — 2.4%
Insight Enterprises, Inc. * (a)	21	3,669
Knowles Corp. *	376	6,737
Littelfuse, Inc.	19	4,995
Plexus Corp. *	32	3,516
TTM Technologies, Inc. *	508	8,040
Vishay Intertechnology, Inc.	307	7,355
		34,312
Energy Equipment & Services — 2.2%
Cactus, Inc., Class A	273	12,408
ChampionX Corp.	255	7,438
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — continued
Noble Corp. plc	55	2,659
TechnipFMC plc (United Kingdom)	338	6,812
Weatherford International plc *	20	1,908
		31,225
Financial Services — 2.5%
AvidXchange Holdings, Inc. *	432	5,356
Flywire Corp. *	127	2,943
PennyMac Financial Services, Inc. (a)	133	11,774
Radian Group, Inc.	319	9,113
Remitly Global, Inc. *	346	6,707
		35,893
Food Products — 1.0%
Flowers Foods, Inc.	180	4,047
Freshpet, Inc. * (a)	110	9,518
		13,565
Gas Utilities — 1.1%
Chesapeake Utilities Corp.	59	6,245
ONE Gas, Inc. (a)	111	7,068
Southwest Gas Holdings, Inc.	40	2,534
		15,847
Ground Transportation — 0.8%
Marten Transport Ltd.	347	7,274
Saia, Inc. *	10	4,461
		11,735
Health Care Equipment & Supplies — 2.2%
Alphatec Holdings, Inc. *	157	2,376
CONMED Corp.	23	2,469
Establishment Labs Holdings, Inc. (Costa Rica) * (a)	74	1,922
Inari Medical, Inc. *	113	7,359
iRhythm Technologies, Inc. * (a)	75	7,992
Outset Medical, Inc. *	318	1,719
Shockwave Medical, Inc. *	17	3,296
Utah Medical Products, Inc.	55	4,626
		31,759
Health Care Providers & Services — 2.8%
Acadia Healthcare Co., Inc. *	72	5,579
Accolade, Inc. *	437	5,245
Encompass Health Corp.	154	10,323
Ensign Group, Inc. (The)	60	6,724
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Patterson Cos., Inc.	342	9,744
Progyny, Inc. *	77	2,856
		40,471
Health Care REITs — 0.4%
CareTrust REIT, Inc.	259	5,794
Health Care Technology — 0.8%
Evolent Health, Inc., Class A * (a)	354	11,675
Hotel & Resort REITs — 0.5%
RLJ Lodging Trust	305	3,581
Sunstone Hotel Investors, Inc.	325	3,485
		7,066
Hotels, Restaurants & Leisure — 3.6%
Bloomin' Brands, Inc.	135	3,798
Boyd Gaming Corp.	126	7,906
Cava Group, Inc. *	40	1,722
Everi Holdings, Inc. *	397	4,470
Jack in the Box, Inc. (a)	32	2,652
Life Time Group Holdings, Inc. *	375	5,660
Marriott Vacations Worldwide Corp.	33	2,794
Papa John's International, Inc. (a)	74	5,620
Planet Fitness, Inc., Class A *	76	5,539
Six Flags Entertainment Corp. *	201	5,033
Texas Roadhouse, Inc., Class A	54	6,624
		51,818
Household Durables — 1.7%
Helen of Troy Ltd. *	22	2,633
La-Z-Boy, Inc.	110	4,059
M/I Homes, Inc. *	50	6,883
MDC Holdings, Inc.	70	3,867
Sonos, Inc. *	387	6,637
		24,079
Industrial REITs — 1.2%
Plymouth Industrial REIT, Inc.	200	4,810
Terreno Realty Corp.	185	11,610
		16,420
Insurance — 1.7%
Safety Insurance Group, Inc.	118	8,986
Selective Insurance Group, Inc.	148	14,703
		23,689
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.6%
IAC, Inc. *	114	5,942
TripAdvisor, Inc. *	134	2,886
		8,828
IT Services — 0.6%
DigitalOcean Holdings, Inc. * (a)	109	3,988
Globant SA *	21	5,092
		9,080
Life Sciences Tools & Services — 0.2%
Fortrea Holdings, Inc. *	98	3,434
Machinery — 4.3%
Alamo Group, Inc.	38	7,953
Chart Industries, Inc. * (a)	36	4,905
Douglas Dynamics, Inc.	114	3,394
Enpro Inc.	31	4,817
ITT, Inc.	83	9,948
John Bean Technologies Corp.	54	5,419
Kadant, Inc.	27	7,530
Mueller Industries, Inc.	132	6,206
Toro Co. (The)	40	3,845
Watts Water Technologies, Inc., Class A	36	7,452
		61,469
Media — 0.6%
John Wiley & Sons, Inc., Class A	258	8,190
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Corp.	258	2,966
Multi-Utilities — 0.4%
Unitil Corp.	117	6,150
Office REITs — 0.8%
Equity Commonwealth	377	7,233
Highwoods Properties, Inc.	202	4,641
		11,874
Oil, Gas & Consumable Fuels — 3.2%
Chord Energy Corp.	74	12,201
CNX Resources Corp. * (a)	200	3,989
Equitrans Midstream Corp.	445	4,530
Magnolia Oil & Gas Corp., Class A (a)	328	6,992
Matador Resources Co.	272	15,463
SM Energy Co.	73	2,839
		46,014
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	29

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Personal Care Products — 1.4%
Edgewell Personal Care Co.	165	6,034
elf Beauty, Inc. *	68	9,887
Inter Parfums, Inc.	29	4,147
		20,068
Pharmaceuticals — 1.5%
Arvinas, Inc. *	127	5,221
Intra-Cellular Therapies, Inc. *	128	9,205
Prestige Consumer Healthcare, Inc. *	64	3,926
Revance Therapeutics, Inc. * (a)	305	2,677
		21,029
Professional Services — 1.6%
ASGN, Inc. *	55	5,284
ExlService Holdings, Inc. *	191	5,876
KBR, Inc.	109	6,049
Paycor HCM, Inc. * (a)	119	2,575
Verra Mobility Corp., Class A *	113	2,599
		22,383
Residential REITs — 0.6%
American Homes 4 Rent, Class A	120	4,312
Centerspace	72	4,167
		8,479
Retail REITs — 1.1%
Agree Realty Corp.	140	8,797
Kite Realty Group Trust	299	6,848
		15,645
Semiconductors & Semiconductor Equipment — 3.9%
Allegro MicroSystems, Inc. (Japan) *	134	4,050
Amkor Technology, Inc.	140	4,660
Axcelis Technologies, Inc. *	19	2,527
Cohu, Inc. *	197	6,956
Credo Technology Group Holding Ltd. *	271	5,282
MACOM Technology Solutions Holdings, Inc. *	24	2,276
MKS Instruments, Inc.	41	4,178
Onto Innovation, Inc. *	23	3,559
Power Integrations, Inc.	53	4,343
Rambus, Inc. *	148	10,096
Synaptics, Inc. *	66	7,515
		55,442
Software — 6.5%
Appfolio, Inc., Class A *	6	1,073
BlackLine, Inc. *	93	5,778
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Box, Inc., Class A *	288	7,382
Clear Secure, Inc., Class A (a)	189	3,896
Confluent, Inc., Class A *	238	5,576
CyberArk Software Ltd. *	41	8,951
Elastic NV *	54	6,131
Envestnet, Inc. *	54	2,655
Five9, Inc. *	72	5,668
Gitlab, Inc., Class A *	49	3,094
HashiCorp, Inc., Class A *	243	5,738
JFrog Ltd. (Israel) *	127	4,404
Klaviyo, Inc., Class A *	96	2,676
PowerSchool Holdings, Inc., Class A * (a)	130	3,068
SentinelOne, Inc., Class A *	281	7,712
Smartsheet, Inc., Class A *	157	7,499
Vertex, Inc., Class A *	226	6,083
Workiva, Inc., Class A *	54	5,447
		92,831
Specialized REITs — 0.3%
CubeSmart	101	4,692
Specialty Retail — 2.1%
Burlington Stores, Inc. *	18	3,432
Floor & Decor Holdings, Inc., Class A * (a)	53	5,958
Group 1 Automotive, Inc.	26	8,031
Lithia Motors, Inc., Class A	24	7,829
Urban Outfitters, Inc. *	117	4,181
		29,431
Technology Hardware, Storage & Peripherals — 1.0%
Super Micro Computer, Inc. * (a)	52	14,784
Textiles, Apparel & Luxury Goods — 1.7%
Carter's, Inc. (a)	79	5,913
Kontoor Brands, Inc.	115	7,165
Movado Group, Inc.	95	2,864
Steven Madden Ltd. (a)	181	7,632
		23,574
Trading Companies & Distributors — 4.7%
Air Lease Corp., Class A	119	4,980
Applied Industrial Technologies, Inc.	116	19,996
Beacon Roofing Supply, Inc. *	85	7,448
FTAI Aviation Ltd. (a)	93	4,326
McGrath RentCorp	64	7,684
Rush Enterprises, Inc., Class A	154	7,729
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
SiteOne Landscape Supply, Inc. * (a)	33	5,406
WESCO International, Inc.	53	9,183
		66,752
Water Utilities — 0.4%
American States Water Co.	80	6,412
Total Common Stocks (Cost $1,124,262)		1,384,422
	NO. OF CONTRACTS
Options Purchased — 0.1%
Call Options Purchased — 0.1%
SPDR S&P Biotech ETF
1/19/2024 at USD 70.00 , American Style
Notional Amount: USD 2,679
Counterparty: Exchange-Traded *	300	585
2/16/2024 at USD 70.00 , American Style
Notional Amount: USD 1,786
Counterparty: Exchange-Traded *	200	394
1/19/2024 at USD 80.00 , American Style
Notional Amount: USD 6,250
Counterparty: Exchange-Traded *	700	681
2/16/2024 at USD 80.00 , American Style
Notional Amount: USD 2,679
Counterparty: Exchange-Traded *	300	323
Total Call Options Purchased (Cost $323)		1,983
	SHARES (000)
Short-Term Investments — 9.9%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $37,445)	37,435	37,464
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 7.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	89,242	89,278
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	13,770	13,770
Total Investment of Cash Collateral from Securities Loaned (Cost $103,036)		103,048
Total Short-Term Investments (Cost $140,481)		140,512
Total Investments — 107.1% (Cost $1,265,066)		1,526,917
Liabilities in Excess of Other Assets — (7.1)%		(101,240)
NET ASSETS — 100.0%		1,425,677

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
USD	United States Dollar

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $98,903.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	31

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Aerospace & Defense — 0.8%
Woodward, Inc.	317	43,142
Automobile Components — 1.0%
LCI Industries (a)	430	54,059
Banks — 8.3%
BankUnited, Inc.	1,555	50,446
Commerce Bancshares, Inc. (a)	1,109	59,216
Cullen/Frost Bankers, Inc.	531	57,603
First Financial Bancorp	2,238	53,164
First Hawaiian, Inc.	2,399	54,845
First Interstate BancSystem, Inc., Class A	1,832	56,322
ServisFirst Bancshares, Inc. (a)	868	57,835
Wintrust Financial Corp.	667	61,851
		451,282
Beverages — 1.0%
Primo Water Corp.	3,671	55,243
Broadline Retail — 0.6%
Savers Value Village, Inc. * (a)	1,801	31,308
Building Products — 4.0%
AZEK Co., Inc. (The), Class A *	1,453	55,574
Hayward Holdings, Inc. * (a)	4,368	59,406
Janus International Group, Inc. *	2,170	28,319
Simpson Manufacturing Co., Inc.	386	76,391
		219,690
Capital Markets — 4.5%
AssetMark Financial Holdings, Inc. *	1,686	50,495
Evercore, Inc., Class A	401	68,601
Moelis & Co., Class A (a)	469	26,341
Morningstar, Inc.	137	39,274
StepStone Group, Inc., Class A	1,969	62,664
		247,375
Chemicals — 3.5%
Axalta Coating Systems Ltd. *	1,649	56,012
Balchem Corp.	235	34,978
Perimeter Solutions SA * (a)	4,829	22,214
Quaker Chemical Corp. (a)	352	75,037
		188,241
Commercial Services & Supplies — 7.0%
Casella Waste Systems, Inc., Class A *	955	81,615
Driven Brands Holdings, Inc. *	2,719	38,764
MSA Safety, Inc.	521	87,995
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
RB Global, Inc. (Canada)	729	48,761
Stericycle, Inc. *	1,378	68,308
UniFirst Corp.	304	55,611
		381,054
Construction & Engineering — 1.7%
WillScot Mobile Mini Holdings Corp. *	2,107	93,771
Consumer Staples Distribution & Retail — 4.3%
BJ's Wholesale Club Holdings, Inc. *	1,135	75,637
Casey's General Stores, Inc.	254	69,957
Performance Food Group Co. *	1,280	88,488
		234,082
Containers & Packaging — 1.4%
AptarGroup, Inc.	630	77,818
Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc. * (a)	729	68,691
Electric Utilities — 1.1%
Portland General Electric Co.	1,384	59,997
Electrical Equipment — 1.0%
Generac Holdings, Inc. * (a)	174	22,489
Shoals Technologies Group, Inc., Class A *	2,179	33,858
		56,347
Electronic Equipment, Instruments & Components — 4.4%
Badger Meter, Inc.	405	62,477
Cognex Corp.	611	25,499
Fabrinet (Thailand) *	212	40,332
nLight, Inc. *	2,188	29,546
Novanta, Inc. * (a)	489	82,351
		240,205
Financial Services — 1.5%
WEX, Inc. *	428	83,338
Food Products — 1.9%
Freshpet, Inc. * (a)	558	48,422
Utz Brands, Inc. (a)	3,259	52,922
		101,344
Ground Transportation — 2.1%
Knight-Swift Transportation Holdings, Inc.	919	52,963
Landstar System, Inc.	324	62,765
		115,728
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 3.4%
Envista Holdings Corp. *	1,817	43,724
ICU Medical, Inc. * (a)	430	42,843
Neogen Corp. * (a)	2,217	44,579
QuidelOrtho Corp. *	695	51,233
		182,379
Health Care Providers & Services — 5.4%
Agiliti, Inc. * (a)	3,432	27,177
Chemed Corp.	120	70,009
Encompass Health Corp.	1,299	86,649
HealthEquity, Inc. *	968	64,203
Progyny, Inc. *	1,214	45,152
		293,190
Health Care Technology — 0.7%
Certara, Inc. *	2,247	39,528
Hotel & Resort REITs — 1.2%
Ryman Hospitality Properties, Inc.	585	64,394
Hotels, Restaurants & Leisure — 3.1%
Monarch Casino & Resort, Inc.	513	35,510
Planet Fitness, Inc., Class A *	958	69,945
Wendy's Co. (The) (a)	3,192	62,174
		167,629
Industrial REITs — 1.1%
EastGroup Properties, Inc.	323	59,268
Insurance — 2.1%
Kinsale Capital Group, Inc.	144	48,118
RLI Corp.	513	68,295
		116,413
Leisure Products — 2.2%
Acushnet Holdings Corp. (a)	861	54,365
Brunswick Corp. (a)	679	65,699
		120,064
Life Sciences Tools & Services — 0.7%
Azenta, Inc. * (a)	575	37,471
Machinery — 5.5%
Douglas Dynamics, Inc.	1,014	30,090
Hillman Solutions Corp. *	6,022	55,463
Lincoln Electric Holdings, Inc. (a)	293	63,745
RBC Bearings, Inc. * (a)	312	88,855
Toro Co. (The)	621	59,578
		297,731
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.7%
Northwestern Energy Group, Inc.	777	39,538
Oil, Gas & Consumable Fuels — 1.5%
DT Midstream, Inc. (a)	885	48,487
SM Energy Co.	887	34,363
		82,850
Professional Services — 3.0%
First Advantage Corp. (a)	3,847	63,753
Paycor HCM, Inc. * (a)	2,172	46,888
Verra Mobility Corp., Class A *	2,405	55,386
		166,027
Real Estate Management & Development — 1.0%
Cushman & Wakefield plc * (a)	4,846	52,337
Retail REITs — 1.2%
NNN REIT, Inc.	1,469	63,297
Semiconductors & Semiconductor Equipment — 3.9%
Allegro MicroSystems, Inc. (Japan) *	1,169	35,385
MACOM Technology Solutions Holdings, Inc. *	990	92,074
Power Integrations, Inc.	1,022	83,907
		211,366
Software — 4.9%
Clearwater Analytics Holdings, Inc., Class A *	2,639	52,860
Envestnet, Inc. *	881	43,634
Guidewire Software, Inc. *	486	52,948
nCino, Inc. * (a)	1,253	42,131
Qualys, Inc. * (a)	124	24,413
Workiva, Inc., Class A *	477	48,479
		264,465
Specialized REITs — 1.1%
CubeSmart	1,345	62,356
Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	383	66,233
Core & Main, Inc., Class A *	1,209	48,852
		115,085
Total Common Stocks (Cost $3,656,256)		5,238,103
Short-Term Investments — 9.9%
Investment Companies — 4.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $227,576)	227,476	227,658
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	33

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 5.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	276,926	277,037
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	32,096	32,096
Total Investment of Cash Collateral from Securities Loaned (Cost $309,096)		309,133
Total Short-Term Investments (Cost $536,672)		536,791
Total Investments — 106.1% (Cost $4,192,928)		5,774,894
Liabilities in Excess of Other Assets — (6.1)%		(332,769)
NET ASSETS — 100.0%		5,442,125

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $297,559.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Small Cap Funds	December 31, 2023

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%
Aerospace & Defense — 1.3%
Hexcel Corp.	653	48,168
Automobile Components — 1.5%
LCI Industries (a)	172	21,689
Visteon Corp. *	291	36,316
		58,005
Automobiles — 0.5%
Winnebago Industries, Inc. (a)	272	19,800
Banks — 0.8%
First Financial Bankshares, Inc.	307	9,306
Pinnacle Financial Partners, Inc.	226	19,700
		29,006
Biotechnology — 11.8%
ACELYRIN, Inc. * (a)	935	6,975
Agios Pharmaceuticals, Inc. *	700	15,594
Alector, Inc. * (a)	1,031	8,225
Allogene Therapeutics, Inc. * (a)	1,722	5,526
Amicus Therapeutics, Inc. * (a)	3,752	53,234
Apellis Pharmaceuticals, Inc. * (a)	336	20,137
Arrowhead Pharmaceuticals, Inc. * (a)	923	28,228
Blueprint Medicines Corp. *	510	47,080
Halozyme Therapeutics, Inc. * (a)	1,151	42,532
Natera, Inc. *	769	48,168
PMV Pharmaceuticals, Inc. *	1,173	3,635
REGENXBIO, Inc. *	1,323	23,756
Relay Therapeutics, Inc. *	2,139	23,553
REVOLUTION Medicines, Inc. * (a)	1,360	39,005
Sage Therapeutics, Inc. * (a)	606	13,136
Twist Bioscience Corp. * (a)	1,284	47,325
Vaxcyte, Inc. *	154	9,671
Verve Therapeutics, Inc. * (a)	747	10,419
		446,199
Broadline Retail — 0.9%
Global-e Online Ltd. (Israel) * (a)	899	35,638
Building Products — 4.5%
AAON, Inc.	792	58,530
Advanced Drainage Systems, Inc.	279	39,259
Simpson Manufacturing Co., Inc.	355	70,262
		168,051
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.6%
Evercore, Inc., Class A	240	41,010
Hamilton Lane, Inc., Class A	168	19,132
		60,142
Commercial Services & Supplies — 3.5%
ACV Auctions, Inc., Class A *	1,727	26,158
Casella Waste Systems, Inc., Class A *	625	53,449
MSA Safety, Inc.	308	52,009
		131,616
Communications Equipment — 0.4%
Ciena Corp. *	314	14,141
Construction & Engineering — 2.9%
Comfort Systems USA, Inc.	203	41,746
EMCOR Group, Inc.	98	21,163
MasTec, Inc. *	252	19,061
Valmont Industries, Inc.	123	28,739
		110,709
Consumer Staples Distribution & Retail — 2.0%
Chefs' Warehouse, Inc. (The) *	866	25,477
Grocery Outlet Holding Corp. *	1,016	27,409
Performance Food Group Co. *	304	21,018
		73,904
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc. *	332	31,312
Electrical Equipment — 2.5%
Bloom Energy Corp., Class A * (a)	1,857	27,481
NEXTracker, Inc., Class A * (a)	695	32,545
Shoals Technologies Group, Inc., Class A *	1,432	22,258
Vicor Corp. *	288	12,944
		95,228
Electronic Equipment, Instruments & Components — 0.7%
Littelfuse, Inc.	100	26,634
Energy Equipment & Services — 2.1%
Cactus, Inc., Class A	977	44,371
TechnipFMC plc (United Kingdom)	1,795	36,152
		80,523
Financial Services — 2.6%
AvidXchange Holdings, Inc. * (a)	2,305	28,559
Flywire Corp. *	678	15,693
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	35

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Financial Services — continued
PennyMac Financial Services, Inc. (a)	216	19,053
Remitly Global, Inc. *	1,841	35,758
		99,063
Food Products — 1.4%
Freshpet, Inc. * (a)	585	50,748
Ground Transportation — 0.6%
Saia, Inc. *	54	23,674
Health Care Equipment & Supplies — 3.8%
Alphatec Holdings, Inc. *	844	12,747
CONMED Corp. (a)	120	13,165
Establishment Labs Holdings, Inc. (Costa Rica) * (a)	396	10,248
Inari Medical, Inc. * (a)	604	39,239
iRhythm Technologies, Inc. * (a)	398	42,611
Outset Medical, Inc. * (a)	1,694	9,164
Shockwave Medical, Inc. *	92	17,570
		144,744
Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc. *	382	29,746
Accolade, Inc. *	2,329	27,968
Progyny, Inc. *	410	15,227
		72,941
Health Care Technology — 1.7%
Evolent Health, Inc., Class A * (a)	1,885	62,251
Hotels, Restaurants & Leisure — 5.8%
Boyd Gaming Corp. (a)	673	42,156
Cava Group, Inc. * (a)	214	9,183
Life Time Group Holdings, Inc. * (a)	2,001	30,181
Marriott Vacations Worldwide Corp.	176	14,896
Papa John's International, Inc. (a)	393	29,965
Planet Fitness, Inc., Class A *	403	29,409
Six Flags Entertainment Corp. * (a)	1,070	26,836
Texas Roadhouse, Inc., Class A	288	35,169
		217,795
Household Durables — 1.3%
Helen of Troy Ltd. * (a)	116	14,040
Sonos, Inc. *	2,063	35,349
		49,389
Industrial REITs — 0.9%
Terreno Realty Corp.	542	33,986
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.3%
DigitalOcean Holdings, Inc. * (a)	579	21,264
Globant SA *	114	27,038
		48,302
Machinery — 2.9%
Chart Industries, Inc. * (a)	192	26,154
ITT, Inc.	442	52,798
John Bean Technologies Corp.	291	28,894
		107,846
Oil, Gas & Consumable Fuels — 1.8%
Chord Energy Corp.	97	16,202
Matador Resources Co. (a)	614	34,892
SM Energy Co.	391	15,141
		66,235
Personal Care Products — 1.4%
elf Beauty, Inc. *	364	52,498
Pharmaceuticals — 2.4%
Arvinas, Inc. *	677	27,838
Intra-Cellular Therapies, Inc. *	685	49,078
Revance Therapeutics, Inc. * (a)	1,624	14,274
		91,190
Professional Services — 2.0%
ExlService Holdings, Inc. *	1,016	31,332
KBR, Inc. (a)	577	31,975
Paycor HCM, Inc. * (a)	636	13,730
		77,037
Semiconductors & Semiconductor Equipment — 5.1%
Allegro MicroSystems, Inc. (Japan) *	713	21,596
Axcelis Technologies, Inc. *	104	13,472
Credo Technology Group Holding Ltd. *	1,447	28,165
MACOM Technology Solutions Holdings, Inc. *	131	12,134
MKS Instruments, Inc.	216	22,275
Onto Innovation, Inc. *	124	18,978
Power Integrations, Inc. (a)	282	23,156
Rambus, Inc. *	789	53,831
		193,607
Software — 13.1%
Appfolio, Inc., Class A *	33	5,720
BlackLine, Inc. *	493	30,805
Box, Inc., Class A *	1,537	39,359
Clear Secure, Inc., Class A (a)	1,006	20,775
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Confluent, Inc., Class A *	1,271	29,733
CyberArk Software Ltd. *	218	47,724
Elastic NV *	289	32,552
Envestnet, Inc. *	286	14,155
Five9, Inc. *	383	30,166
Gitlab, Inc., Class A *	262	16,494
HashiCorp, Inc., Class A *	1,294	30,596
JFrog Ltd. (Israel) *	679	23,482
Klaviyo, Inc., Class A *	514	14,271
PowerSchool Holdings, Inc., Class A * (a)	694	16,357
SentinelOne, Inc., Class A *	1,492	40,948
Smartsheet, Inc., Class A *	836	39,984
Vertex, Inc., Class A *	1,204	32,435
Workiva, Inc., Class A *	286	29,041
		494,597
Specialized REITs — 0.7%
CubeSmart	540	25,016
Specialty Retail — 2.4%
Burlington Stores, Inc. *	93	18,222
Floor & Decor Holdings, Inc., Class A * (a)	285	31,765
Lithia Motors, Inc., Class A (a)	127	41,745
		91,732
Technology Hardware, Storage & Peripherals — 2.1%
Super Micro Computer, Inc. * (a)	277	78,824
Trading Companies & Distributors — 6.3%
Air Lease Corp., Class A	633	26,550
Applied Industrial Technologies, Inc.	404	69,745
FTAI Aviation Ltd. (a)	497	23,066
Rush Enterprises, Inc., Class A	819	41,212
SiteOne Landscape Supply, Inc. * (a)	177	28,825
WESCO International, Inc.	282	48,962
		238,360
Total Common Stocks (Cost $2,968,597)		3,748,911
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.9%
Investment Companies — 0.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $22,498)	22,493	22,511
Investment of Cash Collateral from Securities Loaned — 7.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	242,987	243,084
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	32,822	32,822
Total Investment of Cash Collateral from Securities Loaned (Cost $275,880)		275,906
Total Short-Term Investments (Cost $298,378)		298,417
Total Investments — 107.2% (Cost $3,266,975)		4,047,328
Liabilities in Excess of Other Assets — (7.2)%		(270,995)
NET ASSETS — 100.0%		3,776,333

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $263,521.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	37

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Automobile Components — 2.1%
Visteon Corp. *	7	819
Banks — 8.5%
Amalgamated Financial Corp.	39	1,061
Berkshire Hills Bancorp, Inc.	27	660
Hilltop Holdings, Inc.	20	703
Synovus Financial Corp.	17	643
Zions Bancorp NA	5	219
		3,286
Biotechnology — 6.3%
Apellis Pharmaceuticals, Inc. *	12	707
Fate Therapeutics, Inc. *	14	54
Halozyme Therapeutics, Inc. *	18	682
Natera, Inc. *	10	622
Sarepta Therapeutics, Inc. *	4	373
		2,438
Building Products — 6.0%
AAON, Inc.	17	1,239
Advanced Drainage Systems, Inc.	3	381
AZEK Co., Inc. (The), Class A *	18	703
		2,323
Capital Markets — 1.3%
Federated Hermes, Inc.	15	494
Chemicals — 1.2%
Avient Corp.	12	483
Commercial Services & Supplies — 5.1%
ABM Industries, Inc.	7	290
Interface, Inc., Class A	25	319
MillerKnoll, Inc.	24	631
Tetra Tech, Inc.	4	731
		1,971
Consumer Staples Distribution & Retail — 2.0%
Sprouts Farmers Market, Inc. *	12	585
United Natural Foods, Inc. *	13	201
		786
Diversified Consumer Services — 0.6%
Coursera, Inc. *	12	241
Diversified REITs — 1.4%
Alexander & Baldwin, Inc.	28	526
Electric Utilities — 1.8%
Portland General Electric Co.	16	712
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.4%
Acuity Brands, Inc.	1	312
Bloom Energy Corp., Class A *	6	89
Fluence Energy, Inc. *	5	114
FuelCell Energy, Inc. *	20	32
NEXTracker, Inc., Class A *	5	220
SunPower Corp. *	30	147
		914
Electronic Equipment, Instruments & Components — 4.1%
Badger Meter, Inc.	6	845
Itron, Inc. *	10	760
		1,605
Food Products — 2.1%
Darling Ingredients, Inc. *	12	619
Vital Farms, Inc. *	12	181
		800
Health Care Equipment & Supplies — 1.4%
Outset Medical, Inc. *	24	130
Shockwave Medical, Inc. *	2	402
		532
Health Care Providers & Services — 5.2%
AMN Healthcare Services, Inc. *	4	339
Encompass Health Corp.	6	429
HealthEquity, Inc. *	9	571
Progyny, Inc. *	19	694
		2,033
Health Care Technology — 1.9%
Schrodinger, Inc. *	15	537
Veradigm, Inc. *	20	205
		742
Hotels, Restaurants & Leisure — 0.2%
Sweetgreen, Inc., Class A *	5	58
Household Durables — 4.1%
KB Home	20	1,222
Sonos, Inc. *	22	385
		1,607
Independent Power and Renewable Electricity Producers — 0.1%
Sunnova Energy International, Inc. *	3	53
Industrial REITs — 1.1%
Rexford Industrial Realty, Inc.	7	409
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 2.4%
CNO Financial Group, Inc.	32	902
Lemonade, Inc. *	1	18
		920
Interactive Media & Services — 2.5%
Bumble, Inc., Class A *	18	269
Yelp, Inc., Class A *	15	691
		960
Life Sciences Tools & Services — 0.6%
Azenta, Inc. *	3	212
Singular Genomics Systems, Inc. *	51	23
		235
Machinery — 2.2%
AGCO Corp.	4	462
Lindsay Corp.	3	399
		861
Metals & Mining — 4.0%
Alcoa Corp.	9	302
Constellium SE *	38	757
Schnitzer Steel Industries, Inc., Class A	17	509
		1,568
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	18	507
Office REITs — 1.6%
Hudson Pacific Properties, Inc.	9	85
Kilroy Realty Corp.	9	359
Paramount Group, Inc.	36	187
		631
Oil, Gas & Consumable Fuels — 0.4%
Clean Energy Fuels Corp. *	45	171
Professional Services — 4.3%
Huron Consulting Group, Inc. *	8	859
ICF International, Inc.	6	792
		1,651
Real Estate Management & Development — 0.8%
Cushman & Wakefield plc *	30	326
Semiconductors & Semiconductor Equipment — 2.3%
Power Integrations, Inc.	6	485
Wolfspeed, Inc. *	9	402
		887
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 3.4%
Everbridge, Inc. *	4	95
NCR Voyix Corp. *	17	284
Q2 Holdings, Inc. *	10	459
Workiva, Inc., Class A *	5	480
		1,318
Specialized REITs — 1.4%
Rayonier, Inc.	16	534
Specialty Retail — 1.4%
ThredUp, Inc., Class A *	52	117
Warby Parker, Inc., Class A *	29	405
		522
Textiles, Apparel & Luxury Goods — 6.9%
Columbia Sportswear Co.	6	435
Deckers Outdoor Corp. *	1	963
Kontoor Brands, Inc.	14	892
Unifi, Inc. *	59	392
		2,682
Trading Companies & Distributors — 2.8%
WESCO International, Inc.	6	1,098
Water Utilities — 2.0%
American States Water Co.	10	767
Total Common Stocks (Cost $39,104)		38,470
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Contra Aduro Biotech I ‡ * (Cost $108)	42	—
	SHARES (000)
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $345)	345	345
Total Investments — 100.1% (Cost $39,557)		38,815
Liabilities in Excess of Other Assets — (0.1)%		(47)
NET ASSETS — 100.0%		38,768

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	39

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Small Cap Funds	December 31, 2023

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Aerospace & Defense — 0.7%
Archer Aviation, Inc., Class A * (a)	223	1,367
Parsons Corp. * (a)	84	5,247
V2X, Inc. *	62	2,896
		9,510
Air Freight & Logistics — 0.7%
Hub Group, Inc., Class A *	100	9,165
Radiant Logistics, Inc. *	240	1,598
		10,763
Automobile Components — 0.5%
Adient plc *	171	6,235
Dana, Inc.	113	1,649
		7,884
Banks — 17.3%
1st Source Corp.	19	1,048
Amalgamated Financial Corp.	47	1,269
Ameris Bancorp	148	7,829
Associated Banc-Corp.	63	1,350
Banc of California, Inc.	147	1,968
Bancorp, Inc. (The) *	51	1,950
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	289	9,252
BankUnited, Inc.	81	2,633
Banner Corp.	66	3,541
Brookline Bancorp, Inc.	98	1,068
Business First Bancshares, Inc.	81	1,998
Byline Bancorp, Inc.	223	5,263
Capital City Bank Group, Inc.	83	2,452
Capstar Financial Holdings, Inc. (a)	47	874
Central Pacific Financial Corp.	78	1,532
City Holding Co. (a)	1	147
Columbia Banking System, Inc.	55	1,459
Community Trust Bancorp, Inc.	24	1,072
ConnectOne Bancorp, Inc.	411	9,427
CrossFirst Bankshares, Inc. *	48	650
Customers Bancorp, Inc. *	203	11,701
CVB Financial Corp. (a)	383	7,740
Eastern Bankshares, Inc.	532	7,558
Enterprise Financial Services Corp.	128	5,713
Equity Bancshares, Inc., Class A	15	502
Financial Institutions, Inc.	47	993
First BanCorp (Puerto Rico) (a)	940	15,459
First Bancshares, Inc. (The)	85	2,505
First Citizens BancShares, Inc., Class A	5	6,625
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Commonwealth Financial Corp.	161	2,478
First Financial Corp.	79	3,412
First Merchants Corp.	132	4,889
First Mid Bancshares, Inc.	22	746
FNB Corp. (a)	59	806
Hancock Whitney Corp.	61	2,982
Heartland Financial USA, Inc.	28	1,042
Heritage Commerce Corp.	272	2,700
Home BancShares, Inc.	212	5,370
HomeTrust Bancshares, Inc.	43	1,144
Hope Bancorp, Inc.	190	2,300
Live Oak Bancshares, Inc.	36	1,642
Mercantile Bank Corp.	17	695
Mid Penn Bancorp, Inc.	17	416
Midland States Bancorp, Inc.	28	784
MVB Financial Corp.	13	284
National Bank Holdings Corp., Class A	58	2,153
OceanFirst Financial Corp.	252	4,366
OFG Bancorp (Puerto Rico)	430	16,113
Old National Bancorp	659	11,124
Old Second Bancorp, Inc.	335	5,172
Orrstown Financial Services, Inc.	21	626
Pathward Financial, Inc.	171	9,053
Peapack-Gladstone Financial Corp.	18	546
Peoples Bancorp, Inc.	—	—
Pinnacle Financial Partners, Inc.	46	4,044
Popular, Inc. (Puerto Rico)	83	6,792
Preferred Bank	46	3,345
Premier Financial Corp.	104	2,512
QCR Holdings, Inc.	109	6,357
Sierra Bancorp	25	571
SmartFinancial, Inc.	17	405
South Plains Financial, Inc.	10	298
Southside Bancshares, Inc.	34	1,054
SouthState Corp.	60	5,084
Towne Bank	79	2,353
TriCo Bancshares	66	2,855
UMB Financial Corp.	23	1,897
United Bankshares, Inc.	83	3,105
Veritex Holdings, Inc.	96	2,229
WesBanco, Inc.	42	1,324
Westamerica BanCorp	34	1,934
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	41

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
Wintrust Financial Corp.	91	8,485
WSFS Financial Corp.	36	1,658
		252,723
Beverages — 0.2%
Primo Water Corp.	224	3,371
Biotechnology — 4.0%
2seventy bio, Inc. * (a)	181	773
Agios Pharmaceuticals, Inc. *	102	2,277
Allogene Therapeutics, Inc. * (a)	417	1,340
Arcellx, Inc. * (a)	137	7,584
Avidity Biosciences, Inc. *	223	2,021
Biohaven Ltd. * (a)	6	247
Bluebird Bio, Inc. * (a)	491	678
Cytokinetics, Inc. * (a)	74	6,167
Dynavax Technologies Corp. *	170	2,369
Fate Therapeutics, Inc. *	604	2,258
Geron Corp. * (a)	644	1,359
Iovance Biotherapeutics, Inc. * (a)	421	3,419
Kymera Therapeutics, Inc. *	222	5,660
Lexicon Pharmaceuticals, Inc. * (a)	1,465	2,242
MacroGenics, Inc. * (a)	546	5,254
Prothena Corp. plc (Ireland) *	83	3,006
REVOLUTION Medicines, Inc. *	74	2,104
SpringWorks Therapeutics, Inc. * (a)	149	5,438
Syndax Pharmaceuticals, Inc. *	184	3,981
		58,177
Broadline Retail — 0.2%
Savers Value Village, Inc. * (a)	127	2,214
Building Products — 1.6%
Gibraltar Industries, Inc. *	47	3,692
Griffon Corp.	91	5,585
Resideo Technologies, Inc. *	102	1,914
UFP Industries, Inc.	91	11,416
		22,607
Capital Markets — 1.2%
AssetMark Financial Holdings, Inc. *	48	1,429
BGC Group, Inc., Class A	84	608
Federated Hermes, Inc.	38	1,301
Open Lending Corp. *	117	1,000
Piper Sandler Cos.	13	2,192
StoneX Group, Inc. *	37	2,696
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
Victory Capital Holdings, Inc., Class A	184	6,327
Virtus Investment Partners, Inc.	10	2,471
		18,024
Chemicals — 0.6%
AdvanSix, Inc.	89	2,662
Avient Corp.	55	2,293
Ecovyst, Inc. *	58	567
HB Fuller Co.	30	2,480
Tronox Holdings plc	59	835
		8,837
Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	176	7,886
ACCO Brands Corp.	115	697
		8,583
Communications Equipment — 0.3%
Aviat Networks, Inc. *	35	1,156
NETGEAR, Inc. *	233	3,397
		4,553
Construction & Engineering — 1.5%
API Group Corp. *	168	5,818
Argan, Inc.	14	667
Comfort Systems USA, Inc.	28	5,661
MYR Group, Inc. *	48	6,990
Primoris Services Corp.	88	2,907
		22,043
Construction Materials — 0.2%
Summit Materials, Inc., Class A *	80	3,080
Consumer Finance — 1.0%
Encore Capital Group, Inc. * (a)	61	3,077
Enova International, Inc. *	49	2,734
FirstCash Holdings, Inc.	41	4,450
Nelnet, Inc., Class A	10	834
PROG Holdings, Inc. *	112	3,468
		14,563
Consumer Staples Distribution & Retail — 0.8%
Andersons, Inc. (The)	89	5,109
Sprouts Farmers Market, Inc. *	112	5,376
United Natural Foods, Inc. *	106	1,731
		12,216
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Containers & Packaging — 0.3%
Greif, Inc., Class A	39	2,557
Myers Industries, Inc.	18	349
O-I Glass, Inc. *	74	1,222
		4,128
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc. *	78	4,598
Laureate Education, Inc., Class A	267	3,656
Perdoceo Education Corp.	179	3,147
Stride, Inc. * (a)	46	2,707
		14,108
Diversified REITs — 0.9%
Alexander & Baldwin, Inc.	51	963
American Assets Trust, Inc.	38	863
Armada Hoffler Properties, Inc.	81	1,006
Broadstone Net Lease, Inc.	379	6,520
Essential Properties Realty Trust, Inc.	152	3,883
		13,235
Diversified Telecommunication Services — 0.5%
ATN International, Inc.	16	634
EchoStar Corp., Class A *	79	1,310
Liberty Latin America Ltd., Class A (Puerto Rico) *	97	704
Liberty Latin America Ltd., Class C (Puerto Rico) *	579	4,252
		6,900
Electric Utilities — 1.4%
IDACORP, Inc. (a)	59	5,770
MGE Energy, Inc.	65	4,708
Portland General Electric Co.	218	9,464
		19,942
Electrical Equipment — 1.4%
Encore Wire Corp. (a)	77	16,346
Powell Industries, Inc.	40	3,547
		19,893
Electronic Equipment, Instruments & Components — 2.1%
Benchmark Electronics, Inc.	149	4,117
Daktronics, Inc. *	366	3,104
Knowles Corp. *	707	12,673
OSI Systems, Inc. *	51	6,572
ScanSource, Inc. *	98	3,877
		30,343
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 1.8%
ChampionX Corp.	48	1,387
Helmerich & Payne, Inc.	87	3,164
Liberty Energy, Inc., Class A	350	6,353
Noble Corp. plc	111	5,320
Oil States International, Inc. *	263	1,786
Patterson-UTI Energy, Inc.	549	5,929
Select Water Solutions, Inc.	348	2,641
		26,580
Financial Services — 4.8%
Enact Holdings, Inc.	100	2,879
Essent Group Ltd.	242	12,766
Federal Agricultural Mortgage Corp., Class C	16	3,132
Jackson Financial, Inc., Class A	154	7,870
Merchants Bancorp	206	8,766
Mr. Cooper Group, Inc. *	155	10,129
NMI Holdings, Inc., Class A *	206	6,114
PennyMac Financial Services, Inc. (a)	50	4,429
Radian Group, Inc.	302	8,614
Repay Holdings Corp., Class A * (a)	409	3,498
StoneCo Ltd., Class A (Brazil) * (a)	125	2,247
		70,444
Food Products — 0.9%
Cal-Maine Foods, Inc. (a)	13	751
Darling Ingredients, Inc. *	34	1,702
Dole plc	335	4,122
Fresh Del Monte Produce, Inc.	74	1,936
John B Sanfilippo & Son, Inc.	37	3,773
Simply Good Foods Co. (The) *	36	1,439
		13,723
Gas Utilities — 1.5%
Chesapeake Utilities Corp.	28	2,997
New Jersey Resources Corp.	66	2,955
Northwest Natural Holding Co.	83	3,232
ONE Gas, Inc. (a)	98	6,265
Southwest Gas Holdings, Inc.	38	2,389
Spire, Inc.	70	4,336
		22,174
Ground Transportation — 0.6%
ArcBest Corp.	67	8,003
Health Care Equipment & Supplies — 1.5%
Alphatec Holdings, Inc. *	383	5,792
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	43

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Inari Medical, Inc. * (a)	46	2,964
RxSight, Inc. *	263	10,612
Sight Sciences, Inc. *	546	2,818
		22,186
Health Care Providers & Services — 0.8%
Addus HomeCare Corp. *	34	3,141
Fulgent Genetics, Inc. * (a)	69	1,994
ModivCare, Inc. *	54	2,373
NeoGenomics, Inc. * (a)	269	4,357
		11,865
Health Care REITs — 0.8%
CareTrust REIT, Inc.	105	2,349
Community Healthcare Trust, Inc.	47	1,245
Global Medical REIT, Inc.	61	676
Sabra Health Care REIT, Inc.	472	6,739
		11,009
Health Care Technology — 0.6%
Evolent Health, Inc., Class A *	187	6,175
Veradigm, Inc. *	296	3,104
		9,279
Hotel & Resort REITs — 1.5%
Apple Hospitality REIT, Inc. (a)	354	5,881
DiamondRock Hospitality Co.	92	859
RLJ Lodging Trust	379	4,436
Ryman Hospitality Properties, Inc.	86	9,495
Xenia Hotels & Resorts, Inc.	74	1,011
		21,682
Hotels, Restaurants & Leisure — 1.3%
Bluegreen Vacations Holding Corp., Class A (a)	29	2,198
Full House Resorts, Inc. *	65	347
International Game Technology plc	85	2,339
Light & Wonder, Inc. *	119	9,744
SeaWorld Entertainment, Inc. *	77	4,082
		18,710
Household Durables — 2.9%
Green Brick Partners, Inc. *	32	1,664
Helen of Troy Ltd. *	12	1,404
M/I Homes, Inc. *	81	11,161
Meritage Homes Corp.	67	11,605
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — continued
Taylor Morrison Home Corp., Class A *	211	11,271
Tri Pointe Homes, Inc. *	164	5,814
		42,919
Household Products — 0.4%
Central Garden & Pet Co., Class A *	138	6,092
Independent Power and Renewable Electricity Producers — 0.4%
Clearway Energy, Inc., Class A (a)	102	2,615
Clearway Energy, Inc., Class C (a)	128	3,516
		6,131
Industrial REITs — 1.4%
First Industrial Realty Trust, Inc.	30	1,577
Innovative Industrial Properties, Inc. (a)	22	2,233
Plymouth Industrial REIT, Inc.	131	3,149
STAG Industrial, Inc.	182	7,151
Terreno Realty Corp.	95	5,977
		20,087
Insurance — 1.0%
American Equity Investment Life Holding Co. *	79	4,390
CNO Financial Group, Inc.	65	1,823
Enstar Group Ltd. *	6	1,728
James River Group Holdings Ltd.	47	438
RLI Corp.	32	4,294
Skyward Specialty Insurance Group, Inc. * (a)	38	1,268
		13,941
Interactive Media & Services — 0.2%
Cars.com, Inc. *	64	1,224
QuinStreet, Inc. *	143	1,830
		3,054
IT Services — 0.5%
Information Services Group, Inc.	743	3,501
Unisys Corp. *	723	4,059
		7,560
Leisure Products — 0.2%
JAKKS Pacific, Inc. *	63	2,222
Machinery — 1.6%
AGCO Corp.	48	5,791
Albany International Corp., Class A	9	877
Enpro Inc.	12	1,894
Luxfer Holdings plc (United Kingdom)	28	253
Mueller Industries, Inc. (a)	229	10,804
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Terex Corp.	62	3,544
Titan International, Inc. *	37	547
		23,710
Marine Transportation — 0.6%
Matson, Inc.	72	7,922
Safe Bulkers, Inc. (Greece)	206	809
		8,731
Media — 0.9%
AMC Networks, Inc., Class A * (a)	125	2,342
Entravision Communications Corp., Class A	556	2,320
Gray Television, Inc.	446	3,992
John Wiley & Sons, Inc., Class A	20	620
Magnite, Inc. *	268	2,506
Thryv Holdings, Inc. *	91	1,860
		13,640
Metals & Mining — 2.9%
Alpha Metallurgical Resources, Inc. (a)	29	9,928
Arch Resources, Inc.	21	3,467
Commercial Metals Co.	241	12,062
Constellium SE *	151	3,014
Hecla Mining Co.	726	3,491
Olympic Steel, Inc.	13	890
Ryerson Holding Corp.	78	2,685
Schnitzer Steel Industries, Inc., Class A	63	1,898
SunCoke Energy, Inc.	125	1,344
Warrior Met Coal, Inc.	55	3,356
		42,135
Mortgage Real Estate Investment Trusts (REITs) — 1.4%
Blackstone Mortgage Trust, Inc., Class A (a)	47	1,001
Brightspire Capital, Inc., Class A	516	3,841
Dynex Capital, Inc. (a)	116	1,457
Ellington Financial, Inc. (a)	27	337
KKR Real Estate Finance Trust, Inc.	118	1,563
Ladder Capital Corp.	397	4,570
MFA Financial, Inc.	564	6,354
PennyMac Mortgage Investment Trust (a)	52	782
Ready Capital Corp. (a)	83	844
		20,749
Multi-Utilities — 0.7%
Black Hills Corp.	9	487
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Northwestern Energy Group, Inc.	70	3,540
Unitil Corp.	123	6,485
		10,512
Office REITs — 1.4%
Brandywine Realty Trust	484	2,614
City Office REIT, Inc.	91	559
COPT Defense Properties	310	7,933
Easterly Government Properties, Inc., Class A	52	699
Equity Commonwealth	150	2,872
Hudson Pacific Properties, Inc.	146	1,356
SL Green Realty Corp. (a)	87	3,939
		19,972
Oil, Gas & Consumable Fuels — 6.9%
California Resources Corp.	108	5,917
Chord Energy Corp.	60	9,984
Civitas Resources, Inc. (a)	61	4,179
CNX Resources Corp. * (a)	191	3,829
CONSOL Energy, Inc.	20	2,032
CVR Energy, Inc. (a)	112	3,392
Delek US Holdings, Inc.	16	423
Dorian LPG Ltd. (a)	174	7,638
Green Plains, Inc. * (a)	82	2,057
Gulfport Energy Corp. *	36	4,822
International Seaways, Inc.	95	4,305
Magnolia Oil & Gas Corp., Class A (a)	30	636
Matador Resources Co.	160	9,123
Murphy Oil Corp.	205	8,727
Ovintiv, Inc. (a)	101	4,416
Par Pacific Holdings, Inc. *	34	1,242
PBF Energy, Inc., Class A	69	3,010
Peabody Energy Corp. (a)	138	3,362
REX American Resources Corp. *	20	944
SM Energy Co.	305	11,817
Teekay Tankers Ltd., Class A (Canada)	65	3,244
Uranium Energy Corp. * (a)	537	3,439
World Kinect Corp.	108	2,449
		100,987
Passenger Airlines — 0.8%
JetBlue Airways Corp. *	247	1,370
Joby Aviation, Inc. * (a)	214	1,420
SkyWest, Inc. *	165	8,629
		11,419
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	45

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Personal Care Products — 1.0%
BellRing Brands, Inc. *	166	9,195
Edgewell Personal Care Co.	74	2,713
Herbalife Ltd. * (a)	171	2,607
Nature's Sunshine Products, Inc. *	40	692
		15,207
Pharmaceuticals — 0.8%
ANI Pharmaceuticals, Inc. *	75	4,126
Intra-Cellular Therapies, Inc. *	54	3,890
Prestige Consumer Healthcare, Inc. *	71	4,360
		12,376
Professional Services — 1.1%
ASGN, Inc. *	62	5,985
Barrett Business Services, Inc.	47	5,428
Heidrick & Struggles International, Inc.	75	2,199
KBR, Inc.	34	1,898
		15,510
Real Estate Management & Development — 0.5%
Forestar Group, Inc. *	175	5,801
Opendoor Technologies, Inc. *	365	1,635
		7,436
Residential REITs — 0.3%
Independence Realty Trust, Inc.	100	1,526
UMH Properties, Inc.	102	1,563
Veris Residential, Inc.	93	1,470
		4,559
Retail REITs — 3.0%
Agree Realty Corp.	177	11,161
InvenTrust Properties Corp.	128	3,253
Kite Realty Group Trust	357	8,169
Phillips Edison & Co., Inc. (a)	109	3,980
Regency Centers Corp.	11	706
Retail Opportunity Investments Corp.	665	9,325
RPT Realty	100	1,280
SITE Centers Corp.	265	3,609
Tanger, Inc. (a)	58	1,613
		43,096
Semiconductors & Semiconductor Equipment — 1.4%
ACM Research, Inc., Class A *	210	4,108
Synaptics, Inc. *	97	11,115
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Ultra Clean Holdings, Inc. *	46	1,564
Veeco Instruments, Inc. *	109	3,370
		20,157
Software — 1.5%
Adeia, Inc.	298	3,697
LiveRamp Holdings, Inc. *	255	9,639
ON24, Inc.	333	2,626
Verint Systems, Inc. *	119	3,210
Xperi, Inc. *	236	2,600
		21,772
Specialized REITs — 0.5%
PotlatchDeltic Corp.	145	7,131
Specialty Retail — 3.7%
Abercrombie & Fitch Co., Class A *	71	6,299
Academy Sports & Outdoors, Inc.	61	4,041
Asbury Automotive Group, Inc. *	45	10,016
Caleres, Inc.	71	2,190
Carvana Co. * (a)	35	1,845
Group 1 Automotive, Inc.	35	10,505
ODP Corp. (The) *	104	5,844
Signet Jewelers Ltd.	69	7,440
Urban Outfitters, Inc. *	113	4,034
Valvoline, Inc. *	39	1,464
		53,678
Textiles, Apparel & Luxury Goods — 0.4%
G-III Apparel Group Ltd. *	169	5,730
Trading Companies & Distributors — 3.9%
Beacon Roofing Supply, Inc. *	104	9,081
BlueLinx Holdings, Inc. *	24	2,751
Boise Cascade Co.	58	7,544
GATX Corp.	13	1,554
GMS, Inc. *	72	5,922
Hudson Technologies, Inc. *	93	1,248
NOW, Inc. *	563	6,372
Rush Enterprises, Inc., Class A	270	13,560
Titan Machinery, Inc. *	53	1,532
WESCO International, Inc.	38	6,643
		56,207
Water Utilities — 0.2%
American States Water Co.	44	3,566
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.2%
Gogo, Inc. *	192	1,950
Telephone and Data Systems, Inc.	55	1,007
		2,957
Total Common Stocks (Cost $1,151,267)		1,426,595
Short-Term Investments — 10.6%
Investment Companies — 3.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $43,668)	43,654	43,689
Investment of Cash Collateral from Securities Loaned — 7.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	99,573	99,613
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	11,992	11,992
Total Investment of Cash Collateral from Securities Loaned (Cost $111,594)		111,605
Total Short-Term Investments (Cost $155,262)		155,294
Total Investments — 108.4% (Cost $1,306,529)		1,581,889
Liabilities in Excess of Other Assets — (8.4)%		(122,857)
NET ASSETS — 100.0%		1,459,032

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $107,113.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	285	03/15/2024	USD	29,181	2,255

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	47

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 1.1%
Howmet Aerospace, Inc.	68	3,681
Automobile Components — 0.7%
LCI Industries	19	2,439
Banks — 4.9%
Commerce Bancshares, Inc.	64	3,441
Cullen/Frost Bankers, Inc.	33	3,563
First Interstate BancSystem, Inc., Class A	92	2,824
ServisFirst Bancshares, Inc.	41	2,742
Wintrust Financial Corp.	43	3,960
		16,530
Building Products — 4.0%
Fortune Brands Innovations, Inc.	50	3,850
Hayward Holdings, Inc. *	254	3,456
Lennox International, Inc.	6	2,619
Simpson Manufacturing Co., Inc.	19	3,728
		13,653
Capital Markets — 8.2%
AssetMark Financial Holdings, Inc. *	25	744
Cboe Global Markets, Inc.	25	4,517
Evercore, Inc., Class A	21	3,661
FactSet Research Systems, Inc.	8	3,541
LPL Financial Holdings, Inc.	20	4,596
MarketAxess Holdings, Inc.	11	3,065
Moelis & Co., Class A	24	1,363
Morningstar, Inc.	9	2,557
StepStone Group, Inc., Class A	109	3,474
		27,518
Chemicals — 1.6%
Axalta Coating Systems Ltd. *	121	4,108
Perimeter Solutions SA *	246	1,133
		5,241
Commercial Services & Supplies — 5.9%
Driven Brands Holdings, Inc. *	180	2,571
MSA Safety, Inc.	33	5,485
RB Global, Inc. (Canada)	44	2,957
Stericycle, Inc. *	72	3,584
Waste Connections, Inc.	37	5,433
		20,030
Construction & Engineering — 1.7%
WillScot Mobile Mini Holdings Corp. *	131	5,841
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — 4.3%
BJ's Wholesale Club Holdings, Inc. *	73	4,858
Casey's General Stores, Inc.	16	4,265
Performance Food Group Co. *	75	5,221
		14,344
Containers & Packaging — 2.2%
AptarGroup, Inc.	31	3,820
Crown Holdings, Inc.	40	3,682
		7,502
Distributors — 2.5%
LKQ Corp.	64	3,057
Pool Corp.	13	5,339
		8,396
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	41	3,853
Electrical Equipment — 0.7%
Shoals Technologies Group, Inc., Class A *	149	2,307
Electronic Equipment, Instruments & Components — 1.2%
Cognex Corp.	94	3,932
Financial Services — 2.9%
Jack Henry & Associates, Inc.	29	4,622
WEX, Inc. *	27	5,285
		9,907
Food Products — 1.4%
Lamb Weston Holdings, Inc.	43	4,589
Gas Utilities — 1.2%
Atmos Energy Corp.	34	3,936
Ground Transportation — 2.0%
Knight-Swift Transportation Holdings, Inc.	56	3,221
Landstar System, Inc.	17	3,378
		6,599
Health Care Equipment & Supplies — 4.0%
Envista Holdings Corp. *	131	3,146
ICU Medical, Inc. *	21	2,148
QuidelOrtho Corp. *	44	3,267
STERIS plc	22	4,779
		13,340
Health Care Providers & Services — 4.9%
Chemed Corp.	7	3,990
Encompass Health Corp.	70	4,688
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
HealthEquity, Inc. *	44	2,901
Molina Healthcare, Inc. *	13	4,915
		16,494
Health Care Technology — 0.6%
Certara, Inc. *	114	2,005
Hotel & Resort REITs — 0.9%
Ryman Hospitality Properties, Inc.	28	3,111
Hotels, Restaurants & Leisure — 3.3%
Planet Fitness, Inc., Class A *	55	4,002
Vail Resorts, Inc.	18	3,915
Wendy's Co. (The)	168	3,276
		11,193
Household Products — 0.8%
Reynolds Consumer Products, Inc.	94	2,534
Industrial REITs — 1.0%
EastGroup Properties, Inc.	19	3,481
Insurance — 3.0%
Brown & Brown, Inc.	50	3,533
Kinsale Capital Group, Inc.	9	3,112
RLI Corp.	27	3,574
		10,219
Leisure Products — 1.2%
Brunswick Corp.	41	3,966
Life Sciences Tools & Services — 1.0%
West Pharmaceutical Services, Inc.	10	3,536
Machinery — 7.1%
Hillman Solutions Corp. *	300	2,762
IDEX Corp.	12	2,640
Lincoln Electric Holdings, Inc.	19	4,055
Nordson Corp.	16	4,320
RBC Bearings, Inc. *	20	5,605
Toro Co. (The)	48	4,627
		24,009
Oil, Gas & Consumable Fuels — 1.5%
DT Midstream, Inc.	47	2,536
SM Energy Co.	65	2,526
		5,062
Professional Services — 5.1%
Broadridge Financial Solutions, Inc.	13	2,623
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued
First Advantage Corp.	201	3,325
Paylocity Holding Corp. *	19	3,153
SS&C Technologies Holdings, Inc.	57	3,517
TransUnion	67	4,616
		17,234
Real Estate Management & Development — 0.8%
Cushman & Wakefield plc *	262	2,834
Residential REITs — 1.0%
Mid-America Apartment Communities, Inc.	26	3,443
Retail REITs — 0.9%
NNN REIT, Inc.	70	3,019
Semiconductors & Semiconductor Equipment — 4.2%
Allegro MicroSystems, Inc. (Japan) *	89	2,689
Entegris, Inc.	33	3,943
Power Integrations, Inc.	54	4,458
Teradyne, Inc.	30	3,195
		14,285
Software — 4.6%
Clearwater Analytics Holdings, Inc., Class A *	136	2,730
Guidewire Software, Inc. *	30	3,314
Manhattan Associates, Inc. *	14	2,939
nCino, Inc. *	83	2,784
Tyler Technologies, Inc. *	9	3,830
		15,597
Specialized REITs — 1.1%
CubeSmart	80	3,699
Specialty Retail — 1.0%
Burlington Stores, Inc. *	18	3,414
Trading Companies & Distributors — 1.0%
Core & Main, Inc., Class A *	80	3,226
Total Common Stocks (Cost $269,270)		325,999
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	49

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $11,801)	11,797	11,806
Total Investments — 100.1% (Cost $281,071)		337,805
Liabilities in Excess of Other Assets — (0.1)%		(234)
NET ASSETS — 100.0%		337,571

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Small Cap Funds	December 31, 2023

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Aerospace & Defense — 0.3%
V2X, Inc. *	58	2,697
Air Freight & Logistics — 0.6%
Forward Air Corp.	8	505
Hub Group, Inc., Class A *	52	4,717
Radiant Logistics, Inc. *	126	839
		6,061
Automobile Components — 0.7%
Adient plc *	76	2,746
American Axle & Manufacturing Holdings, Inc. *	110	967
Lear Corp.	7	930
Visteon Corp. *	11	1,419
XPEL, Inc. * (a)	16	882
		6,944
Banks — 9.7%
Amalgamated Financial Corp.	7	203
Ameris Bancorp	53	2,827
Associated Banc-Corp.	31	672
Banc of California, Inc. (b)	51	691
Bancorp, Inc. (The) *	67	2,581
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	122	3,907
BankUnited, Inc.	28	895
Banner Corp.	30	1,609
Business First Bancshares, Inc.	29	708
Byline Bancorp, Inc.	70	1,647
Capital City Bank Group, Inc.	22	636
Central Pacific Financial Corp.	19	377
City Holding Co. (b)	1	92
Coastal Financial Corp. *	33	1,458
ConnectOne Bancorp, Inc.	207	4,734
Customers Bancorp, Inc. *	84	4,837
CVB Financial Corp. (b)	154	3,112
Eastern Bankshares, Inc.	222	3,148
Enterprise Financial Services Corp.	47	2,101
Equity Bancshares, Inc., Class A	6	214
Financial Institutions, Inc.	5	107
First BanCorp (Puerto Rico)	379	6,232
First Bancshares, Inc. (The)	24	707
First Citizens BancShares, Inc., Class A	1	2,113
First Commonwealth Financial Corp.	36	558
First Financial Corp.	12	539
First Merchants Corp.	65	2,419
First Mid Bancshares, Inc.	22	750
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
FNB Corp.	27	370
Heartland Financial USA, Inc.	15	572
Heritage Commerce Corp.	119	1,183
Home BancShares, Inc.	53	1,342
Hope Bancorp, Inc.	81	981
Live Oak Bancshares, Inc.	13	579
Mercantile Bank Corp.	5	191
Mid Penn Bancorp, Inc.	5	117
MidWestOne Financial Group, Inc.	7	204
MVB Financial Corp.	2	49
National Bank Holdings Corp., Class A	12	451
OceanFirst Financial Corp.	115	2,006
OFG Bancorp (Puerto Rico)	113	4,253
Old National Bancorp	180	3,046
Old Second Bancorp, Inc.	91	1,399
Pathward Financial, Inc.	61	3,228
Peoples Bancorp, Inc.	—	—
Pinnacle Financial Partners, Inc.	17	1,446
Popular, Inc. (Puerto Rico)	67	5,510
Preferred Bank	12	864
Premier Financial Corp.	11	261
QCR Holdings, Inc.	40	2,314
South Plains Financial, Inc.	3	77
Southside Bancshares, Inc.	11	360
SouthState Corp.	12	1,006
Towne Bank	26	763
TriCo Bancshares	35	1,486
UMB Financial Corp.	4	373
United Bankshares, Inc.	21	794
WesBanco, Inc.	21	658
Westamerica BanCorp	10	546
Wintrust Financial Corp.	44	4,042
WSFS Financial Corp.	13	579
		90,924
Beverages — 0.7%
Coca-Cola Consolidated, Inc.	2	1,934
Primo Water Corp.	158	2,383
Vita Coco Co., Inc. (The) * (b)	97	2,485
		6,802
Biotechnology — 6.5%
ACADIA Pharmaceuticals, Inc. *	111	3,480
ACELYRIN, Inc. * (b)	195	1,452
Alkermes plc *	46	1,274
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	51

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Allogene Therapeutics, Inc. *	188	602
Amicus Therapeutics, Inc. *	341	4,834
Arrowhead Pharmaceuticals, Inc. *	36	1,096
Atara Biotherapeutics, Inc. *	522	268
Biohaven Ltd. * (b)	5	218
Bluebird Bio, Inc. * (b)	12	16
Blueprint Medicines Corp. *	19	1,759
Bridgebio Pharma, Inc. * (b)	20	808
Catalyst Pharmaceuticals, Inc. *	86	1,445
Enanta Pharmaceuticals, Inc. *	40	377
Immunovant, Inc. *	65	2,746
Insmed, Inc. *	62	1,920
Intellia Therapeutics, Inc. *	36	1,107
Kura Oncology, Inc. * (b)	149	2,140
Madrigal Pharmaceuticals, Inc. * (b)	14	3,146
MeiraGTx Holdings plc *	135	949
Mural Oncology plc *	4	27
Natera, Inc. *	20	1,249
OmniAb Operations, Inc. ‡ *	7	—
Ovid therapeutics, Inc. *	617	1,987
Protagonist Therapeutics, Inc. *	59	1,354
Prothena Corp. plc (Ireland) *	41	1,498
PTC Therapeutics, Inc. *	35	961
Replimune Group, Inc. *	92	772
REVOLUTION Medicines, Inc. *	125	3,579
Sage Therapeutics, Inc. *	44	958
Sana Biotechnology, Inc. * (b)	1	4
SpringWorks Therapeutics, Inc. * (b)	83	3,039
Sutro Biopharma, Inc. *	10	42
Syndax Pharmaceuticals, Inc. *	107	2,319
Travere Therapeutics, Inc. *	130	1,165
Twist Bioscience Corp. * (b)	41	1,508
Tyra Biosciences, Inc. * (b)	153	2,121
Vericel Corp. *	52	1,844
Viking Therapeutics, Inc. * (b)	171	3,192
Xencor, Inc. *	162	3,444
Y-mAbs Therapeutics, Inc. *	3	19
		60,719
Broadline Retail — 0.2%
Savers Value Village, Inc. * (b)	81	1,416
Building Products — 1.5%
Apogee Enterprises, Inc.	17	905
Gibraltar Industries, Inc. *	17	1,352
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — continued
Griffon Corp.	57	3,481
Resideo Technologies, Inc. *	41	779
Simpson Manufacturing Co., Inc.	5	935
UFP Industries, Inc.	56	6,967
		14,419
Capital Markets — 2.0%
AssetMark Financial Holdings, Inc. *	37	1,124
BGC Group, Inc., Class A	119	861
Donnelley Financial Solutions, Inc. *	90	5,607
Federated Hermes, Inc.	40	1,351
Open Lending Corp. *	111	944
Piper Sandler Cos.	12	2,137
PJT Partners, Inc., Class A	9	870
StoneX Group, Inc. *	17	1,228
Victory Capital Holdings, Inc., Class A	112	3,866
Virtus Investment Partners, Inc.	4	1,035
		19,023
Chemicals — 1.6%
AdvanSix, Inc.	27	792
Avient Corp.	41	1,708
Cabot Corp.	39	3,274
Ecovyst, Inc. *	24	231
HB Fuller Co.	27	2,216
Ingevity Corp. *	14	666
Livent Corp. *	26	468
Orion SA (Germany)	197	5,466
Tronox Holdings plc	39	549
		15,370
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	122	5,461
Brink's Co. (The)	27	2,394
MillerKnoll, Inc.	172	4,574
Tetra Tech, Inc.	27	4,541
		16,970
Communications Equipment — 0.5%
Aviat Networks, Inc. *	36	1,161
Calix, Inc. *	63	2,773
Extreme Networks, Inc. *	40	710
		4,644
Construction & Engineering — 3.5%
API Group Corp. *	173	5,970
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Construction & Engineering — continued
Argan, Inc.	35	1,663
Comfort Systems USA, Inc.	40	8,184
Construction Partners, Inc., Class A *	34	1,481
IES Holdings, Inc. *	14	1,140
MasTec, Inc. *	15	1,105
MYR Group, Inc. *	48	6,886
Primoris Services Corp.	59	1,976
Sterling Infrastructure, Inc. *	54	4,770
		33,175
Construction Materials — 0.1%
Summit Materials, Inc., Class A *	23	886
Consumer Finance — 0.4%
Enova International, Inc. *	12	655
FirstCash Holdings, Inc.	28	3,100
		3,755
Consumer Staples Distribution & Retail — 0.7%
Andersons, Inc. (The)	35	2,001
Chefs' Warehouse, Inc. (The) *	39	1,161
SpartanNash Co.	45	1,033
Sprouts Farmers Market, Inc. * (b)	53	2,541
		6,736
Containers & Packaging — 0.2%
Greif, Inc., Class A	10	699
O-I Glass, Inc. *	79	1,291
		1,990
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc. *	43	2,521
Duolingo, Inc. *	13	2,961
Perdoceo Education Corp.	91	1,605
Stride, Inc. * (b)	35	2,076
		9,163
Diversified REITs — 0.3%
Armada Hoffler Properties, Inc.	19	238
Broadstone Net Lease, Inc.	61	1,055
Essential Properties Realty Trust, Inc.	54	1,368
		2,661
Diversified Telecommunication Services — 0.5%
EchoStar Corp., Class A *	28	475
Iridium Communications, Inc.	17	712
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — continued
Liberty Latin America Ltd., Class C (Puerto Rico) *	258	1,892
Ooma, Inc. *	116	1,242
		4,321
Electric Utilities — 0.9%
IDACORP, Inc.	19	1,903
MGE Energy, Inc.	35	2,514
Portland General Electric Co.	89	3,841
		8,258
Electrical Equipment — 1.5%
Atkore, Inc. *	49	7,879
Bloom Energy Corp., Class A * (b)	38	560
Encore Wire Corp. (b)	25	5,242
		13,681
Electronic Equipment, Instruments & Components — 1.9%
Benchmark Electronics, Inc.	61	1,691
Daktronics, Inc. *	253	2,144
Fabrinet (Thailand) *	30	5,640
Insight Enterprises, Inc. * (b)	18	3,241
OSI Systems, Inc. *	29	3,765
ScanSource, Inc. *	28	1,100
		17,581
Energy Equipment & Services — 2.3%
ChampionX Corp.	98	2,854
Helmerich & Payne, Inc. (b)	9	340
Liberty Energy, Inc., Class A	205	3,727
Noble Corp. plc	74	3,586
Oceaneering International, Inc. *	90	1,913
Oil States International, Inc. *	108	731
Patterson-UTI Energy, Inc.	336	3,624
Select Water Solutions, Inc.	85	644
Valaris Ltd. *	12	819
Weatherford International plc *	31	3,055
		21,293
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A * (b)	117	1,274
Financial Services — 3.7%
Enact Holdings, Inc.	41	1,182
Essent Group Ltd.	80	4,217
EVERTEC, Inc. (Puerto Rico)	92	3,759
Federal Agricultural Mortgage Corp., Class C	4	682
Flywire Corp. *	130	3,021
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	53

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Financial Services — continued
International Money Express, Inc. *	84	1,864
Jackson Financial, Inc., Class A	63	3,223
Merchants Bancorp	66	2,802
Mr. Cooper Group, Inc. *	54	3,492
NMI Holdings, Inc., Class A *	102	3,036
PennyMac Financial Services, Inc. (b)	14	1,252
Radian Group, Inc.	135	3,855
Remitly Global, Inc. *	71	1,377
Repay Holdings Corp., Class A *	96	819
		34,581
Food Products — 1.2%
Cal-Maine Foods, Inc. (b)	25	1,451
Darling Ingredients, Inc. *	25	1,255
Dole plc	146	1,794
Fresh Del Monte Produce, Inc.	17	438
John B Sanfilippo & Son, Inc.	21	2,158
Simply Good Foods Co. (The) *	57	2,274
SunOpta, Inc. (Canada) *	176	962
Vital Farms, Inc. *	43	671
		11,003
Gas Utilities — 0.9%
Chesapeake Utilities Corp.	24	2,576
New Jersey Resources Corp.	35	1,534
Northwest Natural Holding Co.	26	1,023
ONE Gas, Inc. (b)	57	3,641
		8,774
Ground Transportation — 0.4%
ArcBest Corp.	35	4,176
Health Care Equipment & Supplies — 1.9%
Alphatec Holdings, Inc. *	93	1,409
AngioDynamics, Inc. *	140	1,093
AtriCure, Inc. *	91	3,260
Atrion Corp.	1	443
Axonics, Inc. *	16	1,008
Inmode Ltd. *	48	1,074
Lantheus Holdings, Inc. * (b)	70	4,333
Merit Medical Systems, Inc. *	40	3,019
Omnicell, Inc. * (b)	22	824
SI-BONE, Inc. *	59	1,241
Treace Medical Concepts, Inc. *	47	602
		18,306
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.4%
AMN Healthcare Services, Inc. *	14	1,039
Cross Country Healthcare, Inc. *	54	1,225
Fulgent Genetics, Inc. * (b)	30	853
HealthEquity, Inc. *	64	4,274
National HealthCare Corp.	40	3,687
OPKO Health, Inc. * (b)	449	678
Option Care Health, Inc. *	117	3,935
Progyny, Inc. *	133	4,928
Surgery Partners, Inc. *	22	710
Tenet Healthcare Corp. *	20	1,527
		22,856
Health Care REITs — 0.4%
CareTrust REIT, Inc.	36	811
Community Healthcare Trust, Inc.	19	514
Global Medical REIT, Inc.	19	206
Sabra Health Care REIT, Inc.	170	2,426
		3,957
Health Care Technology — 0.5%
Health Catalyst, Inc. *	337	3,123
OptimizeRx Corp. *	45	643
Veradigm, Inc. *	124	1,300
		5,066
Hotel & Resort REITs — 0.9%
Apple Hospitality REIT, Inc.	131	2,171
RLJ Lodging Trust	152	1,780
Ryman Hospitality Properties, Inc.	41	4,524
		8,475
Hotels, Restaurants & Leisure — 2.0%
Bluegreen Vacations Holding Corp., Class A (b)	28	2,130
Boyd Gaming Corp.	32	1,975
Cava Group, Inc. *	27	1,139
Dave & Buster's Entertainment, Inc. *	57	3,094
Everi Holdings, Inc. *	117	1,320
Hilton Grand Vacations, Inc. *	50	1,995
Kura Sushi USA, Inc., Class A * (b)	10	789
Light & Wonder, Inc. *	27	2,232
SeaWorld Entertainment, Inc. *	44	2,304
Wingstop, Inc.	6	1,615
		18,593
Household Durables — 2.0%
Green Brick Partners, Inc. *	31	1,595
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Landsea Homes Corp. *	167	2,191
Meritage Homes Corp.	21	3,597
Skyline Champion Corp. *	14	1,072
Sonos, Inc. *	98	1,678
Taylor Morrison Home Corp., Class A *	113	6,039
Tri Pointe Homes, Inc. *	81	2,868
		19,040
Household Products — 0.3%
Central Garden & Pet Co., Class A *	58	2,571
Independent Power and Renewable Electricity Producers — 0.4%
Clearway Energy, Inc., Class A (b)	22	557
Clearway Energy, Inc., Class C (b)	82	2,247
Sunnova Energy International, Inc. * (b)	39	600
		3,404
Industrial REITs — 0.8%
First Industrial Realty Trust, Inc.	15	785
Innovative Industrial Properties, Inc. (b)	9	889
Plymouth Industrial REIT, Inc.	79	1,900
STAG Industrial, Inc.	58	2,307
Terreno Realty Corp.	30	1,873
		7,754
Insurance — 0.9%
American Equity Investment Life Holding Co. *	21	1,162
BRP Group, Inc., Class A *	12	293
Enstar Group Ltd. *	1	332
Kinsale Capital Group, Inc.	1	391
Palomar Holdings, Inc. *	43	2,386
RLI Corp.	22	2,894
Skyward Specialty Insurance Group, Inc. *	21	695
		8,153
Interactive Media & Services — 0.8%
Cars.com, Inc. *	43	826
QuinStreet, Inc. *	69	889
Shutterstock, Inc.	42	2,024
Yelp, Inc., Class A *	74	3,488
		7,227
IT Services — 0.8%
Information Services Group, Inc.	438	2,063
Perficient, Inc. *	20	1,318
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Squarespace, Inc., Class A *	52	1,714
Unisys Corp. *	468	2,631
		7,726
Leisure Products — 0.5%
Acushnet Holdings Corp. (b)	60	3,764
JAKKS Pacific, Inc. *	14	502
		4,266
Life Sciences Tools & Services — 0.7%
Adaptive Biotechnologies Corp. *	14	68
Medpace Holdings, Inc. *	18	5,596
OmniAb, Inc. * (b)	75	462
OmniAb, Inc. ‡ *	7	—
Quanterix Corp. *	26	708
		6,834
Machinery — 1.5%
Albany International Corp., Class A	4	405
Luxfer Holdings plc (United Kingdom)	21	183
Mueller Industries, Inc.	144	6,800
Terex Corp.	10	595
Titan International, Inc. *	27	400
Watts Water Technologies, Inc., Class A	30	6,183
		14,566
Marine Transportation — 0.4%
Eagle Bulk Shipping, Inc. (b)	9	495
Matson, Inc.	25	2,714
Safe Bulkers, Inc. (Greece)	104	410
		3,619
Media — 0.5%
Gray Television, Inc.	60	541
Integral Ad Science Holding Corp. *	57	818
John Wiley & Sons, Inc., Class A	30	962
Magnite, Inc. *	80	743
Thryv Holdings, Inc. *	63	1,274
		4,338
Metals & Mining — 1.9%
Alpha Metallurgical Resources, Inc. (b)	14	4,798
Arch Resources, Inc. (b)	11	1,875
ATI, Inc. * (b)	13	591
Commercial Metals Co.	108	5,409
Constellium SE *	92	1,835
Hecla Mining Co.	292	1,406
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	55

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — continued
Olympic Steel, Inc.	6	370
Ryerson Holding Corp.	20	685
Schnitzer Steel Industries, Inc., Class A	17	516
SunCoke Energy, Inc.	33	352
		17,837
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Brightspire Capital, Inc., Class A	229	1,707
KKR Real Estate Finance Trust, Inc.	21	279
Ladder Capital Corp.	123	1,420
MFA Financial, Inc.	166	1,866
		5,272
Multi-Utilities — 0.5%
Northwestern Energy Group, Inc.	19	988
Unitil Corp.	71	3,719
		4,707
Office REITs — 0.8%
Brandywine Realty Trust	243	1,314
City Office REIT, Inc.	44	269
COPT Defense Properties	141	3,610
Easterly Government Properties, Inc., Class A	34	448
Equity Commonwealth	38	734
SL Green Realty Corp. (b)	34	1,545
		7,920
Oil, Gas & Consumable Fuels — 4.0%
California Resources Corp.	24	1,331
Chord Energy Corp.	28	4,616
Civitas Resources, Inc. (b)	15	1,026
CNX Resources Corp. * (b)	39	772
CONSOL Energy, Inc.	5	499
CVR Energy, Inc. (b)	32	974
Delek US Holdings, Inc.	54	1,392
Dorian LPG Ltd.	34	1,480
Green Plains, Inc. * (b)	36	914
Gulfport Energy Corp. *	4	518
Magnolia Oil & Gas Corp., Class A (b)	35	738
Matador Resources Co.	91	5,167
Murphy Oil Corp.	95	4,033
Ovintiv, Inc.	64	2,816
PBF Energy, Inc., Class A (b)	37	1,636
Peabody Energy Corp. (b)	14	346
REX American Resources Corp. *	18	854
SM Energy Co.	148	5,745
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Teekay Tankers Ltd., Class A (Canada)	32	1,619
Uranium Energy Corp. * (b)	209	1,336
		37,812
Passenger Airlines — 0.5%
Blade Air Mobility, Inc. *	224	790
Joby Aviation, Inc. * (b)	161	1,073
SkyWest, Inc. *	61	3,159
		5,022
Personal Care Products — 2.2%
BellRing Brands, Inc. *	86	4,765
Edgewell Personal Care Co. (b)	53	1,943
elf Beauty, Inc. *	39	5,650
Herbalife Ltd. * (b)	100	1,528
Inter Parfums, Inc.	6	883
Nature's Sunshine Products, Inc. *	26	443
Oddity Tech Ltd., Class A (Israel) * (b)	75	3,510
USANA Health Sciences, Inc. *	34	1,826
		20,548
Pharmaceuticals — 1.0%
ANI Pharmaceuticals, Inc. *	12	667
Axsome Therapeutics, Inc. * (b)	47	3,700
Esperion Therapeutics, Inc. * (b)	634	1,896
Longboard Pharmaceuticals, Inc. *	202	1,219
Prestige Consumer Healthcare, Inc. *	33	2,012
		9,494
Professional Services — 2.8%
ASGN, Inc. *	30	2,889
Barrett Business Services, Inc.	16	1,846
CACI International, Inc., Class A *	11	3,647
CBIZ, Inc. *	52	3,258
Heidrick & Struggles International, Inc.	37	1,096
Huron Consulting Group, Inc. *	28	2,892
KBR, Inc.	47	2,571
Kforce, Inc. (b)	32	2,166
TriNet Group, Inc. *	51	6,028
		26,393
Real Estate Management & Development — 0.3%
Forestar Group, Inc. *	36	1,187
Opendoor Technologies, Inc. *	350	1,569
		2,756
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Small Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Residential REITs — 0.1%
UMH Properties, Inc.	43	663
Veris Residential, Inc.	29	458
		1,121
Retail REITs — 1.8%
Agree Realty Corp.	77	4,828
InvenTrust Properties Corp.	58	1,470
Kite Realty Group Trust	94	2,137
Phillips Edison & Co., Inc. (b)	91	3,334
Retail Opportunity Investments Corp.	143	2,005
RPT Realty	29	374
SITE Centers Corp.	104	1,416
Tanger, Inc. (b)	37	1,030
		16,594
Semiconductors & Semiconductor Equipment — 2.6%
ACM Research, Inc., Class A * (b)	127	2,472
Axcelis Technologies, Inc. *	7	929
Cirrus Logic, Inc. *	11	897
MACOM Technology Solutions Holdings, Inc. *	48	4,469
Onto Innovation, Inc. *	11	1,711
Rambus, Inc. *	87	5,939
Semtech Corp. * (b)	99	2,171
SMART Global Holdings, Inc. * (b)	88	1,674
Ultra Clean Holdings, Inc. *	22	752
Veeco Instruments, Inc. * (b)	123	3,814
		24,828
Software — 6.0%
Adeia, Inc.	106	1,318
Asana, Inc., Class A * (b)	106	2,008
AvePoint, Inc. * (b)	511	4,197
BlackLine, Inc. *	38	2,364
Box, Inc., Class A *	165	4,217
Braze, Inc., Class A *	41	2,186
C3.ai, Inc., Class A * (b)	20	587
CommVault Systems, Inc. *	43	3,449
Envestnet, Inc. *	40	1,970
LiveRamp Holdings, Inc. *	103	3,901
MicroStrategy, Inc., Class A * (b)	9	5,606
Olo, Inc., Class A *	243	1,390
Q2 Holdings, Inc. *	29	1,246
Qualys, Inc. *	24	4,637
Rapid7, Inc. *	60	3,425
Riot Platforms, Inc. * (b)	151	2,338
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Sprout Social, Inc., Class A * (b)	24	1,469
SPS Commerce, Inc. *	20	3,870
Workiva, Inc., Class A *	42	4,235
Xperi, Inc. *	144	1,588
Zuora, Inc., Class A *	65	614
		56,615
Specialized REITs — 0.4%
National Storage Affiliates Trust (b)	24	1,017
PotlatchDeltic Corp.	57	2,797
		3,814
Specialty Retail — 3.4%
Abercrombie & Fitch Co., Class A *	45	3,962
Academy Sports & Outdoors, Inc.	28	1,822
Asbury Automotive Group, Inc. *	20	4,498
Boot Barn Holdings, Inc. * (b)	23	1,748
Buckle, Inc. (The) (b)	46	2,180
Carvana Co. * (b)	19	1,028
Group 1 Automotive, Inc.	11	3,427
ODP Corp. (The) *	53	3,001
Signet Jewelers Ltd.	38	4,112
Upbound Group, Inc.	45	1,518
Urban Outfitters, Inc. *	68	2,436
Valvoline, Inc. *	51	1,895
		31,627
Technology Hardware, Storage & Peripherals — 1.0%
Super Micro Computer, Inc. *	33	9,310
Textiles, Apparel & Luxury Goods — 0.8%
Crocs, Inc. *	42	3,951
G-III Apparel Group Ltd. *	52	1,781
Steven Madden Ltd. (b)	46	1,910
		7,642
Trading Companies & Distributors — 3.1%
Applied Industrial Technologies, Inc.	4	612
Beacon Roofing Supply, Inc. *	56	4,897
BlueLinx Holdings, Inc. *	9	1,039
Boise Cascade Co.	20	2,547
GMS, Inc. *	51	4,210
Herc Holdings, Inc.	18	2,627
Hudson Technologies, Inc. *	13	177
NOW, Inc. *	310	3,508
Rush Enterprises, Inc., Class A	94	4,730
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	57

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Titan Machinery, Inc. *	30	860
WESCO International, Inc.	24	4,237
		29,444
Water Utilities — 0.2%
American States Water Co.	28	2,242
Wireless Telecommunication Services — 0.1%
Gogo, Inc. *	43	434
Telephone and Data Systems, Inc.	17	322
		756
Total Common Stocks (Cost $756,547)		917,802
Short-Term Investments — 10.9%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (c) (d) (Cost $20,802)	20,796	20,812
Investment of Cash Collateral from Securities Loaned — 8.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	72,575	72,605
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	8,907	8,906
Total Investment of Cash Collateral from Securities Loaned (Cost $81,502)		81,511
Total Short-Term Investments (Cost $102,304)		102,323
Total Investments — 108.4% (Cost $858,851)		1,020,125
Liabilities in Excess of Other Assets — (8.4)%		(78,900)
NET ASSETS — 100.0%		941,225

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $78,093.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Small Cap Funds	December 31, 2023

Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	193	03/15/2024	USD	19,761	1,358

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,384,422	$5,238,103	$3,748,911
Investments in affiliates, at value	37,464	227,658	22,511
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	103,048	309,133	275,906
Options purchased, at value	1,983	—	—
Cash	189	736	164
Receivables:
Investment securities sold	638	—	34,484
Fund shares sold	4,537	8,076	8,406
Dividends from non-affiliates	998	4,374	1,254
Dividends from affiliates	6	34	3
Securities lending income (See Note 2.C.)	47	56	138
Other assets	—	50	—
Total Assets	1,533,332	5,788,220	4,091,777
LIABILITIES:
Payables:
Investment securities purchased	1,359	—	3,180
Collateral received on securities loaned (See Note 2.C.)	103,048	309,133	275,906
Fund shares redeemed	2,124	32,803	33,474
Accrued liabilities:
Investment advisory fees	735	2,925	2,001
Administration fees	75	339	222
Distribution fees	85	121	96
Service fees	163	576	220
Custodian and accounting fees	17	54	33
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Other	49	144	312
Total Liabilities	107,655	346,095	315,444
Net Assets	$1,425,677	$5,442,125	$3,776,333

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,280,940	$3,844,232	$3,662,131
Total distributable earnings (loss)	144,737	1,597,893	114,202
Total Net Assets	$1,425,677	$5,442,125	$3,776,333
Net Assets:
Class A	$366,185	$450,589	$336,120
Class C	16,180	31,811	30,383
Class I	433,505	2,179,621	501,678
Class L	—	—	531,120
Class R2	—	6,373	15,823
Class R3	—	14,978	4,707
Class R4	—	542	4,529
Class R5	—	675,874	14,489
Class R6	609,807	2,082,337	2,337,484
Total	$1,425,677	$5,442,125	$3,776,333
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,015	10,636	21,192
Class C	1,136	1,388	3,332
Class I	14,338	40,335	26,963
Class L	—	—	27,165
Class R2	—	157	1,068
Class R3	—	360	297
Class R4	—	10	281
Class R5	—	12,457	739
Class R6	20,091	38,404	117,346
Net Asset Value (a):
Class A — Redemption price per share	$24.39	$42.36	$15.86
Class C — Offering price per share (b)	14.23	22.93	9.12
Class I — Offering and redemption price per share	30.24	54.04	18.61
Class L — Offering and redemption price per share	—	—	19.55
Class R2 — Offering and redemption price per share	—	40.61	14.82
Class R3 — Offering and redemption price per share	—	41.72	15.81
Class R4 — Offering and redemption price per share	—	53.87	16.12
Class R5 — Offering and redemption price per share	—	54.26	19.57
Class R6 — Offering and redemption price per share	30.35	54.22	19.92
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.74	$44.71	$16.74
Cost of investments in non-affiliates	$1,124,262	$3,656,256	$2,968,597
Cost of investments in affiliates	37,445	227,576	22,498
Cost of options purchased	323	—	—
Investment securities on loan, at value (See Note 2.C.)	98,903	297,559	263,521
Cost of investment of cash collateral (See Note 2.C.)	103,036	309,096	275,880

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$38,470	$1,426,595	$325,999	$917,802
Investments in affiliates, at value	345	43,689	11,806	20,812
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	111,605	—	81,511
Cash	2	195	62	123
Deposits at broker for futures contracts	—	2,884	—	1,311
Receivables:
Investment securities sold	—	2,389	—	923
Fund shares sold	13	906	139	2,454
Dividends from non-affiliates	49	2,168	246	811
Dividends from affiliates	— (a)	6	2	3
Securities lending income (See Note 2.C.)	—	23	— (a)	51
Due from adviser	1	—	—	—
Other assets	—	—	—	34
Total Assets	38,880	1,590,460	338,254	1,025,835
LIABILITIES:
Payables:
Investment securities purchased	—	1,435	—	803
Collateral received on securities loaned (See Note 2.C.)	—	111,605	—	81,511
Fund shares redeemed	70	16,715	423	1,325
Variation margin on futures contracts	—	656	—	265
Accrued liabilities:
Investment advisory fees	—	767	131	460
Administration fees	—	80	6	58
Distribution fees	1	45	34	50
Service fees	2	71	47	86
Custodian and accounting fees	16	23	9	27
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)	—
Other	23	31	33	25
Total Liabilities	112	131,428	683	84,610
Net Assets	$38,768	$1,459,032	$337,571	$941,225

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$98,456	$1,246,826	$293,679	$807,955
Total distributable earnings (loss)	(59,688)	212,206	43,892	133,270
Total Net Assets	$38,768	$1,459,032	$337,571	$941,225
Net Assets:
Class A	$3,071	$137,561	$130,931	$110,784
Class C	749	4,079	9,867	6,379
Class I	4,964	189,659	98,780	172,579
Class L	—	—	—	226,394
Class R2	137	25,162	—	39,077
Class R3	716	17,418	890	36,601
Class R4	452	24,301	331	5,584
Class R5	16,245	121,747	—	22,470
Class R6	12,434	939,105	96,772	321,357
Total	$38,768	$1,459,032	$337,571	$941,225
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	80	5,652	8,693	6,630
Class C	20	237	976	422
Class I	128	7,061	5,879	9,917
Class L	—	—	—	13,026
Class R2	3	1,054	—	2,435
Class R3	19	718	59	2,215
Class R4	12	906	20	324
Class R5	417	4,525	—	1,299
Class R6	320	34,827	5,742	18,483
Net Asset Value (a):
Class A — Redemption price per share	$38.16	$24.33	$15.06	$16.71
Class C — Offering price per share (b)	36.81	17.23	10.10	15.10
Class I — Offering and redemption price per share	38.72	26.86	16.80	17.40
Class L — Offering and redemption price per share	—	—	—	17.38
Class R2 — Offering and redemption price per share	37.87	23.87	—	16.05
Class R3 — Offering and redemption price per share	38.42	24.27	15.04	16.53
Class R4 — Offering and redemption price per share	38.73	26.85	16.70	17.24
Class R5 — Offering and redemption price per share	38.97	26.91	—	17.30
Class R6 — Offering and redemption price per share	38.88	26.96	16.85	17.39
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$40.27	$25.68	$15.89	$17.64
Cost of investments in non-affiliates	$39,212	$1,151,267	$269,270	$756,547
Cost of investments in affiliates	345	43,668	11,801	20,802
Investment securities on loan, at value (See Note 2.C.)	—	107,113	—	78,093
Cost of investment of cash collateral (See Note 2.C.)	—	111,594	—	81,502

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	63

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	$—
Dividend income from non-affiliates	8,162	36,824	9,286
Dividend income from affiliates	908	4,155	1,053
Income from securities lending (net) (See Note 2.C.)	152	218	587
Total investment income	9,222	41,197	10,926
EXPENSES:
Investment advisory fees	4,255	17,570	12,024
Administration fees	491	2,027	1,387
Distribution fees:
Class A	418	568	418
Class C	55	137	117
Class R2	—	15	39
Class R3	—	8	7
Service fees:
Class A	418	568	418
Class C	19	46	39
Class I	502	2,703	554
Class L	—	—	285
Class R2	—	7	19
Class R3	—	8	7
Class R4	—	1	6
Class R5	—	386	9
Custodian and accounting fees	35	94	67
Interest expense to affiliates	—	1	— (a)
Professional fees	29	40	35
Trustees’ and Chief Compliance Officer’s fees	15	23	20
Printing and mailing costs	98	184	231
Registration and filing fees	74	123	33
Transfer agency fees (See Note 2.H.)	18	120	73
Other	8	24	23
Total expenses	6,435	24,653	15,811
Less fees waived	(197)	(389)	(188)
Less expense reimbursements	(2)	(1)	(38)
Net expenses	6,236	24,263	15,585
Net investment income (loss)	2,986	16,934	(4,659)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(26,591)	$13,446	$(268,885)
Investments in affiliates	2	28	19
Options purchased	294	—	—
Net realized gain (loss)	(26,295)	13,474	(268,866)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	103,473	248,414	296,303
Investments in affiliates	32	106	51
Options purchased	1,660	—	—
Change in net unrealized appreciation/depreciation	105,165	248,520	296,354
Net realized/unrealized gains (losses)	78,870	261,994	27,488
Change in net assets resulting from operations	$81,856	$278,928	$22,829
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	65

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$55	$—	$36
Dividend income from non-affiliates	230	12,461	2,111	5,120
Dividend income from affiliates	16	883	224	556
Income from securities lending (net) (See Note 2.C.)	— (a)	128	1	215
Total investment income	246	13,527	2,336	5,927
EXPENSES:
Investment advisory fees	145	4,464	891	2,675
Administration fees	17	515	121	334
Distribution fees:
Class A	4	165	160	131
Class C	3	15	40	26
Class R2	— (a)	62	—	94
Class R3	1	21	1	43
Service fees:
Class A	4	165	160	131
Class C	1	5	14	9
Class I	9	240	124	206
Class L	—	—	—	105
Class R2	— (a)	31	—	47
Class R3	1	21	1	43
Class R4	— (a)	28	— (a)	7
Class R5	9	54	—	8
Custodian and accounting fees	7	39	14	26
Interest expense to affiliates	—	1	—	1
Professional fees	23	29	26	28
Trustees’ and Chief Compliance Officer’s fees	13	15	13	14
Printing and mailing costs	10	53	26	29
Registration and filing fees	49	59	45	78
Transfer agency fees (See Note 2.H.)	5	48	21	25
Other	5	11	3	8
Total expenses	306	6,041	1,660	4,068
Less fees waived	(132)	(242)	(208)	(57)
Less expense reimbursements	(2)	(10)	(1)	(1)
Net expenses	172	5,789	1,451	4,010
Net investment income (loss)	74	7,738	885	1,917

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(6,164)	$(47,167)	$(4,106)	$(5,757)
Investments in affiliates	— (a)	6	1	6
Futures contracts	—	148	—	2,550
Net realized gain (loss)	(6,164)	(47,013)	(4,105)	(3,201)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,491	173,159	18,106	54,889
Investments in affiliates	— (a)	28	5	19
Futures contracts	—	1,881	—	1,235
Change in net unrealized appreciation/depreciation	7,491	175,068	18,111	56,143
Net realized/unrealized gains (losses)	1,327	128,055	14,006	52,942
Change in net assets resulting from operations	$1,401	$135,793	$14,891	$54,859

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,986	$5,173	$16,934	$41,196
Net realized gain (loss)	(26,295)	(56,317)	13,474	366,814
Change in net unrealized appreciation/depreciation	105,165	195,988	248,520	212,408
Change in net assets resulting from operations	81,856	144,844	278,928	620,418
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(994)	(6,699)	(21,095)	(68,027)
Class C	(50)	(474)	(2,718)	(10,150)
Class I	(1,515)	(7,016)	(83,034)	(269,782)
Class R2	—	—	(297)	(783)
Class R3	—	—	(773)	(603)
Class R4	—	—	(20)	(83)
Class R5	—	—	(27,134)	(97,087)
Class R6	(3,477)	(11,108)	(85,075)	(217,661)
Total distributions to shareholders	(6,036)	(25,297)	(220,146)	(664,176)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	48,647	129,892	(415,577)	198,716
NET ASSETS:
Change in net assets	124,467	249,439	(356,795)	154,958
Beginning of period	1,301,210	1,051,771	5,798,920	5,643,962
End of period	$1,425,677	$1,301,210	$5,442,125	$5,798,920
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,659)	$(10,798)	$74	$268
Net realized gain (loss)	(268,866)	(298,463)	(6,164)	(22,127)
Change in net unrealized appreciation/depreciation	296,354	832,896	7,491	34,458
Change in net assets resulting from operations	22,829	523,635	1,401	12,599
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(1,706)	(7)	—
Class C	—	(305)	—	—
Class I	—	(1,815)	(14)	(5)
Class L	—	(2,183)	—	—
Class R2	—	(78)	—	—
Class R3	—	(23)	—	—
Class R4	—	(24)	(2)	—
Class R5	—	(71)	(98)	(83)
Class R6	—	(8,583)	(82)	(103)
Total distributions to shareholders	—	(14,788)	(203)	(191)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(254,860)	(419,664)	(18,038)	(91,410)
NET ASSETS:
Change in net assets	(232,031)	89,183	(16,840)	(79,002)
Beginning of period	4,008,364	3,919,181	55,608	134,610
End of period	$3,776,333	$4,008,364	$38,768	$55,608
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,738	$17,044	$885	$1,103
Net realized gain (loss)	(47,013)	30,302	(4,105)	781
Change in net unrealized appreciation/depreciation	175,068	54,343	18,111	29,381
Change in net assets resulting from operations	135,793	101,689	14,891	31,265
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,708)	(14,371)	(462)	(15,586)
Class C	(66)	(688)	(6)	(2,508)
Class I	(2,399)	(19,363)	(491)	(11,951)
Class R2	(282)	(2,401)	—	—
Class R3	(211)	(1,466)	(2)	(155)
Class R4	(289)	(1,991)	(1)	(24)
Class R5	(1,460)	(3,397)	—	—
Class R6	(12,100)	(74,358)	(723)	(5,029)
Total distributions to shareholders	(18,515)	(118,035)	(1,685)	(35,253)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,778)	111,628	(12,776)	30,046
NET ASSETS:
Change in net assets	72,500	95,282	430	26,058
Beginning of period	1,386,532	1,291,250	337,141	311,083
End of period	$1,459,032	$1,386,532	$337,571	$337,141
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,917	$4,966
Net realized gain (loss)	(3,201)	5,991
Change in net unrealized appreciation/depreciation	56,143	111,576
Change in net assets resulting from operations	54,859	122,533
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(206)	(6,260)
Class C	—	(676)
Class I	(666)	(9,595)
Class L	(1,157)	(11,694)
Class R2	—	(2,071)
Class R3	(69)	(1,857)
Class R4	(20)	(591)
Class R5	(124)	(843)
Class R6	(1,929)	(18,078)
Total distributions to shareholders	(4,171)	(51,665)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(42,755)	(7,323)
NET ASSETS:
Change in net assets	7,933	63,545
Beginning of period	933,292	869,747
End of period	$941,225	$933,292
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,152	$79,702	$36,110	$95,127
Distributions reinvested	941	6,271	19,816	63,887
Cost of shares redeemed	(29,050)	(51,961)	(114,215)	(166,188)
Change in net assets resulting from Class A capital transactions	13,043	34,012	(58,289)	(7,174)
Class C
Proceeds from shares issued	2,747	4,480	1,466	2,851
Distributions reinvested	50	474	2,714	10,107
Cost of shares redeemed	(1,942)	(4,046)	(12,107)	(19,971)
Change in net assets resulting from Class C capital transactions	855	908	(7,927)	(7,013)
Class I
Proceeds from shares issued	73,131	191,489	212,971	590,687
Distributions reinvested	1,512	7,004	75,247	249,070
Cost of shares redeemed	(62,421)	(144,690)	(455,803)	(991,626)
Change in net assets resulting from Class I capital transactions	12,222	53,803	(167,585)	(151,869)
Class R2
Proceeds from shares issued	—	—	618	840
Distributions reinvested	—	—	294	766
Cost of shares redeemed	—	—	(550)	(1,107)
Change in net assets resulting from Class R2 capital transactions	—	—	362	499
Class R3
Proceeds from shares issued	—	—	11,298	867
Distributions reinvested	—	—	209	479
Cost of shares redeemed	—	—	(1,176)	(1,477)
Change in net assets resulting from Class R3 capital transactions	—	—	10,331	(131)
Class R4
Proceeds from shares issued	—	—	26	60
Distributions reinvested	—	—	20	83
Cost of shares redeemed	—	—	(51)	(280)
Change in net assets resulting from Class R4 capital transactions	—	—	(5)	(137)
Class R5
Proceeds from shares issued	—	—	86,633	165,939
Distributions reinvested	—	—	25,670	91,994
Cost of shares redeemed	—	—	(311,152)	(151,348)
Change in net assets resulting from Class R5 capital transactions	—	—	(198,849)	106,585
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$81,102	$175,882	$207,341	$510,468
Distributions reinvested	3,467	10,940	83,802	213,371
Cost of shares redeemed	(62,042)	(145,653)	(284,758)	(465,883)
Change in net assets resulting from Class R6 capital transactions	22,527	41,169	6,385	257,956
Total change in net assets resulting from capital transactions	$48,647	$129,892	$(415,577)	$198,716
SHARE TRANSACTIONS:
Class A
Issued	1,818	3,589	892	2,253
Reinvested	39	285	479	1,553
Redeemed	(1,293)	(2,349)	(2,788)	(3,866)
Change in Class A Shares	564	1,525	(1,417)	(60)
Class C
Issued	206	338	64	118
Reinvested	4	37	121	435
Redeemed	(148)	(312)	(531)	(788)
Change in Class C Shares	62	63	(346)	(235)
Class I
Issued	2,603	6,985	4,063	11,055
Reinvested	51	258	1,427	4,799
Redeemed	(2,259)	(5,332)	(8,803)	(18,658)
Change in Class I Shares	395	1,911	(3,313)	(2,804)
Class R2
Issued	—	—	15	20
Reinvested	—	—	8	19
Redeemed	—	—	(14)	(25)
Change in Class R2 Shares	—	—	9	14
Class R3
Issued	—	—	287	20
Reinvested	—	—	5	12
Redeemed	—	—	(28)	(35)
Change in Class R3 Shares	—	—	264	(3)
Class R4
Issued	—	—	1	1
Reinvested	—	—	— (a)	2
Redeemed	—	—	(1)	(6)
Change in Class R4 Shares	—	—	— (a)	(3)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	1,663	3,092
Reinvested	—	—	484	1,764
Redeemed	—	—	(6,220)	(2,846)
Change in Class R5 Shares	—	—	(4,073)	2,010
Class R6
Issued	2,894	6,377	4,146	9,377
Reinvested	117	402	1,580	4,091
Redeemed	(2,218)	(5,298)	(5,454)	(8,779)
Change in Class R6 Shares	793	1,481	272	4,689
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,621	$39,028	$279	$440
Distributions reinvested	—	1,581	6	—
Cost of shares redeemed	(44,692)	(105,591)	(453)	(2,522)
Change in net assets resulting from Class A capital transactions	(29,071)	(64,982)	(168)	(2,082)
Class C
Proceeds from shares issued	350	977	8	80
Distributions reinvested	—	283	—	—
Cost of shares redeemed	(5,488)	(11,416)	(102)	(336)
Change in net assets resulting from Class C capital transactions	(5,138)	(10,156)	(94)	(256)
Class I
Proceeds from shares issued	102,895	154,362	328	1,105
Distributions reinvested	—	914	14	5
Cost of shares redeemed	(82,668)	(313,423)	(3,695)	(7,035)
Change in net assets resulting from Class I capital transactions	20,227	(158,147)	(3,353)	(5,925)
Class L
Proceeds from shares issued	46,556	218,599	—	—
Distributions reinvested	—	2,030	—	—
Cost of shares redeemed	(139,143)	(163,526)	—	—
Change in net assets resulting from Class L capital transactions	(92,587)	57,103	—	—
Class R2
Proceeds from shares issued	1,336	3,110	8	44
Distributions reinvested	—	78	—	—
Cost of shares redeemed	(2,234)	(5,243)	(37)	(184)
Change in net assets resulting from Class R2 capital transactions	(898)	(2,055)	(29)	(140)
Class R3
Proceeds from shares issued	558	1,196	46	351
Distributions reinvested	—	23	—	—
Cost of shares redeemed	(1,585)	(1,230)	(399)	(2,236)
Change in net assets resulting from Class R3 capital transactions	(1,027)	(11)	(353)	(1,885)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$351	$1,303	$5	$42
Distributions reinvested	—	24	2	—
Cost of shares redeemed	(762)	(2,145)	(237)	(185)
Change in net assets resulting from Class R4 capital transactions	(411)	(818)	(230)	(143)
Class R5
Proceeds from shares issued	2,146	4,374	488	5,293
Distributions reinvested	—	71	89	79
Cost of shares redeemed	(6,782)	(8,621)	(7,129)	(33,320)
Change in net assets resulting from Class R5 capital transactions	(4,636)	(4,176)	(6,552)	(27,948)
Class R6
Proceeds from shares issued	186,043	385,164	837	4,783
Distributions reinvested	—	8,446	82	102
Cost of shares redeemed	(327,362)	(630,032)	(8,178)	(57,916)
Change in net assets resulting from Class R6 capital transactions	(141,319)	(236,422)	(7,259)	(53,031)
Total change in net assets resulting from capital transactions	$(254,860)	$(419,664)	$(18,038)	$(91,410)
SHARE TRANSACTIONS:
Class A
Issued	1,050	2,629	8	12
Reinvested	—	108	— (a)	—
Redeemed	(3,034)	(7,182)	(14)	(70)
Change in Class A Shares	(1,984)	(4,445)	(6)	(58)
Class C
Issued	41	115	— (a)	3
Reinvested	—	33	—	—
Redeemed	(643)	(1,334)	(3)	(10)
Change in Class C Shares	(602)	(1,186)	(3)	(7)
Class I
Issued	6,003	8,904	8	30
Reinvested	—	53	1	— (a)
Redeemed	(4,753)	(18,236)	(105)	(190)
Change in Class I Shares	1,250	(9,279)	(96)	(160)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class L
Issued	2,544	12,067	—	—
Reinvested	—	113	—	—
Redeemed	(7,663)	(9,027)	—	—
Change in Class L Shares	(5,119)	3,153	—	—
Class R2
Issued	96	226	— (a)	1
Reinvested	—	6	—	—
Redeemed	(162)	(377)	(1)	(6)
Change in Class R2 Shares	(66)	(145)	(1)	(5)
Class R3
Issued	36	80	2	10
Reinvested	—	2	—	—
Redeemed	(108)	(83)	(11)	(63)
Change in Class R3 Shares	(72)	(1)	(9)	(53)
Class R4
Issued	23	88	— (a)	1
Reinvested	—	2	— (a)	—
Redeemed	(52)	(139)	(6)	(5)
Change in Class R4 Shares	(29)	(49)	(6)	(4)
Class R5
Issued	117	244	14	147
Reinvested	—	4	2	2
Redeemed	(355)	(475)	(193)	(913)
Change in Class R5 Shares	(238)	(227)	(177)	(764)
Class R6
Issued	10,153	20,805	24	132
Reinvested	—	463	2	3
Redeemed	(17,506)	(33,851)	(233)	(1,558)
Change in Class R6 Shares	(7,353)	(12,583)	(207)	(1,423)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,654	$13,805	$4,558	$9,387
Distributions reinvested	1,654	13,910	452	15,104
Cost of shares redeemed	(14,244)	(40,432)	(11,859)	(23,838)
Change in net assets resulting from Class A capital transactions	(6,936)	(12,717)	(6,849)	653
Class C
Proceeds from shares issued	276	633	535	1,421
Distributions reinvested	66	688	6	2,485
Cost of shares redeemed	(1,055)	(2,124)	(3,461)	(6,523)
Change in net assets resulting from Class C capital transactions	(713)	(803)	(2,920)	(2,617)
Class I
Proceeds from shares issued	24,612	45,800	5,554	37,789
Distributions reinvested	2,397	19,347	472	10,870
Cost of shares redeemed	(51,980)	(96,568)	(16,914)	(61,314)
Change in net assets resulting from Class I capital transactions	(24,971)	(31,421)	(10,888)	(12,655)
Class R2
Proceeds from shares issued	2,622	6,406	—	—
Distributions reinvested	280	2,388	—	—
Cost of shares redeemed	(5,601)	(7,126)	—	—
Change in net assets resulting from Class R2 capital transactions	(2,699)	1,668	—	—
Class R3
Proceeds from shares issued	1,500	3,687	108	303
Distributions reinvested	210	1,466	2	136
Cost of shares redeemed	(1,998)	(3,117)	(628)	(535)
Change in net assets resulting from Class R3 capital transactions	(288)	2,036	(518)	(96)
Class R4
Proceeds from shares issued	1,759	4,854	74	37
Distributions reinvested	289	1,991	— (a)	3
Cost of shares redeemed	(2,836)	(5,578)	(6)	(9)
Change in net assets resulting from Class R4 capital transactions	(788)	1,267	68	31
Class R5
Proceeds from shares issued	15,742	89,092	—	—
Distributions reinvested	1,452	3,342	—	—
Cost of shares redeemed	(12,407)	(23,683)	—	—
Change in net assets resulting from Class R5 capital transactions	4,787	68,751	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$64,334	$170,727	$23,312	$63,114
Distributions reinvested	12,100	74,357	669	4,154
Cost of shares redeemed	(89,604)	(162,237)	(15,650)	(22,538)
Change in net assets resulting from Class R6 capital transactions	(13,170)	82,847	8,331	44,730
Total change in net assets resulting from capital transactions	$(44,778)	$111,628	$(12,776)	$30,046
SHARE TRANSACTIONS:
Class A
Issued	254	598	322	650
Reinvested	74	611	30	1,092
Redeemed	(636)	(1,775)	(840)	(1,641)
Change in Class A Shares	(308)	(566)	(488)	101
Class C
Issued	17	37	56	150
Reinvested	4	42	1	267
Redeemed	(67)	(128)	(367)	(671)
Change in Class C Shares	(46)	(49)	(310)	(254)
Class I
Issued	998	1,788	350	2,363
Reinvested	97	773	29	704
Redeemed	(2,144)	(3,757)	(1,078)	(3,811)
Change in Class I Shares	(1,049)	(1,196)	(699)	(744)
Class R2
Issued	118	283	—	—
Reinvested	13	107	—	—
Redeemed	(254)	(314)	—	—
Change in Class R2 Shares	(123)	76	—	—
Class R3
Issued	68	162	7	21
Reinvested	9	65	— (a)	10
Redeemed	(90)	(135)	(44)	(35)
Change in Class R3 Shares	(13)	92	(37)	(4)
Class R4
Issued	72	195	4	3
Reinvested	12	79	— (a)	— (a)
Redeemed	(116)	(220)	— (a)	(1)
Change in Class R4 Shares	(32)	54	4	2

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	645	3,447	—	—
Reinvested	58	134	—	—
Redeemed	(505)	(944)	—	—
Change in Class R5 Shares	198	2,637	—	—
Class R6
Issued	2,632	6,737	1,486	4,108
Reinvested	486	2,960	40	268
Redeemed	(3,537)	(6,222)	(989)	(1,437)
Change in Class R6 Shares	(419)	3,475	537	2,939
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,154	$19,916
Distributions reinvested	186	5,714
Cost of shares redeemed	(11,491)	(30,410)
Change in net assets resulting from Class A capital transactions	(2,151)	(4,780)
Class C
Proceeds from shares issued	228	1,098
Distributions reinvested	—	648
Cost of shares redeemed	(2,388)	(6,739)
Change in net assets resulting from Class C capital transactions	(2,160)	(4,993)
Class I
Proceeds from shares issued	23,750	44,384
Distributions reinvested	641	9,233
Cost of shares redeemed	(41,610)	(45,515)
Change in net assets resulting from Class I capital transactions	(17,219)	8,102
Class L
Proceeds from shares issued	16,331	54,324
Distributions reinvested	1,042	9,578
Cost of shares redeemed	(20,128)	(92,068)
Change in net assets resulting from Class L capital transactions	(2,755)	(28,166)
Class R2
Proceeds from shares issued	2,590	6,602
Distributions reinvested	—	2,038
Cost of shares redeemed	(5,131)	(5,381)
Change in net assets resulting from Class R2 capital transactions	(2,541)	3,259
Class R3
Proceeds from shares issued	2,523	6,028
Distributions reinvested	65	1,750
Cost of shares redeemed	(2,291)	(5,615)
Change in net assets resulting from Class R3 capital transactions	297	2,163
Class R4
Proceeds from shares issued	170	1,624
Distributions reinvested	20	591
Cost of shares redeemed	(560)	(6,107)
Change in net assets resulting from Class R4 capital transactions	(370)	(3,892)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$8,137	$10,370
Distributions reinvested	9	570
Cost of shares redeemed	(333)	(3,549)
Change in net assets resulting from Class R5 capital transactions	7,813	7,391
Class R6
Proceeds from shares issued	23,187	73,167
Distributions reinvested	1,884	17,703
Cost of shares redeemed	(48,740)	(77,277)
Change in net assets resulting from Class R6 capital transactions	(23,669)	13,593
Total change in net assets resulting from capital transactions	$(42,755)	$(7,323)
SHARE TRANSACTIONS:
Class A
Issued	587	1,291
Reinvested	11	379
Redeemed	(744)	(1,998)
Change in Class A Shares	(146)	(328)
Class C
Issued	16	78
Reinvested	—	48
Redeemed	(169)	(481)
Change in Class C Shares	(153)	(355)
Class I
Issued	1,421	2,796
Reinvested	38	588
Redeemed	(2,548)	(2,858)
Change in Class I Shares	(1,089)	526
Class L
Issued	1,009	3,397
Reinvested	61	611
Redeemed	(1,247)	(5,729)
Change in Class L Shares	(177)	(1,721)
Class R2
Issued	173	447
Reinvested	—	141
Redeemed	(343)	(365)
Change in Class R2 Shares	(170)	223
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Small Cap Funds	December 31, 2023

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R3
Issued	165	397
Reinvested	4	117
Redeemed	(148)	(373)
Change in Class R3 Shares	21	141
Class R4
Issued	11	102
Reinvested	1	38
Redeemed	(35)	(394)
Change in Class R4 Shares	(23)	(254)
Class R5
Issued	557	638
Reinvested	1	36
Redeemed	(21)	(218)
Change in Class R5 Shares	537	456
Class R6
Issued	1,438	4,586
Reinvested	110	1,128
Redeemed	(3,041)	(4,820)
Change in Class R6 Shares	(1,493)	894
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$23.08	$0.02	$1.36	$1.38	$(0.07)	$—	$(0.07)
Year Ended June 30, 2023	20.86	0.03	2.68	2.71	(0.03)	(0.46)	(0.49)
Year Ended June 30, 2022	28.67	(0.02)	(5.77)	(5.79)	—	(2.02)	(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Class C
Six Months Ended December 31, 2023 (Unaudited)	13.51	(0.02)	0.79	0.77	(0.05)	—	(0.05)
Year Ended June 30, 2023	12.44	(0.05)	1.59	1.54	(0.01)	(0.46)	(0.47)
Year Ended June 30, 2022	18.01	(0.09)	(3.46)	(3.55)	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Class I
Six Months Ended December 31, 2023 (Unaudited)	28.60	0.06	1.69	1.75	(0.11)	—	(0.11)
Year Ended June 30, 2023	25.71	0.11	3.31	3.42	(0.07)	(0.46)	(0.53)
Year Ended June 30, 2022	34.81	0.05	(7.10)	(7.05)	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	28.74	0.10	1.68	1.78	(0.17)	—	(0.17)
Year Ended June 30, 2023	25.83	0.18	3.33	3.51	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.39	5.97%	$366,185	1.24%	0.17%	1.27%	18%
23.08	13.11	333,434	1.24	0.15	1.28	37
20.86	(21.57)	269,579	1.25	(0.09)	1.28	45
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75

14.23	5.67	16,180	1.74	(0.33)	1.79	18
13.51	12.53	14,516	1.74	(0.35)	1.79	37
12.44	(21.93)	12,568	1.75	(0.59)	1.79	45
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75

30.24	6.11	433,505	0.99	0.42	1.02	18
28.60	13.42	398,709	0.99	0.40	1.02	37
25.71	(21.39)	309,359	0.99	0.16	1.02	45
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75

30.35	6.22	609,807	0.74	0.67	0.77	18
28.74	13.72	554,551	0.74	0.65	0.77	37
25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$42.10	$0.06	$2.24	$2.30	$(0.33)	$(1.71)	$(2.04)
Year Ended June 30, 2023	43.52	0.15	4.60	4.75	—	(6.17)	(6.17)
Year Ended June 30, 2022	65.04	(0.08)	(8.96)	(9.04)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Class C
Six Months Ended December 31, 2023 (Unaudited)	23.71	(0.03)	1.24	1.21	(0.28)	(1.71)	(1.99)
Year Ended June 30, 2023	27.11	(0.04)	2.81	2.77	—	(6.17)	(6.17)
Year Ended June 30, 2022	45.39	(0.23)	(5.57)	(5.80)	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Class I
Six Months Ended December 31, 2023 (Unaudited)	53.16	0.14	2.86	3.00	(0.41)	(1.71)	(2.12)
Year Ended June 30, 2023	53.40	0.33	5.67	6.00	(0.07)	(6.17)	(6.24)
Year Ended June 30, 2022	76.84	0.09	(10.99)	(10.90)	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	40.43	0.01	2.15	2.16	(0.27)	(1.71)	(1.98)
Year Ended June 30, 2023	42.12	0.05	4.43	4.48	—	(6.17)	(6.17)
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	— (f)	0.93	0.93	—	(3.39)	(3.39)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	41.64	0.09	2.18	2.27	(0.48)	(1.71)	(2.19)
Year Ended June 30, 2023	43.11	0.14	4.57	4.71	(0.01)	(6.17)	(6.18)
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	— (f)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	53.01	0.14	2.85	2.99	(0.42)	(1.71)	(2.13)
Year Ended June 30, 2023	53.28	0.31	5.68	5.99	(0.09)	(6.17)	(6.26)
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$42.36	5.61%	$450,589	1.25%	0.28%	1.25%	8%
42.10	11.25	507,387	1.25	0.34	1.26	22
43.52	(17.26)	527,124	1.27	(0.13)	1.27	16
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23

22.93	5.35	31,811	1.75	(0.23)	1.76	8
23.71	10.70	41,111	1.74	(0.17)	1.75	22
27.11	(17.65)	53,369	1.75	(0.62)	1.75	16
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23

54.04	5.77	2,179,621	0.99	0.54	1.00	8
53.16	11.53	2,320,448	0.99	0.61	1.00	22
53.40	(17.02)	2,480,437	0.99	0.14	1.00	16
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23

40.61	5.50	6,373	1.49	0.04	1.53	8
40.43	10.96	5,984	1.49	0.12	1.52	22
42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	— (g)	1.52	23

41.72	5.61	14,978	1.25	0.45	1.25	8
41.64	11.26	4,013	1.24	0.34	1.24	22
43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	— (g)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23

53.87	5.76	542	0.99	0.55	1.04	8
53.01	11.54	538	0.99	0.57	1.01	22
53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$53.42	$0.19	$2.88	$3.07	$(0.52)	$(1.71)	$(2.23)
Year Ended June 30, 2023	53.64	0.44	5.69	6.13	(0.18)	(6.17)	(6.35)
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	53.41	0.21	2.87	3.08	(0.56)	(1.71)	(2.27)
Year Ended June 30, 2023	53.63	0.48	5.68	6.16	(0.21)	(6.17)	(6.38)
Year Ended June 30, 2022	77.14	0.26	(11.05)	(10.79)	(0.24)	(12.48)	(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$54.26	5.87%	$675,874	0.80%	0.72%	0.85%	8%
53.42	11.76	882,992	0.80	0.83	0.84	22
53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23

54.22	5.88	2,082,337	0.74	0.79	0.75	8
53.41	11.83	2,036,447	0.74	0.88	0.74	22
53.63	(16.83)	1,793,598	0.74	0.39	0.75	16
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$15.75	$(0.05)	$0.16	$0.11	$—	$—	$—
Year Ended June 30, 2023	13.92	(0.10)	2.00	1.90	—	(0.07)	(0.07)
Year Ended June 30, 2022	25.86	(0.20)	(8.46)	(8.66)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.70	(0.23)	9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)	2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)	0.67	0.56	—	(2.01)	(2.01)
Class C
Six Months Ended December 31, 2023 (Unaudited)	9.08	(0.05)	0.09	0.04	—	—	—
Year Ended June 30, 2023	8.09	(0.10)	1.16	1.06	—	(0.07)	(0.07)
Year Ended June 30, 2022	16.62	(0.18)	(5.07)	(5.25)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)	6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)	1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)	0.38	0.24	—	(2.01)	(2.01)
Class I
Six Months Ended December 31, 2023 (Unaudited)	18.46	(0.03)	0.18	0.15	—	—	—
Year Ended June 30, 2023	16.26	(0.07)	2.34	2.27	—	(0.07)	(0.07)
Year Ended June 30, 2022	29.53	(0.16)	(9.83)	(9.99)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)	10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)	3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)	0.79	0.71	—	(2.01)	(2.01)
Class L
Six Months Ended December 31, 2023 (Unaudited)	19.38	(0.02)	0.19	0.17	—	—	—
Year Ended June 30, 2023	17.04	(0.05)	2.46	2.41	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.73	(0.14)	(10.27)	(10.41)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)	10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)	3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)	0.82	0.77	—	(2.01)	(2.01)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	14.74	(0.06)	0.14	0.08	—	—	—
Year Ended June 30, 2023	13.06	(0.13)	1.88	1.75	—	(0.07)	(0.07)
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)	2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)	0.63	0.48	—	(2.01)	(2.01)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	15.71	(0.05)	0.15	0.10	—	—	—
Year Ended June 30, 2023	13.88	(0.10)	2.00	1.90	—	(0.07)	(0.07)
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)	2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)	0.66	0.56	—	(2.01)	(2.01)
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.86	0.70%	$336,120	1.24%	(0.65)%	1.26%	15%
15.75	13.67	365,116	1.24	(0.67)	1.26	33
13.92	(37.40)	384,556	1.25	(0.95)	1.26	35
25.86	48.64	760,153	1.23	(0.95)	1.25	52
18.70	16.92	500,357	1.24	(0.63)	1.27	51
17.00	5.08	400,127	1.24	(0.68)	1.27	58

9.12	0.44	30,383	1.74	(1.16)	1.76	15
9.08	13.13	35,717	1.74	(1.17)	1.76	33
8.09	(37.71)	41,416	1.75	(1.45)	1.76	35
16.62	47.95	90,880	1.73	(1.44)	1.74	52
12.53	16.32	62,434	1.74	(1.13)	1.77	51
11.78	4.51	58,288	1.74	(1.17)	1.77	58

18.61	0.81	501,678	0.99	(0.40)	1.00	15
18.46	13.97	474,603	0.99	(0.41)	1.01	33
16.26	(37.24)	569,015	1.00	(0.69)	1.01	35
29.53	49.03	1,013,916	0.98	(0.70)	0.99	52
21.14	17.19	466,094	0.99	(0.37)	1.01	51
19.05	5.36	289,094	0.99	(0.43)	1.02	58

19.55	0.88	531,120	0.84	(0.25)	0.85	15
19.38	14.16	625,672	0.84	(0.27)	0.85	33
17.04	(37.15)	496,522	0.85	(0.55)	0.86	35
30.73	49.21	1,096,814	0.84	(0.55)	0.84	52
21.93	17.40	735,649	0.84	(0.23)	0.86	51
19.71	5.51	568,539	0.84	(0.27)	0.86	58

14.82	0.54	15,823	1.49	(0.90)	1.53	15
14.74	13.42	16,702	1.49	(0.92)	1.53	33
13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52
17.85	16.64	24,496	1.49	(0.88)	1.52	51
16.31	4.79	26,011	1.49	(0.94)	1.52	58

15.81	0.64	4,707	1.24	(0.65)	1.28	15
15.71	13.70	5,799	1.24	(0.66)	1.29	33
13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52
18.66	16.86	5,217	1.24	(0.63)	1.29	51
17.00	5.08	1,072	1.24	(0.63)	1.37	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	$15.99	$(0.03)	$0.16	$0.13	$—	$—	$—
Year Ended June 30, 2023	14.10	(0.06)	2.02	1.96	—	(0.07)	(0.07)
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)	2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)	0.67	0.60	—	(2.01)	(2.01)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	19.40	(0.02)	0.19	0.17	—	—	—
Year Ended June 30, 2023	17.06	(0.05)	2.46	2.41	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.76	(0.14)	(10.28)	(10.42)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)	3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)	0.84	0.77	—	(2.01)	(2.01)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	19.73	(0.01)	0.20	0.19	—	—	—
Year Ended June 30, 2023	17.34	(0.03)	2.49	2.46	—	(0.07)	(0.07)
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)	3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)	0.83	0.80	—	(2.01)	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$16.12	0.81%	$4,529	0.99%	(0.41)%	1.01%	15%
15.99	13.92	4,955	0.99	(0.42)	1.01	33
14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52
18.83	17.25	2,821	0.99	(0.38)	1.04	51
17.09	5.30	1,336	0.99	(0.39)	1.01	58

19.57	0.88	14,489	0.84	(0.25)	0.86	15
19.40	14.14	18,939	0.84	(0.27)	0.86	33
17.06	(37.15)	20,537	0.84	(0.55)	0.86	35
30.76	49.22	40,613	0.84	(0.55)	0.85	52
21.95	17.37	22,261	0.84	(0.23)	0.86	51
19.72	5.50	13,817	0.84	(0.34)	0.86	58

19.92	0.96	2,337,484	0.74	(0.15)	0.75	15
19.73	14.20	2,460,861	0.74	(0.17)	0.76	33
17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
22.21	17.49	2,140,824	0.74	(0.12)	0.76	51
19.95	5.60	1,518,382	0.74	(0.16)	0.76	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$36.29	$—	$1.95	$1.95	$(0.08)	$—	$(0.08)
Year Ended June 30, 2023	33.25	(0.02)	3.06	3.04	—	—	—
Year Ended June 30, 2022	69.13	(0.16)	(15.83)	(15.99)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.12	(0.01)	27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15	(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11	(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Class C
Six Months Ended December 31, 2023 (Unaudited)	35.02	(0.08)	1.87	1.79	—	—	—
Year Ended June 30, 2023	32.24	(0.19)	2.97	2.78	—	—	—
Year Ended June 30, 2022	67.97	(0.41)	(15.43)	(15.84)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)	26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)	(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)	(3.50)	(3.65)	—	(3.75)	(3.75)
Class I
Six Months Ended December 31, 2023 (Unaudited)	36.81	0.04	1.98	2.02	(0.11)	—	(0.11)
Year Ended June 30, 2023	33.66	0.07	3.10	3.17	(0.02)	—	(0.02)
Year Ended June 30, 2022	69.56	(0.05)	(15.96)	(16.01)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10	27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28	(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23	(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	35.98	(0.04)	1.93	1.89	—	—	—
Year Ended June 30, 2023	33.05	(0.11)	3.04	2.93	—	—	—
Year Ended June 30, 2022	68.98	(0.29)	(15.75)	(16.04)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)	27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05	(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04	(3.60)	(3.56)	—	(3.75)	(3.75)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	36.46	(0.01)	1.97	1.96	—	—	—
Year Ended June 30, 2023	33.40	(0.03)	3.09	3.06	—	—	—
Year Ended June 30, 2022	69.34	(0.17)	(15.88)	(16.05)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	— (f)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16	(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26	(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	36.85	0.04	1.99	2.03	(0.15)	—	(0.15)
Year Ended June 30, 2023	33.68	0.08	3.09	3.17	—	—	—
Year Ended June 30, 2022	69.59	(0.06)	(15.96)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14	27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28	(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23	(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$38.16	5.38%	$3,071	1.14%	0.01%	1.79%	6%
36.29	9.14	3,122	1.14	(0.06)	1.54	8
33.25	(29.87)	4,789	1.14	(0.32)	1.41	140
69.13	65.16	7,279	1.23	0.03	1.32	83
42.12	(12.40)	4,127	1.24	0.33	1.38	102
49.98	(5.48)	5,896	1.23	0.21	1.36	74

36.81	5.11	749	1.64	(0.50)	2.31	6
35.02	8.62	812	1.64	(0.54)	2.05	8
32.24	(30.22)	986	1.65	(0.84)	1.91	140
67.97	64.35	1,944	1.73	(0.50)	1.81	83
41.41	(12.84)	1,690	1.74	(0.16)	1.82	102
49.27	(5.97)	2,307	1.73	(0.30)	1.86	74

38.72	5.50	4,964	0.89	0.21	1.46	6
36.81	9.41	8,239	0.89	0.19	1.25	8
33.66	(29.68)	12,913	0.89	(0.10)	1.11	140
69.56	65.58	34,171	0.99	0.17	1.03	83
42.35	(12.18)	13,264	0.99	0.61	1.06	102
50.25	(5.24)	13,211	0.98	0.45	1.09	74

37.87	5.25	137	1.39	(0.24)	2.32	6
35.98	8.87	159	1.39	(0.31)	1.92	8
33.05	(30.03)	277	1.39	(0.58)	1.72	140
68.98	64.76	481	1.48	(0.28)	1.68	83
42.07	(12.62)	180	1.49	0.11	1.69	102
50.01	(5.73)	166	1.48	0.08	2.08	74

38.42	5.38	716	1.14	(0.04)	1.72	6
36.46	9.16	1,042	1.14	(0.09)	1.48	8
33.40	(29.86)	2,711	1.14	(0.34)	1.36	140
69.34	65.16	5,418	1.23	(0.01)	1.28	83
42.23	(12.40)	3,692	1.24	0.36	1.30	102
50.18	(5.51)	3,768	1.23	0.53	1.59	74

38.73	5.51	452	0.89	0.24	1.50	6
36.85	9.41	654	0.89	0.21	1.26	8
33.68	(29.68)	735	0.89	(0.11)	1.11	140
69.59	65.58	2,557	0.99	0.25	1.04	83
42.37	(12.17)	2,125	0.99	0.61	1.06	102
50.28	(5.26)	1,941	0.98	0.45	1.10	74
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$37.12	$0.07	$2.01	$2.08	$(0.23)	$—	$(0.23)
Year Ended June 30, 2023	33.94	0.13	3.13	3.26	(0.08)	—	(0.08)
Year Ended June 30, 2022	69.85	0.03	(16.05)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.51	0.25	27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36	(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33	(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	37.05	0.08	2.01	2.09	(0.26)	—	(0.26)
Year Ended June 30, 2023	33.89	0.14	3.13	3.27	(0.11)	—	(0.11)
Year Ended June 30, 2022	69.75	0.07	(16.04)	(15.97)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.45	0.28	27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39	(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39	(3.61)	(3.22)	(0.24)	(3.75)	(3.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$38.97	5.62%	$16,245	0.70%	0.41%	1.33%	6%
37.12	9.62	22,045	0.70	0.36	1.09	8
33.94	(29.55)	46,112	0.70	0.07	0.96	140
69.85	65.89	165,829	0.80	0.44	0.89	83
42.51	(12.02)	148,185	0.80	0.78	0.90	102
50.42	(5.07)	215,630	0.79	0.63	0.93	74

38.88	5.65	12,434	0.65	0.44	1.22	6
37.05	9.67	19,535	0.65	0.38	0.98	8
33.89	(29.52)	66,087	0.65	0.14	0.86	140
69.75	65.98	148,507	0.74	0.49	0.78	83
42.45	(11.95)	176,598	0.74	0.84	0.80	102
50.34	(5.02)	206,625	0.73	0.75	0.83	74
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$22.44	$0.09	$2.10	$2.19	$(0.26)	$(0.04)	$(0.30)
Year Ended June 30, 2023	22.93	0.21	1.58	1.79	(0.25)	(2.03)	(2.28)
Year Ended June 30, 2022	32.06	0.12	(4.25)	(4.13)	(0.13)	(4.87)	(5.00)
Year Ended June 30, 2021	18.48	0.12	13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16	(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21	(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Class C
Six Months Ended December 31, 2023 (Unaudited)	15.99	0.02	1.49	1.51	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2023	16.97	0.07	1.17	1.24	(0.19)	(2.03)	(2.22)
Year Ended June 30, 2022	25.08	(0.02)	(3.14)	(3.16)	(0.08)	(4.87)	(4.95)
Year Ended June 30, 2021	14.52	0.01	10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04	(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07	(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Class I
Six Months Ended December 31, 2023 (Unaudited)	24.73	0.12	2.34	2.46	(0.29)	(0.04)	(0.33)
Year Ended June 30, 2023	25.05	0.30	1.71	2.01	(0.30)	(2.03)	(2.33)
Year Ended June 30, 2022	34.53	0.23	(4.65)	(4.42)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.21	14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23	(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31	(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	22.02	0.05	2.07	2.12	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2023	22.54	0.15	1.55	1.70	(0.19)	(2.03)	(2.22)
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11	(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15	(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	22.38	0.08	2.10	2.18	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2023	22.88	0.21	1.57	1.78	(0.25)	(2.03)	(2.28)
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16	(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23	(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	24.73	0.12	2.32	2.44	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2023	25.05	0.29	1.72	2.01	(0.30)	(2.03)	(2.33)
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19	(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30	(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.33	9.85%	$137,561	1.19%	0.78%	1.28%	25%
22.44	7.77	133,755	1.22	0.91	1.28	79
22.93	(15.16)	149,658	1.27	0.41	1.27	56
32.06	74.48	200,857	1.26	0.48	1.26	78
18.48	(16.78)	123,496	1.25	0.74	1.27	42
23.65	(9.73)	193,505	1.24	0.80	1.26	60

17.23	9.58	4,079	1.69	0.25	1.79	25
15.99	7.24	4,518	1.71	0.41	1.78	79
16.97	(15.55)	5,633	1.74	(0.07)	1.78	56
25.08	73.59	8,518	1.73	0.04	1.78	78
14.52	(17.14)	9,340	1.74	0.23	1.78	42
18.90	(10.18)	18,088	1.74	0.33	1.77	60

26.86	10.02	189,659	0.94	1.01	1.01	25
24.73	8.03	200,551	0.96	1.17	1.01	79
25.05	(14.92)	233,127	0.99	0.74	1.01	56
34.53	74.94	232,544	0.99	0.76	1.01	78
19.88	(16.55)	131,992	0.99	0.98	1.01	42
25.32	(9.49)	287,014	0.99	1.10	1.01	60

23.87	9.69	25,162	1.49	0.47	1.59	25
22.02	7.49	25,900	1.49	0.65	1.59	79
22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78
18.25	(16.96)	25,034	1.49	0.51	1.57	42
23.37	(9.94)	36,276	1.49	0.60	1.58	60

24.27	9.86	17,418	1.24	0.74	1.29	25
22.38	7.73	16,360	1.24	0.90	1.29	79
22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78
18.45	(16.77)	10,384	1.24	0.76	1.29	42
23.61	(9.72)	14,854	1.24	0.89	1.28	60

26.85	9.96	24,301	0.99	0.98	1.01	25
24.73	8.00	23,193	0.99	1.15	1.01	79
25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78
19.88	(16.52)	464	0.99	0.92	1.16	42
25.28	(9.51)	436	0.99	1.10	1.04	60
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$24.77	$0.14	$2.34	$2.48	$(0.30)	$(0.04)	$(0.34)
Year Ended June 30, 2023	25.09	0.35	1.70	2.05	(0.34)	(2.03)	(2.37)
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26	(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34	(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	24.83	0.15	2.33	2.48	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2023	25.14	0.36	1.72	2.08	(0.36)	(2.03)	(2.39)
Year Ended June 30, 2022	34.62	0.29	(4.66)	(4.37)	(0.24)	(4.87)	(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29	(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38	(3.49)	(3.11)	(0.35)	(3.46)	(3.81)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$26.91	10.11%	$121,747	0.84%	1.15%	0.86%	25%
24.77	8.16	107,200	0.84	1.40	0.86	79
25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78
19.89	(16.44)	30,637	0.85	1.11	0.87	42
25.34	(9.35)	69,857	0.84	1.21	0.86	60

26.96	10.10	939,105	0.74	1.24	0.76	25
24.83	8.28	875,055	0.74	1.39	0.76	79
25.14	(14.73)	798,822	0.76	0.94	0.76	56
34.62	75.36	929,661	0.76	0.98	0.76	78
19.92	(16.37)	624,226	0.75	1.24	0.76	42
25.38	(9.25)	933,252	0.74	1.36	0.76	60
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$14.45	$0.03	$0.63	$0.66	$(0.05)	$—	$(0.05)
Year Ended June 30, 2023	14.91	0.03	1.31	1.34	—	(1.80)	(1.80)
Year Ended June 30, 2022	21.12	(0.04)	(1.97)	(2.01)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Class C
Six Months Ended December 31, 2023 (Unaudited)	9.69	(0.01)	0.43	0.42	(0.01)	—	(0.01)
Year Ended June 30, 2023	10.61	(0.03)	0.91	0.88	—	(1.80)	(1.80)
Year Ended June 30, 2022	16.25	(0.10)	(1.34)	(1.44)	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Class I
Six Months Ended December 31, 2023 (Unaudited)	16.13	0.05	0.70	0.75	(0.08)	—	(0.08)
Year Ended June 30, 2023	16.43	0.07	1.46	1.53	(0.03)	(1.80)	(1.83)
Year Ended June 30, 2022	22.81	0.01	(2.19)	(2.18)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	14.41	0.03	0.63	0.66	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.88	0.03	1.30	1.33	—	(1.80)	(1.80)
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	16.04	0.05	0.70	0.75	(0.09)	—	(0.09)
Year Ended June 30, 2023	16.33	0.07	1.46	1.53	(0.02)	(1.80)	(1.82)
Year Ended June 30, 2022	22.70	—	(2.17)	(2.17)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.06	4.60%	$130,931	1.09%	0.36%	1.23%	13%
14.45	9.53	132,676	1.10	0.19	1.23	32
14.91	(13.00)	135,382	1.14	(0.22)	1.21	24
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82

10.10	4.29	9,867	1.59	(0.16)	1.72	13
9.69	9.02	12,464	1.61	(0.32)	1.72	32
10.61	(13.45)	16,342	1.64	(0.72)	1.71	24
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	— (g)	1.79	82

16.80	4.68	98,780	0.84	0.60	0.97	13
16.13	9.83	106,068	0.86	0.44	0.97	32
16.43	(12.76)	120,273	0.89	0.03	0.95	24
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82

15.04	4.58	890	1.09	0.41	1.24	13
14.41	9.49	1,369	1.11	0.19	1.21	32
14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82

16.70	4.67	331	0.84	0.62	1.02	13
16.04	9.87	251	0.85	0.45	0.96	32
16.33	(12.79)	222	0.89	(0.02)	0.94	24
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$16.20	$0.07	$0.71	$0.78	$(0.13)	$—	$(0.13)
Year Ended June 30, 2023	16.49	0.13	1.45	1.58	(0.07)	(1.80)	(1.87)
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$16.85	4.81%	$96,772	0.59%	0.86%	0.71%	13%
16.20	10.15	84,313	0.60	0.78	0.71	32
16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$15.77	$0.01	$0.96	$0.97	$(0.03)	$—	$(0.03)
Year Ended June 30, 2023	14.62	0.04	1.99	2.03	(0.03)	(0.85)	(0.88)
Year Ended June 30, 2022	23.54	(0.01)	(3.59)	(3.60)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.84	(0.01)	9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03	(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03	(1.81)	(1.78)	—	(1.86)	(1.86)
Class C
Six Months Ended December 31, 2023 (Unaudited)	14.27	(0.03)	0.86	0.83	—	—	—
Year Ended June 30, 2023	13.34	(0.04)	1.82	1.78	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.04	(0.11)	(3.27)	(3.38)	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)	8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)	(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)	(1.72)	(1.78)	—	(1.86)	(1.86)
Class I
Six Months Ended December 31, 2023 (Unaudited)	16.44	0.03	1.00	1.03	(0.07)	—	(0.07)
Year Ended June 30, 2023	15.21	0.08	2.07	2.15	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.21	0.04	(3.72)	(3.68)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04	9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07	(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07	(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Class L
Six Months Ended December 31, 2023 (Unaudited)	16.43	0.04	1.00	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2023	15.20	0.10	2.07	2.17	(0.09)	(0.85)	(0.94)
Year Ended June 30, 2022	24.18	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07	9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10	(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10	(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	15.15	(0.01)	0.91	0.90	—	—	—
Year Ended June 30, 2023	14.08	—	1.92	1.92	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)	(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)	(1.77)	(1.78)	—	(1.86)	(1.86)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	15.60	0.01	0.95	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.48	0.04	1.96	2.00	(0.03)	(0.85)	(0.88)
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03	(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04	(1.81)	(1.77)	— (f)	(1.86)	(1.86)
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$16.71	6.16%	$110,784	1.19%	0.15%	1.23%	26%
15.77	14.22	106,876	1.20	0.26	1.23	83
14.62	(19.61)	103,884	1.22	(0.06)	1.22	66
23.54	63.19	135,165	1.22	(0.03)	1.22	94
14.84	(6.76)	94,883	1.22	0.18	1.23	52
15.96	(8.77)	136,432	1.22	0.16	1.22	64

15.10	5.82	6,379	1.69	(0.38)	1.76	26
14.27	13.66	8,203	1.71	(0.27)	1.75	83
13.34	(20.00)	12,408	1.73	(0.59)	1.73	66
22.04	62.34	22,386	1.73	(0.56)	1.73	94
13.96	(7.25)	18,297	1.74	(0.34)	1.74	52
15.06	(9.22)	28,451	1.72	(0.35)	1.73	64

17.40	6.26	172,579	0.94	0.38	0.97	26
16.44	14.47	180,955	0.95	0.51	0.97	83
15.21	(19.36)	159,356	0.97	0.19	0.97	66
24.21	63.52	216,248	0.96	0.21	0.97	94
15.25	(6.51)	160,892	0.96	0.44	0.96	52
16.40	(8.49)	273,370	0.96	0.41	0.96	64

17.38	6.34	226,394	0.82	0.52	0.82	26
16.43	14.63	216,963	0.82	0.63	0.82	83
15.20	(19.22)	226,823	0.81	0.34	0.81	66
24.18	63.78	317,162	0.81	0.37	0.81	94
15.23	(6.37)	302,427	0.81	0.60	0.81	52
16.38	(8.42)	433,521	0.81	0.58	0.81	64

16.05	5.94	39,077	1.49	(0.16)	1.49	26
15.15	13.95	39,461	1.49	(0.03)	1.49	83
14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94
14.48	(7.01)	30,330	1.48	(0.09)	1.49	52
15.58	(8.95)	44,064	1.47	(0.07)	1.49	64

16.53	6.16	36,601	1.22	0.12	1.22	26
15.60	14.16	34,230	1.22	0.24	1.22	83
14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94
14.74	(6.78)	22,953	1.21	0.20	1.21	52
15.87	(8.75)	23,887	1.21	0.23	1.21	64
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	$16.29	$0.03	$0.98	$1.01	$(0.06)	$—	$(0.06)
Year Ended June 30, 2023	15.08	0.08	2.05	2.13	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07	(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08	(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	16.36	0.05	0.99	1.04	(0.10)	—	(0.10)
Year Ended June 30, 2023	15.15	0.11	2.05	2.16	(0.10)	(0.85)	(0.95)
Year Ended June 30, 2022	24.13	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09	(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11	(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	16.44	0.05	1.01	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2023	15.21	0.12	2.07	2.19	(0.11)	(0.85)	(0.96)
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11	(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12	(1.86)	(1.74)	(0.07)	(1.86)	(1.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Small Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.24	6.23%	$5,584	0.97%	0.36%	0.97%	26%
16.29	14.49	5,662	0.96	0.50	0.97	83
15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94
15.16	(6.55)	8,042	0.97	0.45	0.98	52
16.32	(8.52)	6,313	0.97	0.45	0.98	64

17.30	6.34	22,470	0.82	0.63	0.82	26
16.36	14.63	12,461	0.82	0.68	0.82	83
15.15	(19.25)	4,634	0.81	0.33	0.81	66
24.13	63.83	9,804	0.81	0.35	0.81	94
15.20	(6.36)	6,496	0.81	0.56	0.81	52
16.34	(8.39)	11,770	0.81	0.64	0.81	64

17.39	6.43	321,357	0.72	0.61	0.72	26
16.44	14.76	328,481	0.72	0.73	0.72	83
15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
15.25	(6.27)	255,716	0.71	0.68	0.71	52
16.40	(8.30)	435,139	0.71	0.70	0.72	64
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Small Cap Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.
The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.
The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.
All share classes of Small Cap Growth Fund and Class L Shares of U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of Small Cap Growth Fund and Class L Shares of the U.S. Small Company Fund unless they meet certain requirements as described in the Small Cap Growth Fund's and U.S. Small Company Fund's prospectuses.
Prior to October, 28, 2022, share classes of Small Cap Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Small Cap Equity Fund unless they met certain requirements as described in the Small Cap Equity Fund's prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

110	J.P. Morgan Small Cap Funds	December 31, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,526,917	$—	$—	$1,526,917

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2023	J.P. Morgan Small Cap Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,774,894	$—	$—	$5,774,894

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,047,328	$—	$—	$4,047,328

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$38,470	$—	$—	$38,470
Rights	—	—	— (a)	— (a)
Short-Term Investments
Investment Companies	345	—	—	345
Total Investments in Securities	$38,815	$—	$— (a)	$38,815

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,581,889	$—	$—	$1,581,889
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,255	$—	$—	$2,255

(a)	Please refer to the SOI for specifics of portfolio holdings.

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$337,805	$—	$—	$337,805

(a)	Please refer to the SOI for specifics of portfolio holdings.

112	J.P. Morgan Small Cap Funds	December 31, 2023

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$2,697	$—	$—	$2,697
Air Freight & Logistics	6,061	—	—	6,061
Automobile Components	6,944	—	—	6,944
Banks	90,924	—	—	90,924
Beverages	6,802	—	—	6,802
Biotechnology	60,719	—	— (a)	60,719
Broadline Retail	1,416	—	—	1,416
Building Products	14,419	—	—	14,419
Capital Markets	19,023	—	—	19,023
Chemicals	15,370	—	—	15,370
Commercial Services & Supplies	16,970	—	—	16,970
Communications Equipment	4,644	—	—	4,644
Construction & Engineering	33,175	—	—	33,175
Construction Materials	886	—	—	886
Consumer Finance	3,755	—	—	3,755
Consumer Staples Distribution & Retail	6,736	—	—	6,736
Containers & Packaging	1,990	—	—	1,990
Diversified Consumer Services	9,163	—	—	9,163
Diversified REITs	2,661	—	—	2,661
Diversified Telecommunication Services	4,321	—	—	4,321
Electric Utilities	8,258	—	—	8,258
Electrical Equipment	13,681	—	—	13,681
Electronic Equipment, Instruments & Components	17,581	—	—	17,581
Energy Equipment & Services	21,293	—	—	21,293
Entertainment	1,274	—	—	1,274
Financial Services	34,581	—	—	34,581
Food Products	11,003	—	—	11,003
Gas Utilities	8,774	—	—	8,774
Ground Transportation	4,176	—	—	4,176
Health Care Equipment & Supplies	18,306	—	—	18,306
Health Care Providers & Services	22,856	—	—	22,856
Health Care REITs	3,957	—	—	3,957
Health Care Technology	5,066	—	—	5,066
Hotel & Resort REITs	8,475	—	—	8,475
Hotels, Restaurants & Leisure	18,593	—	—	18,593
Household Durables	19,040	—	—	19,040
Household Products	2,571	—	—	2,571
Independent Power and Renewable Electricity Producers	3,404	—	—	3,404
Industrial REITs	7,754	—	—	7,754
Insurance	8,153	—	—	8,153
Interactive Media & Services	7,227	—	—	7,227
IT Services	7,726	—	—	7,726
Leisure Products	4,266	—	—	4,266
Life Sciences Tools & Services	6,834	—	— (a)	6,834
Machinery	14,566	—	—	14,566
Marine Transportation	3,619	—	—	3,619
Media	4,338	—	—	4,338

December 31, 2023	J.P. Morgan Small Cap Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
U.S. Small Company Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Metals & Mining	$17,837	$—	$—	$17,837
Mortgage Real Estate Investment Trusts (REITs)	5,272	—	—	5,272
Multi-Utilities	4,707	—	—	4,707
Office REITs	7,920	—	—	7,920
Oil, Gas & Consumable Fuels	37,812	—	—	37,812
Passenger Airlines	5,022	—	—	5,022
Personal Care Products	20,548	—	—	20,548
Pharmaceuticals	9,494	—	—	9,494
Professional Services	26,393	—	—	26,393
Real Estate Management & Development	2,756	—	—	2,756
Residential REITs	1,121	—	—	1,121
Retail REITs	16,594	—	—	16,594
Semiconductors & Semiconductor Equipment	24,828	—	—	24,828
Software	56,615	—	—	56,615
Specialized REITs	3,814	—	—	3,814
Specialty Retail	31,627	—	—	31,627
Technology Hardware, Storage & Peripherals	9,310	—	—	9,310
Textiles, Apparel & Luxury Goods	7,642	—	—	7,642
Trading Companies & Distributors	29,444	—	—	29,444
Water Utilities	2,242	—	—	2,242
Wireless Telecommunication Services	756	—	—	756
Total Common Stocks	917,802	—	— (a)	917,802
Short-Term Investments
Investment Companies	20,812	—	—	20,812
Investment of Cash Collateral from Securities Loaned	81,511	—	—	81,511
Total Short-Term Investments	102,323	—	—	102,323
Total Investments in Securities	$1,020,125	$—	$— (a)	$1,020,125
Appreciation in Other Financial Instruments
Futures Contracts	$1,358	$—	$—	$1,358

(a)	Amount rounds to less than one thousand.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

114	J.P. Morgan Small Cap Funds	December 31, 2023

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$98,903	$(98,903)	$—
Small Cap Equity Fund	297,559	(297,559)	—
Small Cap Growth Fund	263,521	(263,521)	—
Small Cap Value Fund	107,113	(107,113)	—
U.S. Small Company Fund	78,093	(78,093)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Small Cap Blend Fund	$2
Small Cap Equity Fund	9
Small Cap Growth Fund	9
Small Cap Value Fund	2
SMID Cap Equity Fund	— (a)
U.S. Small Company Fund	2

(a)	Amount rounds to less than one thousand.

December 31, 2023	J.P. Morgan Small Cap Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Small Cap Sustainable Leaders Fund did not lend out any securities during the six months ended December 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Small Cap Blend Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$29,696	$137,547	$129,800	$2	$19	$37,464	37,435	$908	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	45,257	182,001	138,000	7 *	13	89,278	89,242	1,525 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	5,475	73,993	65,698	—	—	13,770	13,770	203 *	—
Total	$80,428	$393,541	$333,498	$9	$32	$140,512		$2,636	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$162,027	$818,154	$752,616	$28	$65	$227,658	227,476	$4,155	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	247,060	613,797	583,900	39 *	41	277,037	276,926	6,273 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	61,967	298,317	328,188	—	—	32,096	32,096	823 *	—
Total	$471,054	$1,730,268	$1,664,704	$67	$106	$536,791		$11,251	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$62,312	$415,404	$455,236	$19	$12	$22,511	22,493	$1,053	$—

116	J.P. Morgan Small Cap Funds	December 31, 2023

Small Cap Growth Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	$236,014	$511,000	$504,000	$31 *	$39	$243,084	242,987	$5,693 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	50,951	263,320	281,449	—	—	32,822	32,822	745 *	—
Total	$349,277	$1,189,724	$1,240,685	$50	$51	$298,417		$7,491	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$906	$10,069	$10,630	$— (c)	$— (c)	$345	345	$16	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.

Small Cap Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$28,802	$196,264	$181,401	$6	$18	$43,689	43,654	$883	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	28,586	238,005	167,000	12 *	10	99,613	99,573	1,553 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	5,498	88,909	82,415	—	—	11,992	11,992	211 *	—
Total	$62,886	$523,178	$430,816	$18	$28	$155,294		$2,647	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2023	J.P. Morgan Small Cap Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
SMID Cap Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$8,885	$37,302	$34,387	$1	$5	$11,806	11,797	$224	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	3,028	3,306	6,334	—	—	—	—	16 *	—
Total	$11,913	$40,608	$40,721	$1	$5	$11,806		$240	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Company Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$14,703	$145,098	$139,005	$6	$10	$20,812	20,796	$556	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	26,588	145,001	99,000	7 *	9	72,605	72,575	1,184 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	6,219	85,389	82,702	—	—	8,906	8,907	173 *	—
Total	$47,510	$375,488	$320,707	$13	$19	$102,323		$1,913	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Options— Small Cap Blend Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
F. Futures Contracts — Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit

118	J.P. Morgan Small Cap Funds	December 31, 2023

with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the six months ended December 31, 2023 (amounts in thousands, except number of contracts):
	Small Cap Blend Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$—	$29,510	$20,823
Ending Notional Balance Long	—	29,181	19,761
Exchange-Traded Options:
Average Number of Contracts Purchased	543	—	—
Ending Number of Contracts Purchased	1,500	—	—
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$11	$1	$3	n/a	n/a	n/a	n/a	n/a	$3	$18
Small Cap Equity Fund
Transfer agency fees	5	1	93	n/a	$1	$— (a)	$— (a)	$5	15	120

December 31, 2023	J.P. Morgan Small Cap Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Growth Fund
Transfer agency fees	$19	$1	$9	$3	$2	$1	$— (a)	$1	$37	$73
Small Cap Sustainable Leaders Fund
Transfer agency fees	1	— (a)	1	n/a	— (a)	— (a)	— (a)	2	1	5
Small Cap Value Fund
Transfer agency fees	13	1	5	n/a	11	3	— (a)	1	14	48
SMID Cap Equity Fund
Transfer agency fees	14	1	5	n/a	n/a	— (a)	— (a)	n/a	1	21
U.S. Small Company Fund
Transfer agency fees	5	1	4	2	4	1	— (a)	— (a)	8	25

(a)	Amount rounds to less than one thousand.
I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2023, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

120	J.P. Morgan Small Cap Funds	December 31, 2023

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$24	$1
Small Cap Equity Fund	13	—
Small Cap Growth Fund	4	—
Small Cap Sustainable Leaders Fund	— (a)	— (a)
Small Cap Value Fund	1	—
SMID Cap Equity Fund	1	—
U.S. Small Company Fund	2	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.

December 31, 2023	J.P. Morgan Small Cap Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Equity Fund	n/a	n/a	0.99	n/a	1.49%	n/a	0.99%	0.80%	n/a
Small Cap Growth Fund	1.24	1.74	0.99	n/a	1.49	1.24%	0.99	0.84	0.74
Small Cap Sustainable Leaders Fund	1.14	1.64	0.89	n/a	1.39	1.14	0.89	0.70	0.65
Small Cap Value Fund	1.19	1.69	0.94	n/a	1.49	1.24	0.99	0.84	0.74
SMID Cap Equity Fund	1.09	1.59	0.84	n/a	n/a	1.09	0.84	n/a	0.59
U.S. Small Company Fund	1.19	1.69	0.94	n/a	n/a	n/a	n/a	n/a	n/a
Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
For the six months ended December 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$98	$65	$14	$177	$1
Small Cap Equity Fund	—	—	296	296	—
Small Cap Growth Fund	80	52	32	164	37
Small Cap Sustainable Leaders Fund	107	17	8	132	1
Small Cap Value Fund	67	44	113	224	9
SMID Cap Equity Fund	113	75	16	204	— (a)
U.S. Small Company Fund	—	—	46	46	—

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 were as follows:

Small Cap Blend Fund	$20
Small Cap Equity Fund	93
Small Cap Growth Fund	24
Small Cap Sustainable Leaders Fund	— (a)
Small Cap Value Fund	18
SMID Cap Equity Fund	4

122	J.P. Morgan Small Cap Funds	December 31, 2023

U.S. Small Company Fund	$11

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

Small Cap Blend Fund	$1
Small Cap Equity Fund	1
Small Cap Growth Fund	1
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	1
SMID Cap Equity Fund	1
U.S. Small Company Fund	1
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The below Funds used related party broker-dealers during the six months ended December 31, 2023, and incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows:
Brokerage Commissions
Small Cap Blend Fund	$8
Small Cap Growth Fund	19
Small Cap Sustainable Leaders Fund	1
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$270,180	$234,096
Small Cap Equity Fund	431,925	1,077,466
Small Cap Growth Fund	557,125	817,395
Small Cap Sustainable Leaders Fund	2,542	20,384
Small Cap Value Fund	328,378	387,524
SMID Cap Equity Fund	41,098	56,529
U.S. Small Company Fund	223,166	276,032
During the six months ended December 31, 2023, there were no purchases or sales of U.S. Government securities.

December 31, 2023	J.P. Morgan Small Cap Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,265,066	$328,372	$66,521	$261,851
Small Cap Equity Fund	4,192,928	1,854,406	272,440	1,581,966
Small Cap Growth Fund	3,266,975	1,117,064	336,711	780,353
Small Cap Sustainable Leaders Fund	39,557	8,153	8,895	(742)
Small Cap Value Fund	1,306,529	328,649	51,034	277,615
SMID Cap Equity Fund	281,071	68,259	11,525	56,734
U.S. Small Company Fund	858,851	213,123	50,491	162,632
At June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Small Cap Blend Fund	$21,746	$9,340
Small Cap Growth Fund	29,849	133,179
Small Cap Sustainable Leaders Fund	30,790	11,381
U.S. Small Company Fund	15,080	—
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$(561)	$22,387	$—
Small Cap Equity Fund	28,843	—	—
Small Cap Growth Fund	9,781	106,925	4,938
Small Cap Sustainable Leaders Fund	406	7,524	—
Small Cap Value Fund	22,224	—	—
SMID Cap Equity Fund	2,398	4,781	—
U.S. Small Company Fund	8,909	(7,007)	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.

124	J.P. Morgan Small Cap Funds	December 31, 2023

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2023, the Funds had  individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	— %	1	57.5%
Small Cap Equity Fund	—	—	2	29.8
Small Cap Growth Fund	—	—	3	36.0
Small Cap Sustainable Leaders Fund	1	11.7	2	37.3
Small Cap Value Fund	—	—	2	24.8
SMID Cap Equity Fund	1	29.8	1	17.1
U.S. Small Company Fund	—	—	3	44.4
As of December 31, 2023, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	17.0%	11.9%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Because the Funds invest in Real Estate Investment Trusts ("REITs"), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with

December 31, 2023	J.P. Morgan Small Cap Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Events
Subsequent to December 31, 2023, Small Cap Sustainable Leaders Fund had net redemptions of $8,431, which represented 22% of the Fund's net assets as of December 31, 2023.
On February 8, 2024, the Board approved the liquidation of Small Cap Sustainable Leaders Fund, which is expected to occur on or about May 21, 2024.

126	J.P. Morgan Small Cap Funds	December 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,059.70	$6.42	1.24%
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,056.70	9.00	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,061.10	5.13	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R6
Actual	1,000.00	1,062.20	3.84	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,056.10	6.46	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,053.50	9.03	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class I
Actual	1,000.00	1,057.70	5.12	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R2
Actual	1,000.00	1,055.00	7.70	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49

December 31, 2023	J.P. Morgan Small Cap Funds	127

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,056.10	$6.46	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class R4
Actual	1,000.00	1,057.60	5.12	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,058.70	4.14	0.80
Hypothetical	1,000.00	1,021.12	4.06	0.80
Class R6
Actual	1,000.00	1,058.80	3.83	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,007.00	6.26	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,004.40	8.77	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,008.10	5.00	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class L
Actual	1,000.00	1,008.80	4.24	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R2
Actual	1,000.00	1,005.40	7.51	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,006.40	6.25	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,008.10	5.00	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,008.80	4.24	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R6
Actual	1,000.00	1,009.60	3.74	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Actual	1,000.00	1,053.80	5.89	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,051.10	8.46	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,055.00	4.60	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89

128	J.P. Morgan Small Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R2
Actual	$1,000.00	$1,052.50	$7.17	1.39%
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R3
Actual	1,000.00	1,053.80	5.89	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class R4
Actual	1,000.00	1,055.10	4.60	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R5
Actual	1,000.00	1,056.20	3.62	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R6
Actual	1,000.00	1,056.50	3.36	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,098.50	6.28	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class C
Actual	1,000.00	1,095.80	8.90	1.69
Hypothetical	1,000.00	1,016.64	8.57	1.69
Class I
Actual	1,000.00	1,100.20	4.96	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	1,096.90	7.85	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,098.60	6.54	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,099.60	5.22	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,101.10	4.44	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R6
Actual	1,000.00	1,101.00	3.91	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	1,046.00	5.61	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class C
Actual	1,000.00	1,042.90	8.16	1.59
Hypothetical	1,000.00	1,017.14	8.06	1.59
Class I
Actual	1,000.00	1,046.80	4.32	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84

December 31, 2023	J.P. Morgan Small Cap Funds	129

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SMID Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,045.80	$5.61	1.09%
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R4
Actual	1,000.00	1,046.70	4.32	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R6
Actual	1,000.00	1,048.10	3.04	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,061.60	6.17	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class C
Actual	1,000.00	1,058.20	8.74	1.69
Hypothetical	1,000.00	1,016.64	8.57	1.69
Class I
Actual	1,000.00	1,062.60	4.87	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class L
Actual	1,000.00	1,063.40	4.25	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R2
Actual	1,000.00	1,059.40	7.71	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,061.60	6.32	1.22
Hypothetical	1,000.00	1,019.00	6.19	1.22
Class R4
Actual	1,000.00	1,062.30	5.03	0.97
Hypothetical	1,000.00	1,020.26	4.93	0.97
Class R5
Actual	1,000.00	1,063.40	4.25	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R6
Actual	1,000.00	1,064.30	3.74	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

130	J.P. Morgan Small Cap Funds	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering the continuation of the investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’
distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's

132

investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund, Small Cap Value Fund, and SMID Cap Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the fourth, third and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, third and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth and third quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the third, third and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I and Class R6 shares was in the second, third and first quintiles of the Universe for the

133

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Small Cap Growth Fund’s performance for Class A and Class R6 shares was in the fourth, fourth and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, fifth and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Sustainable Leaders Fund’s performance for Class A, Class R5 and Class R6 shares was in the fifth quintiles of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the Small Cap Value Fund’s performance for Class A and Class I shares was in the fourth, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, third and third quintiles of the Universe for the one-, three-, and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the SMID Cap Equity Fund’s performance for Class A, Class I and Class R6 shares was in the fourth, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the U.S. Small Company Fund’s performance for Class A, Class I and Class R6 shares was in the third, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was

134

in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintiles of both the Peer Group and Universe, and that the actual total expenses were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Small Cap Sustainable Leaders Fund’s net advisory fee and actual total expenses for Class A shares was in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class A shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the net advisory fee for
Class R5 and Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R5 and Class R6 shares were also in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the SMID Cap Equity Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively,

135

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

136

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-SC-1223

Semi-Annual Report
J.P. Morgan Mid Cap/Multi-Cap Funds
December 31, 2023  (Unaudited)
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	1

J.P. Morgan Mid Cap/Multi-Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED December 31, 2023 (Unaudited)
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.

2	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

JPMorgan Growth Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	9.59%
Russell 3000 Growth Index	10.28%
Net Assets as of 12/31/2023 (In Thousands)	$17,238,521
INVESTMENT OBJECTIVE **
The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the health care and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in SolarEdge Technologies Inc. and its overweight positions in Confluent Inc. and Exact Sciences Inc. Shares of SolarEdge Technologies, a manufacturer of semiconductor materials and equipment for the solar energy industry, fell amid lower-than-expected reported sales during the period and weakness in the broader solar energy sector. Shares of Confluent, a software developer, fell sharply after the company issued a weaker than expected earnings forecast. Shares of Exact Sciences, a provider of cancer screening and medical diagnostic tests, fell following a rally in the shares in the first half of 2023.
Leading individual contributors to relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Intuit Inc. and Uber Technologies Inc. Shares of Apple, a diversified information technology provider, fell late in the period following a rally that pushed the company’s share price to a record high on December 14, 2023. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.0%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	6.0
4.	NVIDIA Corp.	4.8
5.	Meta Platforms, Inc., Class A	4.6
6.	Alphabet, Inc., Class C	4.1
7.	Mastercard, Inc., Class A	3.3
8.	Broadcom, Inc.	2.3
9.	Tesla, Inc.	2.2
10.	Eli Lilly & Co.	2.1

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	38.3%
Consumer Discretionary	14.9
Health Care	12.1
Communication Services	11.6
Industrials	10.3
Financials	8.1
Energy	2.2
Others (each less than 1.0%)	0.9
Short-Term Investments	1.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge **		3.84%	32.47%	18.58%	14.12%
Without Sales Charge		9.59	39.80	19.86	14.74
CLASS C SHARES	May 1, 2006
With CDSC ***		8.35	38.05	19.26	14.28
Without CDSC		9.35	39.05	19.26	14.28
CLASS I SHARES	May 1, 2006	9.77	40.16	20.16	14.99
CLASS R2 SHARES	July 31, 2017	9.46	39.38	19.55	14.44
CLASS R3 SHARES	May 31, 2017	9.61	39.78	19.85	14.73
CLASS R4 SHARES	May 31, 2017	9.76	40.14	20.16	15.01
CLASS R5 SHARES	January 8, 2009	9.82	40.35	20.33	15.18
CLASS R6 SHARES	December 23, 2013	9.89	40.47	20.46	15.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

4	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	6.99%
Russell Midcap Index	7.54%
Net Assets as of 12/31/2023 (In Thousands)	$3,953,727
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in SolarEdge Technologies Inc. and its overweight positions in LKQ Corp. and Confluent Inc. Shares of SolarEdge Technologies, a manufacturer of semiconductor materials and equipment for the solar energy industry, fell amid lower-than-expected reported sales during the period and weakness in the broader solar energy sector. Shares of LKQ, an automotive parts distributor, fell after the company reported lower-than-expected earnings for the third quarter of 2023. Shares of Confluent, a software developer, fell sharply after the company issued a weaker than expected earnings forecast.
Leading individual contributors to relative performance included the Fund’s overweight positions in ITT Inc., CrowdStrike Holdings Inc., and Jabil Inc. Shares of ITT, a manufacturer of industrial machinery and components, rose amid consecutive quarters of better-than-expected earnings during the period. Shares of CrowdStrike Holdings, a data security software provider, rose amid surging corporate demand for cybersecurity and artificial intelligence technologies. Shares of Jabil, an electronics manufacturer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	ITT, Inc.	1.4%
2.	AMETEK, Inc.	1.3
3.	Hubbell, Inc., Class B	1.3
4.	Ameriprise Financial, Inc.	1.2
5.	Loews Corp.	1.2
6.	Raymond James Financial, Inc.	1.2
7.	Teledyne Technologies, Inc.	1.1
8.	Amphenol Corp., Class A	1.1
9.	Cencora, Inc.	1.1
10.	Snap-on, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	17.0%
Industrials	16.6
Information Technology	13.1
Health Care	11.7
Consumer Discretionary	11.6
Real Estate	7.2
Utilities	4.7
Materials	4.4
Energy	3.6
Consumer Staples	3.2
Communication Services	2.8
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	5

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge **		1.24%	9.79%	12.29%	9.03%
Without Sales Charge		6.85	15.87	13.51	9.61
CLASS C SHARES	November 2, 2009
With CDSC ***		5.60	14.30	12.95	9.18
Without CDSC		6.60	15.30	12.95	9.18
CLASS I SHARES	January 1, 1997	6.99	16.16	13.80	9.93
CLASS R2 SHARES	March 14, 2014	6.71	15.58	13.23	9.35
CLASS R5 SHARES	March 14, 2014	7.06	16.34	13.97	10.07
CLASS R6 SHARES	March 14, 2014	7.13	16.48	14.08	10.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	7

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.02%
Russell Midcap Growth Index	8.56%
Net Assets as of 12/31/2023 (In Thousands)	$10,349,519
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the technology and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary sector and its underweight position in the consumer staples sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in SolarEdge Technologies Inc. and its overweight positions in Confluent Inc. and Exact Sciences Inc. Shares of SolarEdge Technologies, a manufacturer of semiconductor materials and equipment for the solar energy industry, fell amid lower-than-expected reported sales during the period and weakness in the broader solar energy sector. Shares of Confluent, a software developer, fell sharply after the company issued a weaker-than-expected earnings forecast. Shares of Exact Sciences, a provider of cancer screening and medical diagnostic tests, fell following a rally in the shares in the first half of 2023.
Leading individual contributors to relative performance included the Fund’s overweight position in CrowdStrike Holdings Inc., its out-of-Benchmark position in Uber Technologies Inc. and its underweight position in Paycom Software Inc. Shares of CrowdStrike Holdings, a data security software provider, rose amid surging corporate demand for cybersecurity and artificial intelligence technologies. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of Paycom Software, a provider of business management software, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and issued a weaker-than-expected revenue forecast for the fourth quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Crowdstrike Holdings, Inc., Class A	2.4%
2.	Ross Stores, Inc.	2.3
3.	Cheniere Energy, Inc.	2.0
4.	Trane Technologies plc	1.9
5.	Copart, Inc.	1.9
6.	Agilent Technologies, Inc.	1.8
7.	Dexcom, Inc.	1.7
8.	Trade Desk, Inc. (The), Class A	1.6
9.	MongoDB, Inc.	1.5
10.	DoorDash, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.0%
Health Care	19.7
Industrials	19.0
Consumer Discretionary	14.6
Financials	10.6
Energy	3.7
Communication Services	2.8
Consumer Staples	1.1
Others (each less than 1.0%)	0.3
Short-Term Investments	4.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

8	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	9

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		1.30%	16.38%	13.98%	10.28%
Without Sales Charge		6.91	22.83	15.21	10.87
CLASS C SHARES	November 4, 1997
With CDSC ***		5.61	21.19	14.63	10.43
Without CDSC		6.61	22.19	14.63	10.43
CLASS I SHARES	March 2, 1989	7.02	23.11	15.54	11.20
CLASS R2 SHARES	June 19, 2009	6.73	22.44	14.89	10.61
CLASS R3 SHARES	September 9, 2016	6.88	22.73	15.18	10.86
CLASS R4 SHARES	September 9, 2016	7.01	23.06	15.47	11.13
CLASS R5 SHARES	November 1, 2011	7.09	23.24	15.68	11.35
CLASS R6 SHARES	November 1, 2011	7.14	23.35	15.76	11.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

10	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	7.05%
Russell Midcap Value Index	7.11%
Net Assets as of 12/31/2023 (In Thousands)	$13,174,819
INVESTMENT OBJECTIVE**
The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the consumer discretionary and financials sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in LKQ Corp. and IAC Inc., and its underweight position in Coinbase Global Inc.
Shares of LKQ, an automotive parts distributor, fell after the company reported lower-than-expected earnings for the third quarter of 2023. Shares of IAC, a provider of interactive media and services, fell amid consecutive quarters of lower-than-expected earnings. Shares of Coinbase Global, a cryptocurrency exchange provider, rose amid a broad rally among stocks in the cryptocurrency subsector late in the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in GoDaddy Inc., ITT Inc. and Expedia Group Inc. Shares of GoDaddy, an e-commerce platform provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and investor expectations for the company’s artificial intelligence technology. Shares of ITT, a manufacturer of industrial machinery and components, rose amid consecutive quarters of better-than-expected earnings during the period. Shares of Expedia Group, an online travel and vacation booking service, rose after the company reported better-than-expected earnings and revenue for the third quarter and unveiled a $5 billion share repurchase plan.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Ameriprise Financial, Inc.	2.0%
2.	Loews Corp.	1.9
3.	Cencora, Inc.	1.7
4.	Snap-on, Inc.	1.7
5.	Hubbell, Inc., Class B	1.6
6.	ITT, Inc.	1.6
7.	Martin Marietta Materials, Inc.	1.6
8.	CMS Energy Corp.	1.6
9.	M&T Bank Corp.	1.5
10.	Lincoln Electric Holdings, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	20.9%
Industrials	15.6
Real Estate	11.3
Consumer Discretionary	10.1
Health Care	7.5
Utilities	7.4
Information Technology	7.4
Materials	6.8
Consumer Staples	4.5
Energy	3.6
Communication Services	2.9
Short-Term Investments	2.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	11

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge **		1.26%	5.03%	9.40%	7.07%
Without Sales Charge		6.86	10.86	10.59	7.65
CLASS C SHARES	April 30, 2001
With CDSC ***		5.58	9.29	10.03	7.21
Without CDSC		6.58	10.29	10.03	7.21
CLASS I SHARES	October 31, 2001	7.00	11.13	10.86	7.91
CLASS L SHARES	November 13, 1997	7.05	11.29	11.08	8.15
CLASS R2 SHARES	November 3, 2008	6.74	10.56	10.30	7.37
CLASS R3 SHARES	September 9, 2016	6.85	10.84	10.58	7.65
CLASS R4 SHARES	September 9, 2016	6.99	11.11	10.86	7.91
CLASS R5 SHARES	September 9, 2016	7.07	11.29	11.03	8.10
CLASS R6 SHARES	September 9, 2016	7.10	11.38	11.14	8.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.
Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-cap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.

12	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	13

JPMorgan Value Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	8.03%
Russell 3000 Value Index	6.36%
Net Assets as of 12/31/2023 (In Thousands)	$8,856,218
INVESTMENT OBJECTIVE**
The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight positions in the information technology and industrials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in Capital One Financial Corp. and its underweight positions in Pfizer Inc. and Exxon Mobil Corp. Shares of Capital One Financial, a credit card and consumer banking provider, rose after the company reported consecutive quarters of better-than-expected earnings and amid investor expectations that banks would generally benefit from lower interest rates in 2024. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Exxon Mobil, an integrated petroleum and natural gas producer, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023, and amid investor concerns over increased regulatory scrutiny of the company’s proposed $60 billion takeover of Pioneer Natural Resources Co.
Leading individual detractors from relative performance included the Fund’s underweight positions in Intel Inc. and JPMorgan Chase & Co., and its overweight position in Bristol-Myers Squibb Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and investor expectations that the company would benefit from lower interest rates in 2024. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’
view, significant levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Berkshire Hathaway, Inc., Class B	3.0%
2.	Capital One Financial Corp.	2.6
3.	Wells Fargo & Co.	2.4
4.	Bank of America Corp.	2.0
5.	M&T Bank Corp.	1.9
6.	ConocoPhillips	1.9
7.	AbbVie, Inc.	1.8
8.	Loews Corp.	1.7
9.	Chevron Corp.	1.6
10.	Martin Marietta Materials, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	26.5%
Health Care	13.4
Real Estate	9.7
Industrials	8.8
Consumer Discretionary	8.6
Energy	8.2
Consumer Staples	6.0
Communication Services	4.6
Materials	4.5
Information Technology	4.3
Utilities	3.7
Short-Term Investments	1.7

14	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	15

JPMorgan Value Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge **		2.16%	3.73%	9.64%	7.45%
Without Sales Charge		7.82	9.48	10.83	8.03
CLASS C SHARES	February 28, 2005
With CDSC ***		6.57	7.94	10.28	7.60
Without CDSC		7.57	8.94	10.28	7.60
CLASS I SHARES	February 28, 2005	7.98	9.78	11.11	8.30
CLASS L SHARES	February 28, 2005	8.03	9.90	11.27	8.50
CLASS R2 SHARES	July 31, 2017	7.68	9.20	10.55	7.76
CLASS R3 SHARES	September 9, 2016	7.82	9.47	10.83	8.03
CLASS R4 SHARES	September 9, 2016	7.97	9.76	11.11	8.30
CLASS R5 SHARES	September 9, 2016	8.04	9.91	11.27	8.49
CLASS R6 SHARES	September 9, 2016	8.10	10.00	11.38	8.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.

16	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	17

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%
Automobiles — 2.2%
Tesla, Inc. *	1,551	385,464
Beverages — 0.5%
Constellation Brands, Inc., Class A	364	88,081
Biotechnology — 3.8%
Alnylam Pharmaceuticals, Inc. *	523	100,197
Exact Sciences Corp. *	1,855	137,255
Natera, Inc. * (a)	1,340	83,944
Regeneron Pharmaceuticals, Inc. *	389	341,203
		662,599
Broadline Retail — 6.0%
Amazon.com, Inc. *	6,786	1,031,036
Building Products — 1.4%
Trane Technologies plc	970	236,623
Capital Markets — 3.9%
Blackstone, Inc.	1,878	245,807
Morgan Stanley	2,294	213,942
S&P Global, Inc.	491	216,445
		676,194
Commercial Services & Supplies — 1.0%
Copart, Inc. *	3,612	176,973
Communications Equipment — 0.6%
Arista Networks, Inc. *	446	105,150
Construction & Engineering — 1.7%
AECOM	894	82,573
Quanta Services, Inc.	946	204,185
		286,758
Distributors — 0.4%
Pool Corp.	168	67,018
Electrical Equipment — 1.5%
AMETEK, Inc.	1,045	172,246
Hubbell, Inc., Class B	246	81,072
		253,318
Electronic Equipment, Instruments & Components — 0.8%
Jabil, Inc. (a)	1,027	130,773
Energy Equipment & Services — 0.9%
TechnipFMC plc (United Kingdom)	7,520	151,462
INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 2.1%
Netflix, Inc. *	376	183,140
Take-Two Interactive Software, Inc. *	1,109	178,487
		361,627
Financial Services — 3.3%
Mastercard, Inc., Class A	1,323	564,367
Ground Transportation — 2.8%
JB Hunt Transport Services, Inc.	556	110,959
Old Dominion Freight Line, Inc.	282	114,406
Uber Technologies, Inc. *	4,249	261,641
		487,006
Health Care Equipment & Supplies — 2.0%
Align Technology, Inc. *	217	59,603
Cooper Cos., Inc. (The)	305	115,290
Intuitive Surgical, Inc. *	514	173,424
		348,317
Health Care Providers & Services — 2.6%
McKesson Corp.	209	96,611
UnitedHealth Group, Inc.	658	346,498
		443,109
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	57	202,333
Hilton Worldwide Holdings, Inc.	648	118,031
		320,364
Household Durables — 0.5%
Garmin Ltd.	746	95,860
Insurance — 0.9%
Progressive Corp. (The)	980	156,142
Interactive Media & Services — 8.7%
Alphabet, Inc., Class C *	5,049	711,530
Meta Platforms, Inc., Class A *	2,249	795,993
		1,507,523
IT Services — 1.6%
MongoDB, Inc. * (a)	330	134,976
Snowflake, Inc., Class A *	685	136,286
		271,262
Life Sciences Tools & Services — 1.3%
Mettler-Toledo International, Inc. *	38	46,773
Thermo Fisher Scientific, Inc.	325	172,427
		219,200
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — 0.9%
Ingersoll Rand, Inc.	2,045	158,126
Media — 0.8%
Trade Desk, Inc. (The), Class A *	1,819	130,913
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,486	63,250
Oil, Gas & Consumable Fuels — 1.3%
Cheniere Energy, Inc.	741	126,452
EOG Resources, Inc.	826	99,894
		226,346
Pharmaceuticals — 2.5%
Eli Lilly & Co.	603	351,557
Royalty Pharma plc, Class A	2,578	72,407
		423,964
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	1,011	129,274
Semiconductors & Semiconductor Equipment — 10.3%
Advanced Micro Devices, Inc. *	1,465	215,976
Broadcom, Inc.	363	405,752
Entegris, Inc.	971	116,336
Lam Research Corp.	270	211,228
NVIDIA Corp.	1,663	823,411
		1,772,703
Software — 18.2%
Cadence Design Systems, Inc. *	385	104,880
Confluent, Inc., Class A *	3,453	80,803
Coreweave, Inc. ‡ * (b)	49	15,096
Crowdstrike Holdings, Inc., Class A *	536	136,835
HubSpot, Inc. *	214	124,243
Intuit, Inc.	505	315,312
Microsoft Corp.	4,589	1,725,541
Oracle Corp.	963	101,570
Palo Alto Networks, Inc. *	831	245,143
Synopsys, Inc. *	253	130,309
Workday, Inc., Class A *	551	152,028
		3,131,760
Specialty Retail — 3.1%
Lowe's Cos., Inc.	845	188,072
Ross Stores, Inc.	1,075	148,736
TJX Cos., Inc. (The)	2,202	206,583
		543,391
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc.	6,216	1,196,733
Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc. *	240	122,919
Trading Companies & Distributors — 0.3%
Air Lease Corp., Class A	1,394	58,479
Total Common Stocks (Cost $8,782,642)		16,984,084
Short-Term Investments — 1.7%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (c) (d) (Cost $257,039)	256,963	257,169
Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	21,996	22,004
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	4,320	4,320
Total Investment of Cash Collateral from Securities Loaned (Cost $26,324)		26,324
Total Short-Term Investments (Cost $283,363)		283,493
Total Investments — 100.2% (Cost $9,066,005)		17,267,577
Liabilities in Excess of Other Assets — (0.2)%		(29,056)
NET ASSETS — 100.0%		17,238,521

Percentages indicated are based on net assets.

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $25,418.
(b)	Restricted security. See Note 2.B.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	19

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Aerospace & Defense — 0.4%
HEICO Corp., Class A	120	17,159
Automobiles — 0.2%
Thor Industries, Inc. (a)	59	7,030
Banks — 4.3%
Fifth Third Bancorp	927	31,975
First Citizens BancShares, Inc., Class A	20	28,595
Huntington Bancshares, Inc.	2,664	33,881
M&T Bank Corp.	285	39,135
Regions Financial Corp.	1,812	35,116
		168,702
Beverages — 1.2%
Constellation Brands, Inc., Class A	105	25,432
Keurig Dr Pepper, Inc.	642	21,388
		46,820
Biotechnology — 1.8%
Alnylam Pharmaceuticals, Inc. *	67	12,762
Amicus Therapeutics, Inc. *	403	5,710
Apellis Pharmaceuticals, Inc. * (a)	92	5,520
Exact Sciences Corp. * (a)	187	13,852
Exelixis, Inc. *	419	10,058
Natera, Inc. *	214	13,398
Neurocrine Biosciences, Inc. *	87	11,503
		72,803
Building Products — 2.5%
Carlisle Cos., Inc.	95	29,763
Fortune Brands Innovations, Inc.	456	34,714
Simpson Manufacturing Co., Inc.	40	7,895
Trane Technologies plc	113	27,443
		99,815
Capital Markets — 6.5%
Ameriprise Financial, Inc.	131	49,641
Ares Management Corp., Class A	151	17,983
FactSet Research Systems, Inc.	32	15,473
Interactive Brokers Group, Inc., Class A	82	6,806
KKR & Co., Inc.	215	17,835
LPL Financial Holdings, Inc.	48	10,859
Moody's Corp.	30	11,578
MSCI, Inc.	30	16,674
Northern Trust Corp.	223	18,856
Raymond James Financial, Inc.	418	46,617
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
State Street Corp.	419	32,474
Tradeweb Markets, Inc., Class A	131	11,910
		256,706
Chemicals — 1.2%
Celanese Corp.	68	10,586
RPM International, Inc.	313	34,869
		45,455
Commercial Services & Supplies — 1.3%
Cintas Corp.	27	16,142
Copart, Inc. *	549	26,902
MSA Safety, Inc.	49	8,380
		51,424
Communications Equipment — 0.7%
Arista Networks, Inc. *	34	8,059
Motorola Solutions, Inc.	62	19,267
		27,326
Construction & Engineering — 0.8%
AECOM	115	10,675
Quanta Services, Inc. (a)	93	19,975
		30,650
Construction Materials — 1.0%
Martin Marietta Materials, Inc.	81	40,560
Consumer Finance — 0.5%
Discover Financial Services	173	19,489
Consumer Staples Distribution & Retail — 1.2%
Kroger Co. (The)	398	18,213
US Foods Holding Corp. *	607	27,545
		45,758
Containers & Packaging — 1.9%
Ball Corp.	305	17,554
Packaging Corp. of America	193	31,393
Silgan Holdings, Inc.	584	26,446
		75,393
Distributors — 1.5%
Genuine Parts Co.	123	16,981
LKQ Corp.	632	30,210
Pool Corp. (a)	34	13,588
		60,779
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc. * (a)	110	10,397
Diversified REITs — 0.4%
WP Carey, Inc. (a)	273	17,683
Electric Utilities — 2.3%
Edison International	296	21,147
PG&E Corp.	2,084	37,580
Xcel Energy, Inc.	490	30,327
		89,054
Electrical Equipment — 3.3%
Acuity Brands, Inc.	136	27,977
AMETEK, Inc.	317	52,271
Hubbell, Inc., Class B	155	50,890
		131,138
Electronic Equipment, Instruments & Components — 4.2%
Amphenol Corp., Class A	448	44,344
CDW Corp.	108	24,573
Jabil, Inc.	175	22,316
Keysight Technologies, Inc. *	52	8,302
Teledyne Technologies, Inc. *	100	44,712
Zebra Technologies Corp., Class A *	81	22,089
		166,336
Energy Equipment & Services — 0.3%
TechnipFMC plc (United Kingdom)	595	11,982
Entertainment — 1.1%
Liberty Media Corp-Liberty Live, Class C *	234	8,758
Take-Two Interactive Software, Inc. *	226	36,335
		45,093
Financial Services — 1.8%
Fidelity National Information Services, Inc.	164	9,842
Global Payments, Inc.	45	5,640
MGIC Investment Corp.	1,286	24,815
Remitly Global, Inc. *	420	8,161
Rocket Cos., Inc., Class A * (a)	504	7,295
Voya Financial, Inc.	232	16,945
		72,698
Food Products — 0.4%
Post Holdings, Inc. *	189	16,642
Gas Utilities — 0.5%
National Fuel Gas Co.	419	20,996
INVESTMENTS	SHARES (000)	VALUE ($000)

Ground Transportation — 1.1%
JB Hunt Transport Services, Inc.	60	12,063
Old Dominion Freight Line, Inc.	49	19,878
Uber Technologies, Inc. *	216	13,294
		45,235
Health Care Equipment & Supplies — 3.1%
Align Technology, Inc. *	47	13,020
Cooper Cos., Inc. (The)	24	9,204
Dexcom, Inc. *	198	24,610
Globus Medical, Inc., Class A *	249	13,260
IDEXX Laboratories, Inc. *	31	16,984
Inspire Medical Systems, Inc. * (a)	34	6,918
ResMed, Inc.	33	5,595
Shockwave Medical, Inc. *	47	8,992
Zimmer Biomet Holdings, Inc.	208	25,264
		123,847
Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc. *	138	10,705
Cencora, Inc.	206	42,279
Centene Corp. *	171	12,706
Henry Schein, Inc. *	449	34,007
Laboratory Corp. of America Holdings (a)	109	24,699
McKesson Corp.	28	12,792
Quest Diagnostics, Inc.	139	19,225
Universal Health Services, Inc., Class B	76	11,565
		167,978
Health Care REITs — 0.3%
Ventas, Inc.	230	11,470
Hotel & Resort REITs — 0.3%
Host Hotels & Resorts, Inc.	584	11,367
Hotels, Restaurants & Leisure — 3.3%
Chipotle Mexican Grill, Inc. *	4	9,228
Darden Restaurants, Inc.	132	21,632
Domino's Pizza, Inc.	44	18,273
DoorDash, Inc., Class A *	205	20,286
Expedia Group, Inc. *	183	27,813
Hilton Worldwide Holdings, Inc.	94	17,022
Las Vegas Sands Corp.	136	6,698
Royal Caribbean Cruises Ltd. *	61	7,906
		128,858
Household Durables — 1.1%
Garmin Ltd.	68	8,696
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	21

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Helen of Troy Ltd. * (a)	39	4,699
Mohawk Industries, Inc. *	201	20,840
Newell Brands, Inc.	1,249	10,842
		45,077
Household Products — 0.3%
Energizer Holdings, Inc.	405	12,843
Industrial REITs — 0.4%
Rexford Industrial Realty, Inc.	259	14,549
Insurance — 4.2%
Arch Capital Group Ltd. *	476	35,356
Arthur J Gallagher & Co. (a)	48	10,616
Globe Life, Inc.	149	18,141
Hartford Financial Services Group, Inc. (The)	364	29,275
Loews Corp.	692	48,151
WR Berkley Corp.	340	24,054
		165,593
Interactive Media & Services — 0.6%
IAC, Inc. *	441	23,110
IT Services — 2.3%
Gartner, Inc. *	42	18,730
Globant SA *	57	13,635
GoDaddy, Inc., Class A *	270	28,667
MongoDB, Inc. * (a)	52	21,293
Snowflake, Inc., Class A *	49	9,719
		92,044
Life Sciences Tools & Services — 2.0%
10X Genomics, Inc., Class A *	89	4,965
Agilent Technologies, Inc.	186	25,931
IQVIA Holdings, Inc. *	85	19,718
Mettler-Toledo International, Inc. *	10	11,949
West Pharmaceutical Services, Inc.	45	15,719
		78,282
Machinery — 6.5%
Dover Corp.	189	29,012
IDEX Corp.	110	23,818
Ingersoll Rand, Inc.	179	13,862
ITT, Inc.	484	57,760
Lincoln Electric Holdings, Inc. (a)	178	38,742
Middleby Corp. (The) *	209	30,779
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Snap-on, Inc.	145	41,831
Timken Co. (The)	274	21,993
		257,797
Media — 1.2%
Liberty Media Corp-Liberty SiriusXM *	800	23,008
Trade Desk, Inc. (The), Class A *	315	22,697
		45,705
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	359	15,278
Multi-Utilities — 2.0%
CMS Energy Corp.	689	40,039
WEC Energy Group, Inc.	457	38,424
		78,463
Office REITs — 0.4%
Boston Properties, Inc.	246	17,244
Oil, Gas & Consumable Fuels — 3.3%
Cheniere Energy, Inc.	170	29,031
Coterra Energy, Inc.	870	22,203
Diamondback Energy, Inc.	205	31,806
EOG Resources, Inc.	92	11,070
Williams Cos., Inc. (The)	1,078	37,551
		131,661
Personal Care Products — 0.2%
elf Beauty, Inc. *	58	8,335
Pharmaceuticals — 0.7%
Jazz Pharmaceuticals plc *	167	20,591
Royalty Pharma plc, Class A	245	6,871
		27,462
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	144	18,418
Verisk Analytics, Inc.	32	7,585
		26,003
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A *	232	21,599
Residential REITs — 2.1%
American Homes 4 Rent, Class A	616	22,135
AvalonBay Communities, Inc.	101	18,883
Essex Property Trust, Inc.	51	12,561
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Residential REITs — continued
Mid-America Apartment Communities, Inc.	104	14,028
Sun Communities, Inc.	107	14,335
		81,942
Retail REITs — 1.6%
Brixmor Property Group, Inc.	431	10,028
Federal Realty Investment Trust	116	11,942
Kimco Realty Corp.	943	20,101
Regency Centers Corp.	286	19,152
		61,223
Semiconductors & Semiconductor Equipment — 2.4%
Allegro MicroSystems, Inc. (Japan) *	75	2,279
Entegris, Inc.	112	13,462
Lam Research Corp.	16	12,377
Marvell Technology, Inc.	151	9,077
Microchip Technology, Inc.	253	22,859
Monolithic Power Systems, Inc.	28	17,796
ON Semiconductor Corp. *	95	7,909
Rambus, Inc. *	143	9,760
		95,519
Software — 3.7%
Cadence Design Systems, Inc. *	16	4,355
Confluent, Inc., Class A *	426	9,975
Crowdstrike Holdings, Inc., Class A *	131	33,340
Datadog, Inc., Class A *	85	10,285
DocuSign, Inc. *	136	8,106
Elastic NV *	56	6,310
HubSpot, Inc. *	33	18,829
Palo Alto Networks, Inc. *	49	14,345
Procore Technologies, Inc. *	162	11,187
Synopsys, Inc. *	18	9,482
Workday, Inc., Class A *	46	12,786
Zoom Video Communications, Inc., Class A *	97	6,994
		145,994
Specialized REITs — 1.3%
Rayonier, Inc.	702	23,476
Weyerhaeuser Co.	786	27,321
		50,797
Specialty Retail — 3.5%
AutoZone, Inc. *	14	35,943
Bath & Body Works, Inc.	496	21,407
Best Buy Co., Inc.	225	17,601
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Burlington Stores, Inc. *	39	7,483
Floor & Decor Holdings, Inc., Class A * (a)	106	11,842
Ross Stores, Inc.	234	32,440
Tractor Supply Co. (a)	56	12,031
		138,747
Textiles, Apparel & Luxury Goods — 1.9%
Carter's, Inc. (a)	311	23,286
Lululemon Athletica, Inc. *	24	12,315
Ralph Lauren Corp.	145	20,911
Tapestry, Inc.	456	16,766
		73,278
Trading Companies & Distributors — 0.2%
Air Lease Corp., Class A	217	9,121
Total Common Stocks (Cost $2,791,292)		3,854,309
Short-Term Investments — 4.1%
Investment Companies — 2.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $93,016)	92,994	93,068
Investment of Cash Collateral from Securities Loaned — 1.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	62,772	62,797
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	8,441	8,441
Total Investment of Cash Collateral from Securities Loaned (Cost $71,238)		71,238
Total Short-Term Investments (Cost $164,254)		164,306
Total Investments — 101.6% (Cost $2,955,546)		4,018,615
Liabilities in Excess of Other Assets — (1.6)%		(64,888)
NET ASSETS — 100.0%		3,953,727

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	23

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $69,077.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Aerospace & Defense — 1.2%
HEICO Corp., Class A	906	129,034
Automobiles — 0.5%
Thor Industries, Inc. (a)	447	52,845
Beverages — 0.5%
Constellation Brands, Inc., Class A	219	52,850
Biotechnology — 5.3%
Alnylam Pharmaceuticals, Inc. *	501	95,929
Amicus Therapeutics, Inc. * (a)	3,025	42,921
Apellis Pharmaceuticals, Inc. * (a)	693	41,494
Exact Sciences Corp. *	1,407	104,126
Exelixis, Inc. *	3,152	75,606
Natera, Inc. * (a)	1,608	100,716
Neurocrine Biosciences, Inc. *	656	86,464
		547,256
Building Products — 2.6%
Simpson Manufacturing Co., Inc.	300	59,345
Trane Technologies plc	846	206,293
		265,638
Capital Markets — 8.6%
Ares Management Corp., Class A	1,137	135,176
FactSet Research Systems, Inc. (a)	244	116,307
Interactive Brokers Group, Inc., Class A	617	51,161
KKR & Co., Inc.	1,618	134,063
LPL Financial Holdings, Inc.	359	81,627
Moody's Corp.	223	87,028
MSCI, Inc.	221	125,341
Raymond James Financial, Inc.	667	74,422
Tradeweb Markets, Inc., Class A	985	89,528
		894,653
Commercial Services & Supplies — 3.7%
Cintas Corp.	201	121,337
Copart, Inc. *	4,127	202,224
MSA Safety, Inc.	373	62,991
		386,552
Communications Equipment — 0.6%
Arista Networks, Inc. *	257	60,580
Construction & Engineering — 2.2%
AECOM	868	80,246
Quanta Services, Inc.	696	150,146
		230,392
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 1.0%
Pool Corp. (a)	256	102,141
Diversified Consumer Services — 0.7%
Bright Horizons Family Solutions, Inc. * (a)	829	78,153
Electrical Equipment — 1.8%
AMETEK, Inc.	674	111,145
Hubbell, Inc., Class B	218	71,705
		182,850
Electronic Equipment, Instruments & Components — 3.6%
Amphenol Corp., Class A	1,326	131,393
Jabil, Inc. (a)	843	107,435
Keysight Technologies, Inc. *	392	62,405
Teledyne Technologies, Inc. *	156	69,457
		370,690
Energy Equipment & Services — 0.9%
TechnipFMC plc (United Kingdom) (a)	4,472	90,069
Entertainment — 1.2%
Take-Two Interactive Software, Inc. *	785	126,376
Financial Services — 1.5%
Global Payments, Inc.	334	42,397
Remitly Global, Inc. *	3,159	61,347
Rocket Cos., Inc., Class A * (a)	3,589	51,966
		155,710
Ground Transportation — 3.3%
JB Hunt Transport Services, Inc.	454	90,683
Old Dominion Freight Line, Inc.	369	149,420
Uber Technologies, Inc. *	1,623	99,929
		340,032
Health Care Equipment & Supplies — 6.2%
Align Technology, Inc. *	357	97,869
Cooper Cos., Inc. (The)	183	69,182
Dexcom, Inc. *	1,491	184,995
IDEXX Laboratories, Inc. *	230	127,669
Inspire Medical Systems, Inc. *	256	52,003
ResMed, Inc.	244	42,054
Shockwave Medical, Inc. *	355	67,593
		641,365
Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc. *	1,035	80,467
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	25

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Centene Corp. *	1,287	95,510
McKesson Corp.	208	96,155
		272,132
Hotels, Restaurants & Leisure — 5.8%
Chipotle Mexican Grill, Inc. *	30	69,366
Domino's Pizza, Inc.	333	137,359
DoorDash, Inc., Class A *	1,542	152,487
Hilton Worldwide Holdings, Inc.	703	127,957
Las Vegas Sands Corp.	1,023	50,346
Royal Caribbean Cruises Ltd. * (a)	459	59,429
		596,944
Household Durables — 1.0%
Garmin Ltd.	509	65,368
Helen of Troy Ltd. * (a)	292	35,323
		100,691
Insurance — 0.8%
Arthur J Gallagher & Co. (a)	355	79,798
IT Services — 4.6%
Gartner, Inc. *	312	140,798
Globant SA *	431	102,493
MongoDB, Inc. * (a)	391	160,059
Snowflake, Inc., Class A *	367	73,059
		476,409
Life Sciences Tools & Services — 5.7%
10X Genomics, Inc., Class A *	667	37,322
Agilent Technologies, Inc.	1,402	194,920
IQVIA Holdings, Inc. *	641	148,217
Mettler-Toledo International, Inc. * (a)	74	89,820
West Pharmaceutical Services, Inc.	335	118,162
		588,441
Machinery — 2.3%
Ingersoll Rand, Inc.	1,347	104,201
ITT, Inc.	1,084	129,312
		233,513
Media — 1.6%
Trade Desk, Inc. (The), Class A *	2,371	170,611
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	866	36,866
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.	1,278	218,221
EOG Resources, Inc.	688	83,215
		301,436
Personal Care Products — 0.6%
elf Beauty, Inc. *	434	62,656
Pharmaceuticals — 0.5%
Royalty Pharma plc, Class A	1,839	51,652
Professional Services — 1.9%
Booz Allen Hamilton Holding Corp.	1,082	138,445
Verisk Analytics, Inc.	239	57,017
		195,462
Semiconductors & Semiconductor Equipment — 5.3%
Allegro MicroSystems, Inc. (Japan) *	566	17,131
Entegris, Inc.	844	101,191
Lam Research Corp.	119	93,037
Marvell Technology, Inc.	1,131	68,229
Monolithic Power Systems, Inc. (a)	212	133,773
ON Semiconductor Corp. * (a)	712	59,454
Rambus, Inc. *	1,075	73,363
		546,178
Software — 10.7%
Cadence Design Systems, Inc. *	120	32,739
Confluent, Inc., Class A *	3,204	74,978
Coreweave, Inc. ‡ * (b)	29	8,904
Crowdstrike Holdings, Inc., Class A *	981	250,613
Datadog, Inc., Class A * (a)	637	77,313
DocuSign, Inc. *	1,025	60,932
Elastic NV *	421	47,431
HubSpot, Inc. *	244	141,537
Palo Alto Networks, Inc. *	366	107,829
Procore Technologies, Inc. *	1,215	84,091
Synopsys, Inc. *	138	71,274
Workday, Inc., Class A *	348	96,113
Zoom Video Communications, Inc., Class A *	731	52,570
		1,106,324
Specialty Retail — 5.2%
AutoZone, Inc. *	22	56,426
Burlington Stores, Inc. *	289	56,252
Floor & Decor Holdings, Inc., Class A * (a)	798	89,017
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Ross Stores, Inc.	1,762	243,848
Tractor Supply Co. (a)	421	90,437
		535,980
Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc. *	181	92,571
Trading Companies & Distributors — 0.7%
Air Lease Corp., Class A	1,635	68,565
Total Common Stocks (Cost $7,510,938)		10,223,415
Short-Term Investments — 4.3%
Investment Companies — 1.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (c) (d) (Cost $139,677)	139,631	139,743
Investment of Cash Collateral from Securities Loaned — 3.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	276,863	276,974
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	32,528	32,528
Total Investment of Cash Collateral from Securities Loaned (Cost $309,473)		309,502
Total Short-Term Investments (Cost $449,150)		449,245
Total Investments — 103.1% (Cost $7,960,088)		10,672,660
Liabilities in Excess of Other Assets — (3.1)%		(323,141)
NET ASSETS — 100.0%		10,349,519

Percentages indicated are based on net assets.

‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $299,746.
(b)	Restricted security. See Note 2.B.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	27

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Banks — 6.7%
Fifth Third Bancorp	4,836	166,789
First Citizens BancShares, Inc., Class A	105	149,155
Huntington Bancshares, Inc.	13,894	176,730
M&T Bank Corp.	1,489	204,139
Regions Financial Corp.	9,452	183,170
		879,983
Beverages — 1.6%
Constellation Brands, Inc., Class A	397	95,987
Keurig Dr Pepper, Inc.	3,348	111,562
		207,549
Building Products — 2.6%
Carlisle Cos., Inc.	497	155,248
Fortune Brands Innovations, Inc.	2,378	181,074
		336,322
Capital Markets — 5.5%
Ameriprise Financial, Inc.	682	258,941
Northern Trust Corp.	1,165	98,357
Raymond James Financial, Inc.	1,718	191,519
State Street Corp.	2,187	169,392
		718,209
Chemicals — 1.8%
Celanese Corp. (a)	356	55,216
RPM International, Inc.	1,629	181,886
		237,102
Communications Equipment — 0.8%
Motorola Solutions, Inc.	321	100,502
Construction Materials — 1.6%
Martin Marietta Materials, Inc.	424	211,569
Consumer Finance — 0.8%
Discover Financial Services	904	101,656
Consumer Staples Distribution & Retail — 1.8%
Kroger Co. (The)	2,079	95,001
US Foods Holding Corp. *	3,164	143,682
		238,683
Containers & Packaging — 3.0%
Ball Corp.	1,592	91,565
Packaging Corp. of America	1,005	163,751
Silgan Holdings, Inc.	3,049	137,952
		393,268
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 1.9%
Genuine Parts Co.	640	88,576
LKQ Corp.	3,297	157,584
		246,160
Diversified REITs — 0.7%
WP Carey, Inc. (a)	1,423	92,240
Electric Utilities — 3.5%
Edison International	1,543	110,306
PG&E Corp.	10,872	196,027
Xcel Energy, Inc.	2,555	158,194
		464,527
Electrical Equipment — 4.2%
Acuity Brands, Inc.	712	145,934
AMETEK, Inc.	1,186	195,533
Hubbell, Inc., Class B	656	215,693
		557,160
Electronic Equipment, Instruments & Components — 4.6%
Amphenol Corp., Class A	1,414	140,130
CDW Corp.	564	128,178
Jabil, Inc.	328	41,854
Teledyne Technologies, Inc. *	415	185,029
Zebra Technologies Corp., Class A *	421	115,221
		610,412
Entertainment — 1.1%
Liberty Media Corp-Liberty Live, Class C *	1,222	45,686
Take-Two Interactive Software, Inc. *	633	101,833
		147,519
Financial Services — 2.0%
Fidelity National Information Services, Inc.	855	51,339
MGIC Investment Corp.	6,710	129,438
Voya Financial, Inc.	1,211	88,386
		269,163
Food Products — 0.7%
Post Holdings, Inc. * (a)	986	86,807
Gas Utilities — 0.8%
National Fuel Gas Co.	2,183	109,519
Health Care Equipment & Supplies — 1.5%
Globus Medical, Inc., Class A *	1,298	69,168
Zimmer Biomet Holdings, Inc.	1,083	131,782
		200,950
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 5.2%
Cencora, Inc. (a)	1,074	220,534
Henry Schein, Inc. *	2,343	177,388
Laboratory Corp. of America Holdings (a)	567	128,837
Quest Diagnostics, Inc.	727	100,284
Universal Health Services, Inc., Class B	396	60,328
		687,371
Health Care REITs — 0.5%
Ventas, Inc.	1,200	59,829
Hotel & Resort REITs — 0.4%
Host Hotels & Resorts, Inc.	3,045	59,293
Hotels, Restaurants & Leisure — 2.0%
Darden Restaurants, Inc.	687	112,839
Expedia Group, Inc. *	956	145,077
		257,916
Household Durables — 1.3%
Mohawk Industries, Inc. *	1,050	108,706
Newell Brands, Inc.	6,515	56,551
		165,257
Household Products — 0.5%
Energizer Holdings, Inc.	2,115	66,993
Industrial REITs — 0.6%
Rexford Industrial Realty, Inc. (a)	1,353	75,891
Insurance — 6.1%
Arch Capital Group Ltd. *	2,483	184,426
Globe Life, Inc.	778	94,631
Hartford Financial Services Group, Inc. (The)	1,900	152,703
Loews Corp.	3,609	251,164
WR Berkley Corp.	1,774	125,469
		808,393
Interactive Media & Services — 0.9%
IAC, Inc. *	2,301	120,547
IT Services — 1.1%
GoDaddy, Inc., Class A *	1,409	149,531
Machinery — 9.0%
Dover Corp.	984	151,333
IDEX Corp.	572	124,239
ITT, Inc.	1,773	211,589
Lincoln Electric Holdings, Inc. (a)	929	202,088
Middleby Corp. (The) *	1,091	160,552
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Snap-on, Inc.	756	218,202
Timken Co. (The)	1,431	114,717
		1,182,720
Media — 0.9%
Liberty Media Corp-Liberty SiriusXM *	4,170	120,016
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,271	54,110
Multi-Utilities — 3.1%
CMS Energy Corp.	3,597	208,852
WEC Energy Group, Inc.	2,381	200,430
		409,282
Office REITs — 0.7%
Boston Properties, Inc.	1,282	89,948
Oil, Gas & Consumable Fuels — 3.6%
Coterra Energy, Inc.	4,538	115,814
Diamondback Energy, Inc. (a)	1,070	165,906
Williams Cos., Inc. (The)	5,624	195,876
		477,596
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc *	873	107,404
Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A *	1,210	112,663
Residential REITs — 3.2%
American Homes 4 Rent, Class A	3,211	115,462
AvalonBay Communities, Inc.	526	98,498
Essex Property Trust, Inc.	264	65,520
Mid-America Apartment Communities, Inc.	544	73,171
Sun Communities, Inc.	560	74,777
		427,428
Retail REITs — 2.4%
Brixmor Property Group, Inc.	2,253	52,437
Federal Realty Investment Trust	605	62,293
Kimco Realty Corp. (a)	4,920	104,848
Regency Centers Corp.	1,491	99,904
		319,482
Semiconductors & Semiconductor Equipment — 0.9%
Microchip Technology, Inc.	1,322	119,240
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	29

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 2.0%
Rayonier, Inc.	3,665	122,457
Weyerhaeuser Co.	4,099	142,513
		264,970
Specialty Retail — 2.7%
AutoZone, Inc. *	57	148,326
Bath & Body Works, Inc.	2,587	111,664
Best Buy Co., Inc.	1,173	91,808
		351,798
Textiles, Apparel & Luxury Goods — 2.4%
Carter's, Inc. (a)	1,622	121,467
Ralph Lauren Corp. (a)	756	109,076
Tapestry, Inc.	2,376	87,453
		317,996
Total Common Stocks (Cost $7,863,795)		13,014,974
Short-Term Investments — 2.0%
Investment Companies — 1.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $168,263)	168,158	168,293
Investment of Cash Collateral from Securities Loaned — 0.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	84,977	85,011
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	9,620	9,620
Total Investment of Cash Collateral from Securities Loaned (Cost $94,631)		94,631
Total Short-Term Investments (Cost $262,894)		262,924
Total Investments — 100.8% (Cost $8,126,689)		13,277,898
Liabilities in Excess of Other Assets — (0.8)%		(103,079)
NET ASSETS — 100.0%		13,174,819

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $92,233.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Aerospace & Defense — 2.2%
General Dynamics Corp.	295	76,706
Northrop Grumman Corp.	89	41,571
RTX Corp.	935	78,685
		196,962
Air Freight & Logistics — 0.9%
FedEx Corp.	165	41,816
United Parcel Service, Inc., Class B	270	42,342
		84,158
Banks — 10.2%
Bank of America Corp.	5,438	183,101
Citigroup, Inc.	491	25,274
Citizens Financial Group, Inc.	1,966	65,137
First Citizens BancShares, Inc., Class A	48	67,688
M&T Bank Corp.	1,257	172,325
PNC Financial Services Group, Inc. (The)	597	92,458
Regions Financial Corp.	4,558	88,334
Wells Fargo & Co.	4,302	211,756
		906,073
Beverages — 1.0%
Keurig Dr Pepper, Inc.	2,688	89,557
Biotechnology — 3.1%
AbbVie, Inc.	1,017	157,556
Regeneron Pharmaceuticals, Inc. *	83	73,337
Vertex Pharmaceuticals, Inc. *	117	47,566
		278,459
Building Products — 1.5%
Carlisle Cos., Inc.	212	66,114
Fortune Brands Innovations, Inc.	907	69,082
		135,196
Capital Markets — 2.9%
Charles Schwab Corp. (The)	1,035	71,187
Morgan Stanley	658	61,389
Northern Trust Corp.	829	69,956
State Street Corp.	698	54,090
		256,622
Chemicals — 0.7%
Axalta Coating Systems Ltd. *	1,705	57,909
Communications Equipment — 0.4%
Cisco Systems, Inc.	751	37,956
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 1.7%
Martin Marietta Materials, Inc.	256	127,809
Vulcan Materials Co.	83	18,910
		146,719
Consumer Finance — 3.4%
American Express Co.	394	73,756
Capital One Financial Corp.	1,728	226,587
		300,343
Consumer Staples Distribution & Retail — 0.6%
Albertsons Cos., Inc., Class A	2,292	52,704
Containers & Packaging — 2.3%
Graphic Packaging Holding Co.	923	22,747
Packaging Corp. of America	610	99,408
Silgan Holdings, Inc.	781	35,367
WestRock Co.	1,035	42,960
		200,482
Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.	1,248	47,038
Electric Utilities — 3.1%
Edison International	690	49,350
Entergy Corp.	257	25,965
NextEra Energy, Inc.	1,180	71,684
PG&E Corp.	4,056	73,137
Xcel Energy, Inc.	912	56,434
		276,570
Electrical Equipment — 0.6%
Eaton Corp. plc	237	57,026
Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	150	34,098
TD SYNNEX Corp.	520	55,971
		90,069
Entertainment — 0.3%
Liberty Media Corp-Liberty Live, Class C *	716	26,769
Financial Services — 4.2%
Berkshire Hathaway, Inc., Class B *	753	268,636
FleetCor Technologies, Inc. *	172	48,439
MGIC Investment Corp.	2,660	51,310
		368,385
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	31

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — 1.5%
Kraft Heinz Co. (The)	1,890	69,911
Post Holdings, Inc. *	719	63,302
		133,213
Ground Transportation — 1.0%
Union Pacific Corp.	367	90,241
Health Care Equipment & Supplies — 1.0%
Medtronic plc	493	40,627
Zimmer Biomet Holdings, Inc.	385	46,830
		87,457
Health Care Providers & Services — 6.2%
Cencora, Inc.	612	125,651
Cigna Group (The)	161	48,301
CVS Health Corp.	751	59,331
HCA Healthcare, Inc.	334	90,256
Henry Schein, Inc. *	804	60,886
Laboratory Corp. of America Holdings	312	70,801
Quest Diagnostics, Inc.	268	37,007
UnitedHealth Group, Inc.	102	53,929
		546,162
Health Care REITs — 0.2%
Welltower, Inc.	205	18,467
Hotel & Resort REITs — 0.4%
Apple Hospitality REIT, Inc. (a)	2,242	37,243
Hotels, Restaurants & Leisure — 1.4%
Booking Holdings, Inc. *	18	63,495
Texas Roadhouse, Inc., Class A	518	63,266
		126,761
Household Durables — 1.2%
Mohawk Industries, Inc. *	674	69,738
Newell Brands, Inc. (a)	3,982	34,566
		104,304
Household Products — 1.5%
Energizer Holdings, Inc.	1,152	36,510
Procter & Gamble Co. (The)	638	93,483
		129,993
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	289	60,632
Industrial REITs — 0.2%
EastGroup Properties, Inc.	100	18,409
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 6.0%
Chubb Ltd.	279	63,132
CNA Financial Corp.	856	36,209
Fairfax Financial Holdings Ltd. (Canada)	63	58,215
Loews Corp.	2,247	156,375
Progressive Corp. (The)	324	51,543
Travelers Cos., Inc. (The)	621	118,289
WR Berkley Corp.	701	49,582
		533,345
Interactive Media & Services — 1.5%
Alphabet, Inc., Class C *	228	32,061
IAC, Inc. *	1,105	57,875
Meta Platforms, Inc., Class A *	116	41,095
		131,031
IT Services — 0.5%
International Business Machines Corp.	289	47,266
Life Sciences Tools & Services — 0.2%
Fortrea Holdings, Inc. * (a)	511	17,841
Machinery — 1.9%
Dover Corp.	506	77,737
Middleby Corp. (The) *	320	47,154
Timken Co. (The)	501	40,131
		165,022
Media — 1.9%
Liberty Broadband Corp., Class C *	593	47,750
Liberty Media Corp-Liberty SiriusXM *	2,516	72,413
Nexstar Media Group, Inc., Class A (a)	283	44,347
		164,510
Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	833	50,956
Oil, Gas & Consumable Fuels — 8.3%
Chevron Corp.	978	145,819
ConocoPhillips	1,457	169,145
Coterra Energy, Inc.	1,503	38,357
EOG Resources, Inc.	816	98,707
Kinder Morgan, Inc.	5,249	92,601
Phillips 66	744	99,040
Williams Cos., Inc. (The)	2,654	92,442
		736,111
Personal Care Products — 0.6%
Kenvue, Inc.	2,567	55,277
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	2,170	111,353
Johnson & Johnson	636	99,621
Merck & Co., Inc.	555	60,500
		271,474
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	647	60,191
Residential REITs — 1.8%
American Homes 4 Rent, Class A	1,770	63,648
Mid-America Apartment Communities, Inc.	690	92,744
		156,392
Retail REITs — 2.8%
Brixmor Property Group, Inc.	2,726	63,442
Federal Realty Investment Trust	517	53,246
Kimco Realty Corp.	4,389	93,539
Regency Centers Corp.	563	37,714
		247,941
Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.	212	42,075
NXP Semiconductors NV (China)	316	72,625
Texas Instruments, Inc.	566	96,525
		211,225
Specialized REITs — 3.7%
Lamar Advertising Co., Class A	586	62,312
Public Storage	323	98,545
Rayonier, Inc.	1,638	54,731
Weyerhaeuser Co.	3,284	114,161
		329,749
Specialty Retail — 4.8%
AutoZone, Inc. *	25	65,038
Bath & Body Works, Inc.	1,533	66,173
Best Buy Co., Inc.	500	39,099
Dick's Sporting Goods, Inc. (a)	511	75,092
Home Depot, Inc. (The)	169	58,671
Lowe's Cos., Inc.	338	75,222
Murphy USA, Inc.	132	47,108
		426,403
Textiles, Apparel & Luxury Goods — 1.2%
Carter's, Inc. (a)	356	26,668
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Columbia Sportswear Co. (a)	484	38,498
Ralph Lauren Corp.	285	41,097
		106,263
Tobacco — 0.8%
Philip Morris International, Inc.	772	72,592
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.	260	41,654
Total Common Stocks (Cost $5,753,042)		8,787,122
Short-Term Investments — 1.7%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $86,191)	86,168	86,237
Investment of Cash Collateral from Securities Loaned — 0.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	57,989	58,012
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	7,571	7,571
Total Investment of Cash Collateral from Securities Loaned (Cost $65,583)		65,583
Total Short-Term Investments (Cost $151,774)		151,820
Total Investments — 100.9% (Cost $5,904,816)		8,938,942
Liabilities in Excess of Other Assets — (0.9)%		(82,724)
NET ASSETS — 100.0%		8,856,218

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $63,676.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$16,984,084	$3,854,309	$10,223,415
Investments in affiliates, at value	257,169	93,068	139,743
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	26,324	71,238	309,502
Cash	1,228	377	454
Receivables:
Fund shares sold	22,688	7,317	20,004
Dividends from non-affiliates	1,161	5,559	2,162
Dividends from affiliates	39	14	21
Securities lending income (See Note 2.C.)	5	8	49
Other assets	—	23	—
Total Assets	17,292,698	4,031,913	10,695,350
LIABILITIES:
Payables:
Investment securities purchased	—	212	1,599
Collateral received on securities loaned (See Note 2.C.)	26,324	71,238	309,502
Fund shares redeemed	16,971	4,169	27,810
Accrued liabilities:
Investment advisory fees	7,152	1,887	5,311
Administration fees	467	97	483
Distribution fees	1,155	157	338
Service fees	1,813	363	663
Custodian and accounting fees	109	32	60
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Other	185	30	64
Total Liabilities	54,177	78,186	345,831
Net Assets	$17,238,521	$3,953,727	$10,349,519
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$9,119,434	$2,943,536	$7,854,596
Total distributable earnings (loss)	8,119,087	1,010,191	2,494,923
Total Net Assets	$17,238,521	$3,953,727	$10,349,519
Net Assets:
Class A	$3,358,270	$708,277	$1,308,825
Class C	707,603	15,319	53,732
Class I	4,970,471	1,034,521	2,541,338
Class R2	9,054	1,857	50,656
Class R3	27,563	—	54,698
Class R4	30,166	—	34,729
Class R5	104,699	11,080	533,219
Class R6	8,030,695	2,182,673	5,772,322
Total	$17,238,521	$3,953,727	$10,349,519
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	109,592	12,477	34,952
Class C	29,334	290	2,163
Class I	152,956	17,806	54,508
Class R2	302	33	1,220
Class R3	901	—	1,207
Class R4	928	—	748
Class R5	3,109	190	11,174
Class R6	235,315	37,505	119,823
Net Asset Value (a):
Class A — Redemption price per share	$30.64	$56.77	$37.45
Class C — Offering price per share (b)	24.12	52.82	24.83
Class I — Offering and redemption price per share	32.50	58.10	46.62
Class R2 — Offering and redemption price per share	30.00	55.64	41.54
Class R3 — Offering and redemption price per share	30.58	—	45.35
Class R4 — Offering and redemption price per share	32.51	—	46.38
Class R5 — Offering and redemption price per share	33.68	58.27	47.72
Class R6 — Offering and redemption price per share	34.13	58.20	48.17
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$32.34	$59.92	$39.53
Cost of investments in non-affiliates	$8,782,642	$2,791,292	$7,510,938
Cost of investments in affiliates	257,039	93,016	139,677
Investment securities on loan, at value (See Note 2.C.)	25,418	69,077	299,746
Cost of investment of cash collateral (See Note 2.C.)	26,324	71,238	309,473

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$13,014,974	$8,787,122
Investments in affiliates, at value	168,293	86,237
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	94,631	65,583
Cash	735	808
Receivables:
Fund shares sold	57,589	5,408
Dividends from non-affiliates	28,238	8,981
Dividends from affiliates	25	13
Securities lending income (See Note 2.C.)	17	13
Total Assets	13,364,502	8,954,165
LIABILITIES:
Payables:
Investment securities purchased	—	1,201
Collateral received on securities loaned (See Note 2.C.)	94,631	65,583
Fund shares redeemed	86,140	25,835
Accrued liabilities:
Investment advisory fees	6,578	3,671
Administration fees	387	290
Distribution fees	314	389
Service fees	1,121	736
Custodian and accounting fees	126	85
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)
Other	386	157
Total Liabilities	189,683	97,947
Net Assets	$13,174,819	$8,856,218

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$7,943,057	$5,814,557
Total distributable earnings (loss)	5,231,762	3,041,661
Total Net Assets	$13,174,819	$8,856,218
Net Assets:
Class A	$1,175,231	$1,282,100
Class C	41,411	187,094
Class I	1,798,473	1,692,685
Class L	5,751,654	1,286,725
Class R2	62,394	407
Class R3	72,699	2,633
Class R4	30,337	243
Class R5	50,279	19,801
Class R6	4,192,341	4,384,530
Total	$13,174,819	$8,856,218
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	33,950	36,397
Class C	1,268	5,305
Class I	51,003	47,659
Class L	160,023	36,203
Class R2	1,937	12
Class R3	2,131	76
Class R4	867	7
Class R5	1,402	558
Class R6	116,734	123,600
Net Asset Value (a):
Class A — Redemption price per share	$34.62	$35.23
Class C — Offering price per share (b)	32.64	35.27
Class I — Offering and redemption price per share	35.26	35.52
Class L — Offering and redemption price per share	35.94	35.54
Class R2 — Offering and redemption price per share	32.20	34.67
Class R3 — Offering and redemption price per share	34.12	34.64
Class R4 — Offering and redemption price per share	34.98	35.84
Class R5 — Offering and redemption price per share	35.87	35.45
Class R6 — Offering and redemption price per share	35.91	35.47
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$36.54	$37.18
Cost of investments in non-affiliates	$7,863,795	$5,753,042
Cost of investments in affiliates	168,263	86,191
Investment securities on loan, at value (See Note 2.C.)	92,233	63,676
Cost of investment of cash collateral (See Note 2.C.)	94,631	65,583

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	37

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$5	$—
Dividend income from non-affiliates	43,033	24,506	23,542
Dividend income from affiliates	7,653	2,768	4,098
Income from securities lending (net) (See Note 2.C.)	86	47	165
Total investment income	50,772	27,326	27,805
EXPENSES:
Investment advisory fees	44,185	11,708	30,994
Administration fees	5,283	1,351	3,576
Distribution fees:
Class A	3,825	813	1,532
Class C	2,795	54	208
Class R2	21	4	119
Class R3	34	—	67
Service fees:
Class A	3,825	813	1,532
Class C	932	18	69
Class I	5,730	1,222	2,958
Class R2	10	2	59
Class R3	34	—	67
Class R4	34	—	36
Class R5	53	5	247
Custodian and accounting fees	234	70	144
Professional fees	120	34	83
Trustees’ and Chief Compliance Officer’s fees	42	20	29
Printing and mailing costs	293	214	259
Registration and filing fees	276	105	142
Transfer agency fees (See Note 2.G.)	193	32	219
Other	58	17	45
Total expenses	67,977	16,482	42,385
Less fees waived	(7,086)	(2,073)	(3,325)
Less expense reimbursements	(2)	(12)	(1)
Net expenses	60,889	14,397	39,059
Net investment income (loss)	(10,117)	12,929	(11,254)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$380,876	$42,564	$63,051
Investments in affiliates	90	20	34
Net realized gain (loss)	380,966	42,584	63,085
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,178,205	204,338	634,062
Investments in affiliates	114	39	87
Change in net unrealized appreciation/depreciation	1,178,319	204,377	634,149
Net realized/unrealized gains (losses)	1,559,285	246,961	697,234
Change in net assets resulting from operations	$1,549,168	$259,890	$685,980
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	39

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—
Dividend income from non-affiliates	122,353	100,355
Dividend income from affiliates	6,929	4,675
Income from securities lending (net) (See Note 2.C.)	122	500
Total investment income	129,404	105,530
EXPENSES:
Investment advisory fees	42,134	24,091
Administration fees	4,512	3,285
Distribution fees:
Class A	1,432	1,551
Class C	159	760
Class R2	149	1
Class R3	88	3
Service fees:
Class A	1,432	1,551
Class C	53	253
Class I	2,232	2,176
Class L	2,882	675
Class R2	75	1
Class R3	88	3
Class R4	29	— (a)
Class R5	23	9
Custodian and accounting fees	202	135
Professional fees	62	48
Trustees’ and Chief Compliance Officer’s fees	37	29
Printing and mailing costs	464	220
Registration and filing fees	169	135
Transfer agency fees (See Note 2.G.)	148	104
Other	76	35
Total expenses	56,446	35,065
Less fees waived	(5,955)	(4,232)
Less expense reimbursements	(25)	(26)
Net expenses	50,466	30,807
Net investment income (loss)	78,938	74,723

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$484,847	$183,907
Investments in affiliates	60	73
Net realized gain (loss)	484,907	183,980
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	296,477	405,733
Investments in affiliates	41	39
Change in net unrealized appreciation/depreciation	296,518	405,772
Net realized/unrealized gains (losses)	781,425	589,752
Change in net assets resulting from operations	$860,363	$664,475
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,117)	$(8,786)	$12,929	$20,754
Net realized gain (loss)	380,966	(276,523)	42,584	(63,107)
Change in net unrealized appreciation/depreciation	1,178,319	3,464,702	204,377	447,209
Change in net assets resulting from operations	1,549,168	3,179,393	259,890	404,856
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,306)	(9,869)	(2,183)	(14,573)
Class C	(5,886)	(3,852)	—	(355)
Class I	(29,953)	(13,567)	(5,092)	(23,622)
Class R2	(59)	(23)	(3)	(19)
Class R3	(169)	(53)	—	—
Class R4	(181)	(80)	—	—
Class R5	(613)	(309)	(70)	(256)
Class R6	(45,955)	(21,818)	(15,747)	(47,896)
Total distributions to shareholders	(104,122)	(49,571)	(23,095)	(86,721)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(107,145)	689,481	159,171	610,238
NET ASSETS:
Change in net assets	1,337,901	3,819,303	395,966	928,373
Beginning of period	15,900,620	12,081,317	3,557,761	2,629,388
End of period	$17,238,521	$15,900,620	$3,953,727	$3,557,761
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,254)	$(19,235)	$78,938	$176,072
Net realized gain (loss)	63,085	(207,844)	484,907	478,601
Change in net unrealized appreciation/depreciation	634,149	1,704,341	296,518	671,000
Change in net assets resulting from operations	685,980	1,477,262	860,363	1,325,673
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(10,987)	(67,222)	(130,792)
Class C	—	(893)	(2,347)	(5,897)
Class I	—	(12,879)	(104,058)	(224,520)
Class L	—	—	(342,226)	(702,742)
Class R2	—	(363)	(3,702)	(7,028)
Class R3	—	(350)	(4,230)	(7,579)
Class R4	—	(155)	(1,805)	(2,373)
Class R5	—	(3,443)	(2,919)	(5,275)
Class R6	—	(31,445)	(248,302)	(424,674)
Total distributions to shareholders	—	(60,515)	(776,811)	(1,510,880)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	202,647	1,064,246	(378,275)	(153,604)
NET ASSETS:
Change in net assets	888,627	2,480,993	(294,723)	(338,811)
Beginning of period	9,460,892	6,979,899	13,469,542	13,808,353
End of period	$10,349,519	$9,460,892	$13,174,819	$13,469,542
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$74,723	$164,522
Net realized gain (loss)	183,980	593,280
Change in net unrealized appreciation/depreciation	405,772	(74,030)
Change in net assets resulting from operations	664,475	683,772
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(86,156)	(123,104)
Class C	(11,569)	(23,870)
Class I	(117,447)	(195,765)
Class L	(91,081)	(151,034)
Class R2	(26)	(28)
Class R3	(182)	(211)
Class R4	(16)	(11)
Class R5	(1,376)	(245)
Class R6	(311,065)	(419,747)
Total distributions to shareholders	(618,918)	(914,015)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(276,750)	(258,480)
NET ASSETS:
Change in net assets	(231,193)	(488,723)
Beginning of period	9,087,411	9,576,134
End of period	$8,856,218	$9,087,411
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$337,305	$420,160	$63,729	$124,491
Distributions reinvested	20,640	9,540	2,179	14,566
Cost of shares redeemed	(229,528)	(418,393)	(43,743)	(82,803)
Change in net assets resulting from Class A capital transactions	128,417	11,307	22,165	56,254
Class C
Proceeds from shares issued	46,186	77,880	1,861	7,074
Distributions reinvested	5,757	3,767	—	354
Cost of shares redeemed	(208,054)	(236,954)	(2,381)	(7,711)
Change in net assets resulting from Class C capital transactions	(156,111)	(155,307)	(520)	(283)
Class I
Proceeds from shares issued	549,462	1,196,907	131,764	411,226
Distributions reinvested	27,951	12,857	5,085	23,594
Cost of shares redeemed	(514,977)	(978,297)	(157,488)	(331,278)
Change in net assets resulting from Class I capital transactions	62,436	231,467	(20,639)	103,542
Class R2
Proceeds from shares issued	1,680	3,042	361	973
Distributions reinvested	59	23	3	18
Cost of shares redeemed	(363)	(2,508)	(166)	(107)
Change in net assets resulting from Class R2 capital transactions	1,376	557	198	884
Class R3
Proceeds from shares issued	4,862	15,556	—	—
Distributions reinvested	121	43	—	—
Cost of shares redeemed	(7,100)	(5,884)	—	—
Change in net assets resulting from Class R3 capital transactions	(2,117)	9,715	—	—
Class R4
Proceeds from shares issued	4,702	8,054	—	—
Distributions reinvested	181	80	—	—
Cost of shares redeemed	(1,746)	(3,665)	—	—
Change in net assets resulting from Class R4 capital transactions	3,137	4,469	—	—
Class R5
Proceeds from shares issued	9,005	19,006	321	9,562
Distributions reinvested	595	300	70	256
Cost of shares redeemed	(18,849)	(40,172)	(41)	(7)
Change in net assets resulting from Class R5 capital transactions	(9,249)	(20,866)	350	9,811
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$901,214	$2,089,657	$330,674	$689,101
Distributions reinvested	45,629	21,669	15,599	47,800
Cost of shares redeemed	(1,081,877)	(1,503,187)	(188,656)	(296,871)
Change in net assets resulting from Class R6 capital transactions	(135,034)	608,139	157,617	440,030
Total change in net assets resulting from capital transactions	$(107,145)	$689,481	$159,171	$610,238
SHARE TRANSACTIONS:
Class A
Issued	11,865	17,387	1,208	2,464
Reinvested	685	406	39	286
Redeemed	(8,063)	(17,571)	(831)	(1,642)
Change in Class A Shares	4,487	222	416	1,108
Class C
Issued	2,049	4,078	37	149
Reinvested	242	202	—	8
Redeemed	(9,288)	(12,495)	(49)	(162)
Change in Class C Shares	(6,997)	(8,215)	(12)	(5)
Class I
Issued	18,248	47,175	2,431	7,838
Reinvested	874	518	89	454
Redeemed	(17,091)	(38,725)	(2,945)	(6,380)
Change in Class I Shares	2,031	8,968	(425)	1,912
Class R2
Issued	61	132	6	20
Reinvested	2	1	— (a)	— (a)
Redeemed	(13)	(105)	(3)	(2)
Change in Class R2 Shares	50	28	3	18
Class R3
Issued	167	639	—	—
Reinvested	4	2	—	—
Redeemed	(246)	(253)	—	—
Change in Class R3 Shares	(75)	388	—	—
Class R4
Issued	158	310	—	—
Reinvested	6	3	—	—
Redeemed	(59)	(139)	—	—
Change in Class R4 Shares	105	174	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	288	719	6	179
Reinvested	18	12	1	5
Redeemed	(596)	(1,536)	(1)	— (a)
Change in Class R5 Shares	(290)	(805)	6	184
Class R6
Issued	28,765	77,018	6,123	13,313
Reinvested	1,359	834	274	921
Redeemed	(34,079)	(55,972)	(3,483)	(5,715)
Change in Class R6 Shares	(3,955)	21,880	2,914	8,519

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$76,740	$117,565	$49,618	$148,055
Distributions reinvested	—	10,603	62,837	122,041
Cost of shares redeemed	(94,281)	(205,255)	(126,434)	(271,396)
Change in net assets resulting from Class A capital transactions	(17,541)	(77,087)	(13,979)	(1,300)
Class C
Proceeds from shares issued	4,060	7,713	1,792	7,114
Distributions reinvested	—	879	2,261	5,724
Cost of shares redeemed	(13,888)	(25,672)	(7,583)	(28,199)
Change in net assets resulting from Class C capital transactions	(9,828)	(17,080)	(3,530)	(15,361)
Class I
Proceeds from shares issued	347,656	1,078,278	137,857	461,615
Distributions reinvested	—	12,088	97,819	211,365
Cost of shares redeemed	(318,366)	(471,463)	(334,368)	(1,042,851)
Change in net assets resulting from Class I capital transactions	29,290	618,903	(98,692)	(369,871)
Class L
Proceeds from shares issued	—	—	249,918	732,499
Distributions reinvested	—	—	322,843	670,198
Cost of shares redeemed	—	—	(927,918)	(1,834,947)
Change in net assets resulting from Class L capital transactions	—	—	(355,157)	(432,250)
Class R2
Proceeds from shares issued	7,939	9,987	3,236	7,527
Distributions reinvested	—	363	3,695	7,012
Cost of shares redeemed	(7,400)	(12,941)	(5,139)	(12,407)
Change in net assets resulting from Class R2 capital transactions	539	(2,591)	1,792	2,132
Class R3
Proceeds from shares issued	12,418	21,394	2,839	7,400
Distributions reinvested	—	344	3,962	7,118
Cost of shares redeemed	(12,615)	(14,849)	(5,973)	(12,011)
Change in net assets resulting from Class R3 capital transactions	(197)	6,889	828	2,507
Class R4
Proceeds from shares issued	14,083	5,461	12,151	3,167
Distributions reinvested	—	155	1,805	2,373
Cost of shares redeemed	(4,889)	(5,600)	(2,515)	(9,532)
Change in net assets resulting from Class R4 capital transactions	9,194	16	11,441	(3,992)
Class R5
Proceeds from shares issued	39,610	86,914	4,031	5,993
Distributions reinvested	—	3,209	2,912	5,265
Cost of shares redeemed	(45,098)	(116,211)	(4,473)	(11,556)
Change in net assets resulting from Class R5 capital transactions	(5,488)	(26,088)	2,470	(298)
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$633,144	$1,289,860	$433,503	$1,135,555
Distributions reinvested	—	30,834	223,013	377,967
Cost of shares redeemed	(436,466)	(759,410)	(579,964)	(848,693)
Change in net assets resulting from Class R6 capital transactions	196,678	561,284	76,552	664,829
Total change in net assets resulting from capital transactions	$202,647	$1,064,246	$(378,275)	$(153,604)
SHARE TRANSACTIONS:
Class A
Issued	2,206	3,669	1,464	4,251
Reinvested	—	332	1,835	3,559
Redeemed	(2,721)	(6,396)	(3,733)	(7,898)
Change in Class A Shares	(515)	(2,395)	(434)	(88)
Class C
Issued	176	357	56	216
Reinvested	—	41	70	177
Redeemed	(602)	(1,208)	(237)	(858)
Change in Class C Shares	(426)	(810)	(111)	(465)
Class I
Issued	8,142	27,142	4,027	13,296
Reinvested	—	305	2,800	6,053
Redeemed	(7,449)	(11,953)	(9,745)	(29,600)
Change in Class I Shares	693	15,494	(2,918)	(10,251)
Class L
Issued	—	—	7,121	20,306
Reinvested	—	—	9,061	18,844
Redeemed	—	—	(26,441)	(51,351)
Change in Class L Shares	—	—	(10,259)	(12,201)
Class R2
Issued	207	280	102	232
Reinvested	—	10	116	219
Redeemed	(193)	(363)	(164)	(390)
Change in Class R2 Shares	14	(73)	54	61
Class R3
Issued	296	562	85	217
Reinvested	—	9	117	210
Redeemed	(298)	(381)	(178)	(346)
Change in Class R3 Shares	(2)	190	24	81
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R4
Issued	327	139	361	90
Reinvested	—	4	52	69
Redeemed	(113)	(142)	(74)	(271)
Change in Class R4 Shares	214	1	339	(112)
Class R5
Issued	884	2,138	115	168
Reinvested	—	79	82	148
Redeemed	(1,021)	(2,886)	(127)	(324)
Change in Class R5 Shares	(137)	(669)	70	(8)
Class R6
Issued	14,272	31,323	12,367	31,333
Reinvested	—	753	6,260	10,632
Redeemed	(9,845)	(18,539)	(16,555)	(23,753)
Change in Class R6 Shares	4,427	13,537	2,072	18,212
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$111,697	$380,410
Distributions reinvested	82,951	117,446
Cost of shares redeemed	(166,752)	(309,869)
Change in net assets resulting from Class A capital transactions	27,896	187,987
Class C
Proceeds from shares issued	10,895	33,685
Distributions reinvested	11,344	23,478
Cost of shares redeemed	(59,369)	(109,155)
Change in net assets resulting from Class C capital transactions	(37,130)	(51,992)
Class I
Proceeds from shares issued	133,886	381,472
Distributions reinvested	109,685	178,020
Cost of shares redeemed	(408,397)	(695,145)
Change in net assets resulting from Class I capital transactions	(164,826)	(135,653)
Class L
Proceeds from shares issued	59,900	173,061
Distributions reinvested	85,564	143,444
Cost of shares redeemed	(270,510)	(526,510)
Change in net assets resulting from Class L capital transactions	(125,046)	(210,005)
Class R2
Proceeds from shares issued	45	65
Distributions reinvested	26	28
Cost of shares redeemed	(1)	(42)
Change in net assets resulting from Class R2 capital transactions	70	51
Class R3
Proceeds from shares issued	576	613
Distributions reinvested	152	161
Cost of shares redeemed	(301)	(1,428)
Change in net assets resulting from Class R3 capital transactions	427	(654)
Class R4
Proceeds from shares issued	53	50
Distributions reinvested	16	11
Cost of shares redeemed	(1)	(3)
Change in net assets resulting from Class R4 capital transactions	68	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$742	$19,960
Distributions reinvested	1,356	220
Cost of shares redeemed	(521)	(2,906)
Change in net assets resulting from Class R5 capital transactions	1,577	17,274
Class R6
Proceeds from shares issued	386,694	821,643
Distributions reinvested	310,545	419,131
Cost of shares redeemed	(677,025)	(1,306,320)
Change in net assets resulting from Class R6 capital transactions	20,214	(65,546)
Total change in net assets resulting from capital transactions	$(276,750)	$(258,480)
SHARE TRANSACTIONS:
Class A
Issued	3,213	10,486
Reinvested	2,370	3,312
Redeemed	(4,767)	(8,759)
Change in Class A Shares	816	5,039
Class C
Issued	313	942
Reinvested	325	664
Redeemed	(1,713)	(3,069)
Change in Class C Shares	(1,075)	(1,463)
Class I
Issued	3,812	10,667
Reinvested	3,105	4,981
Redeemed	(11,651)	(19,423)
Change in Class I Shares	(4,734)	(3,775)
Class L
Issued	1,694	4,801
Reinvested	2,419	4,009
Redeemed	(7,709)	(14,491)
Change in Class L Shares	(3,596)	(5,681)
Class R2
Issued	1	2
Reinvested	1	1
Redeemed	— (a)	(1)
Change in Class R2 Shares	2	2

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R3
Issued	17	18
Reinvested	4	4
Redeemed	(9)	(38)
Change in Class R3 Shares	12	(16)
Class R4
Issued	1	2
Reinvested	1	— (a)
Redeemed	— (a)	— (a)
Change in Class R4 Shares	2	2
Class R5
Issued	22	557
Reinvested	38	6
Redeemed	(15)	(83)
Change in Class R5 Shares	45	480
Class R6
Issued	10,973	23,201
Reinvested	8,790	11,732
Redeemed	(19,144)	(35,732)
Change in Class R6 Shares	619	(799)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$28.14	$(0.06)	$2.76	$2.70	$—	$(0.20)	$(0.20)
Year Ended June 30, 2023	22.52	(0.08)	5.79	5.71	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.66	(0.16)	(6.04)	(6.20)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Class C
Six Months Ended December 31, 2023 (Unaudited)	22.25	(0.10)	2.17	2.07	—	(0.20)	(0.20)
Year Ended June 30, 2023	17.91	(0.16)	4.59	4.43	—	(0.09)	(0.09)
Year Ended June 30, 2022	27.83	(0.26)	(4.72)	(4.98)	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Class I
Six Months Ended December 31, 2023 (Unaudited)	29.79	(0.02)	2.93	2.91	—	(0.20)	(0.20)
Year Ended June 30, 2023	23.78	(0.02)	6.12	6.10	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.20	(0.09)	(6.39)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	27.58	(0.09)	2.71	2.62	—	(0.20)	(0.20)
Year Ended June 30, 2023	22.14	(0.14)	5.67	5.53	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	28.08	(0.06)	2.76	2.70	—	(0.20)	(0.20)
Year Ended June 30, 2023	22.48	(0.09)	5.78	5.69	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	29.80	(0.02)	2.93	2.91	—	(0.20)	(0.20)
Year Ended June 30, 2023	23.79	(0.02)	6.12	6.10	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$30.64	9.59%	$3,358,270	1.04%	(0.41)%	1.14%	14%
28.14	25.46	2,957,562	1.04	(0.34)	1.14	38
22.52	(22.53)	2,362,435	1.08	(0.54)	1.14	33
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40

24.12	9.30	707,603	1.54	(0.91)	1.64	14
22.25	24.86	808,227	1.54	(0.84)	1.64	38
17.91	(22.90)	798,037	1.58	(1.05)	1.64	33
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40

32.50	9.77	4,970,471	0.79	(0.16)	0.88	14
29.79	25.75	4,496,251	0.79	(0.09)	0.89	38
23.78	(22.33)	3,376,110	0.83	(0.29)	0.89	33
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40

30.00	9.50	9,054	1.30	(0.67)	1.42	14
27.58	25.08	6,945	1.30	(0.60)	1.44	38
22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40

30.58	9.61	27,563	1.05	(0.42)	1.14	14
28.08	25.41	27,413	1.05	(0.36)	1.15	38
22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40

32.51	9.76	30,166	0.80	(0.16)	0.88	14
29.80	25.74	24,519	0.80	(0.09)	0.89	38
23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$30.85	$—	$3.03	$3.03	$—	$(0.20)	$(0.20)
Year Ended June 30, 2023	24.59	0.01	6.34	6.35	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	31.24	0.01	3.08	3.09	—	(0.20)	(0.20)
Year Ended June 30, 2023	24.88	0.04	6.41	6.45	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.52	(0.01)	(6.69)	(6.70)	—	(4.94)	(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$33.68	9.82%	$104,699	0.65%	(0.01)%	0.73%	14%
30.85	25.92	104,828	0.65	0.05	0.74	38
24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40

34.13	9.89	8,030,695	0.55	0.08	0.63	14
31.24	26.02	7,474,875	0.55	0.15	0.64	38
24.88	(22.11)	5,407,723	0.58	(0.03)	0.64	33
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$53.29	$0.10	$3.56	$3.66	$(0.18)	$—	$(0.18)
Year Ended June 30, 2023	48.06	0.16	6.37	6.53	(0.12)	(1.18)	(1.30)
Year Ended June 30, 2022	62.14	0.05	(9.53)	(9.48)	—	(4.60)	(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Class C
Six Months Ended December 31, 2023 (Unaudited)	49.56	(0.03)	3.29	3.26	—	—	—
Year Ended June 30, 2023	44.88	(0.09)	5.95	5.86	—	(1.18)	(1.18)
Year Ended June 30, 2022	58.61	(0.25)	(8.88)	(9.13)	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Class I
Six Months Ended December 31, 2023 (Unaudited)	54.58	0.17	3.64	3.81	(0.29)	—	(0.29)
Year Ended June 30, 2023	49.19	0.30	6.51	6.81	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2022	63.43	0.20	(9.75)	(9.55)	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	52.24	0.04	3.46	3.50	(0.10)	—	(0.10)
Year Ended June 30, 2023	47.19	0.06	6.22	6.28	(0.05)	(1.18)	(1.23)
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	54.78	0.21	3.65	3.86	(0.37)	—	(0.37)
Year Ended June 30, 2023	49.42	0.44	6.47	6.91	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$56.77	6.87%	$708,277	1.14%	0.38%	1.26%	19%
53.29	13.70	642,773	1.14	0.32	1.26	40
48.06	(16.58)	526,401	1.15	0.08	1.26	33
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34

52.82	6.58	15,319	1.64	(0.13)	1.77	19
49.56	13.16	14,923	1.64	(0.18)	1.78	40
44.88	(17.00)	13,761	1.65	(0.44)	1.77	33
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34

58.10	6.99	1,034,521	0.89	0.62	1.00	19
54.58	13.99	995,077	0.89	0.58	1.01	40
49.19	(16.37)	802,716	0.90	0.33	1.02	33
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34

55.64	6.71	1,857	1.39	0.14	1.64	19
52.24	13.43	1,546	1.39	0.11	1.68	40
47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34

58.27	7.06	11,080	0.74	0.78	0.85	19
54.78	14.15	10,068	0.74	0.84	0.86	40
49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$54.73	$0.24	$3.66	$3.90	$(0.43)	$—	$(0.43)
Year Ended June 30, 2023	49.32	0.43	6.53	6.96	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$58.20	7.13%	$2,182,673	0.64%	0.89%	0.75%	19%
54.73	14.28	1,893,374	0.64	0.83	0.76	40
49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$35.03	$(0.10)	$2.52	$2.42	$—	$—	$—
Year Ended June 30, 2023	29.58	(0.18)	5.93	5.75	—	(0.30)	(0.30)
Year Ended June 30, 2022	46.20	(0.31)	(11.67)	(11.98)	—	(4.64)	(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Class C
Six Months Ended December 31, 2023 (Unaudited)	23.29	(0.12)	1.66	1.54	—	—	—
Year Ended June 30, 2023	19.86	(0.23)	3.96	3.73	—	(0.30)	(0.30)
Year Ended June 30, 2022	32.69	(0.36)	(7.83)	(8.19)	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Class I
Six Months Ended December 31, 2023 (Unaudited)	43.56	(0.07)	3.13	3.06	—	—	—
Year Ended June 30, 2023	36.62	(0.12)	7.36	7.24	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.95	(0.25)	(14.44)	(14.69)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	38.91	(0.17)	2.80	2.63	—	—	—
Year Ended June 30, 2023	32.93	(0.31)	6.59	6.28	—	(0.30)	(0.30)
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	42.44	(0.13)	3.04	2.91	—	—	—
Year Ended June 30, 2023	35.80	(0.24)	7.18	6.94	—	(0.30)	(0.30)
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	43.34	(0.08)	3.12	3.04	—	—	—
Year Ended June 30, 2023	36.47	(0.14)	7.31	7.17	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$37.45	6.91%	$1,308,825	1.14%	(0.56)%	1.26%	22%
35.03	19.53	1,242,347	1.14	(0.56)	1.26	45
29.58	(28.80)	1,119,928	1.18	(0.78)	1.26	45
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54

24.83	6.61	53,732	1.64	(1.06)	1.75	22
23.29	18.91	60,306	1.64	(1.06)	1.75	45
19.86	(29.14)	67,482	1.68	(1.28)	1.75	45
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54

46.62	7.02	2,541,338	0.89	(0.31)	0.99	22
43.56	19.84	2,344,119	0.89	(0.30)	1.00	45
36.62	(28.62)	1,403,485	0.91	(0.50)	1.00	45
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54

41.54	6.76	50,656	1.45	(0.87)	1.55	22
38.91	19.15	46,941	1.45	(0.87)	1.55	45
32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54

45.35	6.86	54,698	1.20	(0.61)	1.25	22
42.44	19.46	51,316	1.20	(0.62)	1.25	45
35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54

46.38	7.01	34,729	0.95	(0.36)	1.00	22
43.34	19.73	23,144	0.95	(0.37)	1.00	45
36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$44.56	$(0.05)	$3.21	$3.16	$—	$—	$—
Year Ended June 30, 2023	37.42	(0.08)	7.52	7.44	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	44.96	(0.03)	3.24	3.21	—	—	—
Year Ended June 30, 2023	37.73	(0.05)	7.58	7.53	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.39	(0.16)	(14.86)	(15.02)	—	(4.64)	(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$47.72	7.09%	$533,219	0.79%	(0.21)%	0.84%	22%
44.56	19.95	504,025	0.79	(0.21)	0.85	45
37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54

48.17	7.14	5,772,322	0.70	(0.11)	0.74	22
44.96	20.03	5,188,694	0.70	(0.11)	0.75	45
37.73	(28.47)	3,842,661	0.72	(0.31)	0.75	45
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$34.36	$0.15	$2.16	$2.31	$(0.34)	$(1.71)	$(2.05)
Year Ended June 30, 2023	34.90	0.32	3.01	3.33	(0.28)	(3.59)	(3.87)
Year Ended June 30, 2022	43.69	0.24	(2.97)	(2.73)	(0.16)	(5.90)	(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Class C
Six Months Ended December 31, 2023 (Unaudited)	32.43	0.06	2.03	2.09	(0.17)	(1.71)	(1.88)
Year Ended June 30, 2023	33.10	0.13	2.86	2.99	(0.07)	(3.59)	(3.66)
Year Ended June 30, 2022	41.77	0.03	(2.80)	(2.77)	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Class I
Six Months Ended December 31, 2023 (Unaudited)	34.99	0.19	2.21	2.40	(0.42)	(1.71)	(2.13)
Year Ended June 30, 2023	35.48	0.40	3.07	3.47	(0.37)	(3.59)	(3.96)
Year Ended June 30, 2022	44.30	0.34	(3.02)	(2.68)	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Class L
Six Months Ended December 31, 2023 (Unaudited)	35.66	0.22	2.25	2.47	(0.48)	(1.71)	(2.19)
Year Ended June 30, 2023	36.09	0.47	3.12	3.59	(0.43)	(3.59)	(4.02)
Year Ended June 30, 2022	44.98	0.43	(3.09)	(2.66)	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	32.08	0.10	2.01	2.11	(0.28)	(1.71)	(1.99)
Year Ended June 30, 2023	32.84	0.21	2.84	3.05	(0.22)	(3.59)	(3.81)
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	33.90	0.14	2.14	2.28	(0.35)	(1.71)	(2.06)
Year Ended June 30, 2023	34.49	0.31	2.98	3.29	(0.29)	(3.59)	(3.88)
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$34.62	6.86%	$1,175,231	1.14%	0.86%	1.25%	5%
34.36	9.66	1,181,402	1.14	0.91	1.24	12
34.90	(7.73)	1,203,015	1.18	0.57	1.24	16
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11

32.64	6.58	41,411	1.64	0.35	1.75	5
32.43	9.10	44,732	1.64	0.38	1.74	12
33.10	(8.17)	61,031	1.68	0.07	1.74	16
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11

35.26	7.00	1,798,473	0.89	1.10	0.99	5
34.99	9.92	1,886,979	0.89	1.14	0.99	12
35.48	(7.50)	2,276,870	0.93	0.81	0.98	16
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11

35.94	7.05	5,751,654	0.75	1.25	0.84	5
35.66	10.11	6,071,628	0.75	1.29	0.84	12
36.09	(7.35)	6,586,299	0.75	1.00	0.83	16
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11

32.20	6.70	62,394	1.40	0.61	1.50	5
32.08	9.39	60,386	1.40	0.65	1.49	12
32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11

34.12	6.85	72,699	1.15	0.86	1.24	5
33.90	9.65	71,414	1.15	0.90	1.24	12
34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	$34.76	$0.21	$2.17	$2.38	$(0.45)	$(1.71)	$(2.16)
Year Ended June 30, 2023	35.29	0.40	3.05	3.45	(0.39)	(3.59)	(3.98)
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	35.59	0.22	2.25	2.47	(0.48)	(1.71)	(2.19)
Year Ended June 30, 2023	36.03	0.47	3.10	3.57	(0.42)	(3.59)	(4.01)
Year Ended June 30, 2022	44.90	0.40	(3.06)	(2.66)	(0.31)	(5.90)	(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	35.65	0.24	2.24	2.48	(0.51)	(1.71)	(2.22)
Year Ended June 30, 2023	36.09	0.51	3.11	3.62	(0.47)	(3.59)	(4.06)
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$34.98	6.99%	$30,337	0.90%	1.21%	0.99%	5%
34.76	9.90	18,338	0.90	1.14	0.99	12
35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11

35.87	7.07	50,279	0.75	1.26	0.84	5
35.59	10.08	47,429	0.75	1.30	0.84	12
36.03	(7.35)	48,283	0.78	0.94	0.83	16
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11

35.91	7.10	4,192,341	0.65	1.36	0.74	5
35.65	10.20	4,087,234	0.65	1.42	0.74	12
36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$35.00	$0.24	$2.46	$2.70	$(0.50)	$(1.97)	$(2.47)
Year Ended June 30, 2023	36.05	0.52	2.02	2.54	(0.53)	(3.06)	(3.59)
Year Ended June 30, 2022	42.90	0.41	(1.67)	(1.26)	(0.32)	(5.27)	(5.59)
Year Ended June 30, 2021	29.53	0.34	14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49	(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55	1.68	2.23	(0.46)	(1.69)	(2.15)
Class C
Six Months Ended December 31, 2023 (Unaudited)	34.90	0.15	2.45	2.60	(0.26)	(1.97)	(2.23)
Year Ended June 30, 2023	35.91	0.34	2.00	2.34	(0.29)	(3.06)	(3.35)
Year Ended June 30, 2022	42.73	0.20	(1.65)	(1.45)	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16	13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32	(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38	1.68	2.06	(0.28)	(1.69)	(1.97)
Class I
Six Months Ended December 31, 2023 (Unaudited)	35.30	0.29	2.48	2.77	(0.58)	(1.97)	(2.55)
Year Ended June 30, 2023	36.31	0.61	2.03	2.64	(0.59)	(3.06)	(3.65)
Year Ended June 30, 2022	43.15	0.51	(1.68)	(1.17)	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43	14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57	(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62	1.70	2.32	(0.56)	(1.69)	(2.25)
Class L
Six Months Ended December 31, 2023 (Unaudited)	35.35	0.31	2.48	2.79	(0.63)	(1.97)	(2.60)
Year Ended June 30, 2023	36.36	0.66	2.04	2.70	(0.65)	(3.06)	(3.71)
Year Ended June 30, 2022	43.20	0.57	(1.68)	(1.11)	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49	14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63	(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72	1.64	2.36	(0.60)	(1.69)	(2.29)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	34.48	0.19	2.42	2.61	(0.45)	(1.97)	(2.42)
Year Ended June 30, 2023	35.56	0.41	2.00	2.41	(0.43)	(3.06)	(3.49)
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40	(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48	1.65	2.13	(0.42)	(1.69)	(2.11)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	34.48	0.24	2.41	2.65	(0.52)	(1.97)	(2.49)
Year Ended June 30, 2023	35.51	0.50	2.00	2.50	(0.47)	(3.06)	(3.53)
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48	(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49	1.71	2.20	(0.54)	(1.69)	(2.23)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.23	7.85%	$1,282,100	1.04%	1.38%	1.15%	9%
35.00	7.03	1,245,482	1.04	1.45	1.14	24
36.05	(3.78)	1,101,144	1.07	0.99	1.14	23
42.90	49.47	1,050,569	1.13	0.94	1.14	34
29.53	(13.60)	736,715	1.14	1.45	1.16	29
35.46	7.00	1,231,325	1.14	1.59	1.25	15

35.27	7.57	187,094	1.54	0.87	1.65	9
34.90	6.47	222,660	1.54	0.94	1.65	24
35.91	(4.24)	281,613	1.58	0.48	1.65	23
42.73	48.75	349,246	1.63	0.45	1.64	34
29.38	(14.04)	332,229	1.64	0.94	1.66	29
35.29	6.45	522,878	1.64	1.08	1.75	15

35.52	7.98	1,692,685	0.79	1.62	0.89	9
35.30	7.29	1,849,562	0.79	1.69	0.89	24
36.31	(3.54)	2,039,492	0.82	1.23	0.89	23
43.15	49.86	2,326,829	0.88	1.20	0.89	34
29.71	(13.39)	2,047,640	0.89	1.70	0.90	29
35.67	7.28	2,445,747	0.89	1.76	0.99	15

35.54	8.03	1,286,725	0.65	1.76	0.74	9
35.35	7.44	1,406,943	0.65	1.83	0.74	24
36.36	(3.39)	1,653,596	0.68	1.38	0.74	23
43.20	50.10	1,855,713	0.73	1.35	0.74	34
29.73	(13.26)	1,593,954	0.74	1.85	0.75	29
35.69	7.41	2,569,596	0.74	2.04	0.84	15

34.67	7.72	407	1.30	1.12	1.54	9
34.48	6.75	334	1.30	1.18	1.52	24
35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34
29.31	(13.82)	182	1.39	1.27	1.55	29
35.24	6.72	69	1.39	1.40	2.14	15

34.64	7.82	2,633	1.05	1.38	1.21	9
34.48	7.03	2,195	1.05	1.41	1.20	24
35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34
29.21	(13.60)	1,519	1.14	1.43	1.18	29
35.08	7.00	2,241	1.14	1.44	1.26	15
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	$35.62	$0.29	$2.50	$2.79	$(0.60)	$(1.97)	$(2.57)
Year Ended June 30, 2023	36.30	0.61	2.04	2.65	(0.27)	(3.06)	(3.33)
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57	(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62	1.69	2.31	(0.57)	(1.69)	(2.26)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	35.27	0.31	2.48	2.79	(0.64)	(1.97)	(2.61)
Year Ended June 30, 2023	36.30	0.65	2.04	2.69	(0.66)	(3.06)	(3.72)
Year Ended June 30, 2022	43.12	0.57	(1.69)	(1.12)	(0.43)	(5.27)	(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63	(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65	1.71	2.36	(0.62)	(1.69)	(2.31)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	35.31	0.33	2.47	2.80	(0.67)	(1.97)	(2.64)
Year Ended June 30, 2023	36.32	0.69	2.05	2.74	(0.69)	(3.06)	(3.75)
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66	(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71	1.70	2.41	(0.65)	(1.69)	(2.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.84	7.97%	$243	0.80%	1.63%	0.98%	9%
35.62	7.29	173	0.80	1.69	0.93	24
36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34
29.56	(13.40)	32,555	0.88	1.74	0.90	29
35.52	7.27	20,538	0.89	1.79	0.99	15

35.45	8.04	19,801	0.65	1.77	0.74	9
35.27	7.45	18,118	0.65	1.87	0.74	24
36.30	(3.40)	1,178	0.68	1.38	0.74	23
43.12	50.12	1,365	0.73	1.41	0.74	34
29.67	(13.25)	5,529	0.74	1.85	0.75	29
35.62	7.41	8,018	0.74	1.85	0.84	15

35.47	8.07	4,384,530	0.55	1.87	0.64	9
35.31	7.58	4,341,944	0.55	1.93	0.64	24
36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
29.71	(13.18)	3,949,596	0.64	1.96	0.65	29
35.67	7.57	4,025,348	0.64	2.02	0.74	15
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.
J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.
The following are 5 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.
The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.
The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.
Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

74	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Growth Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Automobiles	$385,464	$—	$—	$385,464
Beverages	88,081	—	—	88,081
Biotechnology	662,599	—	—	662,599
Broadline Retail	1,031,036	—	—	1,031,036
Building Products	236,623	—	—	236,623
Capital Markets	676,194	—	—	676,194
Commercial Services & Supplies	176,973	—	—	176,973
Communications Equipment	105,150	—	—	105,150
Construction & Engineering	286,758	—	—	286,758
Distributors	67,018	—	—	67,018
Electrical Equipment	253,318	—	—	253,318
Electronic Equipment, Instruments & Components	130,773	—	—	130,773
Energy Equipment & Services	151,462	—	—	151,462
Entertainment	361,627	—	—	361,627
Financial Services	564,367	—	—	564,367

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Growth Advantage Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ground Transportation	$487,006	$—	$—	$487,006
Health Care Equipment & Supplies	348,317	—	—	348,317
Health Care Providers & Services	443,109	—	—	443,109
Hotels, Restaurants & Leisure	320,364	—	—	320,364
Household Durables	95,860	—	—	95,860
Insurance	156,142	—	—	156,142
Interactive Media & Services	1,507,523	—	—	1,507,523
IT Services	271,262	—	—	271,262
Life Sciences Tools & Services	219,200	—	—	219,200
Machinery	158,126	—	—	158,126
Media	130,913	—	—	130,913
Metals & Mining	63,250	—	—	63,250
Oil, Gas & Consumable Fuels	226,346	—	—	226,346
Pharmaceuticals	423,964	—	—	423,964
Professional Services	129,274	—	—	129,274
Semiconductors & Semiconductor Equipment	1,772,703	—	—	1,772,703
Software	3,116,664	—	15,096	3,131,760
Specialty Retail	543,391	—	—	543,391
Technology Hardware, Storage & Peripherals	1,196,733	—	—	1,196,733
Textiles, Apparel & Luxury Goods	122,919	—	—	122,919
Trading Companies & Distributors	58,479	—	—	58,479
Total Common Stocks	16,968,988	—	15,096	16,984,084
Short-Term Investments
Investment Companies	257,169	—	—	257,169
Investment of Cash Collateral from Securities Loaned	26,324	—	—	26,324
Total Short-Term Investments	283,493	—	—	283,493
Total Investments in Securities	$17,252,481	$—	$15,096	$17,267,577

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,018,615	$—	$—	$4,018,615

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$129,034	$—	$—	$129,034
Automobiles	52,845	—	—	52,845
Beverages	52,850	—	—	52,850
Biotechnology	547,256	—	—	547,256
Building Products	265,638	—	—	265,638
Capital Markets	894,653	—	—	894,653

76	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

Mid Cap Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Services & Supplies	$386,552	$—	$—	$386,552
Communications Equipment	60,580	—	—	60,580
Construction & Engineering	230,392	—	—	230,392
Distributors	102,141	—	—	102,141
Diversified Consumer Services	78,153	—	—	78,153
Electrical Equipment	182,850	—	—	182,850
Electronic Equipment, Instruments & Components	370,690	—	—	370,690
Energy Equipment & Services	90,069	—	—	90,069
Entertainment	126,376	—	—	126,376
Financial Services	155,710	—	—	155,710
Ground Transportation	340,032	—	—	340,032
Health Care Equipment & Supplies	641,365	—	—	641,365
Health Care Providers & Services	272,132	—	—	272,132
Hotels, Restaurants & Leisure	596,944	—	—	596,944
Household Durables	100,691	—	—	100,691
Insurance	79,798	—	—	79,798
IT Services	476,409	—	—	476,409
Life Sciences Tools & Services	588,441	—	—	588,441
Machinery	233,513	—	—	233,513
Media	170,611	—	—	170,611
Metals & Mining	36,866	—	—	36,866
Oil, Gas & Consumable Fuels	301,436	—	—	301,436
Personal Care Products	62,656	—	—	62,656
Pharmaceuticals	51,652	—	—	51,652
Professional Services	195,462	—	—	195,462
Semiconductors & Semiconductor Equipment	546,178	—	—	546,178
Software	1,097,420	—	8,904	1,106,324
Specialty Retail	535,980	—	—	535,980
Textiles, Apparel & Luxury Goods	92,571	—	—	92,571
Trading Companies & Distributors	68,565	—	—	68,565
Total Common Stocks	10,214,511	—	8,904	10,223,415
Short-Term Investments
Investment Companies	139,743	—	—	139,743
Investment of Cash Collateral from Securities Loaned	309,502	—	—	309,502
Total Short-Term Investments	449,245	—	—	449,245
Total Investments in Securities	$10,663,756	$—	$8,904	$10,672,660

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,277,898	$—	$—	$13,277,898

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	77

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,938,942	$—	$—	$8,938,942

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities— Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds, with the exception of Growth Advantage Fund and Mid Cap Growth Fund, had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
As of December 31, 2023, Growth Advantage Fund and Mid Cap Growth Fund held restricted securities as follows:
Growth Advantage Fund
Security	Acquisition Date	Cost	Market Value	Percentage of Funds Net Assets
Coreweave, Inc.	11/28/2023	$15,096	$15,096	0.1%
Mid Cap Growth Fund
Security	Acquisition Date	Cost	Market Value	Percentage of Funds Net Assets
Coreweave, Inc.	11/28/2023	$8,904	$8,904	0.1%
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

78	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$25,418	$(25,418)	$—
Mid Cap Equity Fund	69,077	(69,077)	—
Mid Cap Growth Fund	299,746	(299,746)	—
Mid Cap Value Fund	92,233	(92,233)	—
Value Advantage Fund	63,676	(63,676)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Growth Advantage Fund	$4
Mid Cap Equity Fund	2
Mid Cap Growth Fund	7
Mid Cap Value Fund	5
Value Advantage Fund	4
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Growth Advantage Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$229,015	$1,644,175	$1,616,225	$90	$114	$257,169	256,963	$7,653	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	559,001	537,000	3 *	— (c)	22,004	21,996	2,127 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	533,058	528,738	—	—	4,320	4,320	380 *	—
Total	$229,015	$2,736,234	$2,681,963	$93	$114	$283,493		$10,160	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	79

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Mid Cap Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$124,100	$334,297	$365,388	$20	$39	$93,068	92,994	$2,768	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	43,783	292,001	273,000	13 *	— (c)	62,797	62,772	1,293 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	17,097	150,924	159,580	—	—	8,441	8,441	194 *	—
Total	$184,980	$777,222	$797,968	$33	$39	$164,306		$4,255	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Growth Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$128,783	$926,007	$915,135	$34	$54	$139,743	139,631	$4,098	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	137,903	866,999	728,000	39 *	33	276,974	276,863	5,156 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	23,086	384,969	375,527	—	—	32,528	32,528	691 *	—
Total	$289,772	$2,177,975	$2,018,662	$73	$87	$449,245		$9,945	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$251,446	$1,121,080	$1,204,330	$60	$37	$168,293	168,158	$6,929	$—

80	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

Mid Cap Value Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	$119,975	$731,000	$766,000	$32 *	$4	$85,011	84,977	$3,369 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	18,205	305,625	314,210	—	—	9,620	9,620	482 *	—
Total	$389,626	$2,157,705	$2,284,540	$92	$41	$262,924		$10,780	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$331,127	$1,402,020	$1,647,022	$73	$39	$86,237	86,168	$4,675	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	31,993	459,000	433,000	19 *	—	58,012	57,989	2,229 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	44,536	267,214	304,179	—	—	7,571	7,571	348 *	—
Total	$407,656	$2,128,234	$2,384,201	$92	$39	$151,820		$7,252	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	81

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
G. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Growth Advantage Fund
Transfer agency fees	$61	$23	$46	n/a	$2	$1	$— (a)	$2	$58	$193
Mid Cap Equity Fund
Transfer agency fees	8	1	5	n/a	1	n/a	n/a	— (a)	17	32
Mid Cap Growth Fund
Transfer agency fees	116	3	10	n/a	12	2	1	5	70	219
Mid Cap Value Fund
Transfer agency fees	37	1	16	$39	3	1	— (a)	1	50	148
Value Advantage Fund
Transfer agency fees	30	12	25	11	— (a)	1	— (a)	— (a)	25	104

(a)	Amount rounds to less than one thousand.
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

82	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2023, the effective annualized rate was 0.070% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Growth Advantage Fund	$238	$— (a)
Mid Cap Equity Fund	41	— (a)
Mid Cap Growth Fund	49	— (a)
Mid Cap Value Fund	14	—
Value Advantage Fund	46	— (a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	83

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04%	1.54%	0.79%	n/a	1.30%	1.05%	0.80%	0.65%	0.55%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.14	1.64	0.89	n/a	1.45	1.20	0.95	0.79	0.70
Mid Cap Value Fund	1.14	1.64	0.89	0.75%	1.40	1.15	0.90	0.75	0.65
Value Advantage Fund	1.04	1.54	0.79	0.75	1.30	1.05	0.80	0.65	0.55
The expense limitation agreements were in effect for the six months ended December 31, 2023 and are in place until at least October 31, 2024.
For the six months ended December 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$3,859	$2,571	$487	$6,917	$—
Mid Cap Equity Fund	1,201	800	10	2,011	11
Mid Cap Growth Fund	1,214	807	1,211	3,232	—
Mid Cap Value Fund	3,368	2,238	187	5,793	23
Value Advantage Fund	2,330	1,556	228	4,114	25
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 were as follows:

Growth Advantage Fund	$169
Mid Cap Equity Fund	62
Mid Cap Growth Fund	93
Mid Cap Value Fund	162
Value Advantage Fund	118
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

Growth Advantage Fund	$2
Mid Cap Equity Fund	1
Mid Cap Growth Fund	1

84	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

Mid Cap Value Fund	$2
Value Advantage Fund	1
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The below Funds used related party broker-dealers during the six months ended December 31, 2023, and incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows:
Brokerage Commissions
Growth Advantage Fund	$11
Mid Cap Equity Fund	30
Mid Cap Value Fund	8
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,184,920	$2,463,899
Mid Cap Equity Fund	794,383	657,122
Mid Cap Growth Fund	2,233,761	2,022,629
Mid Cap Value Fund	658,720	1,564,493
Value Advantage Fund	732,328	1,327,383
During the six months ended December 31, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$9,066,005	$8,293,677	$92,105	$8,201,572
Mid Cap Equity Fund	2,955,546	1,106,371	43,302	1,063,069
Mid Cap Growth Fund	7,960,088	2,869,036	156,464	2,712,572
Mid Cap Value Fund	8,126,689	5,466,222	315,013	5,151,209
Value Advantage Fund	5,904,816	3,134,697	100,571	3,034,126

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	85

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
At June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Growth Advantage Fund	$80,725	$—
Mid Cap Growth Fund	59,087	8,489
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses	Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$147,118	$40,652	$17,715	$2,314
Mid Cap Equity Fund	23,247	15,066	1,387	—
Mid Cap Growth Fund	156,681	(28,229)	9,937	8,703
Mid Cap Value Fund	9,050	—	—	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

86	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

As of December 31, 2023, the Funds had individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	14.4%	1	24.0%
Mid Cap Equity Fund	—	—	2	63.2
Mid Cap Growth Fund	—	—	2	29.5
Mid Cap Value Fund	—	—	3	42.4
Value Advantage Fund	—	—	2	26.6
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
JPMorgan SmartRetirement Funds
Growth Advantage Fund	10.2%
Value Advantage Fund	19.9
Because Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund invest in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,095.90	$5.48	1.04%
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class C
Actual	1,000.00	1,093.00	8.10	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class I
Actual	1,000.00	1,097.70	4.17	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class R2
Actual	1,000.00	1,095.00	6.85	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R3
Actual	1,000.00	1,096.10	5.53	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class R4
Actual	1,000.00	1,097.60	4.22	0.80
Hypothetical	1,000.00	1,021.12	4.06	0.80
Class R5
Actual	1,000.00	1,098.20	3.43	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R6
Actual	1,000.00	1,098.90	2.90	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

88	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,068.70	$5.93	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,065.80	8.52	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,069.90	4.63	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,067.10	7.22	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R5
Actual	1,000.00	1,070.60	3.85	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,071.30	3.33	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,069.10	5.93	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,066.10	8.52	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,070.20	4.63	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,067.60	7.54	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R3
Actual	1,000.00	1,068.60	6.24	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R4
Actual	1,000.00	1,070.10	4.94	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R5
Actual	1,000.00	1,070.90	4.11	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class R6
Actual	1,000.00	1,071.40	3.64	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,068.60	5.93	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,065.80	8.52	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class I
Actual	$1,000.00	$1,070.00	$4.63	0.89%
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class L
Actual	1,000.00	1,070.50	3.90	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R2
Actual	1,000.00	1,067.00	7.27	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R3
Actual	1,000.00	1,068.50	5.98	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
Class R4
Actual	1,000.00	1,069.90	4.68	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class R5
Actual	1,000.00	1,070.70	3.90	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R6
Actual	1,000.00	1,071.00	3.38	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,078.50	5.43	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class C
Actual	1,000.00	1,075.70	8.04	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class I
Actual	1,000.00	1,079.80	4.13	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class L
Actual	1,000.00	1,080.30	3.40	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R2
Actual	1,000.00	1,077.20	6.79	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R3
Actual	1,000.00	1,078.20	5.49	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class R4
Actual	1,000.00	1,079.70	4.18	0.80
Hypothetical	1,000.00	1,021.12	4.06	0.80
Class R5
Actual	1,000.00	1,080.40	3.40	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R6
Actual	1,000.00	1,080.70	2.88	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

90	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August  8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’
distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's

92	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Growth Advantage Fund’s performance for Class A, Class I and Class R6 shares was in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Mid Cap Equity Fund’s performance for Class A and Class R6 shares was in the third, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Mid Cap Growth Fund’s performance for Class A and Class I shares was in the second, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Mid Cap Value Fund’s performance for Class A, Class I and Class R6 shares was in the third quintiles of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.   The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Value Advantage Fund’s performance for Class A, Class I and Class R6 shares was in the second, third and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the
Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the third and second quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third and second quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintiles of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was

94	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2023

in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintile of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

December 31, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	95

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-MC-1223

Semi-Annual Report
J.P. Morgan Large Cap Funds
December 31, 2023  (Unaudited)
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	J.P. Morgan Large Cap Funds	1

MARKET OVERVIEW
SIX MONTHS ENDED December 31, 2023 (Unaudited)
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.

2	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.99%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$46,369,909
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and RTX Corp., and its underweight position in Intel Corp. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of RTX, an aerospace and defense manufacturer formerly known as Raytheon Technologies, fell after the company said the recall of Pratt & Whitney jet engines would hurt earnings. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there.
Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Bancorp and PNC Financial Services Group Inc., and its out-of-Benchmark position in AbbVie Inc. Shares of U.S. Bancorp and PNC Financial Services Group, both diversified regional banks, rose amid investor expectations that regional banks would benefit from lower interest rates in 2024. Shares of AbbVie, a developer and manufacturer of pharmaceuticals, rose amid investor expectations the company would benefit from mergers and acquisitions activity across the broader pharmaceuticals sector.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	ConocoPhillips	2.9%
2.	Wells Fargo & Co.	2.4
3.	UnitedHealth Group, Inc.	2.2
4.	Comcast Corp., Class A	2.2
5.	Air Products and Chemicals, Inc.	2.1
6.	BlackRock, Inc.	2.1
7.	Norfolk Southern Corp.	2.1
8.	Morgan Stanley	2.1
9.	Chevron Corp.	2.0
10.	Analog Devices, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	21.9%
Health Care	16.0
Industrials	14.7
Information Technology	9.8
Consumer Staples	9.7
Energy	8.4
Consumer Discretionary	6.2
Utilities	4.3
Materials	3.9
Communication Services	2.8
Real Estate	2.0
Short-Term Investments	0.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2023	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		(0.67)%	(1.02)%	9.51%	8.35%
Without Sales Charge		4.83	4.48	10.70	8.93
CLASS C SHARES	November 4, 1997
With CDSC ***		3.53	2.92	10.14	8.49
Without CDSC		4.53	3.92	10.14	8.49
CLASS I SHARES	July 2, 1987	4.99	4.78	10.98	9.21
CLASS R2 SHARES	February 28, 2011	4.72	4.24	10.42	8.66
CLASS R3 SHARES	September 9, 2016	4.83	4.48	10.70	8.93
CLASS R4 SHARES	September 9, 2016	4.95	4.74	10.97	9.20
CLASS R5 SHARES	February 28, 2011	5.07	4.93	11.14	9.39
CLASS R6 SHARES	January 31, 2012	5.13	5.04	11.25	9.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Index Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.94%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$8,805,359
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended December 31, 2023, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
U.S. equity indexes provided positive returns for the period, amid receding inflation, buoyant consumer demand and low unemployment. For the six-month period, the information technology and financials sectors were leading contributors to performance for the Fund and the Benchmark, while the utilities and consumer staples sectors were the sole detractors from performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.9%
2.	Microsoft Corp.	6.9
3.	Amazon.com, Inc.	3.4
4.	NVIDIA Corp.	3.0
5.	Alphabet, Inc., Class A	2.1
6.	Meta Platforms, Inc., Class A	1.9
7.	Alphabet, Inc., Class C	1.7
8.	Tesla, Inc.	1.7
9.	Berkshire Hathaway, Inc., Class B	1.6
10.	JPMorgan Chase & Co.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.5%
Financials	12.8
Health Care	12.4
Consumer Discretionary	10.7
Industrials	8.7
Communication Services	8.5
Consumer Staples	6.1
Energy	3.8
Real Estate	2.5
Materials	2.4
Utilities	2.3
Short-Term Investments	1.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		2.14%	19.13%	13.94%	10.93%
Without Sales Charge		7.80	25.72	15.18	11.53
CLASS C SHARES	November 4, 1997
With CDSC ***		6.48	23.95	14.49	10.94
Without CDSC		7.48	24.95	14.49	10.94
CLASS I SHARES	July 2, 1991	7.94	26.03	15.46	11.80
CLASS R6 SHARES	September 1, 2016	8.02	26.23	15.64	11.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

December 31, 2023	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	3.98%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$5,867,296
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2023.
The Fund’s overweight positions in the consumer staples and utilities sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Hershey Co., Texas Instruments Inc. and Bristol-Myers Squibb Co. Shares of Hershey, a maker of chocolates and other snacks, fell amid rising global cocoa prices and investor concerns that widespread use of new weight-loss drugs would reduce demand for confectionary products. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and issued a weaker-than-expected earnings forecast. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Intuit Inc. and Trane Technologies and its underweight position in Pfizer Inc. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Amazon.com, Inc.	1.7%
2.	Microsoft Corp.	1.7
3.	Intuit, Inc.	1.6
4.	Trane Technologies plc	1.6
5.	Progressive Corp. (The)	1.6
6.	Mastercard, Inc., Class A	1.5
7.	Accenture plc, Class A	1.5
8.	Adobe, Inc.	1.5
9.	Visa, Inc., Class A	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.7%
Financials	12.1
Industrials	11.7
Health Care	11.7
Consumer Staples	10.7
Consumer Discretionary	7.5
Communication Services	4.1
Utilities	4.1
Real Estate	3.1
Materials	3.0
Energy	2.5
Other ***	13.6
Short-Term Investments	1.2

8	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Equity-Linked Notes that are linked to the S&P 500 Index.

December 31, 2023	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge **		(1.60)%	3.56%	8.94%	6.88%
Without Sales Charge		3.85	9.33	10.12	7.96
CLASS C SHARES	August 31, 2018
With CDSC ***		2.59	7.79	9.57	7.43
Without CDSC		3.59	8.79	9.57	7.43
CLASS I SHARES	August 31, 2018	3.98	9.60	10.38	8.22
CLASS R5 SHARES	August 31, 2018	4.06	9.76	10.54	8.38
CLASS R6 SHARES	August 31, 2018	4.11	9.87	10.65	8.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/31/18 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from August 31, 2018 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark

10	J.P. Morgan Large Cap Funds	December 31, 2023

Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America
Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.58%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$16,914,831
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023. The Fund’s hedging strategy using exchange-traded index put options and exchange-traded index call options was a leading detractor from performance relative to the Benchmark as equity prices largely rallied in the final months of the period.
The Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

12	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.3%
2.	Apple, Inc.	6.6
3.	Amazon.com, Inc.	3.9
4.	NVIDIA Corp.	3.3
5.	Meta Platforms, Inc., Class A	2.2
6.	Alphabet, Inc., Class A	2.0
7.	UnitedHealth Group, Inc.	1.5
8.	Mastercard, Inc., Class A	1.5
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.4%
Financials	12.6
Health Care	12.0
Consumer Discretionary	11.1
Industrials	8.3
Communication Services	7.6
Consumer Staples	6.0
Energy	3.8
Utilities	2.3
Real Estate	2.2
Materials	2.2
Others (each less than 1.0%)	0.8
Short-Term Investments	3.7

December 31, 2023	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 13, 2013
With Sales Charge **		(2.93)%	9.69%	7.92%	6.72%
Without Sales Charge		2.46	15.78	9.09	7.29
CLASS C SHARES	December 13, 2013
With CDSC ***		1.18	14.17	8.55	6.87
Without CDSC		2.18	15.17	8.55	6.87
CLASS I SHARES	December 13, 2013	2.58	16.06	9.37	7.56
CLASS R5 SHARES	December 13, 2013	2.65	16.25	9.52	7.74
CLASS R6 SHARES	December 13, 2013	2.70	16.36	9.63	7.83

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from December 13, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any

14	J.P. Morgan Large Cap Funds	December 31, 2023

liability for any errors, omissions, or interruptions of any index or the data included therein.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.08%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$4,647,928
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023. The Fund’s hedging strategy using exchange-traded index put options and exchange-traded index call options was a leading detractor from performance relative to the Benchmark as equity prices largely rallied in the final months of the period.
The Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

16	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Amount rounds to less than 0.1%.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	6.8
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.3
5.	Meta Platforms, Inc., Class A	2.3
6.	Alphabet, Inc., Class A	2.0
7.	UnitedHealth Group, Inc.	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.2%
Financials	13.0
Health Care	12.4
Consumer Discretionary	11.4
Industrials	8.6
Communication Services	7.8
Consumer Staples	6.2
Energy	3.9
Utilities	2.3
Real Estate	2.3
Materials	2.3
Others (each less than 1.0%)	0.0***
Short-Term Investments	1.6

December 31, 2023	J.P. Morgan Large Cap Funds	17

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		(4.34)%	8.84%	2.57%
Without Sales Charge		0.95	14.88	4.53
CLASS C SHARES	February 26, 2021
With CDSC ***		(0.31)	13.30	4.02
Without CDSC		0.69	14.30	4.02
CLASS I SHARES	February 26, 2021	1.08	15.26	4.81
CLASS R5 SHARES	February 26, 2021	1.22	15.42	4.97
CLASS R6 SHARES	February 26, 2021	1.21	15.53	5.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from February 26, 2021 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

18	J.P. Morgan Large Cap Funds	December 31, 2023

Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data
Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	19

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	6.99%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$2,862,757
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023. The Fund’s hedging strategy using exchange-traded index put options and exchange-traded index call options was a leading detractor from performance relative to the Benchmark as equity prices largely rallied in the final months of the period.
The Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

20	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.4
5.	Meta Platforms, Inc., Class A	2.3
6.	Alphabet, Inc., Class A	2.1
7.	UnitedHealth Group, Inc.	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.4%
Financials	13.1
Health Care	12.5
Consumer Discretionary	11.5
Industrials	8.6
Communication Services	7.9
Consumer Staples	6.3
Energy	3.9
Utilities	2.4
Real Estate	2.3
Materials	2.3
Others (each less than 1.0%)	0.3
Short-Term Investments	0.5

December 31, 2023	J.P. Morgan Large Cap Funds	21

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		1.23%	12.16%	2.74%
Without Sales Charge		6.86	18.34	4.70
CLASS C SHARES	February 26, 2021
With CDSC ***		5.55	16.72	4.17
Without CDSC		6.55	17.72	4.17
CLASS I SHARES	February 26, 2021	6.99	18.60	4.96
CLASS R5 SHARES	February 26, 2021	7.05	18.77	5.12
CLASS R6 SHARES	February 26, 2021	7.18	18.96	5.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from February 26, 2021 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

22	J.P. Morgan Large Cap Funds	December 31, 2023

Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data
Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	23

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.20%
Russell 1000 Growth Index	10.59%
Net Assets as of 12/31/2023 (In Thousands)	$72,855,532
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the health care and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer staples sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Align Technology Inc., Exact Sciences Corp. and Oracle Inc. Shares of Align Technology, a maker of clear dental aligners, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023. Shares of Exact Sciences, a provider of cancer screening and medical diagnostic tests, fell following a rally in the shares in the first half of  2023. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue.
Leading individual contributors to relative performance included the Fund’s underweight position in Apple Inc., its overweight position in Uber Technologies Inc. and its out-of-Benchmark position in MercadoLibre Inc. Shares of Apple, a diversified information technology provider, fell late in the period following a rally in the company’s share price. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of MercadoLibre, an online retail commerce platform, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.4%
2.	Amazon.com, Inc.	6.9
3.	Apple, Inc.	5.3
4.	Meta Platforms, Inc., Class A	5.2
5.	NVIDIA Corp.	5.0
6.	Eli Lilly & Co.	4.7
7.	Alphabet, Inc., Class C	3.8
8.	Mastercard, Inc., Class A	2.7
9.	Netflix, Inc.	2.7
10.	Broadcom, Inc.	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	42.3%
Consumer Discretionary	17.4
Communication Services	12.6
Health Care	10.1
Industrials	8.0
Financials	4.4
Consumer Staples	1.1
Energy	1.0
Others (each less than 1.0%)	0.4
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge **		3.34%	27.25%	19.29%	14.50%
Without Sales Charge		9.06	34.28	20.59	15.11
CLASS C SHARES	November 4, 1997
With CDSC ***		7.78	32.60	19.98	14.66
Without CDSC		8.78	33.60	19.98	14.66
CLASS I SHARES	February 28, 1992	9.20	34.62	20.89	15.37
CLASS R2 SHARES	November 3, 2008	8.93	33.94	20.28	14.83
CLASS R3 SHARES	September 9, 2016	9.07	34.29	20.59	15.10
CLASS R4 SHARES	September 9, 2016	9.19	34.61	20.89	15.36
CLASS R5 SHARES	April 14, 2009	9.28	34.79	21.06	15.56
CLASS R6 SHARES	November 30, 2010	9.34	34.95	21.19	15.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	25

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	6.62%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$3,622,378
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AbbVie Inc. and Kontoor Brands Inc., and its overweight position in Centene Corp. Shares of AbbVie, a developer and manufacturer of pharmaceuticals, rose amid investor expectations the company would benefit from mergers and acquisitions activity in the broader pharmaceuticals sector. Shares of Kontoor Brands, an apparel and luxury goods manufacturer, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2023. Shares of Centene, a managed health care provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in FMC Corp., Bristol-Myers Squibb Co. and Chemours Co. Shares of FMC, a fertilizer and agricultural chemicals manufacturer, fell after the company lowered its full year 2023 earnings forecast. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Chemours, a diversified chemicals manufacturer, fell after the company reported lower-than-expected earnings for the third quarter of 2023 and lowered its earnings forecast for the full year 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	4.8%
2.	Truist Financial Corp.	2.6
3.	Chevron Corp.	2.4
4.	Fiserv, Inc.	2.3
5.	AbbVie, Inc.	2.3
6.	Citigroup, Inc.	2.0
7.	Wells Fargo & Co.	2.0
8.	Digital Realty Trust, Inc.	2.0
9.	Boeing Co. (The)	1.9
10.	Bristol-Myers Squibb Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	25.6%
Industrials	15.1
Health Care	12.7
Information Technology	7.5
Communication Services	7.4
Materials	6.0
Consumer Staples	6.0
Energy	5.1
Consumer Discretionary	4.7
Real Estate	4.4
Utilities	3.8
Short-Term Investments	1.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

26	J.P. Morgan Large Cap Funds	December 31, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	27

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		0.81%	5.16%	12.64%	9.41%
Without Sales Charge		6.40	10.97	13.85	10.00
CLASS C SHARES	March 22, 1999
With CDSC ***		5.15	9.39	13.27	9.55
Without CDSC		6.15	10.39	13.27	9.55
CLASS I SHARES	March 1, 1991	6.62	11.27	14.14	10.23
CLASS R2 SHARES	November 3, 2008	6.28	10.70	13.56	9.71
CLASS R3 SHARES	October 1, 2018	6.46	10.94	13.84	9.99
CLASS R4 SHARES	October 1, 2018	6.57	11.24	14.13	10.23
CLASS R5 SHARES	May 15, 2006	6.67	11.40	14.30	10.42
CLASS R6 SHARES	November 30, 2010	6.72	11.55	14.41	10.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

28	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.15%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$167,886
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the health care and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and the utilities sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AbbVie Inc. and Eli Lilly & Co., and its overweight position in Vertex Pharmaceuticals Inc. Shares of AbbVie, a developer and manufacturer of pharmaceuticals, rose amid investor expectations that the company would benefit from mergers and acquisitions activity in the broader pharmaceuticals sector. Shares of Eli Lilly, a developer and manufacturer of pharmaceuticals, rose amid strong demand for the company’s weight-loss drug. Shares of Vertex Pharmaceuticals, a drug developer, rose after the company provided positive data from a study of its new pain medication.
Leading individual detractors from relative performance included the Fund’s overweight positions in NextEra Energy Inc. and Bristol-Myers Squibb Co., and its underweight position in Intel Corp. Shares of NextEra Energy, an electric utility based in Florida, fell after the company lowered its growth forecast amid pressure from elevated interest rates. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	ConocoPhillips	2.4%
2.	Exxon Mobil Corp.	2.4
3.	Wells Fargo & Co.	2.3
4.	Eaton Corp. plc	2.2
5.	Prologis, Inc.	2.2
6.	BlackRock, Inc.	2.1
7.	Bank of America Corp.	2.0
8.	Berkshire Hathaway, Inc., Class B	2.0
9.	Comcast Corp., Class A	1.7
10.	NextEra Energy, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	21.5%
Health Care	15.6
Industrials	15.4
Energy	8.7
Consumer Staples	7.2
Information Technology	6.8
Utilities	5.3
Consumer Discretionary	5.2
Communication Services	5.1
Real Estate	4.7
Materials	4.0
Short-Term Investments	0.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2023	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		1.39%	6.05%	10.15%	7.49%
Without Sales Charge		7.01	11.91	11.35	8.07
CLASS C SHARES	February 19, 2005
With CDSC ***		5.79	10.37	10.79	7.64
Without CDSC		6.79	11.37	10.79	7.64
CLASS I SHARES	February 28, 2003	7.15	12.17	11.62	8.30
CLASS R2 SHARES	November 3, 2008	6.81	11.48	11.00	7.77
CLASS R5 SHARES	May 15, 2006	7.20	12.23	11.72	8.46
CLASS R6 SHARES	November 30, 2010	7.25	12.34	11.84	8.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.97%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$25,452,703
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the pharmaceuticals/medical technology and media sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and the software & services sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Uber Technologies Inc., Eaton Corp. and Regeneron Pharmaceuticals Inc. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of Eaton, an electrical equipment and components manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue and raised its profit forecast. Shares of Regeneron Pharmaceuticals, a drug developer and manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in NextEra Energy Inc., Bristol-Myers Squibb Co., and Oracle Inc. Shares of NextEra Energy, an electric utility based in Florida, fell after the company lowered its growth forecast amid pressure from elevated interest rates. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	9.2%
2.	Apple, Inc.	5.0
3.	Amazon.com, Inc.	4.6
4.	NVIDIA Corp.	3.3
5.	UnitedHealth Group, Inc.	3.1
6.	Alphabet, Inc., Class A	3.0
7.	Meta Platforms, Inc., Class A	2.8
8.	AbbVie, Inc.	2.6
9.	Morgan Stanley	2.5
10.	NXP Semiconductors NV (China)	2.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.7%
Health Care	13.8
Financials	13.5
Consumer Discretionary	11.4
Industrials	11.1
Communication Services	5.8
Energy	5.2
Utilities	4.0
Materials	2.8
Real Estate	2.3
Consumer Staples	2.3
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge **		3.03%	20.07%	15.59%	11.42%
Without Sales Charge		8.71	26.71	16.84	12.02
CLASS C SHARES	September 10, 2001
With CDSC ***		7.43	25.10	16.26	11.57
Without CDSC		8.43	26.10	16.26	11.57
CLASS I SHARES	September 10, 2001	8.87	27.04	17.13	12.28
CLASS L SHARES	September 17, 1993	8.97	27.26	17.31	12.44
CLASS R2 SHARES	November 3, 2008	8.60	26.41	16.57	11.75
CLASS R3 SHARES	September 9, 2016	8.71	26.66	16.84	12.01
CLASS R4 SHARES	September 9, 2016	8.83	27.02	17.14	12.28
CLASS R5 SHARES	May 15, 2006	8.97	27.25	17.31	12.47
CLASS R6 SHARES	November 30, 2010	8.99	27.35	17.44	12.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more

December 31, 2023	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

34	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.75%
Russell 1000 Growth Index	10.59%
Net Assets as of 12/31/2023 (In Thousands)	$1,215,825
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Seagate Technology Holdings Inc. and its overweight positions in Crowdstrike Holdings Inc. and Intuit Inc. Shares of Seagate Technology Holdings, a data hardware and storage provider, rose amid investor expectations that the company will benefit from increased demand for artificial intelligence technologies. Shares of CrowdStrike Holdings, a data security software provider, rose amid surging corporate demand for cybersecurity and artificial intelligence technologies. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter.
Leading individual detractors from relative performance included the Fund’s overweight positions in Oracle Inc. and Lowe’s Cos., and its underweight position in Broadcom Inc. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue. Shares of Lowe’s, a home improvement products retail chain, fell amid declining demand for do-it-yourself projects and weaker-than-expected revenue during the period. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought high quality growth companies that they believed had superior growth expectations and that were trading at a discount to their peers.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.1%
2.	Apple, Inc.	9.3
3.	Amazon.com, Inc.	5.4
4.	NVIDIA Corp.	4.8
5.	Meta Platforms, Inc., Class A	4.4
6.	Mastercard, Inc., Class A	3.4
7.	Alphabet, Inc., Class A	2.7
8.	Alphabet, Inc., Class C	2.3
9.	Tesla, Inc.	2.2
10.	Lowe's Cos., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.5%
Consumer Discretionary	14.6
Communication Services	10.9
Health Care	10.4
Financials	7.1
Industrials	6.8
Consumer Staples	3.9
Energy	1.3
Real Estate	1.3
Others (each less than 1.0%)	1.4
Short-Term Investments	1.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		4.81%	34.22%	15.77%	12.63%
Without Sales Charge		10.62	41.67	17.03	13.24
CLASS C SHARES	February 19, 2005
With CDSC ***		9.36	39.98	16.45	12.79
Without CDSC		10.36	40.98	16.45	12.79
CLASS I SHARES	February 28, 2003	10.75	42.03	17.32	13.52
CLASS R2 SHARES	November 3, 2008	10.49	41.31	16.74	12.96
CLASS R5 SHARES	May 15, 2006	10.86	42.25	17.50	13.71
CLASS R6 SHARES	November 2, 2015	10.91	42.38	17.61	13.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

36	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.69%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$1,594,084
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the media sector and its underweight position in the automobiles & transportation sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and software & services sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Uber Technologies Inc. and Seagate Technology Holdings Inc., and its underweight position in Tesla Inc. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of Seagate Technology Holdings, a data hardware and storage provider, rose amid investor expectations that the company will benefit from increased demand for artificial intelligence technologies. Shares of Tesla, an electric vehicles manufacturer, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Endeavor Group Holdings Inc. and its short positions in Intel Corp. and Broadcom Inc. Shares of Endeavor Group Holdings, an entertainment and live events provider, fell after an agreement to be acquired by Silver Lake Technology Management failed to be completed during the period. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 127% to 27%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.4%
2.	Amazon.com, Inc.	4.0
3.	Apple, Inc.	3.3
4.	NVIDIA Corp.	3.3
5.	Alphabet, Inc., Class A	2.8
6.	Meta Platforms, Inc., Class A	2.6
7.	Mastercard, Inc., Class A	2.4
8.	UnitedHealth Group, Inc.	2.3
9.	NXP Semiconductors NV (China)	1.9
10.	Wells Fargo & Co.	1.5

December 31, 2023	J.P. Morgan Large Cap Funds	37

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Materials, Inc.	3.1%
2.	Cisco Systems, Inc.	2.3
3.	NetApp, Inc.	2.3
4.	Intel Corp.	2.2
5.	QUALCOMM, Inc.	1.8
6.	General Dynamics Corp.	1.7
7.	Simon Property Group, Inc.	1.7
8.	Home Depot, Inc. (The)	1.7
9.	Sysco Corp.	1.6
10.	Western Union Co. (The)	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.8%
Financials	13.4
Health Care	12.0
Consumer Discretionary	11.0
Industrials	10.4
Communication Services	8.8
Consumer Staples	4.8
Energy	4.6
Utilities	3.0
Real Estate	2.0
Materials	1.8
Short-Term Investments	2.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	19.6%
Industrials	18.8
Information Technology	18.7
Health Care	7.6
Consumer Discretionary	6.8
Consumer Staples	6.8
Communication Services	6.5
Utilities	5.8
Energy	5.2
Real Estate	3.2
Materials	1.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

38	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge **		3.75%	22.67%	15.94%	11.33%
Without Sales Charge		9.53	29.45	17.20	11.93
CLASS C SHARES	November 1, 2005
With CDSC ***		8.20	27.74	16.60	11.49
Without CDSC		9.20	28.74	16.60	11.49
CLASS I SHARES	November 1, 2005	9.69	29.82	17.49	12.21
CLASS R2 SHARES	November 3, 2008	9.28	28.83	16.75	11.57
CLASS R5 SHARES	May 15, 2006	9.61	29.72	17.51	12.32
CLASS R6 SHARES	November 1, 2017	9.70	29.84	17.63	12.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

December 31, 2023	J.P. Morgan Large Cap Funds	39

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	8.65%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$7,725,267
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Benchmark for the six months ended December 31, 2023.
The Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
Leading individual detractors from relative performance included the Fund’s underweight position in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.4
5.	Meta Platforms, Inc., Class A	2.3
6.	Alphabet, Inc., Class A	2.1
7.	UnitedHealth Group, Inc.	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.4%
Financials	13.1
Health Care	12.5
Consumer Discretionary	11.5
Industrials	8.6
Communication Services	7.9
Consumer Staples	6.3
Energy	3.9
Utilities	2.4
Real Estate	2.3
Materials	2.3
Short-Term Investments	0.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

40	J.P. Morgan Large Cap Funds	December 31, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	41

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		2.80%	21.18%	15.24%	11.02%
Without Sales Charge		8.51	27.91	16.49	11.62
CLASS I SHARES	September 10, 2001	8.65	28.23	16.78	11.90
CLASS R6 SHARES	March 24, 2003	8.69	28.29	16.89	12.06

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

42	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.05%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$189,688
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six  months ended December 31, 2023.
The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and information technology sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Costco Wholesale Corp., Seagate Technology Holdings Inc. and Union Pacific Corp. Shares of Costco Wholesale, a consumer staples retail chain, rose amid growth in monthly sales and consecutive quarters of better-than-expected earnings. Shares of Seagate Technology Holdings, a data hardware and storage provider, rose amid investor expectations that the company will benefit from increased demand for artificial intelligence technologies. Shares of Union Pacific, freight railroad operator, rose after the company named a new chief executive and reported better-than-expected earnings and revenue for the third quarter of 2023.
Leading individual detractors from relative performance included the Fund’s overweight positions in SolarEdge Technologies Inc., Bristol-Myers Squib Co, and Texas Instruments Inc.
Shares of SolarEdge Technologies, a manufacturer of semiconductor materials and equipment for the solar energy industry, fell amid lower-than-expected reported sales during the period and weakness in the broader solar energy sector. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.2%
2.	Apple, Inc.	6.3
3.	Alphabet, Inc., Class A	4.7
4.	Amazon.com, Inc.	3.8
5.	Mastercard, Inc., Class A	3.6
6.	NVIDIA Corp.	3.3
7.	Costco Wholesale Corp.	2.6
8.	UnitedHealth Group, Inc.	2.5
9.	Bank of America Corp.	2.1
10.	Boston Scientific Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.7%
Financials	15.3
Health Care	14.7
Consumer Discretionary	9.7
Industrials	7.7
Communication Services	7.5
Consumer Staples	4.1
Utilities	3.2
Materials	2.9
Real Estate	2.9
Energy	1.8
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2023	J.P. Morgan Large Cap Funds	43

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

44	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		3.20%	18.45%	13.50%	10.40%
Without Sales Charge		8.92	25.01	14.73	11.00
CLASS C SHARES	February 19, 2005
With CDSC ***		7.64	23.40	14.16	10.55
Without CDSC		8.64	24.40	14.16	10.55
CLASS I SHARES	February 28, 2003	9.05	25.33	15.02	11.27
CLASS R6 SHARES	September 30, 2020	9.08	25.38	15.05	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

December 31, 2023	J.P. Morgan Large Cap Funds	45

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	5.35%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$5,342,521
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Intel Corp. and JPMorgan Chase & Co. and its overweight position in Bristol-Myers Squibb Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and investor expectations that the company would benefit from lower interest rates in 2024. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s overweight positions in BlackRock Inc. and Wells Fargo & Co., and its out-of-Benchmark position in Meta Platforms Inc. Shares of BlackRock, a financial services provider, rose amid continued growth in earnings and investor expectations that the company would benefit from lower interest rates in 2024. Shares of Wells Fargo, a diversified bank, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and amid investor expectations that the company would benefit from lower interest rates in 2024. Shares a Meta Platforms, parent of
Facebook and other interactive media services, rose amid investor demand for large cap stocks in the information technology sector during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	ConocoPhillips	2.6%
2.	Wells Fargo & Co.	2.5
3.	UnitedHealth Group, Inc.	2.2
4.	Chevron Corp.	2.1
5.	Berkshire Hathaway, Inc., Class B	2.1
6.	BlackRock, Inc.	2.1
7.	Axalta Coating Systems Ltd.	2.0
8.	Exxon Mobil Corp.	2.0
9.	Morgan Stanley	2.0
10.	United Parcel Service, Inc., Class B	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	22.6%
Health Care	16.3
Industrials	13.4
Information Technology	8.4
Energy	8.2
Consumer Discretionary	7.9
Consumer Staples	6.1
Materials	5.6
Communication Services	4.7
Utilities	4.1
Real Estate	1.3
Short-Term Investments	1.4

46	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	47

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge **		(0.18)%	3.46%	11.25%	8.93%
Without Sales Charge		5.35	9.19	12.46	9.52
CLASS C SHARES	January 2, 1998
With CDSC ***		4.09	7.65	11.91	9.08
Without CDSC		5.09	8.65	11.91	9.08
CLASS I SHARES	January 25, 1996	5.48	9.45	12.75	9.79
CLASS R2 SHARES	November 2, 2015	5.22	8.91	12.18	9.30
CLASS R3 SHARES	July 31, 2017	5.35	9.18	12.46	9.52
CLASS R4 SHARES	July 31, 2017	5.48	9.45	12.74	9.79
CLASS R5 SHARES	November 2, 2015	5.57	9.63	12.92	9.94
CLASS R6 SHARES	November 2, 2015	5.62	9.73	13.03	10.01

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.

48	J.P. Morgan Large Cap Funds	December 31, 2023

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	49

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.7%
Aerospace & Defense — 4.2%
General Dynamics Corp.	2,900	752,934
Northrop Grumman Corp.	1,264	591,951
RTX Corp.	7,258	610,673
		1,955,558
Air Freight & Logistics — 1.9%
United Parcel Service, Inc., Class B	5,596	879,816
Banks — 7.4%
Bank of America Corp.	26,161	880,848
PNC Financial Services Group, Inc. (The)	4,339	671,880
US Bancorp	17,251	746,623
Wells Fargo & Co.	23,054	1,134,721
		3,434,072
Beverages — 1.9%
Coca-Cola Co. (The)	7,744	456,364
PepsiCo, Inc.	2,400	407,511
		863,875
Biotechnology — 2.4%
AbbVie, Inc.	5,619	870,864
Amgen, Inc.	893	257,084
		1,127,948
Capital Markets — 7.4%
BlackRock, Inc.	1,215	986,148
Charles Schwab Corp. (The)	12,507	860,521
CME Group, Inc.	2,918	614,469
Morgan Stanley	10,437	973,282
		3,434,420
Chemicals — 3.9%
Air Products and Chemicals, Inc.	3,628	993,501
PPG Industries, Inc.	5,429	811,880
		1,805,381
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	2,417	398,530
Consumer Finance — 1.8%
American Express Co.	3,854	722,010
Capital One Financial Corp.	1,031	135,213
		857,223
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — 2.3%
Sysco Corp.	6,176	451,654
Walmart, Inc.	3,970	625,834
		1,077,488
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	7,670	289,171
Electric Utilities — 2.2%
NextEra Energy, Inc.	9,769	593,386
Xcel Energy, Inc.	7,105	439,847
		1,033,233
Electrical Equipment — 1.4%
Eaton Corp. plc	2,712	653,078
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	10,214	311,023
Food Products — 1.6%
Hershey Co. (The)	1,659	309,374
Mondelez International, Inc., Class A	5,999	434,467
		743,841
Ground Transportation — 2.5%
Norfolk Southern Corp.	4,149	980,816
Union Pacific Corp.	767	188,280
		1,169,096
Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	3,881	427,153
Baxter International, Inc.	4,889	188,992
Becton Dickinson & Co.	1,627	396,792
Medtronic plc	6,996	576,326
		1,589,263
Health Care Providers & Services — 5.0%
Cencora, Inc.	1,809	371,559
Cigna Group (The)	1,810	541,976
CVS Health Corp.	4,769	376,582
UnitedHealth Group, Inc.	1,955	1,029,350
		2,319,467
Health Care REITs — 0.4%
Ventas, Inc.	3,888	193,764
Hotels, Restaurants & Leisure — 2.1%
McDonald's Corp.	2,300	682,165
Starbucks Corp.	2,933	281,578
		963,743
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Products — 1.4%
Procter & Gamble Co. (The)	4,455	652,780
Industrial REITs — 0.9%
Prologis, Inc.	3,045	405,916
Insurance — 5.3%
Arthur J Gallagher & Co.	1,610	362,062
Chubb Ltd.	2,369	535,401
Hartford Financial Services Group, Inc. (The)	4,002	321,671
Marsh & McLennan Cos., Inc.	1,075	203,749
MetLife, Inc.	6,948	459,493
Progressive Corp. (The)	2,279	363,039
Travelers Cos., Inc. (The)	1,025	195,139
		2,440,554
IT Services — 1.4%
Accenture plc, Class A	723	253,758
International Business Machines Corp.	2,505	409,651
		663,409
Machinery — 3.8%
Deere & Co.	1,288	515,099
Dover Corp.	4,853	746,469
Parker-Hannifin Corp.	1,115	513,567
		1,775,135
Media — 2.2%
Comcast Corp., Class A	22,734	996,895
Multi-Utilities — 2.0%
CMS Energy Corp.	5,112	296,852
Dominion Energy, Inc.	6,845	321,692
Public Service Enterprise Group, Inc.	5,363	327,951
		946,495
Office REITs — 0.3%
Alexandria Real Estate Equities, Inc.	1,071	135,716
Oil, Gas & Consumable Fuels — 8.4%
Chevron Corp.	6,149	917,118
ConocoPhillips	11,718	1,360,146
EOG Resources, Inc.	5,906	714,274
Exxon Mobil Corp.	8,913	891,172
		3,882,710
Personal Care Products — 0.6%
Kenvue, Inc.	13,345	287,312
Pharmaceuticals — 5.2%
Bristol-Myers Squibb Co.	17,320	888,666
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued
Eli Lilly & Co.	388	226,058
Johnson & Johnson	5,116	801,853
Merck & Co., Inc.	2,001	218,193
Pfizer, Inc.	8,984	258,654
		2,393,424
Residential REITs — 0.5%
AvalonBay Communities, Inc.	1,128	211,194
Semiconductors & Semiconductor Equipment — 5.2%
Analog Devices, Inc.	4,587	910,797
Lam Research Corp.	174	135,943
Microchip Technology, Inc.	1,333	120,208
NXP Semiconductors NV (China)	3,297	757,351
Texas Instruments, Inc.	2,862	487,837
		2,412,136
Software — 1.6%
Microsoft Corp.	1,976	743,103
Specialty Retail — 4.1%
Best Buy Co., Inc.	3,751	293,631
Home Depot, Inc. (The)	1,714	594,066
Lowe's Cos., Inc.	1,732	385,461
TJX Cos., Inc. (The)	6,869	644,340
		1,917,498
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	618	119,095
Seagate Technology Holdings plc	3,306	282,211
		401,306
Tobacco — 1.9%
Philip Morris International, Inc.	9,187	864,358
Total Common Stocks (Cost $31,704,534)		46,229,931
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	51

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $145,185)	145,129	145,245
Total Investments — 100.0% (Cost $31,849,719)		46,375,176
Liabilities in Excess of Other Assets — (0.0)% ^		(5,267)
NET ASSETS — 100.0%		46,369,909

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 1.6%
Axon Enterprise, Inc. *	15	3,984
Boeing Co. (The) *	125	32,456
General Dynamics Corp.	50	12,878
Howmet Aerospace, Inc.	86	4,635
Huntington Ingalls Industries, Inc.	9	2,258
L3Harris Technologies, Inc.	41	8,741
Lockheed Martin Corp.	48	21,913
Northrop Grumman Corp.	31	14,529
RTX Corp.	315	26,490
Textron, Inc.	43	3,451
TransDigm Group, Inc.	12	12,252
		143,587
Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	25	2,206
Expeditors International of Washington, Inc.	32	4,049
FedEx Corp.	51	12,812
United Parcel Service, Inc., Class B	158	24,899
		43,966
Automobile Components — 0.1%
Aptiv plc *	62	5,557
BorgWarner, Inc.	51	1,845
		7,402
Automobiles — 2.0%
Ford Motor Co.	861	10,495
General Motors Co. (a)	300	10,770
Tesla, Inc. *	605	150,467
		171,732
Banks — 3.2%
Bank of America Corp.	1,508	50,757
Citigroup, Inc.	419	21,556
Citizens Financial Group, Inc.	102	3,383
Comerica, Inc.	29	1,611
Fifth Third Bancorp	149	5,143
Huntington Bancshares, Inc.	317	4,033
JPMorgan Chase & Co. (b)	633	107,672
KeyCorp	205	2,952
M&T Bank Corp.	36	4,981
PNC Financial Services Group, Inc. (The)	87	13,506
Regions Financial Corp.	204	3,947
Truist Financial Corp.	292	10,781
US Bancorp	341	14,754
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Wells Fargo & Co.	795	39,138
Zions Bancorp NA	32	1,423
		285,637
Beverages — 1.5%
Brown-Forman Corp., Class B (a)	40	2,288
Coca-Cola Co. (The)	852	50,206
Constellation Brands, Inc., Class A	35	8,555
Keurig Dr Pepper, Inc.	220	7,345
Molson Coors Beverage Co., Class B	41	2,481
Monster Beverage Corp. *	162	9,318
PepsiCo, Inc.	301	51,127
		131,320
Biotechnology — 2.0%
AbbVie, Inc.	386	59,907
Amgen, Inc.	117	33,750
Biogen, Inc. *	32	8,210
Gilead Sciences, Inc.	273	22,101
Incyte Corp. *	41	2,557
Moderna, Inc. *	73	7,223
Regeneron Pharmaceuticals, Inc. *	23	20,601
Vertex Pharmaceuticals, Inc. *	56	22,957
		177,306
Broadline Retail — 3.5%
Amazon.com, Inc. *	1,991	302,534
eBay, Inc.	114	4,957
Etsy, Inc. *	26	2,125
		309,616
Building Products — 0.5%
A O Smith Corp.	27	2,217
Allegion plc (a)	19	2,435
Builders FirstSource, Inc. *	27	4,511
Carrier Global Corp.	184	10,554
Johnson Controls International plc	149	8,586
Masco Corp.	49	3,292
Trane Technologies plc	50	12,197
		43,792
Capital Markets — 3.0%
Ameriprise Financial, Inc.	22	8,416
Bank of New York Mellon Corp. (The)	168	8,765
BlackRock, Inc.	31	24,856
Blackstone, Inc.	156	20,368
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	53

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
Cboe Global Markets, Inc.	23	4,127
Charles Schwab Corp. (The)	326	22,418
CME Group, Inc.	79	16,600
FactSet Research Systems, Inc.	8	3,968
Franklin Resources, Inc.	62	1,839
Goldman Sachs Group, Inc. (The)	71	27,545
Intercontinental Exchange, Inc.	125	16,095
Invesco Ltd. (a)	98	1,756
MarketAxess Holdings, Inc.	8	2,430
Moody's Corp.	35	13,458
Morgan Stanley	277	25,804
MSCI, Inc.	17	9,795
Nasdaq, Inc.	75	4,333
Northern Trust Corp.	45	3,825
Raymond James Financial, Inc.	41	4,588
S&P Global, Inc.	71	31,251
State Street Corp.	68	5,234
T. Rowe Price Group, Inc.	49	5,269
		262,740
Chemicals — 1.6%
Air Products and Chemicals, Inc.	49	13,318
Albemarle Corp. (a)	26	3,712
Celanese Corp.	22	3,407
CF Industries Holdings, Inc.	42	3,326
Corteva, Inc.	154	7,394
Dow, Inc.	154	8,422
DuPont de Nemours, Inc.	94	7,244
Eastman Chemical Co.	26	2,332
Ecolab, Inc.	56	11,021
FMC Corp.	27	1,722
International Flavors & Fragrances, Inc.	56	4,526
Linde plc	106	43,604
LyondellBasell Industries NV, Class A	56	5,334
Mosaic Co. (The)	71	2,557
PPG Industries, Inc.	52	7,721
Sherwin-Williams Co. (The)	51	16,082
		141,722
Commercial Services & Supplies — 0.6%
Cintas Corp.	19	11,424
Copart, Inc. *	191	9,375
Republic Services, Inc.	45	7,385
Rollins, Inc.	62	2,684
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Veralto Corp.	48	3,948
Waste Management, Inc.	80	14,373
		49,189
Communications Equipment — 0.8%
Arista Networks, Inc. *	55	12,994
Cisco Systems, Inc.	887	44,805
F5, Inc. *	13	2,340
Juniper Networks, Inc.	70	2,058
Motorola Solutions, Inc.	36	11,377
		73,574
Construction & Engineering — 0.1%
Quanta Services, Inc.	32	6,865
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	14	6,751
Vulcan Materials Co.	29	6,605
		13,356
Consumer Finance — 0.5%
American Express Co.	126	23,615
Capital One Financial Corp.	83	10,934
Discover Financial Services	55	6,154
Synchrony Financial	91	3,460
		44,163
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	97	63,988
Dollar General Corp.	48	6,533
Dollar Tree, Inc. *	46	6,501
Kroger Co. (The)	145	6,623
Sysco Corp.	110	8,073
Target Corp.	101	14,394
Walgreens Boots Alliance, Inc. (a)	157	4,099
Walmart, Inc.	312	49,241
		159,452
Containers & Packaging — 0.2%
Amcor plc	316	3,051
Avery Dennison Corp.	18	3,564
Ball Corp.	69	3,971
International Paper Co.	76	2,739
Packaging Corp. of America	20	3,197
WestRock Co.	56	2,331
		18,853
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Equity Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Distributors — 0.1%
Genuine Parts Co.	31	4,251
LKQ Corp.	59	2,800
Pool Corp.	8	3,377
		10,428
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,566	26,269
Verizon Communications, Inc.	920	34,703
		60,972
Electric Utilities — 1.5%
Alliant Energy Corp.	56	2,866
American Electric Power Co., Inc.	115	9,352
Constellation Energy Corp.	70	8,174
Duke Energy Corp.	169	16,375
Edison International	84	6,000
Entergy Corp.	46	4,685
Evergy, Inc.	50	2,626
Eversource Energy	77	4,721
Exelon Corp.	218	7,825
FirstEnergy Corp.	113	4,145
NextEra Energy, Inc.	449	27,286
NRG Energy, Inc.	49	2,556
PG&E Corp.	467	8,422
Pinnacle West Capital Corp.	25	1,784
PPL Corp.	161	4,374
Southern Co. (The)	239	16,744
Xcel Energy, Inc.	121	7,480
		135,415
Electrical Equipment — 0.6%
AMETEK, Inc.	51	8,333
Eaton Corp. plc	87	21,054
Emerson Electric Co.	125	12,149
Generac Holdings, Inc. *	13	1,738
Hubbell, Inc., Class B	12	3,863
Rockwell Automation, Inc.	25	7,796
		54,933
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	131	12,986
CDW Corp.	29	6,667
Corning, Inc.	168	5,119
Jabil, Inc.	28	3,569
Keysight Technologies, Inc. *	39	6,186
TE Connectivity Ltd.	68	9,560
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Teledyne Technologies, Inc. *	10	4,611
Trimble, Inc. *	55	2,898
Zebra Technologies Corp., Class A *	11	3,074
		54,670
Energy Equipment & Services — 0.4%
Baker Hughes Co.	220	7,531
Halliburton Co.	196	7,084
Schlumberger NV	313	16,276
		30,891
Entertainment — 1.2%
Electronic Arts, Inc.	53	7,332
Live Nation Entertainment, Inc. *	31	2,908
Netflix, Inc. *	96	46,658
Take-Two Interactive Software, Inc. *	35	5,574
Walt Disney Co. (The) *	401	36,173
Warner Bros Discovery, Inc. *	486	5,529
		104,174
Financial Services — 4.1%
Berkshire Hathaway, Inc., Class B *	398	142,083
Fidelity National Information Services, Inc.	130	7,792
Fiserv, Inc. *	132	17,457
FleetCor Technologies, Inc. *	16	4,468
Global Payments, Inc.	57	7,241
Jack Henry & Associates, Inc.	16	2,606
Mastercard, Inc., Class A	181	77,332
PayPal Holdings, Inc. *	236	14,496
Visa, Inc., Class A (a)	349	90,865
		364,340
Food Products — 0.9%
Archer-Daniels-Midland Co.	117	8,434
Bunge Global SA	32	3,211
Campbell Soup Co. (a)	43	1,859
Conagra Brands, Inc.	105	2,999
General Mills, Inc.	127	8,291
Hershey Co. (The)	33	6,119
Hormel Foods Corp.	63	2,036
J M Smucker Co. (The)	23	2,937
Kellanova	58	3,229
Kraft Heinz Co. (The)	174	6,455
Lamb Weston Holdings, Inc.	32	3,430
McCormick & Co., Inc. (Non-Voting)	55	3,765
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	55

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — continued
Mondelez International, Inc., Class A	298	21,574
Tyson Foods, Inc., Class A	62	3,357
		77,696
Gas Utilities — 0.0% ^
Atmos Energy Corp.	32	3,768
Ground Transportation — 1.1%
CSX Corp.	433	15,001
JB Hunt Transport Services, Inc.	18	3,563
Norfolk Southern Corp.	49	11,704
Old Dominion Freight Line, Inc.	20	7,940
Uber Technologies, Inc. *	451	27,742
Union Pacific Corp.	133	32,784
		98,734
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	380	41,822
Align Technology, Inc. *	16	4,273
Baxter International, Inc.	111	4,294
Becton Dickinson & Co.	63	15,488
Boston Scientific Corp. *	321	18,534
Cooper Cos., Inc. (The)	11	4,103
Dentsply Sirona, Inc.	46	1,651
Dexcom, Inc. *	85	10,498
Edwards Lifesciences Corp. *	133	10,126
GE HealthCare Technologies, Inc. (a)	86	6,628
Hologic, Inc. *	54	3,832
IDEXX Laboratories, Inc. *	18	10,099
Insulet Corp. *	15	3,317
Intuitive Surgical, Inc. *	77	26,006
Medtronic plc	291	23,999
ResMed, Inc.	32	5,540
STERIS plc	22	4,756
Stryker Corp.	74	22,169
Teleflex, Inc.	10	2,566
Zimmer Biomet Holdings, Inc.	46	5,569
		225,270
Health Care Providers & Services — 2.8%
Cardinal Health, Inc.	54	5,440
Cencora, Inc. (a)	36	7,497
Centene Corp. *	117	8,680
Cigna Group (The)	64	19,186
CVS Health Corp.	281	22,205
DaVita, Inc. *	12	1,236
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Elevance Health, Inc.	51	24,259
HCA Healthcare, Inc.	43	11,739
Henry Schein, Inc. *	29	2,165
Humana, Inc.	27	12,340
Laboratory Corp. of America Holdings	19	4,225
McKesson Corp.	29	13,489
Molina Healthcare, Inc. *	13	4,612
Quest Diagnostics, Inc.	25	3,394
UnitedHealth Group, Inc.	203	106,618
Universal Health Services, Inc., Class B	13	2,036
		249,121
Health Care REITs — 0.2%
Healthpeak Properties, Inc.	120	2,372
Ventas, Inc.	88	4,391
Welltower, Inc. (a)	121	10,927
		17,690
Hotel & Resort REITs — 0.0% ^
Host Hotels & Resorts, Inc.	154	3,007
Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc., Class A *	95	12,959
Booking Holdings, Inc. *	8	27,097
Caesars Entertainment, Inc. *	47	2,214
Carnival Corp. *	221	4,090
Chipotle Mexican Grill, Inc. *	6	13,742
Darden Restaurants, Inc.	26	4,328
Domino's Pizza, Inc.	8	3,148
Expedia Group, Inc. *	29	4,431
Hilton Worldwide Holdings, Inc.	56	10,224
Las Vegas Sands Corp.	81	3,978
Marriott International, Inc., Class A	54	12,181
McDonald's Corp.	159	47,091
MGM Resorts International *	60	2,673
Norwegian Cruise Line Holdings Ltd. * (a)	93	1,867
Royal Caribbean Cruises Ltd. *	52	6,684
Starbucks Corp.	250	24,019
Wynn Resorts Ltd.	21	1,915
Yum! Brands, Inc.	61	8,019
		190,660
Household Durables — 0.4%
DR Horton, Inc.	66	10,028
Garmin Ltd.	33	4,308
Lennar Corp., Class A	55	8,163
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Equity Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Mohawk Industries, Inc. *	12	1,198
NVR, Inc. *	1	4,872
PulteGroup, Inc.	47	4,873
Whirlpool Corp.	12	1,462
		34,904
Household Products — 1.2%
Church & Dwight Co., Inc.	54	5,101
Clorox Co. (The)	27	3,871
Colgate-Palmolive Co.	180	14,370
Kimberly-Clark Corp.	74	8,991
Procter & Gamble Co. (The)	516	75,622
		107,955
Independent Power and Renewable Electricity Producers — 0.0% ^
AES Corp. (The)	147	2,822
Industrial Conglomerates — 0.8%
3M Co.	121	13,220
General Electric Co.	238	30,415
Honeywell International, Inc.	145	30,271
		73,906
Industrial REITs — 0.3%
Prologis, Inc.	202	26,967
Insurance — 2.1%
Aflac, Inc.	116	9,606
Allstate Corp. (The)	57	8,021
American International Group, Inc.	154	10,414
Aon plc, Class A	44	12,758
Arch Capital Group Ltd. *	82	6,068
Arthur J Gallagher & Co.	47	10,631
Assurant, Inc.	12	1,940
Brown & Brown, Inc.	52	3,678
Chubb Ltd.	89	20,188
Cincinnati Financial Corp.	34	3,554
Everest Group Ltd.	9	3,360
Globe Life, Inc.	19	2,283
Hartford Financial Services Group, Inc. (The)	66	5,293
Loews Corp.	40	2,789
Marsh & McLennan Cos., Inc.	108	20,455
MetLife, Inc.	136	9,003
Principal Financial Group, Inc.	48	3,778
Progressive Corp. (The)	128	20,403
Prudential Financial, Inc.	79	8,198
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Travelers Cos., Inc. (The)	50	9,526
Willis Towers Watson plc	23	5,453
WR Berkley Corp.	45	3,155
		180,554
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	1,296	181,005
Alphabet, Inc., Class C *	1,091	153,691
Match Group, Inc. *	59	2,172
Meta Platforms, Inc., Class A *	486	172,021
		508,889
IT Services — 1.2%
Accenture plc, Class A	137	48,221
Akamai Technologies, Inc. *	33	3,908
Cognizant Technology Solutions Corp., Class A	110	8,292
EPAM Systems, Inc. *	13	3,757
Gartner, Inc. *	17	7,699
International Business Machines Corp.	200	32,699
VeriSign, Inc. *	19	4,006
		108,582
Leisure Products — 0.0% ^
Hasbro, Inc.	29	1,458
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	64	8,907
Bio-Rad Laboratories, Inc., Class A *	4	1,480
Bio-Techne Corp.	35	2,672
Charles River Laboratories International, Inc. *	11	2,655
Danaher Corp.	144	33,311
Illumina, Inc. *	35	4,842
IQVIA Holdings, Inc. *	40	9,277
Mettler-Toledo International, Inc. *	5	5,759
Revvity, Inc.	27	2,954
Thermo Fisher Scientific, Inc.	85	44,903
Waters Corp. *	13	4,262
West Pharmaceutical Services, Inc.	16	5,704
		126,726
Machinery — 1.8%
Caterpillar, Inc.	112	33,025
Cummins, Inc.	31	7,435
Deere & Co.	59	23,450
Dover Corp.	31	4,711
Fortive Corp.	77	5,666
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	57

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
IDEX Corp.	16	3,595
Illinois Tool Works, Inc.	60	15,704
Ingersoll Rand, Inc.	89	6,855
Nordson Corp.	12	3,133
Otis Worldwide Corp.	90	8,017
PACCAR, Inc. *	114	11,184
Parker-Hannifin Corp.	28	12,959
Pentair plc	36	2,632
Snap-on, Inc.	11	3,338
Stanley Black & Decker, Inc.	34	3,293
Westinghouse Air Brake Technologies Corp.	39	4,978
Xylem, Inc.	53	6,036
		156,011
Media — 0.7%
Charter Communications, Inc., Class A *	22	8,560
Comcast Corp., Class A	879	38,554
Fox Corp., Class A	54	1,606
Fox Corp., Class B	29	799
Interpublic Group of Cos., Inc. (The) (a)	84	2,737
News Corp., Class A	83	2,046
News Corp., Class B (a)	25	647
Omnicom Group, Inc.	44	3,749
Paramount Global, Class B	106	1,562
		60,260
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	314	13,366
Newmont Corp.	252	10,444
Nucor Corp.	54	9,368
Steel Dynamics, Inc.	33	3,933
		37,111
Multi-Utilities — 0.7%
Ameren Corp.	58	4,165
CenterPoint Energy, Inc.	138	3,949
CMS Energy Corp.	64	3,710
Consolidated Edison, Inc.	76	6,876
Dominion Energy, Inc.	183	8,611
DTE Energy Co.	45	4,978
NiSource, Inc.	90	2,402
Public Service Enterprise Group, Inc.	109	6,672
Sempra	138	10,297
WEC Energy Group, Inc.	69	5,813
		57,473
INVESTMENTS	SHARES (000)	VALUE ($000)

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc. (a)	34	4,341
Boston Properties, Inc.	32	2,218
		6,559
Oil, Gas & Consumable Fuels — 3.5%
APA Corp.	67	2,410
Chevron Corp.	384	57,336
ConocoPhillips	260	30,176
Coterra Energy, Inc.	165	4,203
Devon Energy Corp.	140	6,355
Diamondback Energy, Inc.	39	6,077
EOG Resources, Inc.	128	15,443
EQT Corp.	90	3,482
Exxon Mobil Corp.	877	87,688
Hess Corp.	61	8,726
Kinder Morgan, Inc.	423	7,469
Marathon Oil Corp.	128	3,096
Marathon Petroleum Corp.	83	12,334
Occidental Petroleum Corp. (a)	145	8,632
ONEOK, Inc.	128	8,957
Phillips 66	96	12,825
Pioneer Natural Resources Co.	51	11,488
Targa Resources Corp.	49	4,241
Valero Energy Corp.	75	9,691
Williams Cos., Inc. (The)	266	9,277
		309,906
Passenger Airlines — 0.2%
American Airlines Group, Inc. * (a)	143	1,966
Delta Air Lines, Inc.	141	5,668
Southwest Airlines Co.	130	3,769
United Airlines Holdings, Inc. *	72	2,963
		14,366
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	51	7,439
Kenvue, Inc.	377	8,125
		15,564
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	445	22,859
Catalent, Inc. *	39	1,773
Eli Lilly & Co.	175	101,776
Johnson & Johnson	527	82,615
Merck & Co., Inc.	555	60,488
Pfizer, Inc.	1,236	35,593
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Equity Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — continued
Viatris, Inc.	263	2,845
Zoetis, Inc. (a)	101	19,840
		327,789
Professional Services — 0.7%
Automatic Data Processing, Inc.	90	20,980
Broadridge Financial Solutions, Inc.	26	5,300
Ceridian HCM Holding, Inc. * (a)	34	2,292
Equifax, Inc.	27	6,672
Jacobs Solutions, Inc.	28	3,579
Leidos Holdings, Inc.	30	3,259
Paychex, Inc.	70	8,384
Paycom Software, Inc.	11	2,220
Robert Half, Inc.	23	2,038
Verisk Analytics, Inc.	32	7,585
		62,309
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A *	67	6,212
CoStar Group, Inc. *	89	7,814
		14,026
Residential REITs — 0.3%
AvalonBay Communities, Inc.	31	5,822
Camden Property Trust	23	2,321
Equity Residential	76	4,627
Essex Property Trust, Inc.	14	3,484
Invitation Homes, Inc.	126	4,296
Mid-America Apartment Communities, Inc.	26	3,436
UDR, Inc.	66	2,537
		26,523
Retail REITs — 0.3%
Federal Realty Investment Trust	16	1,658
Kimco Realty Corp.	146	3,103
Realty Income Corp. (a)	159	9,101
Regency Centers Corp.	36	2,410
Simon Property Group, Inc.	71	10,189
		26,461
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc. *	354	52,147
Analog Devices, Inc.	109	21,664
Applied Materials, Inc.	183	29,685
Broadcom, Inc.	96	107,281
Enphase Energy, Inc. *	30	3,951
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
First Solar, Inc. * (a)	23	4,030
Intel Corp.	923	46,386
KLA Corp.	30	17,301
Lam Research Corp.	29	22,602
Microchip Technology, Inc.	118	10,683
Micron Technology, Inc.	240	20,517
Monolithic Power Systems, Inc.	11	6,617
NVIDIA Corp.	541	267,821
NXP Semiconductors NV (China)	56	12,963
ON Semiconductor Corp. *	94	7,877
Qorvo, Inc. *	21	2,400
QUALCOMM, Inc.	244	35,246
Skyworks Solutions, Inc.	35	3,923
Teradyne, Inc.	34	3,633
Texas Instruments, Inc.	199	33,897
		710,624
Software — 10.7%
Adobe, Inc. *	100	59,474
ANSYS, Inc. *	19	6,896
Autodesk, Inc. *	47	11,396
Cadence Design Systems, Inc. *	60	16,225
Fair Isaac Corp. *	5	6,298
Fortinet, Inc. *	140	8,168
Gen Digital, Inc.	124	2,817
Intuit, Inc.	61	38,354
Microsoft Corp.	1,627	611,935
Oracle Corp.	348	36,677
Palo Alto Networks, Inc. *	68	20,068
PTC, Inc. *	26	4,552
Roper Technologies, Inc.	23	12,751
Salesforce, Inc. *	213	56,060
ServiceNow, Inc. *	45	31,711
Synopsys, Inc. *	33	17,146
Tyler Technologies, Inc. *	9	3,852
		944,380
Specialized REITs — 1.1%
American Tower Corp.	102	22,034
Crown Castle, Inc.	95	10,946
Digital Realty Trust, Inc.	66	8,924
Equinix, Inc.	21	16,556
Extra Space Storage, Inc.	46	7,417
Iron Mountain, Inc. (a)	64	4,474
Public Storage	35	10,568
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	59

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — continued
SBA Communications Corp.	24	5,993
VICI Properties, Inc., Class A	226	7,221
Weyerhaeuser Co.	160	5,558
		99,691
Specialty Retail — 2.0%
AutoZone, Inc. *	4	9,983
Bath & Body Works, Inc.	50	2,149
Best Buy Co., Inc.	42	3,320
CarMax, Inc. * (a)	35	2,666
Home Depot, Inc. (The)	219	75,883
Lowe's Cos., Inc.	126	28,122
O'Reilly Automotive, Inc. *	13	12,307
Ross Stores, Inc.	74	10,261
TJX Cos., Inc. (The)	250	23,499
Tractor Supply Co. (a)	24	5,090
Ulta Beauty, Inc. *	11	5,282
		178,562
Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc.	3,201	616,288
Hewlett Packard Enterprise Co.	281	4,770
HP, Inc.	190	5,730
NetApp, Inc.	46	4,030
Seagate Technology Holdings plc	43	3,636
Western Digital Corp. *	71	3,718
		638,172
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc. *	25	12,891
NIKE, Inc., Class B	268	29,097
Ralph Lauren Corp.	9	1,255
Tapestry, Inc.	50	1,847
VF Corp. (a)	72	1,361
		46,451
Tobacco — 0.5%
Altria Group, Inc.	387	15,622
Philip Morris International, Inc.	340	31,978
		47,600
Trading Companies & Distributors — 0.3%
Fastenal Co.	125	8,104
United Rentals, Inc.	15	8,510
WW Grainger, Inc.	10	8,015
		24,629
INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — 0.1%
American Water Works Co., Inc.	43	5,627
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	111	17,863
Total Common Stocks (Cost $3,825,996)		8,766,761
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ * (Cost $10)	9	10
	SHARES (000)
Short-Term Investments — 1.3%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (c) (d) (Cost $38,229)	38,229	38,229
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	66,459	66,485
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	8,165	8,165
Total Investment of Cash Collateral from Securities Loaned (Cost $74,650)		74,650
Total Short-Term Investments (Cost $112,879)		112,879
Total Investments — 100.8% (Cost $3,938,885)		8,879,650
Liabilities in Excess of Other Assets — (0.8)%		(74,291)
NET ASSETS — 100.0%		8,805,359

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Equity Funds	December 31, 2023

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $72,467.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	157	03/15/2024	USD	37,827	1,238

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	61

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 85.4%
Aerospace & Defense — 1.3%
General Dynamics Corp.	67	17,312
RTX Corp.	361	30,411
Textron, Inc.	374	30,110
		77,833
Air Freight & Logistics — 1.5%
FedEx Corp.	88	22,428
United Parcel Service, Inc., Class B	407	63,963
		86,391
Banks — 0.6%
US Bancorp	845	36,560
Beverages — 2.6%
Coca-Cola Co. (The)	990	58,327
Monster Beverage Corp. *	314	18,106
PepsiCo, Inc.	442	75,013
		151,446
Biotechnology — 3.8%
AbbVie, Inc.	536	83,055
Biogen, Inc. *	25	6,296
Regeneron Pharmaceuticals, Inc. *	68	59,687
Vertex Pharmaceuticals, Inc. *	190	77,433
		226,471
Broadline Retail — 1.7%
Amazon.com, Inc. *	649	98,599
Building Products — 1.6%
Trane Technologies plc	385	93,915
Capital Markets — 2.5%
CME Group, Inc.	348	73,284
Intercontinental Exchange, Inc.	269	34,490
S&P Global, Inc.	92	40,551
		148,325
Chemicals — 3.0%
Air Products and Chemicals, Inc.	248	68,054
Dow, Inc.	351	19,256
Linde plc	173	71,003
LyondellBasell Industries NV, Class A	181	17,171
		175,484
Commercial Services & Supplies — 0.0% ^
Veralto Corp.	42	3,493
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.2%
Motorola Solutions, Inc.	41	12,781
Consumer Finance — 0.5%
American Express Co.	149	27,873
Consumer Staples Distribution & Retail — 2.4%
Costco Wholesale Corp.	122	80,373
Target Corp.	94	13,343
Walmart, Inc.	290	45,823
		139,539
Electric Utilities — 2.1%
NextEra Energy, Inc.	743	45,149
PG&E Corp.	976	17,595
Southern Co. (The)	839	58,798
		121,542
Electrical Equipment — 1.2%
Eaton Corp. plc	293	70,532
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	224	35,653
Financial Services — 5.0%
Berkshire Hathaway, Inc., Class B *	110	39,256
FleetCor Technologies, Inc. *	159	45,055
Jack Henry & Associates, Inc.	201	32,799
Mastercard, Inc., Class A	212	90,197
Visa, Inc., Class A (a)	331	86,149
		293,456
Food Products — 2.0%
Hershey Co. (The)	209	38,926
Mondelez International, Inc., Class A	1,060	76,815
		115,741
Ground Transportation — 2.5%
CSX Corp.	1,074	37,223
Norfolk Southern Corp.	173	41,030
Old Dominion Freight Line, Inc.	118	47,695
Union Pacific Corp.	79	19,392
		145,340
Health Care Equipment & Supplies — 1.0%
Becton Dickinson & Co.	20	4,934
Boston Scientific Corp. *	464	26,831
Medtronic plc	334	27,462
		59,227
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 2.5%
Centene Corp. *	175	13,011
Elevance Health, Inc.	60	28,295
Humana, Inc.	59	27,150
UnitedHealth Group, Inc.	151	79,376
		147,832
Hotels, Restaurants & Leisure — 3.3%
Booking Holdings, Inc. *	10	37,342
Chipotle Mexican Grill, Inc. *	34	77,041
Yum! Brands, Inc.	591	77,224
		191,607
Household Products — 3.2%
Church & Dwight Co., Inc.	411	38,889
Colgate-Palmolive Co.	458	36,473
Kimberly-Clark Corp.	320	38,843
Procter & Gamble Co. (The)	516	75,623
		189,828
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	365	76,531
Industrial REITs — 1.0%
Prologis, Inc.	445	59,342
Insurance — 3.5%
Chubb Ltd.	148	33,334
Globe Life, Inc.	67	8,144
Progressive Corp. (The)	570	90,823
Travelers Cos., Inc. (The)	378	72,057
		204,358
Interactive Media & Services — 2.6%
Alphabet, Inc., Class A *	508	70,977
Meta Platforms, Inc., Class A *	225	79,532
		150,509
IT Services — 2.6%
Accenture plc, Class A	255	89,396
Cognizant Technology Solutions Corp., Class A	718	54,208
VeriSign, Inc. *	49	10,214
		153,818
Life Sciences Tools & Services — 1.1%
Danaher Corp.	116	26,978
Thermo Fisher Scientific, Inc.	76	40,168
		67,146
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.2%
Deere & Co.	100	40,130
Dover Corp.	297	45,606
Otis Worldwide Corp.	507	45,356
		131,092
Media — 1.6%
Charter Communications, Inc., Class A *	38	14,684
Comcast Corp., Class A	1,792	78,592
		93,276
Multi-Utilities — 2.0%
Ameren Corp.	219	15,857
CMS Energy Corp.	401	23,277
Dominion Energy, Inc.	128	6,014
Public Service Enterprise Group, Inc.	1,205	73,664
		118,812
Oil, Gas & Consumable Fuels — 2.5%
ConocoPhillips	435	50,545
EOG Resources, Inc.	311	37,660
Exxon Mobil Corp.	578	57,758
		145,963
Personal Care Products — 0.2%
Kenvue, Inc.	448	9,640
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	1,210	62,098
Eli Lilly & Co.	117	67,841
Johnson & Johnson	161	25,282
Merck & Co., Inc.	290	31,599
		186,820
Residential REITs — 0.2%
Equity Residential	59	3,634
UDR, Inc.	205	7,847
		11,481
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	324	64,333
ASML Holding NV (Registered), NYRS (Netherlands)	51	38,070
NXP Semiconductors NV (China)	346	79,520
Texas Instruments, Inc.	408	69,584
		251,507
Software — 6.7%
Adobe, Inc. *	148	88,344
Autodesk, Inc. *	22	5,383
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	63

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Cadence Design Systems, Inc. *	106	28,832
Intuit, Inc.	153	95,771
Microsoft Corp.	258	97,161
ServiceNow, Inc. *	71	49,912
Synopsys, Inc. *	51	26,018
		391,421
Specialized REITs — 1.9%
American Tower Corp.	37	8,105
Equinix, Inc.	63	50,493
SBA Communications Corp.	214	54,362
		112,960
Specialty Retail — 2.6%
AutoZone, Inc. *	13	32,664
Best Buy Co., Inc.	125	9,779
Burlington Stores, Inc. *	19	3,640
Lowe's Cos., Inc.	310	69,034
O'Reilly Automotive, Inc. *	5	4,890
TJX Cos., Inc. (The)	341	32,018
		152,025
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	56	10,719
Seagate Technology Holdings plc	92	7,889
		18,608
Tobacco — 0.4%
Altria Group, Inc.	185	7,483
Philip Morris International, Inc.	152	14,262
		21,745
Trading Companies & Distributors — 0.1%
WW Grainger, Inc.	6	5,040
Total Common Stocks (Cost $4,246,100)		5,011,562
	PRINCIPAL AMOUNT ($000)
Equity-Linked Notes — 13.6%
BNP Paribas, ELN, 40.46%, 1/9/2024, (linked to S&P 500 Index) (b)	12	49,591
BNP Paribas, ELN, 41.73%, 1/26/2024, (linked to S&P 500 Index) (b)	12	56,360
BNP Paribas, ELN, 42.35%, 1/17/2024, (linked to S&P 500 Index) (b)	12	50,590
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas, ELN, 43.63%, 2/2/2024, (linked to S&P 500 Index) (b)	12	57,456
BofA Finance LLC, ELN, 43.80%, 1/12/2024, (linked to S&P 500 Index) (b)	12	49,595
Canadian Imperial Bank of Commerce, ELN, 42.13%, 2/5/2024, (linked to S&P 500 Index) (Canada) (b)	12	57,283
Goldman Sachs & Co. LLC, ELN, 43.53%, 1/16/2024, (linked to S&P 500 Index) (b)	12	49,557
Goldman Sachs & Co. LLC, ELN, 46.45%, 1/30/2024, (linked to S&P 500 Index) (b)	11	55,527
Royal Bank of Canada, ELN, 47.51%,1/29/2024, (linked to S&P 500 Index) (Canada) (b)	12	56,533
Societe Generale, ELN, 38.15%, 1/5/2024, (linked to S&P 500 Index) (France) (b)	12	48,428
Societe Generale, ELN, 38.94%, 1/19/2024, (linked to S&P 500 Index) (b)	12	52,256
Societe Generale, ELN, 40.12%, 1/8/2024, (linked to S&P 500 Index) (France) (b)	12	48,281
The Bank of Nova Scotia, ELN, 42.11%, 2/6/2024, (linked to S&P 500 Index) (Canada) (b)	12	57,186
UBS Securities LLC, ELN, 37.72%, 1/22/2024, (linked to S&P 500 Index) (Switzerland) (b)	12	54,533
UBS Securities LLC, ELN, 38.46%, 1/23/2024, (linked to S&P 500 Index) (Switzerland) (b)	12	55,711
Total Equity-Linked Notes (Cost $834,981)		798,887
	SHARES (000)
Short-Term Investments — 1.2%
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	61,981	62,006
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	8,336	8,336
Total Investment of Cash Collateral from Securities Loaned (Cost $70,337)		70,342
Total Investments — 100.2% (Cost $5,151,418)		5,880,791
Liabilities in Excess of Other Assets — (0.2)%		(13,495)
NET ASSETS — 100.0%		5,867,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	December 31, 2023

Abbreviations
ELN	Equity-Linked Note
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $68,920.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	20	03/15/2024	USD	4,819	(16)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc.	1,014	54,882
RTX Corp.	1,323	111,274
Textron, Inc.	819	65,872
		232,028
Air Freight & Logistics — 1.1%
FedEx Corp.	194	49,080
United Parcel Service, Inc., Class B	839	131,980
		181,060
Automobile Components — 0.2%
Aptiv plc *	370	33,199
BorgWarner, Inc.	94	3,385
		36,584
Automobiles — 1.5%
Tesla, Inc. * (a)	1,045	259,745
Banks — 3.3%
Bank of America Corp.	5,798	195,208
Fifth Third Bancorp	1,451	50,059
Truist Financial Corp.	2,416	89,189
US Bancorp	2,165	93,688
Wells Fargo & Co. (a)	2,784	137,039
		565,183
Beverages — 2.0%
Coca-Cola Co. (The) (a)	2,626	154,736
Constellation Brands, Inc., Class A	59	14,256
Monster Beverage Corp. *	365	21,058
PepsiCo, Inc. (a)	860	146,091
		336,141
Biotechnology — 2.9%
AbbVie, Inc. (a)	1,314	203,694
Biogen, Inc. * (a)	203	52,617
BioMarin Pharmaceutical, Inc. *	161	15,528
Neurocrine Biosciences, Inc. *	89	11,709
Regeneron Pharmaceuticals, Inc. *	117	102,315
Sarepta Therapeutics, Inc. *	62	5,981
Vertex Pharmaceuticals, Inc. *	257	104,644
		496,488
Broadline Retail — 4.0%
Amazon.com, Inc. * (a)	4,440	674,622
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.0%
Masco Corp.	644	43,123
Trane Technologies plc	504	123,007
		166,130
Capital Markets — 2.7%
Blackstone, Inc.	123	16,036
Charles Schwab Corp. (The)	1,045	71,887
CME Group, Inc.	300	63,189
Goldman Sachs Group, Inc. (The)	160	61,764
Intercontinental Exchange, Inc.	703	90,341
Morgan Stanley	1,018	94,917
S&P Global, Inc.	149	65,520
		463,654
Chemicals — 2.1%
Air Products and Chemicals, Inc.	164	44,788
Dow, Inc.	1,422	77,991
Eastman Chemical Co.	479	43,039
Linde plc	290	119,197
LyondellBasell Industries NV, Class A	412	39,182
PPG Industries, Inc.	227	33,905
		358,102
Commercial Services & Supplies — 0.1%
Cintas Corp. (a)	29	17,642
Communications Equipment — 0.2%
Motorola Solutions, Inc.	95	29,834
Consumer Finance — 0.1%
American Express Co.	74	13,833
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp. (a)	246	162,334
Dollar Tree, Inc. *	152	21,661
Target Corp.	533	75,873
Walmart, Inc.	565	89,083
		348,951
Distributors — 0.1%
LKQ Corp.	291	13,885
Electric Utilities — 1.9%
Constellation Energy Corp.	186	21,697
NextEra Energy, Inc. (a)	1,649	100,189
PG&E Corp.	5,304	95,627
Southern Co. (The)	1,551	108,742
		326,255
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.6%
Eaton Corp. plc	450	108,360
Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	525	15,981
Keysight Technologies, Inc. *	275	43,708
		59,689
Energy Equipment & Services — 0.1%
Baker Hughes Co.	601	20,558
Entertainment — 0.6%
Netflix, Inc. * (a)	165	80,404
Warner Bros Discovery, Inc. *	1,158	13,173
		93,577
Financial Services — 4.7%
Berkshire Hathaway, Inc., Class B * (a)	624	222,504
Block, Inc. *	110	8,531
Fiserv, Inc. *	184	24,447
FleetCor Technologies, Inc. *	229	64,773
Mastercard, Inc., Class A (a)	619	263,727
Visa, Inc., Class A (a)	791	206,003
		789,985
Food Products — 0.7%
Mondelez International, Inc., Class A (a)	1,716	124,292
Ground Transportation — 1.1%
CSX Corp.	988	34,247
Norfolk Southern Corp. (a)	185	43,701
Uber Technologies, Inc. *	1,014	62,433
Union Pacific Corp.	198	48,821
		189,202
Health Care Equipment & Supplies — 2.3%
Baxter International, Inc.	650	25,141
Becton Dickinson & Co.	118	28,661
Boston Scientific Corp. * (a)	2,072	119,756
Dexcom, Inc. *	160	19,917
Intuitive Surgical, Inc. *	100	33,840
Medtronic plc (a)	1,099	90,569
Stryker Corp.	262	78,363
		396,247
Health Care Providers & Services — 2.8%
Centene Corp. * (a)	669	49,667
CVS Health Corp.	310	24,474
Elevance Health, Inc.	156	73,505
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	85	38,856
McKesson Corp.	55	25,330
UnitedHealth Group, Inc. (a)	501	263,974
		475,806
Health Care REITs — 0.5%
Ventas, Inc.	1,161	57,851
Welltower, Inc.	222	20,027
		77,878
Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc. * (a)	34	119,953
Chipotle Mexican Grill, Inc. *	43	98,001
Expedia Group, Inc. *	460	69,812
Marriott International, Inc., Class A	217	48,983
Royal Caribbean Cruises Ltd. *	396	51,315
Yum! Brands, Inc.	552	72,052
		460,116
Household Durables — 0.3%
Lennar Corp., Class A	157	23,393
Toll Brothers, Inc.	197	20,224
		43,617
Household Products — 0.8%
Church & Dwight Co., Inc.	481	45,501
Procter & Gamble Co. (The) (a)	611	89,495
		134,996
Industrial Conglomerates — 1.1%
Honeywell International, Inc. (a)	856	179,512
Industrial REITs — 0.8%
Prologis, Inc.	959	127,886
Insurance — 2.2%
Aflac, Inc.	505	41,646
Chubb Ltd.	239	53,969
Globe Life, Inc.	331	40,297
MetLife, Inc.	551	36,467
Progressive Corp. (The) (a)	631	100,536
Travelers Cos., Inc. (The)	518	98,577
		371,492
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A * (a)	2,471	345,119
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	67

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C * (a)	1,733	244,306
Meta Platforms, Inc., Class A * (a)	1,111	393,310
		982,735
IT Services — 1.3%
Accenture plc, Class A	398	139,681
Cognizant Technology Solutions Corp., Class A	1,007	76,022
		215,703
Life Sciences Tools & Services — 1.3%
Danaher Corp.	457	105,629
Thermo Fisher Scientific, Inc. (a)	211	112,010
		217,639
Machinery — 1.7%
Deere & Co. (a)	357	142,669
Dover Corp.	250	38,477
Ingersoll Rand, Inc.	177	13,678
Otis Worldwide Corp.	980	87,715
		282,539
Media — 1.3%
Charter Communications, Inc., Class A * (a)	166	64,524
Comcast Corp., Class A (a)	3,212	140,841
Liberty Media Corp-Liberty SiriusXM, Class A *	300	8,615
		213,980
Metals & Mining — 0.2%
Nucor Corp.	152	26,422
Multi-Utilities — 0.4%
DTE Energy Co.	75	8,299
Public Service Enterprise Group, Inc.	1,035	63,283
		71,582
Oil, Gas & Consumable Fuels — 3.7%
Chevron Corp. (a)	465	69,400
ConocoPhillips	979	113,605
Diamondback Energy, Inc.	444	68,881
EOG Resources, Inc. (a)	937	113,320
Exxon Mobil Corp. (a)	2,575	257,475
Marathon Oil Corp.	477	11,509
		634,190
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	603	24,250
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	2,087	44,923
Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co. (a)	2,327	119,413
Eli Lilly & Co. (a)	304	177,225
Johnson & Johnson (a)	821	128,728
Merck & Co., Inc.	816	88,916
		514,282
Professional Services — 0.2%
Leidos Holdings, Inc.	357	38,685
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	416	29,362
Sun Communities, Inc.	148	19,771
UDR, Inc.	380	14,549
		63,682
Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc. * (a)	1,004	148,034
Analog Devices, Inc.	656	130,272
Broadcom, Inc.	73	81,102
Lam Research Corp. (a)	204	159,780
NVIDIA Corp. (a)	1,145	567,130
NXP Semiconductors NV (China)	663	152,222
Qorvo, Inc. *	234	26,384
Teradyne, Inc.	363	39,372
Texas Instruments, Inc. (a)	949	161,722
		1,466,018
Software — 10.5%
Adobe, Inc. * (a)	308	184,035
Cadence Design Systems, Inc. *	115	31,315
Intuit, Inc. (a)	205	127,995
Microsoft Corp. (a)	3,368	1,266,423
Oracle Corp.	502	52,871
ServiceNow, Inc. *	160	113,352
		1,775,991
Specialized REITs — 0.7%
Digital Realty Trust, Inc.	448	60,238
SBA Communications Corp.	231	58,680
		118,918
Specialty Retail — 2.6%
AutoNation, Inc. *	178	26,694
AutoZone, Inc. * (a)	36	92,906
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc. (a)	668	52,270
Burlington Stores, Inc. *	180	34,995
Lowe's Cos., Inc. (a)	730	162,553
O'Reilly Automotive, Inc. *	23	21,705
TJX Cos., Inc. (The)	560	52,585
		443,708
Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc. (a)	5,994	1,154,064
Seagate Technology Holdings plc	814	69,483
		1,223,547
Tobacco — 0.4%
Altria Group, Inc. (a)	441	17,769
Philip Morris International, Inc.	457	43,024
		60,793
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	53	30,436
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	171	27,483
Total Common Stocks (Cost $10,276,522)		16,650,856
	NO. OF CONTRACTS
Options Purchased — 0.8%
Put Options Purchased — 0.8%
S&P 500 Index
3/28/2024 at USD 4,510.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 16,869,935
Counterparty: Exchange-Traded * (Cost $141,826)	35,368	138,466
	SHARES (000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (b) (c) (Cost $648,540)	648,540	648,540
Total Investments — 103.1% (Cost $11,066,888)		17,437,862
Liabilities in Excess of Other Assets — (3.1)%		(523,031)
NET ASSETS — 100.0%		16,914,831

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	961	03/15/2024	USD	231,541	8,354

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	69

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Written Call Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,368	USD 16,869,935	USD 5,015.00	3/28/2024	(121,489)
Written Put Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,368	USD 16,869,935	USD 3,800.00	3/28/2024	(22,812)
Total Written Options Contracts (Premiums Received $142,427)						(144,301)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 106.7%
Aerospace & Defense — 1.5%
Howmet Aerospace, Inc.	302	16,340
RTX Corp.	394	33,129
Textron, Inc.	244	19,611
		69,080
Air Freight & Logistics — 1.2%
FedEx Corp.	58	14,608
United Parcel Service, Inc., Class B	250	39,302
		53,910
Automobile Components — 0.2%
Aptiv plc *	110	9,882
BorgWarner, Inc.	28	1,009
		10,891
Automobiles — 1.7%
Tesla, Inc. *	311	77,331
Banks — 3.6%
Bank of America Corp.	1,726	58,118
Fifth Third Bancorp	432	14,904
Truist Financial Corp.	719	26,554
US Bancorp	645	27,893
Wells Fargo & Co.	829	40,797
		168,266
Beverages — 2.1%
Coca-Cola Co. (The)	782	46,073
Constellation Brands, Inc., Class A	17	4,229
Monster Beverage Corp. *	109	6,268
PepsiCo, Inc.	256	43,453
		100,023
Biotechnology — 3.2%
AbbVie, Inc.	391	60,644
Biogen, Inc. *	61	15,665
BioMarin Pharmaceutical, Inc. *	48	4,623
Neurocrine Biosciences, Inc. *	26	3,486
Regeneron Pharmaceuticals, Inc. *	35	30,462
Sarepta Therapeutics, Inc. *	18	1,781
Vertex Pharmaceuticals, Inc. *	77	31,157
		147,818
Broadline Retail — 4.3%
Amazon.com, Inc. * (a)	1,322	200,847
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%
Masco Corp.	192	12,839
Trane Technologies plc	150	36,621
		49,460
Capital Markets — 3.0%
Blackstone, Inc.	37	4,774
Charles Schwab Corp. (The)	311	21,402
CME Group, Inc.	89	18,819
Goldman Sachs Group, Inc. (The)	48	18,372
Intercontinental Exchange, Inc.	209	26,893
Morgan Stanley	303	28,257
S&P Global, Inc.	44	19,510
		138,027
Chemicals — 2.3%
Air Products and Chemicals, Inc.	49	13,334
Dow, Inc.	423	23,220
Eastman Chemical Co.	143	12,814
Linde plc	86	35,487
LyondellBasell Industries NV, Class A	123	11,665
PPG Industries, Inc.	67	10,094
		106,614
Commercial Services & Supplies — 0.1%
Cintas Corp.	9	5,223
Communications Equipment — 0.2%
Motorola Solutions, Inc.	28	8,882
Consumer Finance — 0.1%
American Express Co.	22	4,118
Consumer Staples Distribution & Retail — 2.2%
Costco Wholesale Corp.	73	48,363
Dollar Tree, Inc. *	45	6,444
Target Corp.	159	22,583
Walmart, Inc.	168	26,517
		103,907
Distributors — 0.1%
LKQ Corp.	86	4,134
Electric Utilities — 2.1%
Constellation Energy Corp.	55	6,457
NextEra Energy, Inc.	491	29,830
PG&E Corp.	1,579	28,470
Southern Co. (The)	462	32,373
		97,130
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	71

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.7%
Eaton Corp. plc	134	32,261
Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	156	4,758
Keysight Technologies, Inc. *	83	13,196
		17,954
Energy Equipment & Services — 0.1%
Baker Hughes Co.	179	6,121
Entertainment — 0.6%
Netflix, Inc. *	49	23,954
Warner Bros Discovery, Inc. *	345	3,922
		27,876
Financial Services — 5.1%
Berkshire Hathaway, Inc., Class B * (a)	186	66,250
Block, Inc. *	33	2,539
Fiserv, Inc. *	55	7,280
FleetCor Technologies, Inc. *	68	19,284
Mastercard, Inc., Class A (a)	184	78,517
Visa, Inc., Class A (a)	235	61,261
		235,131
Food Products — 0.8%
Mondelez International, Inc., Class A	511	37,004
Ground Transportation — 1.2%
CSX Corp.	294	10,196
Norfolk Southern Corp.	55	13,011
Uber Technologies, Inc. *	302	18,588
Union Pacific Corp.	59	14,535
		56,330
Health Care Equipment & Supplies — 2.5%
Baxter International, Inc.	194	7,485
Becton Dickinson & Co.	35	8,533
Boston Scientific Corp. *	617	35,654
Dexcom, Inc. *	48	5,930
Intuitive Surgical, Inc. *	30	10,159
Medtronic plc	327	26,964
Stryker Corp.	78	23,337
		118,062
Health Care Providers & Services — 3.0%
Centene Corp. *	199	14,785
CVS Health Corp.	92	7,286
Elevance Health, Inc.	47	21,884
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	25	11,568
McKesson Corp.	17	7,556
UnitedHealth Group, Inc. (a)	149	78,603
		141,682
Health Care REITs — 0.5%
Ventas, Inc.	346	17,223
Welltower, Inc.	66	5,963
		23,186
Hotels, Restaurants & Leisure — 2.9%
Booking Holdings, Inc. *	10	35,809
Chipotle Mexican Grill, Inc. *	13	29,177
Expedia Group, Inc. *	136	20,670
Marriott International, Inc., Class A	65	14,587
Royal Caribbean Cruises Ltd. *	118	15,276
Yum! Brands, Inc.	164	21,450
		136,969
Household Durables — 0.3%
Lennar Corp., Class A	47	6,965
Toll Brothers, Inc.	58	6,020
		12,985
Household Products — 0.9%
Church & Dwight Co., Inc.	143	13,547
Procter & Gamble Co. (The)	182	26,644
		40,191
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	255	53,445
Industrial REITs — 0.8%
Prologis, Inc.	286	38,074
Insurance — 2.4%
Aflac, Inc.	150	12,399
Chubb Ltd.	71	16,068
Globe Life, Inc.	99	11,990
MetLife, Inc.	164	10,859
Progressive Corp. (The)	188	29,932
Travelers Cos., Inc. (The)	154	29,348
		110,596
Interactive Media & Services — 6.3%
Alphabet, Inc., Class A * (a)	736	102,749
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C * (a)	516	72,736
Meta Platforms, Inc., Class A * (a)	331	117,102
		292,587
IT Services — 1.4%
Accenture plc, Class A	118	41,583
Cognizant Technology Solutions Corp., Class A	300	22,633
		64,216
Life Sciences Tools & Services — 1.4%
Danaher Corp.	136	31,448
Thermo Fisher Scientific, Inc.	63	33,347
		64,795
Machinery — 1.8%
Deere & Co.	106	42,475
Dover Corp.	74	11,456
Ingersoll Rand, Inc.	53	4,070
Otis Worldwide Corp.	292	26,114
		84,115
Media — 1.4%
Charter Communications, Inc., Class A *	50	19,210
Comcast Corp., Class A	956	41,931
Liberty Media Corp-Liberty SiriusXM, Class A *	89	2,564
		63,705
Metals & Mining — 0.2%
Nucor Corp.	45	7,866
Multi-Utilities — 0.5%
DTE Energy Co.	23	2,474
Public Service Enterprise Group, Inc.	308	18,841
		21,315
Oil, Gas & Consumable Fuels — 4.1%
Chevron Corp.	139	20,662
ConocoPhillips	291	33,823
Diamondback Energy, Inc.	132	20,507
EOG Resources, Inc.	279	33,740
Exxon Mobil Corp. (a)	767	76,654
Marathon Oil Corp.	142	3,426
		188,812
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	179	7,220
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	600	12,927
Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	693	35,550
Eli Lilly & Co.	90	52,748
Johnson & Johnson	245	38,325
Merck & Co., Inc.	243	26,472
		153,095
Professional Services — 0.2%
Leidos Holdings, Inc.	106	11,517
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	124	8,741
Sun Communities, Inc.	44	5,883
UDR, Inc.	113	4,331
		18,955
Semiconductors & Semiconductor Equipment — 9.4%
Advanced Micro Devices, Inc. *	299	44,073
Analog Devices, Inc.	195	38,784
Broadcom, Inc.	22	24,112
Lam Research Corp.	61	47,570
NVIDIA Corp. (a)	341	168,846
NXP Semiconductors NV (China)	197	45,324
Qorvo, Inc. *	70	7,854
Teradyne, Inc.	108	11,722
Texas Instruments, Inc.	282	48,148
		436,433
Software — 11.4%
Adobe, Inc. *	92	54,791
Cadence Design Systems, Inc. *	34	9,321
Intuit, Inc.	61	38,107
Microsoft Corp. (a)	1,003	377,040
Oracle Corp.	149	15,739
ServiceNow, Inc. *	48	33,748
		528,746
Specialized REITs — 0.8%
Digital Realty Trust, Inc.	133	17,930
SBA Communications Corp.	69	17,471
		35,401
Specialty Retail — 2.8%
AutoNation, Inc. *	53	7,948
AutoZone, Inc. *	11	27,586
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	73

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	199	15,566
Burlington Stores, Inc. *	53	10,419
Lowe's Cos., Inc.	217	48,395
O'Reilly Automotive, Inc. *	7	6,462
TJX Cos., Inc. (The)	167	15,656
		132,032
Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc. (a)	1,785	343,584
Seagate Technology Holdings plc	242	20,687
		364,271
Tobacco — 0.4%
Altria Group, Inc.	131	5,290
Philip Morris International, Inc.	136	12,809
		18,099
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	16	9,061
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	51	8,174
Total Common Stocks (Cost $3,990,020)		4,956,870
	NO. OF CONTRACTS
Options Purchased — 0.0% ^
Put Options Purchased — 0.0% ^
S&P 500 Index
1/31/2024 at USD 3,965.00 , European Style
Notional Amount: USD 5,038,848
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Counterparty: Exchange-Traded * (Cost $62,967)	10,564	1,479
	SHARES (000)
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $78,904)	78,904	78,904
Total Investments — 108.4% (Cost $4,131,891)		5,037,253
Liabilities in Excess of Other Assets — (8.4)%		(389,325)
NET ASSETS — 100.0%		4,647,928

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	341	03/15/2024	USD	82,160	2,850

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	December 31, 2023

Written Call Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,564	USD 5,038,848	USD 4,425.00	1/31/2024	(394,460)
Written Put Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,564	USD 5,038,848	USD 3,340.00	1/31/2024	(422)
Total Written Options Contracts (Premiums Received $62,039)						(394,882)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	75

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 101.4%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc.	177	9,573
RTX Corp.	230	19,409
Textron, Inc.	143	11,489
		40,471
Air Freight & Logistics — 1.1%
FedEx Corp.	34	8,558
United Parcel Service, Inc., Class B	146	23,025
		31,583
Automobile Components — 0.2%
Aptiv plc *	65	5,789
BorgWarner, Inc.	16	591
		6,380
Automobiles — 1.6%
Tesla, Inc. *	182	45,305
Banks — 3.4%
Bank of America Corp.	1,011	34,049
Fifth Third Bancorp	253	8,731
Truist Financial Corp.	421	15,557
US Bancorp	378	16,342
Wells Fargo & Co.	486	23,901
		98,580
Beverages — 2.0%
Coca-Cola Co. (The)	458	26,991
Constellation Brands, Inc., Class A	10	2,487
Monster Beverage Corp. *	64	3,672
PepsiCo, Inc.	150	25,482
		58,632
Biotechnology — 3.0%
AbbVie, Inc.	229	35,529
Biogen, Inc. *	35	9,178
BioMarin Pharmaceutical, Inc. *	28	2,708
Neurocrine Biosciences, Inc. *	16	2,042
Regeneron Pharmaceuticals, Inc. *	20	17,847
Sarepta Therapeutics, Inc. *	11	1,043
Vertex Pharmaceuticals, Inc. *	45	18,254
		86,601
Broadline Retail — 4.1%
Amazon.com, Inc. * (a)	775	117,669
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.0%
Masco Corp.	112	7,521
Trane Technologies plc	88	21,455
		28,976
Capital Markets — 2.8%
Blackstone, Inc.	21	2,797
Charles Schwab Corp. (The)	182	12,539
CME Group, Inc.	52	11,024
Goldman Sachs Group, Inc. (The)	28	10,765
Intercontinental Exchange, Inc.	123	15,758
Morgan Stanley	178	16,555
S&P Global, Inc.	26	11,430
		80,868
Chemicals — 2.2%
Air Products and Chemicals, Inc.	28	7,812
Dow, Inc.	248	13,603
Eastman Chemical Co.	84	7,507
Linde plc	51	20,791
LyondellBasell Industries NV, Class A	72	6,834
PPG Industries, Inc.	39	5,914
		62,461
Commercial Services & Supplies — 0.1%
Cintas Corp.	5	3,046
Communications Equipment — 0.2%
Motorola Solutions, Inc.	17	5,204
Consumer Finance — 0.1%
American Express Co.	13	2,413
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	43	28,333
Dollar Tree, Inc. *	27	3,775
Target Corp.	93	13,231
Walmart, Inc.	98	15,535
		60,874
Distributors — 0.1%
LKQ Corp.	51	2,422
Electric Utilities — 2.0%
Constellation Energy Corp.	32	3,783
NextEra Energy, Inc.	288	17,476
PG&E Corp.	925	16,679
Southern Co. (The)	271	18,968
		56,906
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.7%
Eaton Corp. plc	79	18,903
Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	92	2,787
Keysight Technologies, Inc. *	48	7,626
		10,413
Energy Equipment & Services — 0.1%
Baker Hughes Co.	105	3,586
Entertainment — 0.6%
Netflix, Inc. *	29	14,034
Warner Bros Discovery, Inc. *	202	2,298
		16,332
Financial Services — 4.8%
Berkshire Hathaway, Inc., Class B *	109	38,813
Block, Inc. *	19	1,488
Fiserv, Inc. *	32	4,265
FleetCor Technologies, Inc. *	40	11,298
Mastercard, Inc., Class A	108	45,999
Visa, Inc., Class A	138	35,930
		137,793
Food Products — 0.8%
Mondelez International, Inc., Class A	299	21,679
Ground Transportation — 1.1%
CSX Corp.	172	5,973
Norfolk Southern Corp.	32	7,622
Uber Technologies, Inc. *	177	10,890
Union Pacific Corp.	35	8,516
		33,001
Health Care Equipment & Supplies — 2.4%
Baxter International, Inc.	113	4,385
Becton Dickinson & Co.	20	4,999
Boston Scientific Corp. *	361	20,889
Dexcom, Inc. *	28	3,474
Intuitive Surgical, Inc. *	18	5,945
Medtronic plc	192	15,797
Stryker Corp.	46	13,673
		69,162
Health Care Providers & Services — 2.9%
Centene Corp. *	117	8,662
CVS Health Corp.	54	4,269
Elevance Health, Inc.	27	12,821
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	15	6,778
McKesson Corp.	10	4,427
UnitedHealth Group, Inc.	87	46,050
		83,007
Health Care REITs — 0.5%
Ventas, Inc.	202	10,090
Welltower, Inc.	39	3,494
		13,584
Hotels, Restaurants & Leisure — 2.8%
Booking Holdings, Inc. *	6	20,975
Chipotle Mexican Grill, Inc. *	8	17,093
Expedia Group, Inc. *	80	12,175
Marriott International, Inc., Class A	38	8,549
Royal Caribbean Cruises Ltd. *	69	8,949
Yum! Brands, Inc.	96	12,567
		80,308
Household Durables — 0.3%
Lennar Corp., Class A	28	4,080
Toll Brothers, Inc.	34	3,527
		7,607
Household Products — 0.8%
Church & Dwight Co., Inc.	84	7,936
Procter & Gamble Co. (The)	107	15,610
		23,546
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	149	31,311
Industrial REITs — 0.8%
Prologis, Inc.	167	22,306
Insurance — 2.3%
Aflac, Inc.	88	7,264
Chubb Ltd.	42	9,413
Globe Life, Inc.	58	7,025
MetLife, Inc.	96	6,362
Progressive Corp. (The)	110	17,536
Travelers Cos., Inc. (The)	90	17,194
		64,794
Interactive Media & Services — 6.0%
Alphabet, Inc., Class A *	431	60,197
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	77

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C *	302	42,613
Meta Platforms, Inc., Class A * (a)	194	68,605
		171,415
IT Services — 1.3%
Accenture plc, Class A	69	24,363
Cognizant Technology Solutions Corp., Class A	176	13,260
		37,623
Life Sciences Tools & Services — 1.3%
Danaher Corp.	79	18,424
Thermo Fisher Scientific, Inc.	37	19,529
		37,953
Machinery — 1.7%
Deere & Co.	62	24,885
Dover Corp.	44	6,711
Ingersoll Rand, Inc.	31	2,385
Otis Worldwide Corp.	171	15,299
		49,280
Media — 1.3%
Charter Communications, Inc., Class A *	29	11,255
Comcast Corp., Class A	560	24,565
Liberty Media Corp-Liberty SiriusXM, Class A *	52	1,502
		37,322
Metals & Mining — 0.2%
Nucor Corp.	27	4,609
Multi-Utilities — 0.4%
DTE Energy Co.	13	1,450
Public Service Enterprise Group, Inc.	181	11,037
		12,487
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	81	12,105
ConocoPhillips	171	19,815
Diamondback Energy, Inc.	78	12,014
EOG Resources, Inc.	163	19,767
Exxon Mobil Corp.	449	44,909
Marathon Oil Corp.	83	2,007
		110,617
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	105	4,230
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	364	7,836
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	406	20,827
Eli Lilly & Co.	53	30,903
Johnson & Johnson	143	22,453
Merck & Co., Inc.	142	15,507
		89,690
Professional Services — 0.2%
Leidos Holdings, Inc.	62	6,747
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	73	5,122
Sun Communities, Inc.	26	3,446
UDR, Inc.	66	2,537
		11,105
Semiconductors & Semiconductor Equipment — 8.9%
Advanced Micro Devices, Inc. *	175	25,823
Analog Devices, Inc.	114	22,723
Broadcom, Inc.	13	14,133
Lam Research Corp.	36	27,870
NVIDIA Corp. (a)	200	98,920
NXP Semiconductors NV (China)	116	26,553
Qorvo, Inc. *	41	4,601
Teradyne, Inc.	63	6,868
Texas Instruments, Inc.	165	28,208
		255,699
Software — 10.8%
Adobe, Inc. *	54	32,102
Cadence Design Systems, Inc. *	20	5,461
Intuit, Inc.	36	22,325
Microsoft Corp. (a)	587	220,893
Oracle Corp.	87	9,221
ServiceNow, Inc. *	28	19,771
		309,773
Specialized REITs — 0.7%
Digital Realty Trust, Inc.	78	10,504
SBA Communications Corp.	40	10,235
		20,739
Specialty Retail — 2.7%
AutoNation, Inc. *	31	4,656
AutoZone, Inc. *	6	16,163
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	117	9,120
Burlington Stores, Inc. *	31	6,104
Lowe's Cos., Inc.	127	28,353
O'Reilly Automotive, Inc. *	4	3,786
TJX Cos., Inc. (The)	98	9,172
		77,354
Technology Hardware, Storage & Peripherals — 7.5%
Apple, Inc. (a)	1,046	201,292
Seagate Technology Holdings plc	142	12,120
		213,412
Tobacco — 0.4%
Altria Group, Inc.	77	3,100
Philip Morris International, Inc.	80	7,504
		10,604
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	9	5,288
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	30	4,794
Total Common Stocks (Cost $2,327,953)		2,904,300
	NO. OF CONTRACTS
Options Purchased — 0.3%
Put Options Purchased — 0.3%
S&P 500 Index
2/29/2024 at USD 4,320.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 2,920,567
Counterparty: Exchange-Traded * (Cost $23,457)	6,123	7,195
	SHARES (000)
Short-Term Investments — 0.6%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $15,876)	15,876	15,876
Total Investments — 102.3% (Cost $2,367,286)		2,927,371
Liabilities in Excess of Other Assets — (2.3)%		(64,614)
NET ASSETS — 100.0%		2,862,757

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	69	03/15/2024	USD	16,625	547

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	79

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Written Call Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	6,123	USD 2,920,567	USD 4,810.00	2/29/2024	(54,954)
Written Put Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	6,123	USD 2,920,567	USD 3,640.00	2/29/2024	(1,378)
Total Written Options Contracts (Premiums Received $23,066)						(56,332)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Aerospace & Defense — 1.4%
TransDigm Group, Inc.	987	998,456
Automobiles — 2.5%
Tesla, Inc. *	7,269	1,806,238
Beverages — 1.0%
Celsius Holdings, Inc. *	8,997	490,488
Monster Beverage Corp. *	4,265	245,729
		736,217
Biotechnology — 3.0%
Alnylam Pharmaceuticals, Inc. *	725	138,835
Exact Sciences Corp. *	7,311	540,882
Moderna, Inc. *	895	89,045
Regeneron Pharmaceuticals, Inc. *	1,643	1,442,633
		2,211,395
Broadline Retail — 8.6%
Amazon.com, Inc. *	33,523	5,093,478
MercadoLibre, Inc. (Brazil) *	733	1,152,036
		6,245,514
Building Products — 1.0%
Trane Technologies plc	3,144	766,718
Capital Markets — 1.5%
Blackstone, Inc.	4,391	574,806
Charles Schwab Corp. (The)	1,566	107,725
Morgan Stanley	3,450	321,754
MSCI, Inc.	216	122,145
		1,126,430
Communications Equipment — 0.8%
Arista Networks, Inc. *	2,439	574,428
Construction & Engineering — 0.6%
Quanta Services, Inc.	1,906	411,223
Electrical Equipment — 1.7%
Eaton Corp. plc	5,024	1,209,873
Electronic Equipment, Instruments & Components — 1.5%
Amphenol Corp., Class A	7,201	713,831
Jabil, Inc.	2,988	380,650
		1,094,481
Entertainment — 3.0%
Netflix, Inc. *	4,002	1,948,215
Spotify Technology SA *	1,306	245,459
		2,193,674
INVESTMENTS	SHARES (000)	VALUE ($000)

Financial Services — 2.9%
Block, Inc. *	1,513	117,049
Mastercard, Inc., Class A	4,607	1,964,932
		2,081,981
Ground Transportation — 2.1%
Uber Technologies, Inc. *	24,458	1,505,904
Health Care Equipment & Supplies — 0.9%
Align Technology, Inc. *	684	187,304
Edwards Lifesciences Corp. *	2,558	195,047
Intuitive Surgical, Inc. *	874	294,945
		677,296
Health Care Providers & Services — 1.4%
HCA Healthcare, Inc.	605	163,778
McKesson Corp.	1,912	885,451
		1,049,229
Hotels, Restaurants & Leisure — 4.0%
Airbnb, Inc., Class A *	1,913	260,475
Chipotle Mexican Grill, Inc. *	389	888,960
DoorDash, Inc., Class A *	4,306	425,840
Marriott International, Inc., Class A	4,292	967,848
Starbucks Corp.	3,815	366,299
		2,909,422
Household Durables — 0.6%
DR Horton, Inc.	3,028	460,131
Interactive Media & Services — 9.0%
Alphabet, Inc., Class C *	19,597	2,761,808
Meta Platforms, Inc., Class A *	10,689	3,783,394
		6,545,202
IT Services — 2.4%
Cognizant Technology Solutions Corp., Class A	4,572	345,315
MongoDB, Inc. *	705	288,190
Shopify, Inc., Class A (Canada) *	14,049	1,094,465
		1,727,970
Life Sciences Tools & Services — 0.0% ^
Thermo Fisher Scientific, Inc.	71	37,628
Machinery — 0.7%
Deere & Co.	1,214	485,470
Media — 0.7%
Trade Desk, Inc. (The), Class A *	6,879	495,046
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	81

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	6,345	270,096
Oil, Gas & Consumable Fuels — 1.0%
Cheniere Energy, Inc.	1,948	332,491
ConocoPhillips	3,566	413,979
		746,470
Personal Care Products — 0.0% ^
Estee Lauder Cos., Inc. (The), Class A	269	39,364
Pharmaceuticals — 4.7%
Eli Lilly & Co.	5,841	3,404,901
Semiconductors & Semiconductor Equipment — 10.3%
Advanced Micro Devices, Inc. *	4,677	689,431
ASML Holding NV (Registered), NYRS (Netherlands)	332	251,468
Broadcom, Inc.	1,724	1,924,716
First Solar, Inc. *	875	150,673
Lam Research Corp.	754	590,576
NVIDIA Corp.	7,409	3,669,211
ON Semiconductor Corp. *	3,193	266,661
		7,542,736
Software — 22.1%
Adobe, Inc. *	2,161	1,289,356
HubSpot, Inc. *	800	464,496
Intuit, Inc.	1,363	852,162
Microsoft Corp.	22,211	8,352,184
Oracle Corp.	11,513	1,213,775
Palo Alto Networks, Inc. *	1,831	539,809
Salesforce, Inc. *	4,807	1,264,789
ServiceNow, Inc. *	901	636,800
Synopsys, Inc. *	1,902	979,578
Workday, Inc., Class A *	1,880	519,049
		16,111,998
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 1.8%
AutoZone, Inc. *	226	585,028
Lowe's Cos., Inc.	3,186	708,903
		1,293,931
Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.	20,133	3,876,185
Trading Companies & Distributors — 0.6%
WW Grainger, Inc.	516	427,910
Total Common Stocks (Cost $47,592,591)		71,063,517
Short-Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $1,965,567)	1,964,994	1,966,566
Total Investments — 100.2% (Cost $49,558,158)		73,030,083
Liabilities in Excess of Other Assets — (0.2)%		(174,551)
NET ASSETS — 100.0%		72,855,532

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%
Aerospace & Defense — 2.3%
Boeing Co. (The) *	268	69,883
Howmet Aerospace, Inc.	257	13,924
		83,807
Air Freight & Logistics — 2.0%
FedEx Corp.	143	36,338
United Parcel Service, Inc., Class B	231	36,285
		72,623
Banks — 13.8%
Bank of America Corp.	5,165	173,899
Citigroup, Inc.	1,452	74,707
Fifth Third Bancorp	1,419	48,957
PNC Financial Services Group, Inc. (The)	231	35,705
Truist Financial Corp.	2,532	93,485
Wells Fargo & Co.	1,513	74,475
		501,228
Beverages — 0.4%
Keurig Dr Pepper, Inc.	434	14,466
Biotechnology — 4.0%
AbbVie, Inc.	549	85,146
Biogen, Inc. *	165	42,577
BioMarin Pharmaceutical, Inc. *	190	18,291
		146,014
Building Products — 1.7%
Carrier Global Corp.	357	20,504
Masco Corp.	607	40,693
		61,197
Capital Markets — 3.9%
Charles Schwab Corp. (The)	418	28,805
Goldman Sachs Group, Inc. (The)	100	38,461
Intercontinental Exchange, Inc.	149	19,128
Raymond James Financial, Inc. (a)	492	54,869
		141,263
Chemicals — 3.1%
Air Products and Chemicals, Inc.	53	14,484
Chemours Co. (The)	1,752	55,264
FMC Corp. (a)	673	42,418
		112,166
Consumer Staples Distribution & Retail — 4.1%
BJ's Wholesale Club Holdings, Inc. *	419	27,951
Dollar Tree, Inc. *	132	18,793
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — continued
Performance Food Group Co. *	702	48,521
Walmart, Inc.	344	54,124
		149,389
Containers & Packaging — 1.6%
Graphic Packaging Holding Co.	730	17,997
Silgan Holdings, Inc.	885	40,030
		58,027
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	1,040	17,446
Electric Utilities — 2.0%
Entergy Corp.	533	53,885
NextEra Energy, Inc.	302	18,352
		72,237
Electrical Equipment — 1.9%
Emerson Electric Co.	624	60,697
Vertiv Holdings Co., Class A	170	8,164
		68,861
Entertainment — 2.3%
Endeavor Group Holdings, Inc., Class A (a)	858	20,371
Walt Disney Co. (The) *	405	36,532
Warner Bros Discovery, Inc. * (a)	2,200	25,033
		81,936
Financial Services — 5.6%
Berkshire Hathaway, Inc., Class B *	176	62,704
Fidelity National Information Services, Inc.	798	47,925
Fiserv, Inc. *	642	85,313
Rocket Cos., Inc., Class A * (a)	541	7,838
		203,780
Food Products — 1.1%
Lamb Weston Holdings, Inc.	348	37,661
Ground Transportation — 1.4%
CSX Corp.	1,054	36,531
Knight-Swift Transportation Holdings, Inc.	245	14,153
		50,684
Health Care Equipment & Supplies — 2.8%
Baxter International, Inc.	436	16,856
Medtronic plc	639	52,682
Zimmer Biomet Holdings, Inc.	265	32,217
		101,755
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	83

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 3.4%
Centene Corp. *	883	65,498
CVS Health Corp.	569	44,965
Humana, Inc.	24	10,759
		121,222
Health Care REITs — 0.3%
Ventas, Inc.	227	11,337
Hotels, Restaurants & Leisure — 1.3%
Carnival Corp. *	660	12,227
Royal Caribbean Cruises Ltd. *	266	34,487
		46,714
Household Durables — 0.4%
Lennar Corp., Class A	98	14,606
Industrial Conglomerates — 1.5%
Honeywell International, Inc.	260	54,481
Insurance — 2.6%
MetLife, Inc.	509	33,651
Travelers Cos., Inc. (The)	321	61,184
		94,835
Interactive Media & Services — 1.0%
Meta Platforms, Inc., Class A *	106	37,626
Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	51	27,326
Machinery — 0.6%
Middleby Corp. (The) *	136	19,946
Media — 3.7%
Charter Communications, Inc., Class A *	116	44,988
Comcast Corp., Class A	1,106	48,523
Interpublic Group of Cos., Inc. (The)	663	21,650
Liberty Media Corp-Liberty SiriusXM, Class A * (a)	665	19,109
		134,270
Metals & Mining — 1.4%
Alcoa Corp.	549	18,673
Freeport-McMoRan, Inc.	248	10,571
Kinross Gold Corp. (Canada)	1,483	8,968
Steel Dynamics, Inc.	93	10,948
		49,160
Multi-Utilities — 1.9%
CMS Energy Corp.	296	17,173
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
DTE Energy Co.	162	17,822
Public Service Enterprise Group, Inc.	553	33,845
		68,840
Office REITs — 0.5%
Vornado Realty Trust (a)	614	17,349
Oil, Gas & Consumable Fuels — 5.2%
Chevron Corp.	585	87,302
Exxon Mobil Corp.	664	66,370
Pioneer Natural Resources Co.	149	33,420
		187,092
Passenger Airlines — 0.6%
Southwest Airlines Co.	789	22,792
Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	1,359	69,729
Residential REITs — 0.7%
Equity Residential	433	26,478
Retail REITs — 0.9%
Kimco Realty Corp.	1,558	33,194
Semiconductors & Semiconductor Equipment — 5.2%
Intel Corp.	321	16,148
Microchip Technology, Inc.	336	30,311
NXP Semiconductors NV (China)	177	40,565
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	354	36,847
Texas Instruments, Inc.	382	65,083
		188,954
Software — 1.5%
Oracle Corp.	343	36,141
Salesforce, Inc. *	74	19,508
		55,649
Specialized REITs — 2.0%
Digital Realty Trust, Inc.	538	72,362
Specialty Retail — 1.2%
Best Buy Co., Inc.	348	27,222
Burlington Stores, Inc. *	86	16,678
		43,900
Technology Hardware, Storage & Peripherals — 0.8%
Seagate Technology Holdings plc	345	29,491
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — 1.9%
Capri Holdings Ltd. *	218	10,952
Kontoor Brands, Inc.	752	46,956
Tapestry, Inc.	273	10,056
		67,964
Tobacco — 0.5%
Philip Morris International, Inc.	181	17,037
Trading Companies & Distributors — 3.3%
AerCap Holdings NV (Ireland) *	665	49,443
Air Lease Corp., Class A	520	21,804
WESCO International, Inc.	274	47,673
		118,920
Total Common Stocks (Cost $3,150,558)		3,605,814
Short-Term Investments — 1.7%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $30,619)	30,604	30,628
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	25,997	26,007
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	5,429	5,429
Total Investment of Cash Collateral from Securities Loaned (Cost $31,436)		31,436
Total Short-Term Investments (Cost $62,055)		62,064
Total Investments — 101.3% (Cost $3,212,613)		3,667,878
Liabilities in Excess of Other Assets — (1.3)%		(45,500)
NET ASSETS — 100.0%		3,622,378

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $29,877.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.9%
Aerospace & Defense — 1.6%
Northrop Grumman Corp.	4	1,840
RTX Corp.	11	894
		2,734
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	11	1,695
Automobile Components — 0.5%
Lear Corp.	6	876
Banks — 8.2%
Bank of America Corp.	100	3,380
Citigroup, Inc.	40	2,055
Citizens Financial Group, Inc.	30	985
M&T Bank Corp.	11	1,506
PNC Financial Services Group, Inc. (The)	13	2,087
Wells Fargo & Co.	78	3,826
		13,839
Beverages — 1.2%
Coca-Cola Co. (The)	36	2,092
Biotechnology — 3.5%
AbbVie, Inc.	14	2,135
Regeneron Pharmaceuticals, Inc. *	2	1,477
Vertex Pharmaceuticals, Inc. *	5	2,232
		5,844
Building Products — 2.1%
Johnson Controls International plc	22	1,275
Trane Technologies plc	9	2,258
		3,533
Capital Markets — 5.3%
BlackRock, Inc.	4	3,552
Charles Schwab Corp. (The)	25	1,717
CME Group, Inc.	5	1,122
Morgan Stanley	28	2,591
		8,982
Chemicals — 3.4%
Axalta Coating Systems Ltd. *	63	2,134
DuPont de Nemours, Inc.	19	1,504
Linde plc	5	2,077
		5,715
Communications Equipment — 0.5%
Cisco Systems, Inc.	16	812
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 0.8%
Ally Financial, Inc.	21	714
Capital One Financial Corp.	5	676
		1,390
Consumer Staples Distribution & Retail — 1.1%
Target Corp.	5	721
Walmart, Inc.	7	1,092
		1,813
Containers & Packaging — 0.7%
Berry Global Group, Inc.	16	1,098
Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	67	2,537
Electric Utilities — 3.9%
Constellation Energy Corp.	11	1,271
Entergy Corp.	13	1,262
NextEra Energy, Inc.	46	2,820
Xcel Energy, Inc.	18	1,119
		6,472
Electrical Equipment — 2.2%
Eaton Corp. plc	16	3,748
Electronic Equipment, Instruments & Components — 0.6%
Teledyne Technologies, Inc. *	2	934
Entertainment — 0.4%
Netflix, Inc. *	1	707
Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B *	9	3,323
Fidelity National Information Services, Inc.	10	621
Fiserv, Inc. *	6	750
FleetCor Technologies, Inc. *	3	880
Mastercard, Inc., Class A	3	1,114
		6,688
Food Products — 1.8%
Mondelez International, Inc., Class A	34	2,444
Tyson Foods, Inc., Class A	11	621
		3,065
Ground Transportation — 3.0%
CSX Corp.	56	1,937
Norfolk Southern Corp.	10	2,368
Uber Technologies, Inc. *	13	787
		5,092
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 2.8%
Baxter International, Inc.	23	894
Boston Scientific Corp. *	27	1,559
Medtronic plc	27	2,185
		4,638
Health Care Providers & Services — 3.1%
Centene Corp. *	18	1,329
Cigna Group (The)	8	2,347
UnitedHealth Group, Inc.	3	1,618
		5,294
Health Care REITs — 0.6%
Ventas, Inc.	20	998
Hotel & Resort REITs — 0.5%
Host Hotels & Resorts, Inc.	46	901
Hotels, Restaurants & Leisure — 1.9%
Expedia Group, Inc. *	6	976
McDonald's Corp.	6	1,703
Travel + Leisure Co.	15	581
		3,260
Household Durables — 0.3%
Whirlpool Corp.	5	573
Household Products — 1.6%
Procter & Gamble Co. (The)	13	1,905
Spectrum Brands Holdings, Inc.	9	726
		2,631
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	10	2,192
Industrial REITs — 2.2%
Prologis, Inc.	28	3,688
Insurance — 3.2%
Loews Corp.	37	2,554
Travelers Cos., Inc. (The)	14	2,794
		5,348
Interactive Media & Services — 0.9%
Meta Platforms, Inc., Class A *	5	1,598
IT Services — 0.7%
Cognizant Technology Solutions Corp., Class A	15	1,097
INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	9	1,230
Danaher Corp.	4	910
		2,140
Machinery — 3.4%
Deere & Co.	3	1,048
Dover Corp.	13	2,026
Parker-Hannifin Corp.	6	2,646
		5,720
Media — 2.2%
Charter Communications, Inc., Class A *	2	819
Comcast Corp., Class A	65	2,843
		3,662
Multi-Utilities — 1.5%
CMS Energy Corp.	17	983
Public Service Enterprise Group, Inc.	24	1,462
		2,445
Oil, Gas & Consumable Fuels — 8.7%
Cheniere Energy, Inc.	10	1,775
ConocoPhillips	36	4,109
Diamondback Energy, Inc.	8	1,187
EOG Resources, Inc.	18	2,220
Exxon Mobil Corp.	40	4,012
Phillips 66	10	1,343
		14,646
Personal Care Products — 0.3%
Kenvue, Inc.	20	438
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	53	2,728
Eli Lilly & Co.	2	1,206
Jazz Pharmaceuticals plc *	8	1,008
Johnson & Johnson	8	1,313
Merck & Co., Inc.	15	1,578
Pfizer, Inc.	18	504
		8,337
Professional Services — 0.8%
Booz Allen Hamilton Holding Corp.	7	894
SS&C Technologies Holdings, Inc.	6	387
		1,281
Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A *	14	1,321
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc. *	12	1,789
Analog Devices, Inc.	9	1,817
NXP Semiconductors NV (China)	5	1,007
Texas Instruments, Inc.	12	2,087
		6,700
Software — 1.2%
Microsoft Corp.	5	1,957
Specialized REITs — 0.6%
Digital Realty Trust, Inc.	7	996
Specialty Retail — 2.4%
AutoZone, Inc. *	1	1,427
Lowe's Cos., Inc.	5	1,172
O'Reilly Automotive, Inc. *	1	1,429
		4,028
Tobacco — 1.3%
Philip Morris International, Inc.	23	2,118
Total Common Stocks (Cost $136,337)		167,673
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.5%
Investment Companies — 0.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $872)	871	872
Total Investments — 100.4% (Cost $137,209)		168,545
Liabilities in Excess of Other Assets — (0.4)%		(659)
NET ASSETS — 100.0%		167,886

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	4	03/15/2024	USD	964	36

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 2.5%
Howmet Aerospace, Inc.	2,595	140,470
Northrop Grumman Corp.	1,039	486,197
		626,667
Automobiles — 0.7%
Tesla, Inc. *	683	169,657
Banks — 3.6%
US Bancorp	7,860	340,164
Wells Fargo & Co.	11,528	567,427
		907,591
Beverages — 2.3%
Coca-Cola Co. (The)	9,985	588,423
Biotechnology — 6.3%
AbbVie, Inc.	4,410	683,490
Biogen, Inc. *	816	211,283
Regeneron Pharmaceuticals, Inc. *	547	480,013
Vertex Pharmaceuticals, Inc. *	554	225,376
		1,600,162
Broadline Retail — 4.6%
Amazon.com, Inc. *	7,712	1,171,702
Building Products — 1.1%
Trane Technologies plc	1,176	286,862
Capital Markets — 4.9%
Ameriprise Financial, Inc.	947	359,760
Morgan Stanley	6,764	630,712
S&P Global, Inc.	575	253,251
		1,243,723
Chemicals — 1.5%
Eastman Chemical Co.	1,470	132,049
PPG Industries, Inc.	1,681	251,309
		383,358
Construction Materials — 1.3%
Vulcan Materials Co.	1,468	333,303
Consumer Finance — 1.6%
American Express Co.	2,170	406,467
Electric Utilities — 4.0%
NextEra Energy, Inc.	9,175	557,302
PG&E Corp.	25,264	455,514
		1,012,816
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.0%
Eaton Corp. plc	2,128	512,522
Energy Equipment & Services — 2.4%
Baker Hughes Co.	17,704	605,129
Financial Services — 2.6%
FleetCor Technologies, Inc. *	426	120,438
Mastercard, Inc., Class A	1,296	552,866
		673,304
Ground Transportation — 3.2%
CSX Corp.	7,148	247,810
Norfolk Southern Corp.	1,573	371,890
Uber Technologies, Inc. *	2,978	183,366
		803,066
Health Care Equipment & Supplies — 1.4%
Stryker Corp.	1,228	367,761
Health Care Providers & Services — 3.2%
UnitedHealth Group, Inc.	1,527	803,719
Hotels, Restaurants & Leisure — 2.9%
Marriott International, Inc., Class A	672	151,582
McDonald's Corp.	1,996	591,844
		743,426
Industrial REITs — 2.3%
Prologis, Inc.	4,491	598,661
Insurance — 0.9%
Progressive Corp. (The)	1,380	219,805
Interactive Media & Services — 5.9%
Alphabet, Inc., Class A *	5,497	767,783
Meta Platforms, Inc., Class A *	2,060	729,229
		1,497,012
IT Services — 1.4%
Accenture plc, Class A	987	346,390
Life Sciences Tools & Services — 1.1%
Danaher Corp.	1,266	292,931
Machinery — 2.5%
Deere & Co.	1,561	624,169
Oil, Gas & Consumable Fuels — 2.9%
ConocoPhillips	2,879	334,165
Pioneer Natural Resources Co.	1,772	398,389
		732,554
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	6,208	318,506
Eli Lilly & Co.	244	142,376
		460,882
Semiconductors & Semiconductor Equipment — 8.4%
Advanced Micro Devices, Inc. *	2,310	340,482
Analog Devices, Inc.	948	188,176
ASML Holding NV (Registered), NYRS (Netherlands)	201	152,447
NVIDIA Corp.	1,690	837,196
NXP Semiconductors NV (China)	2,725	625,875
		2,144,176
Software — 11.5%
Intuit, Inc.	306	191,437
Microsoft Corp.	6,285	2,363,358
Oracle Corp.	3,635	383,274
		2,938,069
Specialty Retail — 3.2%
Lowe's Cos., Inc.	2,615	581,959
TJX Cos., Inc. (The)	2,578	241,802
		823,761
Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.	6,603	1,271,301
Seagate Technology Holdings plc	1,651	140,944
		1,412,245
Total Common Stocks (Cost $15,619,531)		25,330,313
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $290,768)	290,649	290,881
Total Investments — 100.7% (Cost $15,910,299)		25,621,194
Liabilities in Excess of Other Assets — (0.7)%		(168,491)
NET ASSETS — 100.0%		25,452,703

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%
Aerospace & Defense — 0.7%
Boeing Co. (The) *	18	4,733
Howmet Aerospace, Inc.	68	3,667
		8,400
Automobiles — 2.2%
Tesla, Inc. *	107	26,493
Beverages — 1.4%
Coca-Cola Co. (The)	162	9,589
Monster Beverage Corp. *	129	7,418
		17,007
Biotechnology — 3.4%
AbbVie, Inc.	119	18,503
Amgen, Inc.	7	2,073
Neurocrine Biosciences, Inc. *	21	2,717
Regeneron Pharmaceuticals, Inc. *	8	6,746
Vertex Pharmaceuticals, Inc. *	29	11,705
		41,744
Broadline Retail — 5.4%
Amazon.com, Inc. *	432	65,633
Building Products — 1.0%
Builders FirstSource, Inc. *	21	3,481
Trane Technologies plc	35	8,692
		12,173
Capital Markets — 2.0%
Ameriprise Financial, Inc.	13	5,123
Charles Schwab Corp. (The)	162	11,132
S&P Global, Inc.	19	8,446
		24,701
Chemicals — 0.8%
Dow, Inc.	76	4,181
Linde plc (a)	13	5,383
		9,564
Commercial Services & Supplies — 0.5%
Waste Management, Inc.	36	6,449
Communications Equipment — 0.7%
Arista Networks, Inc. *	34	7,984
Construction & Engineering — 0.5%
Quanta Services, Inc.	26	5,732
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — 1.5%
Costco Wholesale Corp.	21	13,915
US Foods Holding Corp. *	93	4,245
		18,160
Electric Utilities — 0.6%
NextEra Energy, Inc.	37	2,250
PG&E Corp. (a)	262	4,725
		6,975
Electrical Equipment — 0.3%
Eaton Corp. plc	17	4,217
Energy Equipment & Services — 0.4%
Baker Hughes Co.	140	4,777
Entertainment — 0.9%
Live Nation Entertainment, Inc. *	50	4,707
Netflix, Inc. *	14	6,495
		11,202
Financial Services — 4.0%
Mastercard, Inc., Class A	96	41,065
Visa, Inc., Class A (a)	29	7,424
		48,489
Food Products — 0.5%
Hershey Co. (The)	15	2,699
Mondelez International, Inc., Class A	48	3,502
		6,201
Ground Transportation — 1.8%
CSX Corp.	286	9,909
Uber Technologies, Inc. *	200	12,303
		22,212
Health Care Equipment & Supplies — 0.8%
Boston Scientific Corp. *	102	5,899
Medtronic plc	43	3,536
		9,435
Health Care Providers & Services — 3.0%
Elevance Health, Inc.	18	8,512
HCA Healthcare, Inc.	10	2,754
Humana, Inc.	15	6,962
UnitedHealth Group, Inc.	35	18,014
		36,242
Hotels, Restaurants & Leisure — 3.1%
Booking Holdings, Inc. *	3	11,997
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Chipotle Mexican Grill, Inc. *	5	11,096
Hilton Worldwide Holdings, Inc.	30	5,456
McDonald's Corp.	11	3,292
Royal Caribbean Cruises Ltd. *	41	5,303
		37,144
Industrial REITs — 0.6%
Prologis, Inc.	52	6,970
Insurance — 1.1%
Arch Capital Group Ltd. *	66	4,920
Progressive Corp. (The)	57	9,088
		14,008
Interactive Media & Services — 9.5%
Alphabet, Inc., Class A *	234	32,671
Alphabet, Inc., Class C *	202	28,440
Meta Platforms, Inc., Class A *	152	53,827
		114,938
Life Sciences Tools & Services — 1.7%
IQVIA Holdings, Inc. *	27	6,358
Thermo Fisher Scientific, Inc.	27	14,120
		20,478
Machinery — 1.6%
Deere & Co.	28	11,054
Ingersoll Rand, Inc.	69	5,365
Parker-Hannifin Corp.	7	3,392
		19,811
Media — 0.5%
Charter Communications, Inc., Class A *	8	3,106
Liberty Media Corp-Liberty SiriusXM *	125	3,601
		6,707
Oil, Gas & Consumable Fuels — 0.9%
Cheniere Energy, Inc.	34	5,760
ConocoPhillips	46	5,358
		11,118
Personal Care Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	23	3,315
Pharmaceuticals — 1.6%
Eli Lilly & Co.	30	17,749
Jazz Pharmaceuticals plc *	14	1,670
		19,419
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	37	4,731
Semiconductors & Semiconductor Equipment — 10.4%
Advanced Micro Devices, Inc. *	88	13,037
Analog Devices, Inc.	22	4,358
ASML Holding NV (Registered), NYRS (Netherlands)	10	7,629
Broadcom, Inc.	4	4,832
Lam Research Corp.	13	9,887
NVIDIA Corp.	119	59,009
NXP Semiconductors NV (China)	43	9,831
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	112	11,706
Texas Instruments, Inc.	35	5,904
		126,193
Software — 19.4%
Adobe, Inc. *	22	13,215
Cadence Design Systems, Inc. *	52	14,094
Crowdstrike Holdings, Inc., Class A *	40	10,300
HubSpot, Inc. *	11	6,211
Intuit, Inc.	26	16,161
Microsoft Corp.	360	135,397
Oracle Corp.	92	9,681
Palo Alto Networks, Inc. *	35	10,287
Procore Technologies, Inc. *	88	6,064
Salesforce, Inc. *	10	2,688
ServiceNow, Inc. *	17	12,177
		236,275
Specialized REITs — 0.7%
Equinix, Inc.	8	6,448
VICI Properties, Inc., Class A	75	2,381
		8,829
Specialty Retail — 4.0%
Best Buy Co., Inc.	86	6,739
Burlington Stores, Inc. *	54	10,361
Lowe's Cos., Inc.	106	23,584
O'Reilly Automotive, Inc. *	8	7,859
		48,543
Technology Hardware, Storage & Peripherals — 10.2%
Apple, Inc.	591	113,751
Dell Technologies, Inc., Class C	48	3,641
Seagate Technology Holdings plc	81	6,936
		124,328
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Tobacco — 0.3%
Philip Morris International, Inc.	38	3,570
Total Common Stocks (Cost $611,549)		1,200,167
Short-Term Investments — 1.8%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $14,179)	14,173	14,184
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	5,998	6,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	1,368	1,368
Total Investment of Cash Collateral from Securities Loaned (Cost $7,368)		7,368
Total Short-Term Investments (Cost $21,547)		21,552
Total Investments — 100.5% (Cost $633,096)		1,221,719
Liabilities in Excess of Other Assets — (0.5)%		(5,894)
NET ASSETS — 100.0%		1,215,825

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $7,213.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	50	03/15/2024	USD	12,047	244

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.7%
Common Stocks — 122.6%
Aerospace & Defense — 2.8%
Howmet Aerospace, Inc.	381	20,608
Northrop Grumman Corp. (a)	19	9,100
RTX Corp.	157	13,212
TransDigm Group, Inc.	1	884
		43,804
Air Freight & Logistics — 0.6%
United Parcel Service, Inc., Class B	62	9,761
Banks — 4.8%
Bank of America Corp. (a)	564	18,992
Fifth Third Bancorp	405	13,964
First Citizens BancShares, Inc., Class A	1	1,433
Truist Financial Corp.	315	11,616
Wells Fargo & Co. (a)	623	30,670
		76,675
Beverages — 2.6%
Coca-Cola Co. (The) (a)	202	11,903
Keurig Dr Pepper, Inc.	44	1,466
Monster Beverage Corp. *	295	16,973
PepsiCo, Inc. (a)	65	11,102
		41,444
Biotechnology — 4.9%
AbbVie, Inc. (a)	168	26,038
Biogen, Inc. *	42	10,781
BioMarin Pharmaceutical, Inc. *	61	5,933
Regeneron Pharmaceuticals, Inc. *	18	15,717
Sarepta Therapeutics, Inc. *	53	5,134
Vertex Pharmaceuticals, Inc. *	37	14,918
		78,521
Broadline Retail — 5.0%
Amazon.com, Inc. * (a)	524	79,618
Building Products — 1.4%
Trane Technologies plc	93	22,676
Capital Markets — 2.7%
Ameriprise Financial, Inc.	2	803
Charles Schwab Corp. (The)	285	19,627
Intercontinental Exchange, Inc.	25	3,224
Morgan Stanley (a)	56	5,201
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
Raymond James Financial, Inc.	32	3,585
S&P Global, Inc.	26	11,183
		43,623
Chemicals — 1.6%
Air Products and Chemicals, Inc.	14	3,906
Dow, Inc.	59	3,220
Linde plc	44	17,964
		25,090
Commercial Services & Supplies — 0.3%
Waste Connections, Inc.	37	5,508
Communications Equipment — 0.1%
Arista Networks, Inc. *	5	1,097
Construction Materials — 0.7%
Martin Marietta Materials, Inc.	22	11,083
Consumer Staples Distribution & Retail — 0.8%
Costco Wholesale Corp.	20	13,276
Electric Utilities — 3.0%
Entergy Corp.	14	1,469
NextEra Energy, Inc. (a)	278	16,872
PG&E Corp.	889	16,027
Southern Co. (The)	201	14,119
		48,487
Electrical Equipment — 1.2%
Eaton Corp. plc	76	18,272
Electronic Equipment, Instruments & Components — 0.5%
Corning, Inc.	125	3,788
Keysight Technologies, Inc. *	29	4,652
		8,440
Energy Equipment & Services — 0.8%
Baker Hughes Co. (a)	325	11,122
Schlumberger NV	40	2,050
		13,172
Entertainment — 1.4%
Endeavor Group Holdings, Inc., Class A	678	16,081
Take-Two Interactive Software, Inc. *	25	4,063
Warner Bros Discovery, Inc. *	162	1,841
		21,985
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Financial Services — 6.1%
Berkshire Hathaway, Inc., Class B *	24	8,449
Block, Inc. *	133	10,307
Fidelity National Information Services, Inc.	61	3,691
Fiserv, Inc. *	87	11,589
FleetCor Technologies, Inc. *	28	7,892
Mastercard, Inc., Class A (a)	115	48,928
WEX, Inc. *	31	6,085
		96,941
Food Products — 0.7%
Mondelez International, Inc., Class A (a)	149	10,774
Ground Transportation — 2.3%
CSX Corp.	93	3,211
Norfolk Southern Corp. (a)	38	9,073
Old Dominion Freight Line, Inc.	8	3,214
Uber Technologies, Inc. *	184	11,318
Union Pacific Corp. (a)	31	7,524
XPO, Inc. *	23	2,067
		36,407
Health Care Equipment & Supplies — 3.4%
Boston Scientific Corp. * (a)	375	21,691
Intuitive Surgical, Inc. *	26	8,663
Medtronic plc	46	3,805
Stryker Corp.	66	19,822
		53,981
Health Care Providers & Services — 3.0%
HCA Healthcare, Inc.	8	2,109
UnitedHealth Group, Inc. (a)	86	45,359
		47,468
Hotels, Restaurants & Leisure — 5.4%
Booking Holdings, Inc. *	4	14,221
Chipotle Mexican Grill, Inc. *	7	16,498
Expedia Group, Inc. *	63	9,515
Hilton Worldwide Holdings, Inc.	49	9,036
McDonald's Corp. (a)	34	10,216
Royal Caribbean Cruises Ltd. *	53	6,835
Yum! Brands, Inc. (a)	154	20,078
		86,399
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 1.0%
Church & Dwight Co., Inc.	136	12,859
Procter & Gamble Co. (The) (a)	25	3,712
		16,571
Industrial Conglomerates — 1.3%
Honeywell International, Inc. (a)	95	19,990
Industrial REITs — 0.7%
Prologis, Inc.	80	10,618
Insurance — 3.2%
Arthur J Gallagher & Co.	19	4,257
Globe Life, Inc.	102	12,448
MetLife, Inc.	28	1,835
Progressive Corp. (The) (a)	142	22,655
Travelers Cos., Inc. (The)	51	9,697
		50,892
Interactive Media & Services — 7.6%
Alphabet, Inc., Class C *	67	9,402
Alphabet, Inc., Class A * (a)	395	55,241
Meta Platforms, Inc., Class A * (a)	150	53,189
Pinterest, Inc., Class A *	93	3,442
		121,274
IT Services — 0.1%
Cognizant Technology Solutions Corp., Class A	19	1,459
Life Sciences Tools & Services — 1.4%
Danaher Corp.	59	13,731
Thermo Fisher Scientific, Inc. (a)	18	9,323
		23,054
Machinery — 2.7%
Deere & Co. (a)	43	17,286
Dover Corp.	38	5,850
Ingersoll Rand, Inc.	227	17,537
Otis Worldwide Corp.	26	2,333
		43,006
Media — 1.6%
Charter Communications, Inc., Class A * (a)	12	4,749
Comcast Corp., Class A (a)	170	7,445
Liberty Media Corp-Liberty SiriusXM *	191	5,502
Liberty Media Corp-Liberty SiriusXM, Class A *	286	8,207
		25,903
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Multi-Utilities — 0.7%
CMS Energy Corp.	64	3,734
DTE Energy Co.	30	3,270
Public Service Enterprise Group, Inc.	65	4,005
		11,009
Oil, Gas & Consumable Fuels — 4.9%
Cheniere Energy, Inc.	8	1,404
ConocoPhillips (a)	153	17,777
Diamondback Energy, Inc.	45	7,002
EOG Resources, Inc.	92	11,053
Exxon Mobil Corp. (a)	296	29,576
Hess Corp.	44	6,370
Marathon Oil Corp.	137	3,298
Targa Resources Corp.	26	2,290
		78,770
Personal Care Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	42	6,124
Kenvue, Inc.	335	7,227
		13,351
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co. (a)	267	13,703
Elanco Animal Health, Inc. *	108	1,604
Eli Lilly & Co. (a)	29	16,937
Johnson & Johnson	39	6,105
		38,349
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	55	7,047
Residential REITs — 0.1%
American Homes 4 Rent, Class A	42	1,524
Semiconductors & Semiconductor Equipment — 14.3%
Advanced Micro Devices, Inc. *	150	22,153
Analog Devices, Inc. (a)	83	16,409
ASML Holding NV (Registered), NYRS (Netherlands)	19	14,335
Microchip Technology, Inc.	35	3,135
Micron Technology, Inc.	37	3,178
NVIDIA Corp. (a)	132	65,501
NXP Semiconductors NV (China)	168	38,637
Qorvo, Inc. *	19	2,140
Skyworks Solutions, Inc.	16	1,799
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	291	30,250
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	86	9,287
Texas Instruments, Inc. (a)	110	18,740
Universal Display Corp.	9	1,770
		227,334
Software — 11.9%
Adobe, Inc. *	32	19,059
Intuit, Inc.	29	18,452
Microsoft Corp. (a)	341	128,270
Roper Technologies, Inc.	12	6,388
ServiceNow, Inc. *	26	18,086
		190,255
Specialized REITs — 1.7%
American Tower Corp.	7	1,382
Digital Realty Trust, Inc.	168	22,636
Equinix, Inc.	2	1,529
SBA Communications Corp.	6	1,554
		27,101
Specialty Retail — 3.5%
AutoNation, Inc. *	14	2,092
Best Buy Co., Inc.	58	4,559
Burlington Stores, Inc. *	69	13,447
Lowe's Cos., Inc. (a)	81	17,938
O'Reilly Automotive, Inc. * (a)	13	12,304
TJX Cos., Inc. (The)	51	4,761
		55,101
Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc. (a)	345	66,501
Dell Technologies, Inc., Class C	50	3,854
Seagate Technology Holdings plc	198	16,854
Western Digital Corp. *	35	1,817
		89,026
Trading Companies & Distributors — 0.1%
WW Grainger, Inc.	2	1,740
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.	45	7,181
Total Common Stocks (Cost $1,047,711)		1,955,057
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Short-Term Investments — 3.1%
Investment Companies — 3.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c)(Cost $48,721)	48,695	48,734
Total Long Positions (Cost $1,096,432)		2,003,791
Short Positions — (25.9)%
Common Stocks — (25.9)%
Aerospace & Defense — (1.2)%
Boeing Co. (The) *	(19)	(4,970)
General Dynamics Corp.	(28)	(7,188)
Huntington Ingalls Industries, Inc.	(19)	(5,022)
Spirit AeroSystems Holdings, Inc., Class A *	(69)	(2,196)
(19,376)
Air Freight & Logistics — (0.3)%
Expeditors International of Washington, Inc.	(34)	(4,319)
Automobiles — (0.4)%
Ford Motor Co.	(490)	(5,973)
Banks — (0.4)%
Huntington Bancshares, Inc.	(187)	(2,374)
PNC Financial Services Group, Inc. (The)	(26)	(4,035)
(6,409)
Beverages — (0.2)%
Molson Coors Beverage Co., Class B	(46)	(2,805)
Biotechnology — (0.4)%
Amgen, Inc.	(11)	(3,139)
Gilead Sciences, Inc.	(24)	(1,895)
Moderna, Inc. *	(21)	(2,107)
(7,141)
Broadline Retail — (0.2)%
eBay, Inc.	(65)	(2,823)
Building Products — (0.2)%
Johnson Controls International plc	(63)	(3,634)
Capital Markets — (1.8)%
Bank of New York Mellon Corp. (The)	(77)	(4,020)
BlackRock, Inc.	(2)	(1,615)
Coinbase Global, Inc., Class A *	(17)	(3,005)
FactSet Research Systems, Inc.	(10)	(4,534)
Franklin Resources, Inc.	(61)	(1,821)
Goldman Sachs Group, Inc. (The)	(7)	(2,546)
LPL Financial Holdings, Inc.	(18)	(4,063)
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
MSCI, Inc.	(2)	(1,252)
Nasdaq, Inc.	(71)	(4,153)
T. Rowe Price Group, Inc.	(9)	(945)
(27,954)
Communications Equipment — (0.9)%
Cisco Systems, Inc.	(188)	(9,486)
Juniper Networks, Inc.	(155)	(4,573)
(14,059)
Consumer Finance — (0.3)%
Synchrony Financial	(106)	(4,028)
Consumer Staples Distribution & Retail — (0.9)%
Kroger Co. (The)	(97)	(4,448)
Sysco Corp.	(92)	(6,725)
Walgreens Boots Alliance, Inc.	(135)	(3,528)
(14,701)
Containers & Packaging — (0.2)%
International Paper Co.	(111)	(4,009)
Diversified Telecommunication Services — (0.3)%
AT&T, Inc.	(119)	(2,004)
Verizon Communications, Inc.	(76)	(2,857)
(4,861)
Electric Utilities — (1.3)%
American Electric Power Co., Inc.	(52)	(4,214)
Duke Energy Corp.	(16)	(1,550)
Edison International	(66)	(4,756)
Exelon Corp.	(105)	(3,772)
FirstEnergy Corp.	(103)	(3,787)
Xcel Energy, Inc.	(47)	(2,889)
(20,968)
Electrical Equipment — (0.3)%
Acuity Brands, Inc.	(23)	(4,782)
Energy Equipment & Services — (0.2)%
Halliburton Co.	(80)	(2,902)
Entertainment — (0.3)%
Electronic Arts, Inc.	(34)	(4,582)
Financial Services — (1.7)%
Affirm Holdings, Inc. *	(32)	(1,562)
Global Payments, Inc.	(28)	(3,561)
PayPal Holdings, Inc. *	(86)	(5,279)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	97

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Financial Services — continued
Toast, Inc., Class A *	(290)	(5,293)
Voya Financial, Inc.	(65)	(4,781)
Western Union Co. (The)	(557)	(6,640)
(27,116)
Food Products — (0.7)%
Campbell Soup Co.	(102)	(4,406)
General Mills, Inc.	(56)	(3,629)
Kraft Heinz Co. (The)	(67)	(2,489)
(10,524)
Gas Utilities — (0.1)%
National Fuel Gas Co.	(33)	(1,652)
Ground Transportation — (0.0)% ^
Werner Enterprises, Inc.	(15)	(614)
Health Care Equipment & Supplies — (0.4)%
Abbott Laboratories	(21)	(2,308)
Dentsply Sirona, Inc.	(44)	(1,559)
Zimmer Biomet Holdings, Inc.	(25)	(3,123)
(6,990)
Health Care Providers & Services — (0.3)%
Henry Schein, Inc. *	(31)	(2,334)
Quest Diagnostics, Inc.	(14)	(1,985)
(4,319)
Hotels, Restaurants & Leisure — (0.5)%
Carnival Corp. *	(116)	(2,141)
Starbucks Corp.	(57)	(5,493)
(7,634)
Industrial Conglomerates — (0.2)%
3M Co.	(31)	(3,381)
Insurance — (1.0)%
Aflac, Inc.	(17)	(1,388)
Allstate Corp. (The)	(33)	(4,652)
American International Group, Inc.	(12)	(813)
Aon plc, Class A	(13)	(3,731)
Kinsale Capital Group, Inc.	(8)	(2,581)
Marsh & McLennan Cos., Inc.	(7)	(1,402)
WR Berkley Corp.	(12)	(831)
(15,398)
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — (0.6)%
EPAM Systems, Inc. *	(13)	(3,717)
International Business Machines Corp.	(38)	(6,276)
(9,993)
Life Sciences Tools & Services — (0.8)%
Agilent Technologies, Inc.	(26)	(3,578)
Bruker Corp.	(58)	(4,249)
Waters Corp. *	(16)	(5,281)
(13,108)
Machinery — (1.2)%
Donaldson Co., Inc.	(84)	(5,462)
IDEX Corp.	(19)	(4,228)
Illinois Tool Works, Inc.	(21)	(5,545)
PACCAR, Inc. *	(15)	(1,517)
Stanley Black & Decker, Inc.	(27)	(2,613)
(19,365)
Media — (1.1)%
Fox Corp., Class A	(199)	(5,892)
Interpublic Group of Cos., Inc. (The)	(67)	(2,204)
Omnicom Group, Inc.	(45)	(3,880)
Paramount Global, Class B	(378)	(5,596)
(17,572)
Multi-Utilities — (0.1)%
Consolidated Edison, Inc.	(16)	(1,431)
Office REITs — (0.2)%
SL Green Realty Corp.	(33)	(1,480)
Vornado Realty Trust	(50)	(1,428)
(2,908)
Oil, Gas & Consumable Fuels — (1.2)%
APA Corp.	(81)	(2,892)
Coterra Energy, Inc.	(30)	(757)
Devon Energy Corp.	(74)	(3,359)
Enbridge, Inc. (Canada)	(115)	(4,164)
Kinder Morgan, Inc.	(120)	(2,117)
Marathon Petroleum Corp.	(9)	(1,301)
ONEOK, Inc.	(18)	(1,252)
Valero Energy Corp.	(21)	(2,788)
(18,630)
Passenger Airlines — (0.4)%
American Airlines Group, Inc. *	(106)	(1,463)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Passenger Airlines — continued
Delta Air Lines, Inc.	(41)	(1,631)
Southwest Airlines Co.	(87)	(2,515)
(5,609)
Professional Services — (0.6)%
Ceridian HCM Holding, Inc. *	(60)	(4,009)
Equifax, Inc.	(4)	(971)
Paychex, Inc.	(26)	(3,062)
Paycom Software, Inc.	(9)	(1,983)
(10,025)
Retail REITs — (0.5)%
NNN REIT, Inc.	(30)	(1,285)
Simon Property Group, Inc.	(50)	(7,087)
(8,372)
Semiconductors & Semiconductor Equipment — (2.1)%
Applied Materials, Inc.	(78)	(12,623)
ARM Holdings plc *	(26)	(1,967)
Broadcom, Inc.	(1)	(1,498)
Intel Corp.	(179)	(8,972)
KLA Corp.	(3)	(1,907)
QUALCOMM, Inc.	(50)	(7,267)
(34,234)
Software — (0.2)%
Workday, Inc., Class A *	(12)	(3,312)
Specialized REITs — (0.1)%
Iron Mountain, Inc.	(25)	(1,749)
Specialty Retail — (0.6)%
CarMax, Inc. *	(19)	(1,420)
Home Depot, Inc. (The)	(20)	(7,068)
Ulta Beauty, Inc. *	(2)	(867)
(9,355)
Technology Hardware, Storage & Peripherals — (1.0)%
Hewlett Packard Enterprise Co.	(308)	(5,236)
NetApp, Inc.	(106)	(9,321)
Xerox Holdings Corp.	(48)	(884)
(15,441)
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.1)%
NIKE, Inc., Class B	(15)	(1,626)
On Holding AG (Switzerland), Class A *	(26)	(698)
		(2,324)
Trading Companies & Distributors — (0.4)%
Fastenal Co.	(100)	(6,506)
Total Common Stocks (Proceeds $(414,795))		(412,888)
Total Short Positions (Proceeds $(414,795))		(412,888)
Total Investments — 99.8% (Cost $681,637)		1,590,903
Other Assets Less Liabilities — 0.2%		3,181
Net Assets — 100.0%		1,594,084

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $561,165.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	99

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	93	03/15/2024	USD	22,407	113

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc.	466	25,229
RTX Corp.	608	51,153
Textron, Inc.	377	30,281
		106,663
Air Freight & Logistics — 1.1%
FedEx Corp.	89	22,562
United Parcel Service, Inc., Class B	386	60,671
		83,233
Automobile Components — 0.2%
Aptiv plc *	170	15,262
BorgWarner, Inc.	43	1,556
		16,818
Automobiles — 1.5%
Tesla, Inc. *	480	119,404
Banks — 3.4%
Bank of America Corp.	2,665	89,737
Fifth Third Bancorp	667	23,012
Truist Financial Corp.	1,111	41,000
US Bancorp	995	43,068
Wells Fargo & Co.	1,280	62,997
		259,814
Beverages — 2.0%
Coca-Cola Co. (The)	1,207	71,132
Constellation Brands, Inc., Class A	27	6,554
Monster Beverage Corp. *	168	9,680
PepsiCo, Inc.	396	67,158
		154,524
Biotechnology — 2.9%
AbbVie, Inc.	604	93,638
Biogen, Inc. *	93	24,188
BioMarin Pharmaceutical, Inc. *	74	7,138
Neurocrine Biosciences, Inc. *	41	5,383
Regeneron Pharmaceuticals, Inc. *	54	47,034
Sarepta Therapeutics, Inc. *	29	2,749
Vertex Pharmaceuticals, Inc. *	118	48,105
		228,235
Broadline Retail — 4.0%
Amazon.com, Inc. *	2,041	310,123
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.0%
Masco Corp.	296	19,824
Trane Technologies plc	232	56,546
		76,370
Capital Markets — 2.8%
Blackstone, Inc.	56	7,372
Charles Schwab Corp. (The)	480	33,046
CME Group, Inc.	138	29,048
Goldman Sachs Group, Inc. (The)	74	28,393
Intercontinental Exchange, Inc.	323	41,530
Morgan Stanley	468	43,633
S&P Global, Inc.	69	30,119
		213,141
Chemicals — 2.1%
Air Products and Chemicals, Inc.	75	20,589
Dow, Inc.	654	35,852
Eastman Chemical Co.	220	19,785
Linde plc	133	54,795
LyondellBasell Industries NV, Class A	190	18,012
PPG Industries, Inc.	104	15,586
		164,619
Commercial Services & Supplies — 0.1%
Cintas Corp.	13	8,110
Communications Equipment — 0.2%
Motorola Solutions, Inc.	44	13,715
Consumer Finance — 0.1%
American Express Co.	34	6,359
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	113	74,625
Dollar Tree, Inc. *	70	9,958
Target Corp.	245	34,878
Walmart, Inc.	260	40,951
		160,412
Distributors — 0.1%
LKQ Corp.	134	6,383
Electric Utilities — 1.9%
Constellation Energy Corp.	86	9,974
NextEra Energy, Inc.	758	46,057
PG&E Corp.	2,438	43,960
Southern Co. (The)	713	49,988
		149,979
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	101

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.6%
Eaton Corp. plc	207	49,813
Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	241	7,346
Keysight Technologies, Inc. *	127	20,093
		27,439
Energy Equipment & Services — 0.1%
Baker Hughes Co.	276	9,451
Entertainment — 0.5%
Netflix, Inc. *	76	36,961
Warner Bros Discovery, Inc. *	532	6,056
		43,017
Financial Services — 4.7%
Berkshire Hathaway, Inc., Class B *	287	102,285
Block, Inc. *	51	3,922
Fiserv, Inc. *	84	11,238
FleetCor Technologies, Inc. *	105	29,776
Mastercard, Inc., Class A	284	121,235
Visa, Inc., Class A	364	94,700
		363,156
Food Products — 0.7%
Mondelez International, Inc., Class A	789	57,137
Ground Transportation — 1.1%
CSX Corp.	454	15,743
Norfolk Southern Corp.	85	20,090
Uber Technologies, Inc. *	466	28,700
Union Pacific Corp.	92	22,443
		86,976
Health Care Equipment & Supplies — 2.4%
Baxter International, Inc.	299	11,557
Becton Dickinson & Co.	54	13,176
Boston Scientific Corp. *	952	55,051
Dexcom, Inc. *	74	9,156
Intuitive Surgical, Inc. *	47	15,699
Medtronic plc	505	41,635
Stryker Corp.	120	36,023
		182,297
Health Care Providers & Services — 2.8%
Centene Corp. *	308	22,832
CVS Health Corp.	142	11,250
Elevance Health, Inc.	72	33,790
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	39	17,862
McKesson Corp.	25	11,644
UnitedHealth Group, Inc.	230	121,349
		218,727
Health Care REITs — 0.5%
Ventas, Inc.	534	26,594
Welltower, Inc.	102	9,207
		35,801
Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc. *	16	55,141
Chipotle Mexican Grill, Inc. *	20	45,051
Expedia Group, Inc. *	211	32,093
Marriott International, Inc., Class A	100	22,517
Royal Caribbean Cruises Ltd. *	182	23,590
Yum! Brands, Inc.	253	33,122
		211,514
Household Durables — 0.3%
Lennar Corp., Class A	72	10,754
Toll Brothers, Inc.	91	9,297
		20,051
Household Products — 0.8%
Church & Dwight Co., Inc.	221	20,917
Procter & Gamble Co. (The)	281	41,141
		62,058
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	393	82,522
Industrial REITs — 0.8%
Prologis, Inc.	441	58,789
Insurance — 2.2%
Aflac, Inc.	232	19,145
Chubb Ltd.	110	24,810
Globe Life, Inc.	152	18,524
MetLife, Inc.	254	16,764
Progressive Corp. (The)	290	46,216
Travelers Cos., Inc. (The)	238	45,316
		170,775
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	1,135	158,651
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C *	797	112,307
Meta Platforms, Inc., Class A *	511	180,805
		451,763
IT Services — 1.3%
Accenture plc, Class A	183	64,211
Cognizant Technology Solutions Corp., Class A	463	34,947
		99,158
Life Sciences Tools & Services — 1.3%
Danaher Corp.	210	48,558
Thermo Fisher Scientific, Inc.	97	51,491
		100,049
Machinery — 1.7%
Deere & Co.	164	65,585
Dover Corp.	115	17,688
Ingersoll Rand, Inc.	81	6,288
Otis Worldwide Corp.	451	40,322
		129,883
Media — 1.3%
Charter Communications, Inc., Class A *	76	29,662
Comcast Corp., Class A	1,477	64,744
Liberty Media Corp-Liberty SiriusXM, Class A *	138	3,960
		98,366
Metals & Mining — 0.2%
Nucor Corp.	70	12,146
Multi-Utilities — 0.4%
DTE Energy Co.	34	3,815
Public Service Enterprise Group, Inc.	476	29,091
		32,906
Oil, Gas & Consumable Fuels — 3.8%
Chevron Corp.	214	31,903
ConocoPhillips	450	52,224
Diamondback Energy, Inc.	204	31,665
EOG Resources, Inc.	430	52,093
Exxon Mobil Corp.	1,184	118,361
Marathon Oil Corp.	219	5,291
		291,537
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	277	11,148
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	959	20,651
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	1,070	54,894
Eli Lilly & Co.	140	81,470
Johnson & Johnson	377	59,176
Merck & Co., Inc.	375	40,875
		236,415
Professional Services — 0.2%
Leidos Holdings, Inc.	164	17,783
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	191	13,497
Sun Communities, Inc.	68	9,089
UDR, Inc.	175	6,688
		29,274
Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc. *	462	68,051
Analog Devices, Inc.	301	59,886
Broadcom, Inc.	33	37,283
Lam Research Corp.	94	73,451
NVIDIA Corp.	526	260,709
NXP Semiconductors NV (China)	305	69,976
Qorvo, Inc. *	108	12,129
Teradyne, Inc.	167	18,099
Texas Instruments, Inc.	436	74,343
		673,927
Software — 10.6%
Adobe, Inc. *	142	84,601
Cadence Design Systems, Inc. *	53	14,396
Intuit, Inc.	94	58,839
Microsoft Corp.	1,548	582,173
Oracle Corp.	230	24,305
ServiceNow, Inc. *	74	52,108
		816,422
Specialized REITs — 0.7%
Digital Realty Trust, Inc.	206	27,691
SBA Communications Corp.	106	26,975
		54,666
Specialty Retail — 2.6%
AutoNation, Inc. *	82	12,271
AutoZone, Inc. *	16	42,709
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	103

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	307	24,028
Burlington Stores, Inc. *	83	16,087
Lowe's Cos., Inc.	336	74,726
O'Reilly Automotive, Inc. *	10	9,978
TJX Cos., Inc. (The)	258	24,174
		203,973
Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc.	2,756	530,522
Seagate Technology Holdings plc	374	31,942
		562,464
Tobacco — 0.4%
Altria Group, Inc.	203	8,169
Philip Morris International, Inc.	210	19,778
		27,947
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	24	13,991
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	79	12,634
Total Common Stocks (Cost $4,519,798)		7,654,528
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $62,266)	62,250	62,299
Total Investments — 99.9% (Cost $4,582,064)		7,716,827
Other Assets Less Liabilities — 0.1%		8,440
NET ASSETS — 100.0%		7,725,267

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	253	03/15/2024	USD	60,957	2,013

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Automobile Components — 0.6%
Aptiv plc *	13	1,131
Automobiles — 1.0%
Tesla, Inc. *	8	1,928
Banks — 3.9%
Bank of America Corp.	118	3,975
Fifth Third Bancorp	63	2,187
Truist Financial Corp.	34	1,242
		7,404
Biotechnology — 2.8%
Amgen, Inc.	5	1,441
Regeneron Pharmaceuticals, Inc. *	3	2,077
Vertex Pharmaceuticals, Inc. *	4	1,695
		5,213
Broadline Retail — 3.8%
Amazon.com, Inc. *	47	7,169
Building Products — 1.6%
Trane Technologies plc	12	2,961
Capital Markets — 4.0%
Charles Schwab Corp. (The)	31	2,156
CME Group, Inc.	6	1,230
Morgan Stanley	15	1,376
S&P Global, Inc.	6	2,860
		7,622
Chemicals — 2.1%
Ecolab, Inc.	8	1,478
Linde plc	6	2,586
		4,064
Commercial Services & Supplies — 1.1%
Waste Management, Inc.	12	2,169
Consumer Staples Distribution & Retail — 3.0%
Costco Wholesale Corp.	7	4,794
Target Corp.	6	801
		5,595
Containers & Packaging — 0.5%
Ball Corp.	18	1,024
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	41	1,538
Electric Utilities — 3.2%
NextEra Energy, Inc.	40	2,414
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
PG&E Corp.	102	1,847
Xcel Energy, Inc.	29	1,786
		6,047
Electrical Equipment — 1.6%
Eaton Corp. plc	12	2,943
Energy Equipment & Services — 1.8%
Baker Hughes Co.	100	3,423
Entertainment — 1.5%
Netflix, Inc. *	3	1,201
Walt Disney Co. (The) *	18	1,626
		2,827
Financial Services — 3.6%
Mastercard, Inc., Class A	16	6,904
Food Products — 0.8%
General Mills, Inc.	23	1,479
Ground Transportation — 1.5%
Union Pacific Corp.	12	2,882
Health Care Equipment & Supplies — 2.6%
Boston Scientific Corp. *	61	3,496
Hologic, Inc. *	21	1,514
		5,010
Health Care Providers & Services — 3.2%
Elevance Health, Inc.	3	1,409
UnitedHealth Group, Inc.	9	4,750
		6,159
Industrial REITs — 1.7%
Prologis, Inc.	24	3,187
Insurance — 3.7%
Marsh & McLennan Cos., Inc.	7	1,362
MetLife, Inc.	21	1,402
Progressive Corp. (The)	15	2,286
Travelers Cos., Inc. (The)	10	1,922
		6,972
Interactive Media & Services — 4.7%
Alphabet, Inc., Class A *	63	8,844
IT Services — 0.6%
Accenture plc, Class A	3	1,060
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	105

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 2.9%
IQVIA Holdings, Inc. *	11	2,483
Thermo Fisher Scientific, Inc.	5	3,033
		5,516
Machinery — 1.9%
Deere & Co.	5	1,987
Ingersoll Rand, Inc.	21	1,633
		3,620
Media — 0.5%
Charter Communications, Inc., Class A *	2	942
Metals & Mining — 0.2%
Alcoa Corp.	13	455
Personal Care Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	5	744
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	36	1,862
Eli Lilly & Co.	3	1,515
Merck & Co., Inc.	23	2,568
		5,945
Semiconductors & Semiconductor Equipment — 6.9%
Advanced Micro Devices, Inc. *	13	1,883
Lam Research Corp.	2	1,511
NVIDIA Corp.	13	6,315
NXP Semiconductors NV (China)	7	1,652
Texas Instruments, Inc.	10	1,800
		13,161
Software — 14.2%
Adobe, Inc. *	3	1,595
Autodesk, Inc. *	4	995
Cadence Design Systems, Inc. *	8	2,281
Crowdstrike Holdings, Inc., Class A *	4	1,011
Intuit, Inc.	4	2,484
Microsoft Corp.	41	15,491
Oracle Corp.	19	1,956
Palo Alto Networks, Inc. *	4	1,079
		26,892
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialized REITs — 1.2%
Equinix, Inc.	1	1,146
Weyerhaeuser Co.	30	1,032
		2,178
Specialty Retail — 4.3%
Best Buy Co., Inc.	14	1,101
Lowe's Cos., Inc.	13	3,018
TJX Cos., Inc. (The)	34	3,199
Tractor Supply Co.	4	793
		8,111
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	62	11,916
Seagate Technology Holdings plc	16	1,354
		13,270
Total Common Stocks (Cost $138,156)		186,389
Short-Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $2,901)	2,900	2,903
Total Investments — 99.8% (Cost $141,057)		189,292
Other Assets Less Liabilities — 0.2%		396
NET ASSETS — 100.0%		189,688

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	December 31, 2023

Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini ESG Equity Index	14	03/15/2024	USD	2,991	88

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	107

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%
Aerospace & Defense — 3.5%
General Dynamics Corp.	245	63,625
Northrop Grumman Corp.	134	62,834
RTX Corp.	720	60,575
		187,034
Air Freight & Logistics — 1.9%
United Parcel Service, Inc., Class B	640	100,601
Banks — 7.6%
Bank of America Corp.	2,959	99,640
M&T Bank Corp.	367	50,328
PNC Financial Services Group, Inc. (The)	360	55,748
US Bancorp	1,446	62,557
Wells Fargo & Co.	2,752	135,454
		403,727
Beverages — 0.8%
PepsiCo, Inc.	239	40,559
Biotechnology — 3.9%
AbbVie, Inc.	534	82,705
Biogen, Inc. *	67	17,206
Regeneron Pharmaceuticals, Inc. *	47	41,685
Vertex Pharmaceuticals, Inc. *	169	68,732
		210,328
Building Products — 1.2%
Carrier Global Corp.	1,105	63,455
Capital Markets — 7.5%
BlackRock, Inc.	136	110,044
Charles Schwab Corp. (The)	1,113	76,584
Goldman Sachs Group, Inc. (The)	170	65,608
Morgan Stanley	1,115	103,974
S&P Global, Inc.	95	41,968
		398,178
Chemicals — 3.8%
Air Products and Chemicals, Inc.	352	96,463
Axalta Coating Systems Ltd. *	3,138	106,590
		203,053
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	298	49,090
Construction Materials — 1.4%
Vulcan Materials Co.	326	74,107
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 1.6%
American Express Co.	355	66,571
Capital One Financial Corp.	146	19,109
		85,680
Consumer Staples Distribution & Retail — 1.8%
Dollar General Corp.	250	33,950
Walmart, Inc.	386	60,953
		94,903
Containers & Packaging — 0.4%
Ball Corp.	383	22,010
Electric Utilities — 2.2%
Entergy Corp.	167	16,916
NextEra Energy, Inc.	953	57,877
Xcel Energy, Inc.	685	42,425
		117,218
Electrical Equipment — 1.4%
Eaton Corp. plc	312	75,259
Entertainment — 0.6%
Walt Disney Co. (The) *	333	30,104
Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B *	311	110,747
Food Products — 0.8%
Mondelez International, Inc., Class A	621	44,957
Ground Transportation — 2.1%
CSX Corp.	2,647	91,753
Union Pacific Corp.	88	21,688
		113,441
Health Care Equipment & Supplies — 3.4%
Becton Dickinson & Co.	163	39,766
Boston Scientific Corp. *	1,013	58,539
Medtronic plc	590	48,589
Zimmer Biomet Holdings, Inc.	308	37,483
		184,377
Health Care Providers & Services — 4.6%
Cigna Group (The)	164	49,003
Elevance Health, Inc.	61	28,677
Humana, Inc.	63	28,865
UnitedHealth Group, Inc.	218	114,957
Universal Health Services, Inc., Class B	147	22,506
		244,008
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care REITs — 0.4%
Ventas, Inc.	476	23,709
Hotel & Resort REITs — 0.6%
Host Hotels & Resorts, Inc.	1,514	29,471
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc. *	8	26,601
McDonald's Corp.	201	59,738
		86,339
Household Products — 1.2%
Procter & Gamble Co. (The)	448	65,630
Insurance — 3.9%
Chubb Ltd.	251	56,646
Hartford Financial Services Group, Inc. (The)	661	53,162
Marsh & McLennan Cos., Inc.	151	28,532
MetLife, Inc.	671	44,394
Prudential Financial, Inc.	235	24,376
		207,110
Interactive Media & Services — 2.1%
Alphabet, Inc., Class C *	385	54,307
Meta Platforms, Inc., Class A *	161	56,804
		111,111
IT Services — 0.7%
International Business Machines Corp.	243	39,735
Machinery — 2.4%
Dover Corp.	512	78,725
Parker-Hannifin Corp.	107	49,275
		128,000
Media — 1.6%
Comcast Corp., Class A	1,899	83,282
Multi-Utilities — 1.9%
CMS Energy Corp.	875	50,809
Public Service Enterprise Group, Inc.	801	48,972
		99,781
Oil, Gas & Consumable Fuels — 8.2%
Chevron Corp.	750	111,932
ConocoPhillips	1,214	140,845
EOG Resources, Inc.	668	80,842
Exxon Mobil Corp.	1,061	106,048
		439,667
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	1,539	78,972
Eli Lilly & Co.	44	25,778
Johnson & Johnson	523	82,005
Merck & Co., Inc.	178	19,354
Pfizer, Inc.	873	25,144
		231,253
Residential REITs — 0.3%
AvalonBay Communities, Inc.	94	17,580
Semiconductors & Semiconductor Equipment — 6.1%
Advanced Micro Devices, Inc. *	304	44,765
Analog Devices, Inc.	437	86,718
NXP Semiconductors NV (China)	407	93,573
Teradyne, Inc.	305	33,109
Texas Instruments, Inc.	395	67,370
		325,535
Software — 1.5%
Microsoft Corp.	216	81,383
Specialty Retail — 5.5%
AutoZone, Inc. *	21	54,422
Home Depot, Inc. (The)	178	61,596
Lowe's Cos., Inc.	286	63,749
O'Reilly Automotive, Inc. *	33	31,534
TJX Cos., Inc. (The)	882	82,713
		294,014
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	375	40,757
Tobacco — 1.5%
Philip Morris International, Inc.	863	81,206
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.	178	28,593
Total Common Stocks (Cost $4,352,811)		5,266,992
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	109

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $74,664)	74,654	74,714
Total Investments — 100.0% (Cost $4,427,475)		5,341,706
Other Assets Less Liabilities — 0.0% ^		815
NET ASSETS — 100.0%		5,342,521

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$46,229,931	$8,659,099	$5,810,449	$16,650,856
Investments in affiliates, at value	145,245	145,901	—	648,540
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	74,650	70,342	—
Options purchased, at value	—	—	—	138,466
Cash	1,413	—	39,487	1,133
Deposits at broker for futures contracts	—	2,429	340	46,809
Receivables:
Investment securities sold	—	—	128,828	656,769
Fund shares sold	32,102	42,253	6,143	39,971
Interest from non-affiliates	—	—	17,585	—
Dividends from non-affiliates	82,740	8,107	8,112	18,243
Dividends from affiliates	22	166	—	1,301
Securities lending income (See Note 2.C.)	—	22	10	—
Due from adviser	—	10	—	—
Total Assets	46,491,453	8,932,637	6,081,296	18,202,088
LIABILITIES:
Payables:
Due to custodian	—	1	—	—
Distributions	—	—	1,379	—
Investment securities purchased	24,233	37,893	114,000	1,115,828
Collateral received on securities loaned (See Note 2.C.)	—	74,650	70,342	—
Fund shares redeemed	72,503	13,628	25,277	14,781
Variation margin on futures contracts	—	129	13	3,203
Outstanding options written, at fair value	—	—	—	144,301
Accrued liabilities:
Investment advisory fees	15,532	—	1,234	3,517
Administration fees	1,393	267	372	924
Distribution fees	1,551	228	263	555
Service fees	4,931	241	942	3,210
Custodian and accounting fees	381	64	53	120
Trustees’ and Chief Compliance Officer’s fees	1	—	—	— (a)
Other	1,019	177	125	818
Total Liabilities	121,544	127,278	214,000	1,287,257
Net Assets	$46,369,909	$8,805,359	$5,867,296	$16,914,831

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$31,450,864	$4,212,778	$6,205,123	$12,701,554
Total distributable earnings (loss)	14,919,045	4,592,581	(337,827)	4,213,277
Total Net Assets	$46,369,909	$8,805,359	$5,867,296	$16,914,831
Net Assets:
Class A	$4,399,047	$829,421	$458,911	$1,299,416
Class C	855,544	87,116	267,439	442,817
Class I	17,221,877	1,103,743	3,763,119	13,514,227
Class R2	100,745	—	—	—
Class R3	209,373	—	—	—
Class R4	214,782	—	—	—
Class R5	1,226,896	—	291	5,707
Class R6	22,141,645	6,785,079	1,377,536	1,652,664
Total	$46,369,909	$8,805,359	$5,867,296	$16,914,831
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	195,401	11,616	33,424	46,206
Class C	38,916	1,233	19,478	15,866
Class I	749,480	15,437	274,008	478,987
Class R2	4,501	—	—	—
Class R3	9,309	—	—	—
Class R4	9,354	—	—	—
Class R5	53,348	—	21	202
Class R6	963,646	94,874	100,326	58,442
Net Asset Value (a):
Class A — Redemption price per share	$22.51	$71.40	$13.73	$28.12
Class C — Offering price per share (b)	21.98	70.64	13.73	27.91
Class I — Offering and redemption price per share	22.98	71.50	13.73	28.21
Class R2 — Offering and redemption price per share	22.39	—	—	—
Class R3 — Offering and redemption price per share	22.49	—	—	—
Class R4 — Offering and redemption price per share	22.96	—	—	—
Class R5 — Offering and redemption price per share	23.00	—	13.73	28.26
Class R6 — Offering and redemption price per share	22.98	71.52	13.73	28.28
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.76	$75.36	$14.49	$29.68
Cost of investments in non-affiliates	$31,704,534	$3,782,476	$5,081,081	$10,276,522
Cost of investments in affiliates	145,185	81,759	—	648,540
Cost of options purchased	—	—	—	141,826
Investment securities on loan, at value (See Note 2.C.)	—	72,467	68,920	—
Cost of investment of cash collateral (See Note 2.C.)	—	74,650	70,337	—
Premiums received from options written	—	—	—	142,427

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,956,870	$2,904,300	$71,063,517	$3,605,814
Investments in affiliates, at value	78,904	15,876	1,966,566	30,628
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	—	31,436
Options purchased, at value	1,479	7,195	—	—
Cash	361	243	8,528	286
Deposits at broker for futures contracts	4,448	932	—	—
Receivables:
Investment securities sold	5,295	3,121	—	—
Fund shares sold	5,077	1,672	118,779	1,930
Dividends from non-affiliates	5,217	3,053	6,259	4,652
Dividends from affiliates	11	2	297	5
Securities lending income (See Note 2.C.)	—	—	— (a)	6
Total Assets	5,057,662	2,936,394	73,163,946	3,674,757
LIABILITIES:
Payables:
Investment securities purchased	5,796	3,125	—	4,205
Collateral received on securities loaned (See Note 2.C.)	—	—	—	31,436
Fund shares redeemed	6,012	12,329	275,322	14,871
Variation margin on futures contracts	235	45	—	—
Outstanding options written, at fair value	394,882	56,332	—	—
Accrued liabilities:
Investment advisory fees	981	602	25,375	1,106
Administration fees	296	183	383	158
Distribution fees	193	99	1,744	123
Service fees	871	537	5,297	365
Custodian and accounting fees	60	36	207	32
Trustees’ and Chief Compliance Officer’s fees	1	1	2	— (a)
Other	407	348	84	83
Total Liabilities	409,734	73,637	308,414	52,379
Net Assets	$4,647,928	$2,862,757	$72,855,532	$3,622,378

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,816,619	$2,765,497	$51,117,667	$3,126,827
Total distributable earnings (loss)	(168,691)	97,260	21,737,865	495,551
Total Net Assets	$4,647,928	$2,862,757	$72,855,532	$3,622,378
Net Assets:
Class A	$251,994	$129,656	$5,293,068	$293,048
Class C	215,355	114,143	688,507	84,206
Class I	3,642,351	2,278,825	17,871,743	1,351,657
Class R2	—	—	182,645	14,484
Class R3	—	—	640,235	12,405
Class R4	—	—	586,263	1,387
Class R5	805	21	911,001	32,754
Class R6	537,423	340,112	46,682,070	1,832,437
Total	$4,647,928	$2,862,757	$72,855,532	$3,622,378
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,927	7,798	90,443	15,220
Class C	13,644	6,883	17,867	4,629
Class I	229,938	136,840	297,171	71,837
Class R2	—	—	3,335	761
Class R3	—	—	10,869	662
Class R4	—	—	9,772	72
Class R5	51	1	14,617	1,717
Class R6	33,908	20,403	739,612	96,910
Net Asset Value (a):
Class A — Redemption price per share	$15.82	$16.63	$58.52	$19.25
Class C — Offering price per share (b)	15.78	16.58	38.53	18.19
Class I — Offering and redemption price per share	15.84	16.65	60.14	18.82
Class R2 — Offering and redemption price per share	—	—	54.78	19.04
Class R3 — Offering and redemption price per share	—	—	58.91	18.76
Class R4 — Offering and redemption price per share	—	—	59.99	19.27
Class R5 — Offering and redemption price per share	15.85	16.67	62.32	19.07
Class R6 — Offering and redemption price per share	15.85	16.67	63.12	18.91
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.70	$17.55	$61.76	$20.32
Cost of investments in non-affiliates	$3,990,020	$2,327,953	$47,592,591	$3,150,558
Cost of investments in affiliates	78,904	15,876	1,965,567	30,619
Cost of options purchased	62,967	23,457	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	—	29,877
Cost of investment of cash collateral (See Note 2.C.)	—	—	—	31,436
Premiums received from options written	62,039	23,066	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$167,673	$25,330,313	$1,200,167	$1,955,057
Investments in affiliates, at value	872	290,881	14,184	48,734
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	7,368	—
Cash	8	2,200	61	495
Deposits at broker for futures contracts	222	5,899	753	1,107
Receivables:
Investment securities sold	—	21,951	—	—
Fund shares sold	53	52,872	770	4,315
Dividends from non-affiliates	180	12,786	738	1,511
Dividends from affiliates	— (a)	44	2	7
Securities lending income (See Note 2.C.)	—	—	2	—
Other assets	—	94	—	—
Total Assets	169,008	25,717,040	1,224,045	2,011,226
LIABILITIES:
Payables:
Securities sold short, at value	—	—	—	412,888
Dividend expense to non-affiliates on securities sold short	—	—	—	440
Investment securities purchased	—	179,889	—	257
Interest expense to non-affiliates on securities sold short	—	—	—	179
Collateral received on securities loaned (See Note 2.C.)	—	—	7,368	—
Fund shares redeemed	999	72,179	328	2,278
Variation margin on futures contracts	3	456	34	63
Accrued liabilities:
Investment advisory fees	28	8,061	269	777
Administration fees	— (a)	948	53	49
Distribution fees	12	865	51	79
Service fees	16	1,753	71	54
Custodian and accounting fees	8	163	12	31
Trustees’ and Chief Compliance Officer’s fees	—	1	— (a)	— (a)
Other	56	22	34	47
Total Liabilities	1,122	264,337	8,220	417,142
Net Assets	$167,886	$25,452,703	$1,215,825	$1,594,084

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	115

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$137,641	$15,766,273	$619,122	$688,975
Total distributable earnings (loss)	30,245	9,686,430	596,703	905,109
Total Net Assets	$167,886	$25,452,703	$1,215,825	$1,594,084
Net Assets:
Class A	$42,700	$2,185,634	$128,719	$259,968
Class C	3,201	408,836	11,591	39,713
Class I	79,278	4,127,062	122,758	949,608
Class L	—	2,216,031	—	—
Class R2	2,382	267,290	40,699	6,122
Class R3	—	206,587	—	—
Class R4	—	80,780	—	—
Class R5	3,952	1,151,711	130,970	34,741
Class R6	36,373	14,808,772	781,088	303,932
Total	$167,886	$25,452,703	$1,215,825	$1,594,084
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,543	103,285	1,939	15,776
Class C	119	20,360	182	3,082
Class I	2,825	194,206	1,796	54,612
Class L	—	104,003	—	—
Class R2	88	12,810	641	425
Class R3	—	9,812	—	—
Class R4	—	3,808	—	—
Class R5	140	54,026	1,959	1,964
Class R6	1,293	692,767	11,693	17,201
Net Asset Value (a):
Class A — Redemption price per share	$27.67	$21.16	$66.40	$16.48
Class C — Offering price per share (b)	26.95	20.08	63.50	12.88
Class I — Offering and redemption price per share	28.06	21.25	68.35	17.39
Class L — Offering and redemption price per share	—	21.31	—	—
Class R2 — Offering and redemption price per share	27.22	20.87	63.51	14.41
Class R3 — Offering and redemption price per share	—	21.05	—	—
Class R4 — Offering and redemption price per share	—	21.21	—	—
Class R5 — Offering and redemption price per share	28.14	21.32	66.84	17.68
Class R6 — Offering and redemption price per share	28.14	21.38	66.80	17.67
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.20	$22.33	$70.08	$17.39
Cost of investments in non-affiliates	$136,337	$15,619,531	$611,549	$1,047,711
Cost of investments in affiliates	872	290,768	14,179	48,721
Investment securities on loan, at value (See Note 2.C.)	—	—	7,213	—
Cost of investment of cash collateral (See Note 2.C.)	—	—	7,368	—
Proceeds from securities sold short	—	—	—	414,795

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$7,654,528	$186,389	$5,266,992
Investments in affiliates, at value	62,299	2,903	74,714
Cash	307	15	415
Deposits at broker for futures contracts	2,890	230	—
Receivables:
Investment securities sold	8,201	—	—
Fund shares sold	19,467	184	6,085
Dividends from non-affiliates	8,056	249	6,775
Dividends from affiliates	9	— (a)	11
Total Assets	7,755,757	189,970	5,354,992
LIABILITIES:
Payables:
Investment securities purchased	8,284	—	2,791
Fund shares redeemed	20,319	176	6,739
Variation margin on futures contracts	165	5	—
Accrued liabilities:
Investment advisory fees	1,264	33	1,614
Administration fees	258	2	234
Distribution fees	37	13	310
Service fees	78	5	739
Custodian and accounting fees	61	10	35
Trustees’ and Chief Compliance Officer’s fees	1	— (a)	— (a)
Other	23	38	9
Total Liabilities	30,490	282	12,471
Net Assets	$7,725,267	$189,688	$5,342,521

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	117

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$4,609,391	$163,360	$4,450,366
Total distributable earnings (loss)	3,115,876	26,328	892,155
Total Net Assets	$7,725,267	$189,688	$5,342,521
Net Assets:
Class A	$175,869	$49,470	$1,145,808
Class C	—	4,169	108,506
Class I	761,292	78,357	2,359,405
Class R2	—	—	5,677
Class R3	—	—	12,387
Class R4	—	—	2,517
Class R5	—	—	12,449
Class R6	6,788,106	57,692	1,695,772
Total	$7,725,267	$189,688	$5,342,521
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,822	803	16,474
Class C	—	70	1,775
Class I	20,594	1,259	31,838
Class R2	—	—	82
Class R3	—	—	167
Class R4	—	—	34
Class R5	—	—	167
Class R6	183,940	928	22,690
Net Asset Value (a):
Class A — Redemption price per share	$36.47	$61.62	$69.55
Class C — Offering price per share (b)	—	60.33	61.14
Class I — Offering and redemption price per share	36.97	62.17	74.11
Class R2 — Offering and redemption price per share	—	—	69.66
Class R3 — Offering and redemption price per share	—	—	73.89
Class R4 — Offering and redemption price per share	—	—	74.12
Class R5 — Offering and redemption price per share	—	—	74.70
Class R6 — Offering and redemption price per share	36.90	62.14	74.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$38.49	$65.03	$73.40
Cost of investments in non-affiliates	$4,519,798	$138,156	$4,352,811
Cost of investments in affiliates	62,266	2,901	74,664

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$53	$192,032	$388
Interest income from affiliates	4	—	64	— (a)
Dividend income from non-affiliates	638,199	64,043	45,703	122,655
Dividend income from affiliates	8,790	2,181	1,523	8,502
Income from securities lending (net) (See Note 2.C.)	1,450	233	65	—
Total investment income	648,443	66,510	239,387	131,545
EXPENSES:
Investment advisory fees	92,793	1,638	7,332	20,661
Administration fees	8,023	3,072	2,199	5,397
Distribution fees:
Class A	5,414	971	537	1,603
Class C	3,447	334	923	1,650
Class R2	253	—	—	—
Class R3	264	—	—	—
Service fees:
Class A	5,414	971	537	1,603
Class C	1,149	112	308	550
Class I	21,968	1,222	4,624	16,440
Class R2	127	—	—	—
Class R3	264	—	—	—
Class R4	289	—	—	—
Class R5	606	—	— (a)	3
Custodian and accounting fees	757	144	111	250
Interest expense to affiliates	—	4	51	—
Professional fees	143	45	59	81
Trustees’ and Chief Compliance Officer’s fees	98	27	22	43
Printing and mailing costs	1,184	77	79	283
Registration and filing fees	190	36	192	42
Transfer agency fees (See Note 2.K.)	532	129	73	138
Other	215	41	37	54
Total expenses	143,130	8,823	17,084	48,798
Less fees waived	(343)	(4,206)	(35)	(324)
Less expense reimbursements	(4)	(24)	(1)	(2)
Net expenses	142,783	4,593	17,048	48,472
Net investment income (loss)	505,660	61,917	222,339	83,073

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	119

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$725,787	$(3,307)	$(312,612)	$326,876
Investments in affiliates	211	137	26	—
Options purchased	—	—	—	(354,946)
Futures contracts	—	2,254	(2,063)	10,641
Options written	—	—	—	(614,693)
Net realized gain (loss)	725,998	(916)	(314,649)	(632,122)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	966,108	566,418	317,377	967,620
Investments in affiliates	3	15,495	5	—
Options purchased	—	—	—	(1,650)
Futures contracts	—	223	(546)	957
Options written	—	—	—	5,820
Change in net unrealized appreciation/depreciation	966,111	582,136	316,836	972,747
Net realized/unrealized gains (losses)	1,692,109	581,220	2,187	340,625
Change in net assets resulting from operations	$2,197,769	$643,137	$224,526	$423,698
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$118	$64	$2	$—
Interest income from affiliates	—	—	— (a)	—
Dividend income from non-affiliates	34,545	18,827	197,481	40,069
Dividend income from affiliates	2,277	1,370	66,497	2,495
Income from securities lending (net) (See Note 2.C.)	—	—	97	235
Total investment income	36,940	20,261	264,077	42,799
EXPENSES:
Investment advisory fees	5,773	3,147	147,749	7,033
Administration fees	1,732	944	8,997	1,319
Distribution fees:
Class A	328	153	6,115	354
Class C	848	399	2,423	321
Class R2	—	—	413	34
Class R3	—	—	553	14
Service fees:
Class A	328	153	6,115	354
Class C	283	133	808	107
Class I	4,552	2,552	20,392	1,667
Class R2	—	—	207	17
Class R3	—	—	553	14
Class R4	—	—	672	2
Class R5	— (a)	— (a)	437	15
Custodian and accounting fees	80	49	880	64
Interest expense to affiliates	—	—	2	—
Professional fees	55	50	142	35
Trustees’ and Chief Compliance Officer’s fees	21	18	126	19
Printing and mailing costs	157	83	858	101
Registration and filing fees	98	72	442	122
Transfer agency fees (See Note 2.K.)	31	14	540	93
Other	40	27	255	21
Total expenses	14,326	7,794	198,679	11,706
Less fees waived	(80)	(85)	(17,028)	(1,135)
Less expense reimbursements	(1)	(1)	(5)	(9)
Net expenses	14,245	7,708	181,646	10,562
Net investment income (loss)	22,695	12,553	82,431	32,237

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	121

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$27,605	$17,052	$174,015	$71,786
Investments in affiliates	—	—	329	29
Options purchased	38,385	(61,145)	—	—
Futures contracts	(2,658)	4,273	—	—
Foreign currency transactions	—	—	—	(2)
Options written	(125,062)	(15,418)	—	—
Net realized gain (loss)	(61,730)	(55,238)	174,344	71,813
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	357,232	211,839	5,890,285	125,944
Investments in affiliates	—	—	956	9
Options purchased	807	10,816	—	—
Futures contracts	1,244	(212)	—	—
Options written	(267,846)	13,706	—	—
Change in net unrealized appreciation/depreciation	91,437	236,149	5,891,241	125,953
Net realized/unrealized gains (losses)	29,707	180,911	6,065,585	197,766
Change in net assets resulting from operations	$52,402	$193,464	$6,148,016	$230,003
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6	$79	$21	$73
Interest income from affiliates	—	3	—	— (a)
Dividend income from non-affiliates	1,987	178,553	4,432	11,479
Dividend income from affiliates	69	6,989	382	1,117
Income from securities lending (net) (See Note 2.C.)	—	9	2	—
Total investment income	2,062	185,633	4,837	12,669
EXPENSES:
Investment advisory fees	257	47,156	1,726	4,796
Administration fees	64	6,760	432	553
Distribution fees:
Class A	55	2,508	148	298
Class C	13	1,493	43	127
Class R2	6	637	95	15
Class R3	—	239	—	—
Service fees:
Class A	55	2,508	148	298
Class C	4	498	14	42
Class I	101	4,564	135	1,095
Class L	—	1,055	—	—
Class R2	3	318	48	7
Class R3	—	239	—	—
Class R4	—	90	—	—
Class R5	2	553	61	16
Custodian and accounting fees	14	346	22	30
Interest expense to affiliates	—	1	—	— (a)
Professional fees	25	79	28	34
Trustees’ and Chief Compliance Officer’s fees	13	54	15	16
Printing and mailing costs	7	321	10	27
Registration and filing fees	41	289	45	50
Transfer agency fees (See Note 2.K.)	5	295	21	20
Dividend expense to non-affiliates on securities sold short	—	—	—	4,911
Interest expense to non-affiliates on securities sold short	—	—	—	1,046
Other	7	114	10	11
Total expenses	672	70,117	3,001	13,392
Less fees waived	(208)	(3,549)	(356)	(1,909)
Less expense reimbursements	(1)	(75)	(3)	(1)
Net expenses	463	66,493	2,642	11,482
Net investment income (loss)	1,599	119,140	2,195	1,187

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	123

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$2,429	$189,806	$26,983	$41,698
Investments in affiliates	1	131	2	17
Futures contracts	82	(6,735)	54	3,712
Securities sold short	—	—	—	(4,618)
Net realized gain (loss)	2,512	183,202	27,039	40,809
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,260	1,786,333	91,509	120,478
Investments in affiliates	— (a)	108	4	13
Futures contracts	(40)	—	(117)	(53)
Securities sold short	—	—	—	(21,822)
Change in net unrealized appreciation/depreciation	7,220	1,786,441	91,396	98,616
Net realized/unrealized gains (losses)	9,732	1,969,643	118,435	139,425
Change in net assets resulting from operations	$11,331	$2,088,783	$120,630	$140,612

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$99	$6	$—
Interest income from affiliates	— (a)	—	—
Dividend income from non-affiliates	54,689	1,212	53,504
Dividend income from affiliates	1,886	78	4,068
Income from securities lending (net) (See Note 2.C.)	—	—	— (a)
Total investment income	56,674	1,296	57,572
EXPENSES:
Investment advisory fees	9,228	267	9,904
Administration fees	2,768	67	1,857
Distribution fees:
Class A	215	58	1,342
Class C	—	15	400
Class R2	—	—	13
Class R3	—	—	12
Service fees:
Class A	215	58	1,342
Class C	—	5	133
Class I	889	93	2,880
Class R2	—	—	7
Class R3	—	—	12
Class R4	—	—	5
Class R5	—	—	5
Custodian and accounting fees	112	14	73
Professional fees	45	26	36
Trustees’ and Chief Compliance Officer’s fees	26	13	22
Printing and mailing costs	36	16	95
Registration and filing fees	122	25	221
Transfer agency fees (See Note 2.K.)	40	4	101
Other	30	4	20
Total expenses	13,726	665	18,480
Less fees waived	(3,878)	(259)	(1,518)
Less expense reimbursements	(1)	(1)	(11)
Net expenses	9,847	405	16,951
Net investment income (loss)	46,827	891	40,621

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	125

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$108,711	$1,238	$10,368
Investments in affiliates	17	— (a)	31
Futures contracts	3,048	(2)	—
Net realized gain (loss)	111,776	1,236	10,399
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	465,969	13,395	222,304
Investments in affiliates	31	2	43
Futures contracts	(325)	49	—
Change in net unrealized appreciation/depreciation	465,675	13,446	222,347
Net realized/unrealized gains (losses)	577,451	14,682	232,746
Change in net assets resulting from operations	$624,278	$15,573	$273,367

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$505,660	$1,037,438	$61,917	$116,451
Net realized gain (loss)	725,998	490,464	(916)	(148,590)
Change in net unrealized appreciation/depreciation	966,111	1,891,205	582,136	1,370,519
Change in net assets resulting from operations	2,197,769	3,419,107	643,137	1,338,380
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(74,872)	(168,036)	(4,948)	(8,879)
Class C	(13,421)	(37,071)	(297)	(595)
Class I	(313,493)	(712,740)	(7,727)	(14,064)
Class R2	(1,618)	(3,638)	—	—
Class R3	(3,614)	(8,671)	—	—
Class R4	(4,012)	(9,017)	—	—
Class R5	(22,869)	(52,737)	—	—
Class R6	(423,513)	(898,296)	(53,625)	(93,153)
Total distributions to shareholders	(857,412)	(1,890,206)	(66,597)	(116,691)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,861,395)	390,632	206,680	(457,334)
NET ASSETS:
Change in net assets	(1,521,038)	1,919,533	783,220	764,355
Beginning of period	47,890,947	45,971,414	8,022,139	7,257,784
End of period	$46,369,909	$47,890,947	$8,805,359	$8,022,139
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$222,339	$511,995	$83,073	$158,910
Net realized gain (loss)	(314,649)	(503,117)	(632,122)	(339,696)
Change in net unrealized appreciation/depreciation	316,836	485,760	972,747	2,291,782
Change in net assets resulting from operations	224,526	494,638	423,698	2,110,996
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,841)	(57,430)	(5,738)	(11,178)
Class C	(8,469)	(41,689)	(891)	(1,340)
Class I	(140,648)	(296,490)	(75,736)	(126,466)
Class R5	(22)	(53)	(39)	(67)
Class R6	(58,328)	(118,435)	(11,574)	(20,453)
Total distributions to shareholders	(223,308)	(514,097)	(93,978)	(159,504)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	43,960	2,230,986	575,647	(2,436,362)
NET ASSETS:
Change in net assets	45,178	2,211,527	905,367	(484,870)
Beginning of period	5,822,118	3,610,591	16,009,464	16,494,334
End of period	$5,867,296	$5,822,118	$16,914,831	$16,009,464
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,695	$48,659	$12,553	$25,477
Net realized gain (loss)	(61,730)	(369,209)	(55,238)	(244,555)
Change in net unrealized appreciation/depreciation	91,437	888,868	236,149	499,236
Change in net assets resulting from operations	52,402	568,318	193,464	280,158
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,117)	(19,932)	(538)	(2,250)
Class C	(398)	(13,519)	(202)	(1,475)
Class I	(20,617)	(230,748)	(11,748)	(46,550)
Class R5	(5)	(43)	— (a)	(8)
Class R6	(3,694)	(26,056)	(1,875)	(3,435)
Total distributions to shareholders	(25,831)	(290,298)	(14,363)	(53,718)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,863	(1,287,993)	350,140	(744,217)
NET ASSETS:
Change in net assets	34,434	(1,009,973)	529,241	(517,777)
Beginning of period	4,613,494	5,623,467	2,333,516	2,851,293
End of period	$4,647,928	$4,613,494	$2,862,757	$2,333,516

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,431	$227,848	$32,237	$55,490
Net realized gain (loss)	174,344	(1,770,410)	71,813	145,602
Change in net unrealized appreciation/depreciation	5,891,241	12,431,756	125,953	182,427
Change in net assets resulting from operations	6,148,016	10,889,194	230,003	383,519
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(117,896)	(12,793)	(14,725)
Class C	—	(24,062)	(3,732)	(4,711)
Class I	(21,930)	(364,265)	(63,639)	(79,002)
Class R2	—	(3,100)	(617)	(706)
Class R3	(347)	(7,437)	(557)	(404)
Class R4	(851)	(6,490)	(66)	(34)
Class R5	(2,077)	(20,860)	(1,501)	(1,559)
Class R6	(144,889)	(676,915)	(85,936)	(97,557)
Total distributions to shareholders	(170,094)	(1,221,025)	(168,841)	(198,698)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,291,065	19,571,678	93,663	86,714
NET ASSETS:
Change in net assets	12,268,987	29,239,847	154,825	271,535
Beginning of period	60,586,545	31,346,698	3,467,553	3,196,018
End of period	$72,855,532	$60,586,545	$3,622,378	$3,467,553
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,599	$3,568	$119,140	$234,891
Net realized gain (loss)	2,512	10,835	183,202	619,922
Change in net unrealized appreciation/depreciation	7,220	4,664	1,786,441	2,704,080
Change in net assets resulting from operations	11,331	19,067	2,088,783	3,558,893
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,727)	(2,983)	(30,834)	(77,126)
Class C	(206)	(348)	(5,216)	(15,439)
Class I	(5,170)	(5,805)	(62,882)	(111,968)
Class L	—	—	(34,914)	(81,148)
Class R2	(159)	(159)	(3,555)	(10,023)
Class R3	—	—	(2,914)	(7,635)
Class R4	—	—	(1,233)	(2,803)
Class R5	(249)	(245)	(18,733)	(47,765)
Class R6	(2,423)	(2,647)	(239,463)	(608,833)
Total distributions to shareholders	(10,934)	(12,187)	(399,744)	(962,740)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,090)	(25,799)	590,599	1,970,003
NET ASSETS:
Change in net assets	(9,693)	(18,919)	2,279,638	4,566,156
Beginning of period	177,579	196,498	23,173,065	18,606,909
End of period	$167,886	$177,579	$25,452,703	$23,173,065
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,195	$5,717	$1,187	$2,543
Net realized gain (loss)	27,039	(2,346)	40,809	341,009
Change in net unrealized appreciation/depreciation	91,396	250,354	98,616	(28,435)
Change in net assets resulting from operations	120,630	253,725	140,612	315,117
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(930)	(3,541)	(26,732)	(57,958)
Class C	(78)	(679)	(5,198)	(8,148)
Class I	(1,115)	(3,403)	(100,148)	(214,694)
Class R2	(264)	(1,206)	(770)	(1,333)
Class R5	(1,369)	(4,404)	(3,591)	(6,790)
Class R6	(8,988)	(28,012)	(32,343)	(78,294)
Total distributions to shareholders	(12,744)	(41,245)	(168,782)	(367,217)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(38,135)	(42,555)	193,835	(156,551)
NET ASSETS:
Change in net assets	69,751	169,925	165,665	(208,651)
Beginning of period	1,146,074	976,149	1,428,419	1,637,070
End of period	$1,215,825	$1,146,074	$1,594,084	$1,428,419
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,827	$93,477	$891	$1,723
Net realized gain (loss)	111,776	(57,184)	1,236	(14,145)
Change in net unrealized appreciation/depreciation	465,675	1,292,065	13,446	40,696
Change in net assets resulting from operations	624,278	1,328,358	15,573	28,274
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,155)	(4,208)	(381)	(374)
Class C	—	—	(10)	(16)
Class I	(5,778)	(18,484)	(761)	(927)
Class R6	(54,990)	(171,013)	(587)	(594)
Total distributions to shareholders	(61,923)	(193,705)	(1,739)	(1,911)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(398,107)	(324,672)	(147)	(35,768)
NET ASSETS:
Change in net assets	164,248	809,981	13,687	(9,405)
Beginning of period	7,561,019	6,751,038	176,001	185,406
End of period	$7,725,267	$7,561,019	$189,688	$176,001
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,621	$62,112
Net realized gain (loss)	10,399	(19,251)
Change in net unrealized appreciation/depreciation	222,347	380,248
Change in net assets resulting from operations	273,367	423,109
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,172)	(15,303)
Class C	(777)	(1,362)
Class I	(20,726)	(33,217)
Class R2	(38)	(58)
Class R3	(76)	(138)
Class R4	(30)	(44)
Class R5	(107)	(132)
Class R6	(15,558)	(18,946)
Total distributions to shareholders	(46,484)	(69,200)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	410,733	1,536,668
NET ASSETS:
Change in net assets	637,616	1,890,577
Beginning of period	4,704,905	2,814,328
End of period	$5,342,521	$4,704,905
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$216,316	$461,442	$54,909	$80,596
Distributions reinvested	69,643	155,671	4,762	8,557
Cost of shares redeemed	(437,827)	(906,349)	(55,882)	(87,703)
Change in net assets resulting from Class A capital transactions	(151,868)	(289,236)	3,789	1,450
Class C
Proceeds from shares issued	9,464	30,826	5,380	11,116
Distributions reinvested	12,368	34,192	263	515
Cost of shares redeemed	(186,220)	(312,013)	(16,449)	(20,412)
Change in net assets resulting from Class C capital transactions	(164,388)	(246,995)	(10,806)	(8,781)
Class I
Proceeds from shares issued	1,131,090	3,998,322	172,040	250,536
Distributions reinvested	284,540	648,293	7,312	13,326
Cost of shares redeemed	(3,182,008)	(4,342,186)	(110,383)	(572,728)
Change in net assets resulting from Class I capital transactions	(1,766,378)	304,429	68,969	(308,866)
Class R2
Proceeds from shares issued	5,432	19,183	—	—
Distributions reinvested	1,594	3,586	—	—
Cost of shares redeemed	(13,938)	(23,483)	—	—
Change in net assets resulting from Class R2 capital transactions	(6,912)	(714)	—	—
Class R3
Proceeds from shares issued	14,953	49,432	—	—
Distributions reinvested	2,950	6,709	—	—
Cost of shares redeemed	(44,847)	(66,619)	—	—
Change in net assets resulting from Class R3 capital transactions	(26,944)	(10,478)	—	—
Class R4
Proceeds from shares issued	14,092	98,579	—	—
Distributions reinvested	4,012	9,017	—	—
Cost of shares redeemed	(60,979)	(73,719)	—	—
Change in net assets resulting from Class R4 capital transactions	(42,875)	33,877	—	—
Class R5
Proceeds from shares issued	78,458	213,246	—	—
Distributions reinvested	22,416	51,510	—	—
Cost of shares redeemed	(157,385)	(357,218)	—	—
Change in net assets resulting from Class R5 capital transactions	(56,511)	(92,462)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,467,017	$4,246,117	$436,969	$1,167,392
Distributions reinvested	408,712	866,095	53,188	92,124
Cost of shares redeemed	(2,521,248)	(4,420,001)	(345,429)	(1,400,653)
Change in net assets resulting from Class R6 capital transactions	(645,519)	692,211	144,728	(141,137)
Total change in net assets resulting from capital transactions	$(2,861,395)	$390,632	$206,680	$(457,334)
SHARE TRANSACTIONS:
Class A
Issued	10,037	21,135	819	1,350
Reinvested	3,179	7,032	71	144
Redeemed	(20,236)	(41,471)	(837)	(1,464)
Change in Class A Shares	(7,020)	(13,304)	53	30
Class C
Issued	448	1,438	81	188
Reinvested	577	1,575	4	9
Redeemed	(8,847)	(14,635)	(248)	(346)
Change in Class C Shares	(7,822)	(11,622)	(163)	(149)
Class I
Issued	51,157	179,200	2,521	4,129
Reinvested	12,744	28,756	108	225
Redeemed	(144,068)	(195,289)	(1,640)	(9,646)
Change in Class I Shares	(80,167)	12,667	989	(5,292)
Class R2
Issued	252	886	—	—
Reinvested	73	163	—	—
Redeemed	(652)	(1,085)	—	—
Change in Class R2 Shares	(327)	(36)	—	—
Class R3
Issued	685	2,266	—	—
Reinvested	135	303	—	—
Redeemed	(2,034)	(3,062)	—	—
Change in Class R3 Shares	(1,214)	(493)	—	—
Class R4
Issued	638	4,435	—	—
Reinvested	180	401	—	—
Redeemed	(2,809)	(3,329)	—	—
Change in Class R4 Shares	(1,991)	1,507	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	3,546	9,554	—	—
Reinvested	1,003	2,284	—	—
Redeemed	(7,115)	(16,199)	—	—
Change in Class R5 Shares	(2,566)	(4,361)	—	—
Class R6
Issued	66,259	190,860	6,492	19,404
Reinvested	18,318	38,463	789	1,548
Redeemed	(114,045)	(198,224)	(5,188)	(23,106)
Change in Class R6 Shares	(29,468)	31,099	2,093	(2,154)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$140,859	$269,194	$183,114	$413,623
Distributions reinvested	15,680	57,042	5,710	11,121
Cost of shares redeemed	(82,750)	(822,646)	(188,732)	(949,459)
Change in net assets resulting from Class A capital transactions	73,789	(496,410)	92	(524,715)
Class C
Proceeds from shares issued	53,616	120,242	49,109	32,667
Distributions reinvested	8,436	41,661	891	1,340
Cost of shares redeemed	(18,653)	(673,497)	(52,041)	(88,050)
Change in net assets resulting from Class C capital transactions	43,399	(511,594)	(2,041)	(54,043)
Class I
Proceeds from shares issued	968,135	3,114,570	2,152,852	2,707,387
Distributions reinvested	137,400	289,837	73,390	123,008
Cost of shares redeemed	(985,484)	(1,606,406)	(1,667,704)	(4,461,761)
Change in net assets resulting from Class I capital transactions	120,051	1,798,001	558,538	(1,631,366)
Class R5
Proceeds from shares issued	259	537	381	698
Distributions reinvested	22	53	39	67
Cost of shares redeemed	(698)	(46)	(876)	(795)
Change in net assets resulting from Class R5 capital transactions	(417)	544	(456)	(30)
Class R6
Proceeds from shares issued	62,229	1,672,438	438,203	363,419
Distributions reinvested	54,681	109,541	5,680	9,007
Cost of shares redeemed	(309,772)	(341,534)	(424,369)	(598,634)
Change in net assets resulting from Class R6 capital transactions	(192,862)	1,440,445	19,514	(226,208)
Total change in net assets resulting from capital transactions	$43,960	$2,230,986	$575,647	$(2,436,362)
SHARE TRANSACTIONS:
Class A
Issued	10,389	19,716	6,654	16,545
Reinvested	1,160	4,202	208	447
Redeemed	(6,154)	(61,516)	(6,871)	(38,851)
Change in Class A Shares	5,395	(37,598)	(9)	(21,859)
Class C
Issued	3,947	8,815	1,795	1,266
Reinvested	625	3,068	33	55
Redeemed	(1,377)	(50,406)	(1,917)	(3,555)
Change in Class C Shares	3,195	(38,523)	(89)	(2,234)
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	71,345	228,048	77,785	105,360
Reinvested	10,160	21,311	2,664	4,890
Redeemed	(72,934)	(118,698)	(60,457)	(178,074)
Change in Class I Shares	8,571	130,661	19,992	(67,824)
Class R5
Issued	18	39	14	27
Reinvested	2	4	1	3
Redeemed	(51)	(3)	(31)	(31)
Change in Class R5 Shares	(31)	40	(16)	(1)
Class R6
Issued	4,562	125,253	16,005	14,409
Reinvested	4,043	8,022	206	357
Redeemed	(22,872)	(25,171)	(15,282)	(23,593)
Change in Class R6 Shares	(14,267)	108,104	929	(8,827)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,726	$137,526	$22,926	$58,361
Distributions reinvested	1,115	19,929	536	2,244
Cost of shares redeemed	(52,998)	(195,721)	(21,139)	(62,266)
Change in net assets resulting from Class A capital transactions	(19,157)	(38,266)	2,323	(1,661)
Class C
Proceeds from shares issued	16,008	45,876	18,345	37,075
Distributions reinvested	397	13,509	201	1,466
Cost of shares redeemed	(36,347)	(79,358)	(16,038)	(39,960)
Change in net assets resulting from Class C capital transactions	(19,942)	(19,973)	2,508	(1,419)
Class I
Proceeds from shares issued	914,960	2,380,852	667,740	1,619,694
Distributions reinvested	20,073	228,481	11,583	46,107
Cost of shares redeemed	(942,923)	(3,279,976)	(465,632)	(2,185,835)
Change in net assets resulting from Class I capital transactions	(7,890)	(670,643)	213,691	(520,034)
Class R5
Proceeds from shares issued	25	159	—	351
Distributions reinvested	5	43	— (a)	8
Cost of shares redeemed	(49)	(62)	(6)	(470)
Change in net assets resulting from Class R5 capital transactions	(19)	140	(6)	(111)
Class R6
Proceeds from shares issued	247,387	647,862	155,044	181,537
Distributions reinvested	3,552	25,748	1,782	3,314
Cost of shares redeemed	(196,068)	(1,232,861)	(25,202)	(405,843)
Change in net assets resulting from Class R6 capital transactions	54,871	(559,251)	131,624	(220,992)
Total change in net assets resulting from capital transactions	$7,863	$(1,287,993)	$350,140	$(744,217)
SHARE TRANSACTIONS:
Class A
Issued	2,108	9,036	1,458	4,028
Reinvested	72	1,389	33	155
Redeemed	(3,407)	(13,121)	(1,328)	(4,278)
Change in Class A Shares	(1,227)	(2,696)	163	(95)
Class C
Issued	1,031	3,079	1,167	2,567
Reinvested	26	946	13	101
Redeemed	(2,344)	(5,360)	(1,017)	(2,750)
Change in Class C Shares	(1,287)	(1,335)	163	(82)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	58,802	159,350	42,383	112,208
Reinvested	1,291	15,870	720	3,178
Redeemed	(60,646)	(220,794)	(29,169)	(149,700)
Change in Class I Shares	(553)	(45,574)	13,934	(34,314)
Class R5
Issued	2	10	—	25
Reinvested	— (a)	3	— (a)	1
Redeemed	(3)	(4)	(1)	(33)
Change in Class R5 Shares	(1)	9	(1)	(7)
Class R6
Issued	15,939	44,429	10,004	12,796
Reinvested	228	1,780	110	227
Redeemed	(12,489)	(81,465)	(1,568)	(27,983)
Change in Class R6 Shares	3,678	(35,256)	8,546	(14,960)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$510,284	$870,898	$23,710	$91,301
Distributions reinvested	—	109,274	12,544	14,411
Cost of shares redeemed	(397,385)	(804,852)	(37,660)	(65,188)
Change in net assets resulting from Class A capital transactions	112,899	175,320	(1,406)	40,524
Class C
Proceeds from shares issued	80,227	103,505	5,255	29,810
Distributions reinvested	—	22,030	3,721	4,710
Cost of shares redeemed	(83,172)	(149,550)	(17,217)	(26,960)
Change in net assets resulting from Class C capital transactions	(2,945)	(24,015)	(8,241)	7,560
Class I
Proceeds from shares issued	2,803,288	6,518,736	282,249	699,307
Distributions reinvested	19,621	336,415	58,518	74,628
Cost of shares redeemed	(2,105,681)	(3,306,703)	(309,822)	(822,548)
Change in net assets resulting from Class I capital transactions	717,228	3,548,448	30,945	(48,613)
Class R2
Proceeds from shares issued	62,758	41,401	1,188	3,171
Distributions reinvested	—	3,038	616	703
Cost of shares redeemed	(22,146)	(28,556)	(1,305)	(3,162)
Change in net assets resulting from Class R2 capital transactions	40,612	15,883	499	712
Class R3
Proceeds from shares issued	291,274	160,354	2,079	5,295
Distributions reinvested	283	5,057	557	404
Cost of shares redeemed	(55,994)	(70,463)	(1,218)	(1,334)
Change in net assets resulting from Class R3 capital transactions	235,563	94,948	1,418	4,365
Class R4
Proceeds from shares issued	126,947	351,742	185	770
Distributions reinvested	826	6,116	65	34
Cost of shares redeemed	(76,069)	(74,599)	(136)	(80)
Change in net assets resulting from Class R4 capital transactions	51,704	283,259	114	724
Class R5
Proceeds from shares issued	108,549	328,090	3,977	11,223
Distributions reinvested	2,028	20,245	1,409	1,519
Cost of shares redeemed	(234,244)	(183,419)	(3,241)	(7,261)
Change in net assets resulting from Class R5 capital transactions	(123,667)	164,916	2,145	5,481
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$8,645,761	$18,301,512	$195,186	$429,363
Distributions reinvested	137,456	651,685	84,065	94,910
Cost of shares redeemed	(3,523,546)	(3,640,278)	(211,062)	(448,312)
Change in net assets resulting from Class R6 capital transactions	5,259,671	15,312,919	68,189	75,961
Total change in net assets resulting from capital transactions	$6,291,065	$19,571,678	$93,663	$86,714
SHARE TRANSACTIONS:
Class A
Issued	9,386	18,541	1,263	4,907
Reinvested	—	2,391	665	772
Redeemed	(7,316)	(17,198)	(2,002)	(3,518)
Change in Class A Shares	2,070	3,734	(74)	2,161
Class C
Issued	2,233	3,313	295	1,685
Reinvested	—	728	208	266
Redeemed	(2,323)	(4,826)	(974)	(1,534)
Change in Class C Shares	(90)	(785)	(471)	417
Class I
Issued	50,537	135,810	15,452	38,688
Reinvested	330	7,184	3,172	4,089
Redeemed	(37,836)	(68,687)	(16,851)	(45,461)
Change in Class I Shares	13,031	74,307	1,773	(2,684)
Class R2
Issued	1,218	944	65	173
Reinvested	—	71	33	38
Redeemed	(436)	(653)	(70)	(173)
Change in Class R2 Shares	782	362	28	38
Class R3
Issued	5,226	3,392	116	289
Reinvested	5	110	30	22
Redeemed	(1,010)	(1,484)	(66)	(73)
Change in Class R3 Shares	4,221	2,018	80	238
Class R4
Issued	2,282	7,214	10	40
Reinvested	14	131	4	2
Redeemed	(1,365)	(1,548)	(8)	(4)
Change in Class R4 Shares	931	5,797	6	38
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	1,881	6,625	219	611
Reinvested	33	417	75	82
Redeemed	(4,042)	(3,725)	(175)	(395)
Change in Class R5 Shares	(2,128)	3,317	119	298
Class R6
Issued	147,599	361,060	10,671	23,620
Reinvested	2,206	13,285	4,534	5,183
Redeemed	(59,664)	(71,808)	(11,502)	(24,411)
Change in Class R6 Shares	90,141	302,537	3,703	4,392
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,594	$4,640	$262,285	$447,790
Distributions reinvested	2,631	2,875	29,175	72,047
Cost of shares redeemed	(8,732)	(12,011)	(175,213)	(389,511)
Change in net assets resulting from Class A capital transactions	(4,507)	(4,496)	116,247	130,326
Class C
Proceeds from shares issued	33	132	56,812	86,563
Distributions reinvested	206	348	5,089	15,033
Cost of shares redeemed	(1,032)	(3,889)	(78,209)	(99,064)
Change in net assets resulting from Class C capital transactions	(793)	(3,409)	(16,308)	2,532
Class I
Proceeds from shares issued	1,309	8,707	916,826	1,766,425
Distributions reinvested	5,130	5,763	61,003	108,259
Cost of shares redeemed	(10,837)	(28,654)	(376,013)	(791,861)
Change in net assets resulting from Class I capital transactions	(4,398)	(14,184)	601,816	1,082,823
Class L
Proceeds from shares issued	—	—	203,291	652,290
Distributions reinvested	—	—	32,238	76,174
Cost of shares redeemed	—	—	(314,639)	(394,900)
Change in net assets resulting from Class L capital transactions	—	—	(79,110)	333,564
Class R2
Proceeds from shares issued	134	269	24,183	43,961
Distributions reinvested	159	159	3,549	10,005
Cost of shares redeemed	(417)	(664)	(34,034)	(47,733)
Change in net assets resulting from Class R2 capital transactions	(124)	(236)	(6,302)	6,233
Class R3
Proceeds from shares issued	—	—	23,374	34,649
Distributions reinvested	—	—	2,627	6,932
Cost of shares redeemed	—	—	(24,172)	(29,102)
Change in net assets resulting from Class R3 capital transactions	—	—	1,829	12,479
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$—	$—	$12,027	$11,525
Distributions reinvested	—	—	1,233	2,803
Cost of shares redeemed	—	—	(4,889)	(10,175)
Change in net assets resulting from Class R4 capital transactions	—	—	8,371	4,153
Class R5
Proceeds from shares issued	194	690	76,599	188,486
Distributions reinvested	248	245	17,871	45,328
Cost of shares redeemed	(319)	(890)	(113,078)	(177,217)
Change in net assets resulting from Class R5 capital transactions	123	45	(18,608)	56,597
Class R6
Proceeds from shares issued	3,069	8,609	1,637,212	3,077,550
Distributions reinvested	2,423	2,647	232,729	593,789
Cost of shares redeemed	(5,883)	(14,775)	(1,887,277)	(3,330,043)
Change in net assets resulting from Class R6 capital transactions	(391)	(3,519)	(17,336)	341,296
Total change in net assets resulting from capital transactions	$(10,090)	$(25,799)	$590,599	$1,970,003
SHARE TRANSACTIONS:
Class A
Issued	59	170	13,148	24,678
Reinvested	96	106	1,411	4,026
Redeemed	(322)	(445)	(8,754)	(21,468)
Change in Class A Shares	(167)	(169)	5,805	7,236
Class C
Issued	1	5	2,994	5,013
Reinvested	8	13	258	885
Redeemed	(38)	(146)	(4,149)	(5,767)
Change in Class C Shares	(29)	(128)	(897)	131
Class I
Issued	46	320	46,093	95,392
Reinvested	186	210	2,946	6,018
Redeemed	(388)	(1,055)	(18,716)	(43,699)
Change in Class I Shares	(156)	(525)	30,323	57,711
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class L
Issued	—	—	10,036	35,876
Reinvested	—	—	1,555	4,224
Redeemed	—	—	(15,698)	(21,679)
Change in Class L Shares	—	—	(4,107)	18,421
Class R2
Issued	6	10	1,227	2,468
Reinvested	6	6	174	567
Redeemed	(16)	(25)	(1,723)	(2,652)
Change in Class R2 Shares	(4)	(9)	(322)	383
Class R3
Issued	—	—	1,172	1,914
Reinvested	—	—	128	389
Redeemed	—	—	(1,214)	(1,610)
Change in Class R3 Shares	—	—	86	693
Class R4
Issued	—	—	601	637
Reinvested	—	—	60	156
Redeemed	—	—	(245)	(556)
Change in Class R4 Shares	—	—	416	237
Class R5
Issued	6	25	3,779	10,332
Reinvested	9	9	862	2,514
Redeemed	(11)	(32)	(5,570)	(9,698)
Change in Class R5 Shares	4	2	(929)	3,148
Class R6
Issued	110	308	81,360	168,222
Reinvested	87	96	11,201	32,849
Redeemed	(213)	(539)	(93,686)	(180,944)
Change in Class R6 Shares	(16)	(135)	(1,125)	20,127
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,269	$15,107	$33,163	$28,119
Distributions reinvested	694	2,539	24,938	53,749
Cost of shares redeemed	(8,843)	(15,249)	(30,598)	(76,362)
Change in net assets resulting from Class A capital transactions	2,120	2,397	27,503	5,506
Class C
Proceeds from shares issued	1,622	932	10,995	7,658
Distributions reinvested	73	635	5,042	7,861
Cost of shares redeemed	(2,981)	(11,538)	(5,541)	(10,466)
Change in net assets resulting from Class C capital transactions	(1,286)	(9,971)	10,496	5,053
Class I
Proceeds from shares issued	17,457	14,330	155,021	190,588
Distributions reinvested	928	3,062	97,364	207,578
Cost of shares redeemed	(7,871)	(20,892)	(124,603)	(502,036)
Change in net assets resulting from Class I capital transactions	10,514	(3,500)	127,782	(103,870)
Class R2
Proceeds from shares issued	3,711	6,941	289	932
Distributions reinvested	263	1,201	770	1,322
Cost of shares redeemed	(4,244)	(9,408)	(458)	(776)
Change in net assets resulting from Class R2 capital transactions	(270)	(1,266)	601	1,478
Class R5
Proceeds from shares issued	9,218	9,640	4,771	6,570
Distributions reinvested	1,369	4,399	3,428	6,610
Cost of shares redeemed	(11,107)	(19,110)	(3,576)	(9,338)
Change in net assets resulting from Class R5 capital transactions	(520)	(5,071)	4,623	3,842
Class R6
Proceeds from shares issued	17,995	30,435	54,032	55,234
Distributions reinvested	8,688	27,159	23,448	60,993
Cost of shares redeemed	(75,376)	(82,738)	(54,650)	(184,787)
Change in net assets resulting from Class R6 capital transactions	(48,693)	(25,144)	22,830	(68,560)
Total change in net assets resulting from capital transactions	$(38,135)	$(42,555)	$193,835	$(156,551)
SHARE TRANSACTIONS:
Class A
Issued	164	289	2,007	1,779
Reinvested	11	50	1,535	3,614
Redeemed	(144)	(292)	(1,809)	(4,676)
Change in Class A Shares	31	47	1,733	717
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class C
Issued	27	19	810	586
Reinvested	1	13	397	653
Redeemed	(51)	(235)	(411)	(781)
Change in Class C Shares	(23)	(203)	796	458
Class I
Issued	277	260	8,711	10,925
Reinvested	14	59	5,665	13,301
Redeemed	(124)	(388)	(7,004)	(28,938)
Change in Class I Shares	167	(69)	7,372	(4,712)
Class R2
Issued	63	140	19	62
Reinvested	4	25	54	100
Redeemed	(71)	(186)	(31)	(56)
Change in Class R2 Shares	(4)	(21)	42	106
Class R5
Issued	146	181	262	380
Reinvested	21	87	196	417
Redeemed	(179)	(356)	(198)	(550)
Change in Class R5 Shares	(12)	(88)	260	247
Class R6
Issued	290	577	3,012	3,259
Reinvested	131	539	1,342	3,845
Redeemed	(1,199)	(1,499)	(3,043)	(10,572)
Change in Class R6 Shares	(778)	(383)	1,311	(3,468)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	149

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,237	$59,435	$5,033	$9,354
Distributions reinvested	1,149	4,183	376	369
Cost of shares redeemed	(31,806)	(60,266)	(4,457)	(8,610)
Change in net assets resulting from Class A capital transactions	(11,420)	3,352	952	1,113
Class C
Proceeds from shares issued	—	—	294	539
Distributions reinvested	—	—	10	16
Cost of shares redeemed	—	—	(775)	(1,594)
Change in net assets resulting from Class C capital transactions	—	—	(471)	(1,039)
Class I
Proceeds from shares issued	100,325	191,101	6,787	20,832
Distributions reinvested	4,258	13,147	726	878
Cost of shares redeemed	(110,452)	(207,381)	(9,114)	(57,225)
Change in net assets resulting from Class I capital transactions	(5,869)	(3,133)	(1,601)	(35,515)
Class R6
Proceeds from shares issued	319,937	1,057,579	5,194	8,925
Distributions reinvested	54,618	170,226	587	594
Cost of shares redeemed	(755,373)	(1,552,696)	(4,808)	(9,846)
Change in net assets resulting from Class R6 capital transactions	(380,818)	(324,891)	973	(327)
Total change in net assets resulting from capital transactions	$(398,107)	$(324,672)	$(147)	$(35,768)
SHARE TRANSACTIONS:
Class A
Issued	565	1,955	87	180
Reinvested	33	139	6	7
Redeemed	(930)	(1,984)	(77)	(167)
Change in Class A Shares	(332)	110	16	20
Class C
Issued	—	—	6	11
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(14)	(31)
Change in Class C Shares	—	—	(8)	(20)
Class I
Issued	2,914	6,178	116	394
Reinvested	121	430	12	18
Redeemed	(3,175)	(6,761)	(158)	(1,115)
Change in Class I Shares	(140)	(153)	(30)	(703)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R6
Issued	9,276	34,312	87	172
Reinvested	1,557	5,576	10	12
Redeemed	(21,836)	(50,162)	(83)	(187)
Change in Class R6 Shares	(11,003)	(10,274)	14	(3)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	151

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$130,779	$363,877
Distributions reinvested	8,611	14,245
Cost of shares redeemed	(88,717)	(140,778)
Change in net assets resulting from Class A capital transactions	50,673	237,344
Class C
Proceeds from shares issued	12,305	45,980
Distributions reinvested	712	1,236
Cost of shares redeemed	(16,145)	(20,110)
Change in net assets resulting from Class C capital transactions	(3,128)	27,106
Class I
Proceeds from shares issued	466,994	1,253,780
Distributions reinvested	19,452	30,966
Cost of shares redeemed	(432,051)	(693,499)
Change in net assets resulting from Class I capital transactions	54,395	591,247
Class R2
Proceeds from shares issued	439	3,112
Distributions reinvested	38	58
Cost of shares redeemed	(425)	(1,755)
Change in net assets resulting from Class R2 capital transactions	52	1,415
Class R3
Proceeds from shares issued	4,298	3,676
Distributions reinvested	44	99
Cost of shares redeemed	(628)	(5,504)
Change in net assets resulting from Class R3 capital transactions	3,714	(1,729)
Class R4
Proceeds from shares issued	532	4,367
Distributions reinvested	30	44
Cost of shares redeemed	(2,727)	(169)
Change in net assets resulting from Class R4 capital transactions	(2,165)	4,242
Class R5
Proceeds from shares issued	3,968	4,305
Distributions reinvested	102	121
Cost of shares redeemed	(986)	(740)
Change in net assets resulting from Class R5 capital transactions	3,084	3,686
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$436,638	$852,611
Distributions reinvested	15,182	18,413
Cost of shares redeemed	(147,712)	(197,667)
Change in net assets resulting from Class R6 capital transactions	304,108	673,357
Total change in net assets resulting from capital transactions	$410,733	$1,536,668
SHARE TRANSACTIONS:
Class A
Issued	1,974	5,665
Reinvested	129	224
Redeemed	(1,339)	(2,191)
Change in Class A Shares	764	3,698
Class C
Issued	211	813
Reinvested	12	22
Redeemed	(277)	(356)
Change in Class C Shares	(54)	479
Class I
Issued	6,610	18,365
Reinvested	275	458
Redeemed	(6,160)	(10,212)
Change in Class I Shares	725	8,611
Class R2
Issued	7	47
Reinvested	1	1
Redeemed	(6)	(27)
Change in Class R2 Shares	2	21
Class R3
Issued	60	57
Reinvested	1	1
Redeemed	(9)	(79)
Change in Class R3 Shares	52	(21)
Class R4
Issued	8	62
Reinvested	— (a)	1
Redeemed	(39)	(2)
Change in Class R4 Shares	(31)	61

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	153

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	57	64
Reinvested	1	2
Redeemed	(14)	(11)
Change in Class R5 Shares	44	55
Class R6
Issued	6,094	12,341
Reinvested	212	269
Redeemed	(2,074)	(2,856)
Change in Class R6 Shares	4,232	9,754
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2023
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$140,612
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(574,637)
Proceeds from disposition of investment securities	504,912
Covers of investment securities sold short	(347,019)
Proceeds from investment securities sold short	408,217
Purchases of short-term investments — affiliates, net	(18,045)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(120,478)
Change in unrealized (appreciation)/depreciation on investments in affiliates	(13)
Change in unrealized (appreciation)/depreciation on investment securities sold short	21,822
Net realized (gain)/loss on investments in non-affiliates	(41,698)
Net realized (gain)/loss on investments in affiliates	(17)
Net realized (gain)/loss on securities sold short	4,618
Increase in dividends receivable from affiliates	(3)
Increase in dividends receivable from non-affiliates	(450)
Decrease in variation margin receivable	130
Increase in dividend expense payable to non-affiliates on securities sold short	6
Increase in interest expense payable to non-affiliates on securities sold short	39
Increase in variation margin payable	63
Increase in investment advisory fees payable	113
Increase in administration fees payable	14
Increase in distribution fees payable	11
Increase in service fees payable	9
Decrease in custodian and accounting fees payable	(1)
Decrease in other accrued expenses payable	(56)
Net cash provided (used) by operating activities	(21,851)
Cash flows provided (used) by financing activities:
Proceeds from shares issued	255,096
Payment for shares redeemed	(218,535)
Cash distributions paid to shareholders (net of reinvestments $154,990)	(13,792)
Net cash provided (used) by financing activities	22,769
Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	918
Restricted and unrestricted cash and foreign currency at beginning of period	684
Restricted and unrestricted cash and foreign currency at end of period	$1,602

Supplemental disclosure of cash flow information:
For the period ended December 31, 2023 the Fund paid approximately $1,007 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	155

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2023 (continued)
(Amounts in thousands)
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Large Cap Core Plus Fund
	June 30, 2023	December 31, 2023
Cash	$80	$495
Deposits at broker:
Futures contracts	604	1,107
	$684	$1,602
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	December 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$21.85	$0.20	$0.84	$1.04	$(0.22)	$(0.16)	$(0.38)
Year Ended June 30, 2023	21.15	0.40	1.11	1.51	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2022	22.34	0.34	(0.76)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Class C
Six Months Ended December 31, 2023 (Unaudited)	21.35	0.14	0.82	0.96	(0.17)	(0.16)	(0.33)
Year Ended June 30, 2023	20.68	0.28	1.09	1.37	(0.31)	(0.39)	(0.70)
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Class I
Six Months Ended December 31, 2023 (Unaudited)	22.29	0.23	0.87	1.10	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2023	21.56	0.46	1.13	1.59	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	21.73	0.17	0.84	1.01	(0.19)	(0.16)	(0.35)
Year Ended June 30, 2023	21.04	0.34	1.10	1.44	(0.36)	(0.39)	(0.75)
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	21.83	0.20	0.84	1.04	(0.22)	(0.16)	(0.38)
Year Ended June 30, 2023	21.13	0.40	1.11	1.51	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	22.28	0.23	0.86	1.09	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2023	21.54	0.46	1.14	1.60	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.51	4.83%	$4,399,047	0.95%	1.85%	0.95%	9%
21.85	7.12	4,423,141	0.95	1.83	0.95	8
21.15	(2.10)	4,562,270	0.95	1.49	0.95	15
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23

21.98	4.53	855,544	1.45	1.34	1.45	9
21.35	6.60	997,751	1.45	1.32	1.45	8
20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23

22.98	4.99	17,221,877	0.70	2.10	0.70	9
22.29	7.38	18,495,976	0.70	2.08	0.70	8
21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23

22.39	4.72	100,745	1.21	1.59	1.21	9
21.73	6.84	104,930	1.20	1.57	1.21	8
21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23

22.49	4.83	209,373	0.95	1.84	0.95	9
21.83	7.13	229,745	0.95	1.83	0.95	8
21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23

22.96	4.95	214,782	0.70	2.09	0.70	9
22.28	7.44	252,731	0.70	2.09	0.70	8
21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$22.31	$0.25	$0.86	$1.11	$(0.26)	$(0.16)	$(0.42)
Year Ended June 30, 2023	21.58	0.50	1.12	1.62	(0.50)	(0.39)	(0.89)
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	22.29	0.26	0.86	1.12	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2023	21.56	0.52	1.13	1.65	(0.53)	(0.39)	(0.92)
Year Ended June 30, 2022	22.76	0.46	(0.77)	(0.31)	(0.45)	(0.44)	(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.00	5.07%	$1,226,896	0.55%	2.26%	0.55%	9%
22.31	7.54	1,247,583	0.55	2.23	0.55	8
21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23

22.98	5.13	22,141,645	0.45	2.36	0.45	9
22.29	7.65	22,139,090	0.45	2.34	0.45	8
21.56	(1.62)	20,740,383	0.45	1.99	0.45	15
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$66.66	$0.40	$4.77	$5.17	$(0.43)	$—	$(0.43)
Year Ended June 30, 2023	56.74	0.75	9.94	10.69	(0.76)	(0.01)	(0.77)
Year Ended June 30, 2022	65.24	0.65	(7.60)	(6.95)	(0.62)	(0.93)	(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Class C
Six Months Ended December 31, 2023 (Unaudited)	65.96	0.19	4.72	4.91	(0.23)	—	(0.23)
Year Ended June 30, 2023	56.14	0.39	9.83	10.22	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Class I
Six Months Ended December 31, 2023 (Unaudited)	66.76	0.48	4.78	5.26	(0.52)	—	(0.52)
Year Ended June 30, 2023	56.81	0.90	9.96	10.86	(0.90)	(0.01)	(0.91)
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	66.77	0.53	4.79	5.32	(0.57)	—	(0.57)
Year Ended June 30, 2023	56.83	1.00	9.95	10.95	(1.00)	(0.01)	(1.01)
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)
Net expenses for Class R6 Shares are 0.044% for the six months ended December 31, 2023, 0.045% for the year ended June 30, 2023, 0.045% for the year ended
June 30, 2022, 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30, 2020 and 0.043% for the year ended June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$71.40	7.80%	$829,421	0.45%	1.18%	0.65%	3%
66.66	19.01	770,835	0.45	1.25	0.65	15
56.74	(11.02)	654,422	0.45	0.98	0.65	11
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6

70.64	7.46	87,116	1.05	0.57	1.13	3
65.96	18.31	92,084	1.05	0.65	1.13	15
56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6

71.50	7.92	1,103,743	0.20	1.43	0.38	3
66.76	19.34	964,430	0.20	1.50	0.38	15
56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6

71.52	8.02	6,785,079	0.04 (f)	1.58	0.13	3
66.77	19.51	6,194,790	0.05 (f)	1.65	0.13	15
56.83	(10.67)	5,395,106	0.05 (f)	1.39	0.13	11
65.35	40.77	4,793,114	0.04 (f)	1.49	0.13	26
47.21	7.52	3,306,397	0.04 (f)	2.38	0.13	15
44.98	10.33	3,019,734	0.04 (f)	2.11	0.13	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$13.72	$0.50	$0.01	$0.51	$(0.50)	$13.73
Year Ended June 30, 2023	13.79	1.53	(0.13)	1.40	(1.47)	13.72
Year Ended June 30, 2022	15.23	1.46	(1.56)	(0.10)	(1.34)	13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.47	0.01	0.48	(0.47)	13.73
Year Ended June 30, 2023	13.79	1.48	(0.15)	1.33	(1.40)	13.72
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.52	0.01	0.53	(0.52)	13.73
Year Ended June 30, 2023	13.80	1.46	(0.03)	1.43	(1.51)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.52	0.02	0.54	(0.53)	13.73
Year Ended June 30, 2023	13.79	1.45	0.01	1.46	(1.53)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.53	0.02	0.55	(0.54)	13.73
Year Ended June 30, 2023	13.80	1.45	0.01	1.46	(1.54)	13.72
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	December 31, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

3.85%	$458,911	0.85%	7.37%	0.85%	88%
10.79	384,446	0.85	11.18	0.85	189
(1.05)	905,284	0.85	9.76	0.88	188
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85 (g)	7.90 (g)	1.80 (g)	43

3.59	267,439	1.35	6.87	1.35	88
10.24	223,339	1.35	10.84	1.35	189
(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35 (g)	7.14 (g)	2.26 (g)	43

3.98	3,763,119	0.60	7.59	0.60	88
10.98	3,641,748	0.60	10.72	0.61	189
(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60 (g)	7.89 (g)	1.13 (g)	43

4.06	291	0.45	7.66	0.47	88
11.23	712	0.45	10.69	0.46	189
(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45 (g)	8.04 (g)	1.36 (g)	43

4.11	1,377,536	0.34	7.82	0.35	88
11.26	1,571,873	0.35	10.68	0.35	189
(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35 (g)	8.14 (g)	1.26 (g)	43
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$27.57	$0.11	$0.56	$0.67	$(0.12)	$28.12
Year Ended June 30, 2023	24.20	0.20	3.38	3.58	(0.21)	27.57
Year Ended June 30, 2022	25.90	0.13	(1.70)	(1.57)	(0.13)	24.20
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)	25.90
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23
Class C
Six Months Ended December 31, 2023 (Unaudited)	27.37	0.04	0.56	0.60	(0.06)	27.91
Year Ended June 30, 2023	24.02	0.08	3.35	3.43	(0.08)	27.37
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)	24.02
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)	25.72
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10
Class I
Six Months Ended December 31, 2023 (Unaudited)	27.66	0.14	0.57	0.71	(0.16)	28.21
Year Ended June 30, 2023	24.28	0.27	3.38	3.65	(0.27)	27.66
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)	24.28
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)	25.98
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28
Class R5
Six Months Ended December 31, 2023 (Unaudited)	27.71	0.16	0.57	0.73	(0.18)	28.26
Year Ended June 30, 2023	24.32	0.31	3.39	3.70	(0.31)	27.71
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)	24.32
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)	26.02
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32
Class R6
Six Months Ended December 31, 2023 (Unaudited)	27.73	0.18	0.56	0.74	(0.19)	28.28
Year Ended June 30, 2023	24.33	0.33	3.40	3.73	(0.33)	27.73
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)	24.33
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)	26.04
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	December 31, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

2.46%	$1,299,416	0.82%	0.77%	0.83%	18%
14.87	1,274,360	0.83	0.80	0.83	27
(6.08)	1,647,387	0.83	0.52	0.83	44
19.58	1,778,457	0.83	0.61	0.84	39
8.89	473,314	0.85	1.35	0.86	68
5.12	296,242	0.85	1.02	0.87	48

2.18	442,817	1.33	0.27	1.33	18
14.32	436,623	1.33	0.30	1.33	27
(6.53)	436,891	1.33	0.02	1.33	44
18.93	502,120	1.33	0.14	1.33	39
8.40	246,741	1.35	0.84	1.36	68
4.60	158,602	1.35	0.55	1.37	48

2.58	13,514,227	0.57	1.02	0.58	18
15.15	12,697,762	0.58	1.05	0.58	27
(5.83)	12,790,417	0.58	0.77	0.58	44
19.83	14,416,679	0.58	0.89	0.58	39
9.21	7,167,488	0.59	1.59	0.60	68
5.39	4,214,453	0.60	1.30	0.61	48

2.65	5,707	0.43	1.16	0.44	18
15.34	6,044	0.43	1.21	0.43	27
(5.68)	5,335	0.43	0.92	0.43	44
20.01	6,024	0.44	1.03	0.45	39
9.30	2,964	0.45	1.74	0.59	68
5.57	1,893	0.45	1.46	0.95	48

2.70	1,652,664	0.32	1.27	0.33	18
15.49	1,594,675	0.33	1.30	0.33	27
(5.61)	1,614,304	0.33	1.02	0.33	44
20.11	1,591,643	0.33	1.14	0.34	39
9.50	851,085	0.35	1.87	0.35	68
5.69	384,616	0.35	1.56	0.37	48
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 2 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$15.74	$0.06	$0.09	$0.15	$(0.07)	$—	$(0.07)
Year Ended June 30, 2023	14.87	0.11	1.70	1.81	(0.12)	(0.82)	(0.94)
Year Ended June 30, 2022	15.97	0.09	(1.12)	(1.03)	(0.07)	—	(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)	—	(0.01)
Class C
Six Months Ended December 31, 2023 (Unaudited)	15.70	0.02	0.09	0.11	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.84	0.04	1.69	1.73	(0.05)	(0.82)	(0.87)
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.95	0.95	— (h)	—	—
Class I
Six Months Ended December 31, 2023 (Unaudited)	15.76	0.08	0.09	0.17	(0.09)	—	(0.09)
Year Ended June 30, 2023	14.89	0.15	1.70	1.85	(0.16)	(0.82)	(0.98)
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	15.76	0.09	0.10	0.19	(0.10)	—	(0.10)
Year Ended June 30, 2023	14.89	0.17	1.70	1.87	(0.18)	(0.82)	(1.00)
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	15.77	0.10	0.09	0.19	(0.11)	—	(0.11)
Year Ended June 30, 2023	14.90	0.18	1.70	1.88	(0.19)	(0.82)	(1.01)
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)	—	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.82	0.95%	$251,994	0.85%	0.75%	0.85%	24%
15.74	12.79	269,965	0.85	0.76	0.86	35
14.87	(6.49)	295,220	0.85	0.57	0.88	39
15.97	6.54	52,880	0.85 (g)	0.57 (g)	0.92 (g)	6

15.78	0.69	215,355	1.35	0.25	1.35	24
15.70	12.21	234,378	1.35	0.25	1.36	35
14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35 (g)	0.05 (g)	1.43 (g)	6

15.84	1.08	3,642,351	0.59	1.01	0.60	24
15.76	13.06	3,631,690	0.60	1.00	0.61	35
14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60 (g)	0.80 (g)	0.70 (g)	6

15.85	1.22	805	0.44	1.15	0.47	24
15.76	13.24	820	0.45	1.16	0.46	35
14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45 (g)	0.99 (g)	0.88 (g)	6

15.85	1.21	537,423	0.34	1.28	0.35	24
15.77	13.34	476,641	0.35	1.20	0.36	35
14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35 (g)	1.04 (g)	0.43 (g)	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 3 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$15.63	$0.06	$1.01	$1.07	$(0.07)	$—	$(0.07)
Year Ended June 30, 2023	14.34	0.11	1.45	1.56	(0.12)	(0.15)	(0.27)
Year Ended June 30, 2022	15.96	0.09	(1.65)	(1.56)	(0.06)	—	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)	—	(0.02)
Class C
Six Months Ended December 31, 2023 (Unaudited)	15.59	0.02	1.00	1.02	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.30	0.04	1.44	1.48	(0.04)	(0.15)	(0.19)
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.96	0.96	(0.01)	—	(0.01)
Class I
Six Months Ended December 31, 2023 (Unaudited)	15.65	0.08	1.01	1.09	(0.09)	—	(0.09)
Year Ended June 30, 2023	14.36	0.15	1.44	1.59	(0.15)	(0.15)	(0.30)
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	15.67	0.09	1.01	1.10	(0.10)	—	(0.10)
Year Ended June 30, 2023	14.37	0.16	1.46	1.62	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	15.67	0.11	1.00	1.11	(0.11)	—	(0.11)
Year Ended June 30, 2023	14.37	0.18	1.46	1.64	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)	—	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$16.63	6.86%	$129,656	0.85%	0.76%	0.85%	21%
15.63	10.99	119,334	0.85	0.75	0.87	48
14.34	(9.78)	110,840	0.85	0.57	0.89	29
15.96	6.50	21,446	0.85 (g)	0.60 (g)	1.00 (g)	7

16.58	6.55	114,143	1.35	0.25	1.35	21
15.59	10.46	104,736	1.35	0.25	1.36	48
14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35 (g)	0.09 (g)	1.51 (g)	7

16.65	6.99	2,278,825	0.59	1.01	0.60	21
15.65	11.24	1,923,674	0.60	1.00	0.61	48
14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60 (g)	0.81 (g)	0.80 (g)	7

16.67	7.05	21	0.45	1.13	0.72	21
15.67	11.44	26	0.45	1.13	0.46	48
14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45 (g)	0.96 (g)	3.22 (g)	7

16.67	7.11	340,112	0.34	1.32	0.35	21
15.67	11.59	185,746	0.35	1.21	0.36	48
14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35 (g)	1.10 (g)	0.64 (g)	7
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$53.66	$(0.04)(f)	$4.90	$4.86	$—	$—	$—
Year Ended June 30, 2023	44.12	0.11	10.83	10.94	(0.05)	(1.35)	(1.40)
Year Ended June 30, 2022	64.22	(0.12)	(10.74)	(10.86)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Class C
Six Months Ended December 31, 2023 (Unaudited)	35.42	(0.11)(f)	3.22	3.11	—	—	—
Year Ended June 30, 2023	29.67	(0.08)	7.18	7.10	—	(1.35)	(1.35)
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Class I
Six Months Ended December 31, 2023 (Unaudited)	55.14	0.03	5.04	5.07	(0.07)	—	(0.07)
Year Ended June 30, 2023	45.32	0.22	11.13	11.35	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	50.29	(0.10)(f)	4.59	4.49	—	—	—
Year Ended June 30, 2023	41.49	(0.01)	10.16	10.15	—	(1.35)	(1.35)
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	54.04	(0.05)(f)	4.95	4.90	(0.03)	—	(0.03)
Year Ended June 30, 2023	44.45	0.10	10.91	11.01	(0.07)	(1.35)	(1.42)
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	55.02	0.03	5.03	5.06	(0.09)	—	(0.09)
Year Ended June 30, 2023	45.23	0.19	11.13	11.32	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$58.52	9.06%	$5,293,068	0.94%	(0.13)%(f)	0.99%	21%
53.66	25.34	4,742,066	0.93	0.23	1.01	42
44.12	(20.68)	3,734,120	0.94	(0.20)	1.01	50
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50

38.53	8.78	688,507	1.44	(0.64)(f)	1.49	21
35.42	24.71	636,054	1.43	(0.26)	1.51	42
29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50

60.14	9.20	17,871,743	0.69	0.12	0.74	21
55.14	25.66	15,667,641	0.68	0.46	0.76	42
45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50

54.78	8.93	182,645	1.19	(0.38)(f)	1.25	21
50.29	25.02	128,368	1.18	(0.03)	1.27	42
41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50

58.91	9.07	640,235	0.94	(0.17)(f)	0.99	21
54.04	25.33	359,223	0.93	0.21	1.01	42
44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50

59.99	9.19	586,263	0.69	0.12	0.74	21
55.02	25.65	486,413	0.68	0.40	0.76	42
45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$57.16	$0.08	$5.22	$5.30	$(0.14)	$—	$(0.14)
Year Ended June 30, 2023	46.91	0.30	11.53	11.83	(0.23)	(1.35)	(1.58)
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	57.91	0.11	5.30	5.41	(0.20)	—	(0.20)
Year Ended June 30, 2023	47.51	0.35	11.69	12.04	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2022	68.18	0.19	(11.62)	(11.43)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$62.32	9.28%	$911,001	0.54%	0.26%	0.59%	21%
57.16	25.85	957,188	0.53	0.61	0.61	42
46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50

63.12	9.34	46,682,070	0.44	0.37	0.49	21
57.91	25.98	37,609,592	0.43	0.68	0.51	42
47.51	(20.29)	16,482,609	0.44	0.30	0.51	50
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$18.93	$0.14	$1.05	$1.19	$(0.16)	$(0.71)	$(0.87)
Year Ended June 30, 2023	17.90	0.24	1.82	2.06	(0.24)	(0.79)	(1.03)
Year Ended June 30, 2022	20.48	0.19	(1.21)	(1.02)	(0.18)	(1.38)	(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Class C
Six Months Ended December 31, 2023 (Unaudited)	17.93	0.09	0.99	1.08	(0.11)	(0.71)	(0.82)
Year Ended June 30, 2023	17.01	0.14	1.72	1.86	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Class I
Six Months Ended December 31, 2023 (Unaudited)	18.51	0.16	1.04	1.20	(0.18)	(0.71)	(0.89)
Year Ended June 30, 2023	17.53	0.28	1.77	2.05	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	18.73	0.12	1.03	1.15	(0.13)	(0.71)	(0.84)
Year Ended June 30, 2023	17.72	0.19	1.80	1.99	(0.19)	(0.79)	(0.98)
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	18.47	0.14	1.02	1.16	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2023	17.49	0.24	1.77	2.01	(0.24)	(0.79)	(1.03)
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	18.94	0.17	1.05	1.22	(0.18)	(0.71)	(0.89)
Year Ended June 30, 2023	17.92	0.30	1.80	2.10	(0.29)	(0.79)	(1.08)
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$19.25	6.40%	$293,048	0.93%	1.50%	1.01%	78%
18.93	11.63	289,456	0.93	1.31	1.01	143
17.90	(5.22)	235,054	0.93	0.97	1.01	121
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162

18.19	6.15	84,206	1.44	0.99	1.50	78
17.93	11.05	91,445	1.44	0.80	1.50	143
17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162

18.82	6.62	1,351,657	0.69	1.76	0.76	78
18.51	11.87	1,297,201	0.69	1.54	0.76	143
17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162

19.04	6.28	14,484	1.19	1.25	1.27	78
18.73	11.35	13,722	1.19	1.05	1.27	143
17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162

18.76	6.40	12,405	0.94	1.51	1.00	78
18.47	11.65	10,744	0.94	1.34	1.00	143
17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

19.27	6.57	1,387	0.69	1.76	0.87	78
18.94	11.85	1,242	0.69	1.59	0.76	143
17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$18.75	$0.18	$1.04	$1.22	$(0.19)	$(0.71)	$(0.90)
Year Ended June 30, 2023	17.75	0.31	1.79	2.10	(0.31)	(0.79)	(1.10)
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	18.60	0.19	1.03	1.22	(0.20)	(0.71)	(0.91)
Year Ended June 30, 2023	17.61	0.33	1.78	2.11	(0.33)	(0.79)	(1.12)
Year Ended June 30, 2022	20.18	0.28	(1.20)	(0.92)	(0.27)	(1.38)	(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$19.07	6.67%	$32,754	0.54%	1.90%	0.61%	78%
18.75	12.01	29,958	0.54	1.71	0.61	143
17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162

18.91	6.72	1,832,437	0.44	2.00	0.50	78
18.60	12.16	1,733,785	0.44	1.79	0.50	143
17.61	(4.78)	1,564,013	0.44	1.42	0.50	121
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$27.61	$0.23	$1.66	$1.89	$(0.27)	$(1.56)	$(1.83)
Year Ended June 30, 2023	26.56	0.46	2.32	2.78	(0.47)	(1.26)	(1.73)
Year Ended June 30, 2022	36.38	0.45	(1.10)	(0.65)	(0.42)	(8.75)	(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55 (f)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Class C
Six Months Ended December 31, 2023 (Unaudited)	26.93	0.16	1.62	1.78	(0.20)	(1.56)	(1.76)
Year Ended June 30, 2023	25.93	0.31	2.28	2.59	(0.33)	(1.26)	(1.59)
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40 (f)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Class I
Six Months Ended December 31, 2023 (Unaudited)	27.97	0.27	1.69	1.96	(0.31)	(1.56)	(1.87)
Year Ended June 30, 2023	26.89	0.53	2.35	2.88	(0.54)	(1.26)	(1.80)
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62 (f)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	27.19	0.18	1.63	1.81	(0.22)	(1.56)	(1.78)
Year Ended June 30, 2023	26.18	0.36	2.29	2.65	(0.38)	(1.26)	(1.64)
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47 (f)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	28.04	0.28	1.69	1.97	(0.31)	(1.56)	(1.87)
Year Ended June 30, 2023	26.95	0.55	2.35	2.90	(0.55)	(1.26)	(1.81)
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67 (f)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$27.67	7.01%	$42,700	0.73%	1.68%	1.01%	9%
27.61	10.70	47,209	0.73	1.69	0.99	17
26.56	(4.07)	49,916	0.73	1.37	0.97	55
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88 (f)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88

26.95	6.75	3,201	1.23	1.17	1.54	9
26.93	10.14	3,991	1.23	1.19	1.50	17
25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37 (f)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88

28.06	7.15	79,278	0.49	1.93	0.76	9
27.97	10.95	83,385	0.49	1.93	0.74	17
26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01 (f)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88

27.22	6.81	2,382	1.09	1.33	1.31	9
27.19	10.29	2,505	1.09	1.33	1.31	17
26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62 (f)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88

28.14	7.20	3,952	0.44	1.98	0.61	9
28.04	11.02	3,806	0.44	1.98	0.59	17
26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16 (f)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$28.04	$0.29	$1.70	$1.99	$(0.33)	$(1.56)	$(1.89)
Year Ended June 30, 2023	26.95	0.58	2.35	2.93	(0.58)	(1.26)	(1.84)
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70 (f)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.14	7.25%	$36,373	0.34%	2.08%	0.50%	9%
28.04	11.13	36,683	0.34	2.09	0.49	17
26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37 (f)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	183

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$19.75	$0.06	$1.65	$1.71	$(0.07)	$(0.23)	$(0.30)
Year Ended June 30, 2023	17.48	0.14	2.94	3.08	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2022	21.51	0.08	(1.81)	(1.73)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Class C
Six Months Ended December 31, 2023 (Unaudited)	18.76	0.01	1.57	1.58	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2023	16.65	0.05	2.79	2.84	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Class I
Six Months Ended December 31, 2023 (Unaudited)	19.83	0.09	1.66	1.75	(0.10)	(0.23)	(0.33)
Year Ended June 30, 2023	17.56	0.19	2.94	3.13	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Class L
Six Months Ended December 31, 2023 (Unaudited)	19.88	0.10	1.67	1.77	(0.11)	(0.23)	(0.34)
Year Ended June 30, 2023	17.60	0.22	2.94	3.16	(0.21)	(0.67)	(0.88)
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	19.48	0.04	1.63	1.67	(0.05)	(0.23)	(0.28)
Year Ended June 30, 2023	17.25	0.10	2.90	3.00	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	19.65	0.06	1.64	1.70	(0.07)	(0.23)	(0.30)
Year Ended June 30, 2023	17.40	0.14	2.92	3.06	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.16	8.71%	$2,185,634	0.94%	0.64%	0.97%	23%
19.75	18.17	1,925,367	0.94	0.79	0.98	47
17.48	(10.04)	1,577,771	0.94	0.37	0.98	53
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91

20.08	8.43	408,836	1.44	0.14	1.47	23
18.76	17.54	398,762	1.44	0.29	1.48	47
16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91

21.25	8.87	4,127,062	0.69	0.89	0.73	23
19.83	18.39	3,250,488	0.69	1.03	0.73	47
17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91

21.31	8.97	2,216,031	0.54	1.03	0.57	23
19.88	18.57	2,149,699	0.54	1.18	0.58	47
17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91

20.87	8.60	267,290	1.19	0.38	1.22	23
19.48	17.89	255,815	1.19	0.54	1.23	47
17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91

21.05	8.71	206,587	0.94	0.64	0.97	23
19.65	18.14	191,128	0.94	0.79	0.98	47
17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	185

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	$19.80	$0.09	$1.65	$1.74	$(0.10)	$(0.23)	$(0.33)
Year Ended June 30, 2023	17.52	0.19	2.94	3.13	(0.18)	(0.67)	(0.85)
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	19.89	0.10	1.67	1.77	(0.11)	(0.23)	(0.34)
Year Ended June 30, 2023	17.60	0.22	2.95	3.17	(0.21)	(0.67)	(0.88)
Year Ended June 30, 2022	21.64	0.16	(1.82)	(1.66)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	19.95	0.12	1.66	1.78	(0.12)	(0.23)	(0.35)
Year Ended June 30, 2023	17.65	0.24	2.96	3.20	(0.23)	(0.67)	(0.90)
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.21	8.83%	$80,780	0.69%	0.88%	0.72%	23%
19.80	18.48	67,141	0.69	1.04	0.72	47
17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91

21.32	8.97	1,151,711	0.54	1.04	0.57	23
19.89	18.62	1,093,256	0.54	1.19	0.57	47
17.60	(9.68)	911,961	0.54	0.76	0.57	53
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91

21.38	8.99	14,808,772	0.44	1.14	0.47	23
19.95	18.75	13,841,409	0.44	1.28	0.47	47
17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	187

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$60.47	$— (f)	$6.41	$6.41	$(0.07)	$(0.41)	$(0.48)
Year Ended June 30, 2023	49.61	0.09	12.73	12.82	(0.02)	(1.94)	(1.96)
Year Ended June 30, 2022	73.40	(0.02)	(8.99)	(9.01)	—	(14.78)	(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63 (g)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Class C
Six Months Ended December 31, 2023 (Unaudited)	57.93	(0.15)(h)	6.13	5.98	—	(0.41)	(0.41)
Year Ended June 30, 2023	47.82	(0.16)	12.21	12.05	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35 (g)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Class I
Six Months Ended December 31, 2023 (Unaudited)	62.29	0.08	6.60	6.68	(0.21)	(0.41)	(0.62)
Year Ended June 30, 2023	51.05	0.23	13.10	13.33	(0.15)	(1.94)	(2.09)
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79 (g)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	57.87	(0.07)(h)	6.12	6.05	—	(0.41)	(0.41)
Year Ended June 30, 2023	47.65	(0.04)	12.20	12.16	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48 (g)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	60.95	0.13	6.46	6.59	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2023	50.02	0.31	12.80	13.11	(0.24)	(1.94)	(2.18)
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86 (g)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$66.40	10.62%	$128,719	0.84%	0.00%	0.91%	23%
60.47	26.65	115,322	0.84	0.18	0.91	45
49.61	(17.46)	92,344	0.84	(0.03)	0.91	44
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15 (g)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95

63.50	10.34	11,591	1.34	(0.50)(h)	1.41	23
57.93	26.00	11,852	1.34	(0.32)	1.41	45
47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65 (g)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95

68.35	10.75	122,758	0.59	0.26	0.65	23
62.29	26.95	101,495	0.59	0.43	0.66	45
51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40 (g)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95

63.51	10.47	40,699	1.09	(0.25)(h)	1.20	23
57.87	26.33	37,350	1.09	(0.07)	1.22	45
47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90 (g)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95

66.84	10.84	130,970	0.44	0.40	0.50	23
60.95	27.14	120,107	0.44	0.58	0.50	45
50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55 (g)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	189

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$60.94	$0.16	$6.46	$6.62	$(0.35)	$(0.41)	$(0.76)
Year Ended June 30, 2023	50.02	0.36	12.80	13.16	(0.30)	(1.94)	(2.24)
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91 (g)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$66.80	10.89%	$781,088	0.34%	0.50%	0.40%	23%
60.94	27.27	759,948	0.34	0.68	0.40	45
50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65 (g)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	191

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$16.89	$— (g)	$1.58	$1.58	$— (g)	$(1.99)	$(1.99)
Year Ended June 30, 2023	18.03	(0.01)	3.71	3.70	—	(4.84)	(4.84)
Year Ended June 30, 2022	26.84	(0.08)	(1.95)	(2.03)	—	(6.78)	(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Class C
Six Months Ended December 31, 2023 (Unaudited)	13.64	(0.04)(k)	1.27	1.23	—	(1.99)	(1.99)
Year Ended June 30, 2023	15.48	(0.07)	3.07	3.00	—	(4.84)	(4.84)
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Class I
Six Months Ended December 31, 2023 (Unaudited)	17.73	0.02	1.67	1.69	(0.04)	(1.99)	(2.03)
Year Ended June 30, 2023	18.68	0.04	3.87	3.91	(0.02)	(4.84)	(4.86)
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	15.03	(0.04)(k)	1.41	1.37	—	(1.99)	(1.99)
Year Ended June 30, 2023	16.59	(0.07)	3.35	3.28	—	(4.84)	(4.84)
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	18.00	0.01	1.69	1.70	(0.03)	(1.99)	(2.02)
Year Ended June 30, 2023	18.91	0.04	3.92	3.96	(0.03)	(4.84)	(4.87)
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$16.48	9.53%	$259,968	1.76%(h)	(0.04)%	2.06%	27%	50%
16.89	24.17	237,165	1.79 (h)	(0.04)	2.04	66	99
18.03	(12.89)	240,209	1.85 (i)	(0.33)	2.00	59	91
26.84	42.30	335,206	1.94 (j)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148

12.88	9.20	39,713	2.26 (h)	(0.53)(k)	2.57	27	50
13.64	23.54	31,189	2.29 (h)	(0.54)	2.54	66	99
15.48	(13.31)	28,297	2.35 (i)	(0.82)	2.51	59	91
24.01	41.55	36,784	2.43 (j)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148

17.39	9.69	949,608	1.51 (h)	0.21	1.81	27	50
17.73	24.50	837,722	1.54 (h)	0.21	1.78	66	99
18.68	(12.70)	970,509	1.60 (i)	(0.09)	1.75	59	91
27.53	42.65	1,702,566	1.69 (j)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148

14.41	9.28	6,122	2.21 (h)	(0.49)(k)	2.33	27	50
15.03	23.65	5,757	2.20 (h)	(0.45)	2.30	66	99
16.59	(13.23)	4,602	2.20 (i)	(0.67)	2.26	59	91
25.27	41.77	5,838	2.29 (j)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148

17.68	9.61	34,741	1.56 (h)	0.16	1.66	27	50
18.00	24.48	30,667	1.55 (h)	0.20	1.64	66	99
18.91	(12.65)	27,541	1.55 (i)	(0.02)	1.60	59	91
27.78	42.75	34,191	1.64 (j)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	193

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$17.99	$0.02	$1.70	$1.72	$(0.05)	$(1.99)	$(2.04)
Year Ended June 30, 2023	18.90	0.05	3.93	3.98	(0.05)	(4.84)	(4.89)
Year Ended June 30, 2022	27.75	0.02	(2.09)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	— (g)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	December 31, 2023	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.95%	1.01%	1.10%	1.10%	1.10%	1.09%
Class C	1.45	1.51	1.60	1.59	1.60	1.60
Class I	0.70	0.76	0.85	0.85	0.85	0.85
Class R2	1.40	1.42	1.45	1.45	1.45	1.45
Class R5	0.75	0.77	0.80	0.80	0.80	0.80
Class R6	0.65	0.67	0.70	0.70	0.70	0.70
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.25	1.26	1.25	1.25	1.26	1.34
Class C	1.76	1.76	1.76	1.74	1.76	1.85
Class I	1.00	1.00	1.00	0.99	1.01	1.09
Class R2	1.52	1.52	1.51	1.50	1.52	1.63
Class R5	0.85	0.86	0.85	0.84	0.85	0.94
Class R6	0.75	0.75	0.75	0.74	0.75	0.85

(g)	Amount rounds to less than $0.005.
(h)	Interest expense on securities sold short is 0.14%.
(i)	Interest expense on securities sold short is 0.62%.
(j)	Interest expense on securities sold short is 0.16%.
(k)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$17.67	9.70%	$303,932	1.46%(h)	0.26%	1.56%	27%	50%
17.99	24.60	285,919	1.45 (h)	0.30	1.53	66	99
18.90	(12.58)	365,912	1.45 (i)	0.07	1.50	59	91
27.75	42.86	536,661	1.54 (j)	0.01	1.58	57	96
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	195

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$33.84	$0.16	$2.71	$2.87	$(0.19)	$(0.05)	$(0.24)
Year Ended June 30, 2023	28.88	0.31	5.41	5.72	(0.31)	(0.45)	(0.76)
Year Ended June 30, 2022	36.46	0.27	(3.20)	(2.93)	(0.25)	(4.40)	(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Class I
Six Months Ended December 31, 2023 (Unaudited)	34.30	0.21	2.75	2.96	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2023	29.26	0.39	5.49	5.88	(0.39)	(0.45)	(0.84)
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	34.24	0.22	2.74	2.96	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2023	29.21	0.42	5.48	5.90	(0.42)	(0.45)	(0.87)
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$36.47	8.51%	$175,869	0.60%	0.94%	0.84%	13%
33.84	20.18	174,430	0.60	1.02	0.84	32
28.88	(10.33)	145,624	0.60	0.77	0.84	30
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42

36.97	8.65	761,292	0.35	1.19	0.59	13
34.30	20.48	711,186	0.35	1.27	0.58	32
29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42

36.90	8.69	6,788,106	0.25	1.29	0.34	13
34.24	20.61	6,675,403	0.25	1.37	0.33	32
29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	197

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$57.02	$0.24	$4.84	$5.08	$(0.48)	$—	$(0.48)
Year Ended June 30, 2023	48.80	0.41	8.30	8.71	(0.49)	—	(0.49)
Year Ended June 30, 2022	59.20	0.39	(8.35)	(7.96)	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Class C
Six Months Ended December 31, 2023 (Unaudited)	55.67	0.09	4.72	4.81	(0.15)	—	(0.15)
Year Ended June 30, 2023	47.61	0.15	8.10	8.25	(0.19)	—	(0.19)
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Class I
Six Months Ended December 31, 2023 (Unaudited)	57.58	0.31	4.89	5.20	(0.61)	—	(0.61)
Year Ended June 30, 2023	49.27	0.54	8.38	8.92	(0.61)	—	(0.61)
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	57.57	0.33	4.88	5.21	(0.64)	—	(0.64)
Year Ended June 30, 2023	49.27	0.57	8.37	8.94	(0.64)	—	(0.64)
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$61.62	8.92%	$49,470	0.64%	0.82%	1.00%	11%
57.02	18.00	44,882	0.64	0.79	1.00	39
48.80	(14.36)	37,387	0.64	0.67	1.03	39
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97

60.33	8.64	4,169	1.14	0.31	1.50	11
55.67	17.38	4,317	1.14	0.29	1.50	39
47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97

62.17	9.05	78,357	0.39	1.07	0.74	11
57.58	18.29	74,249	0.39	1.03	0.74	39
49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97

62.14	9.07	57,692	0.34	1.12	0.49	11
57.57	18.35	52,553	0.34	1.09	0.49	39
49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	199

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$66.58	$0.46	$3.07	$3.53	$(0.56)	$—	$(0.56)
Year Ended June 30, 2023	60.21	0.90	6.53	7.43	(0.90)	(0.16)	(1.06)
Year Ended June 30, 2022	64.61	0.74	(3.22)	(2.48)	(0.71)	(1.21)	(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Class C
Six Months Ended December 31, 2023 (Unaudited)	58.61	0.26	2.70	2.96	(0.43)	—	(0.43)
Year Ended June 30, 2023	53.16	0.51	5.76	6.27	(0.66)	(0.16)	(0.82)
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Class I
Six Months Ended December 31, 2023 (Unaudited)	70.89	0.58	3.28	3.86	(0.64)	—	(0.64)
Year Ended June 30, 2023	64.02	1.13	6.94	8.07	(1.04)	(0.16)	(1.20)
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	66.68	0.38	3.08	3.46	(0.48)	—	(0.48)
Year Ended June 30, 2023	60.30	0.74	6.53	7.27	(0.73)	(0.16)	(0.89)
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	70.69	0.50	3.26	3.76	(0.56)	—	(0.56)
Year Ended June 30, 2023	63.83	0.93	6.95	7.88	(0.86)	(0.16)	(1.02)
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	70.87	0.58	3.28	3.86	(0.61)	—	(0.61)
Year Ended June 30, 2023	64.04	1.22	6.85	8.07	(1.08)	(0.16)	(1.24)
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$69.55	5.35%	$1,145,808	0.94%	1.39%	1.01%	8%
66.58	12.43	1,045,975	0.94	1.40	1.01	12
60.21	(4.04)	723,238	0.94	1.13	1.03	22
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26

61.14	5.09	108,506	1.44	0.89	1.50	8
58.61	11.86	107,219	1.44	0.90	1.50	12
53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26

74.11	5.49	2,359,405	0.69	1.64	0.75	8
70.89	12.71	2,205,435	0.69	1.66	0.75	12
64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26

69.66	5.22	5,677	1.19	1.14	1.25	8
66.68	12.14	5,380	1.19	1.15	1.25	12
60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26

73.89	5.35	12,387	0.94	1.40	1.00	8
70.69	12.43	8,122	0.94	1.36	1.00	12
63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26

74.12	5.50	2,517	0.69	1.64	0.75	8
70.87	12.71	4,583	0.69	1.77	0.76	12
64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	201

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$71.45	$0.65	$3.30	$3.95	$(0.70)	$—	$(0.70)
Year Ended June 30, 2023	64.52	1.25	6.98	8.23	(1.14)	(0.16)	(1.30)
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	71.49	0.68	3.30	3.98	(0.73)	—	(0.73)
Year Ended June 30, 2023	64.55	1.33	6.98	8.31	(1.21)	(0.16)	(1.37)
Year Ended June 30, 2022	69.10	1.16	(3.47)	(2.31)	(1.03)	(1.21)	(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$74.70	5.57%	$12,449	0.54%	1.81%	0.60%	8%
71.45	12.88	8,761	0.54	1.82	0.60	12
64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26

74.74	5.62	1,695,772	0.44	1.90	0.50	8
71.49	13.00	1,319,430	0.44	1.92	0.50	12
64.55	(3.56)	561,821	0.44	1.66	0.51	22
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 15 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Growth Fund ("Large Cap Growth Fund") is to seek long-term capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) and JPMorgan U.S. Large Cap Core Plus Fund ("U.S. Large Cap Core Plus Fund") is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

204	J.P. Morgan Large Cap Funds	December 31, 2023

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Prior to February 17, 2023, all share classes of Hedged Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of Hedged Equity Fund unless they met certain requirements as described in the Fund's prospectuses.
JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses. Effective January 15, 2024, the Fund is no longer be subject to a limited offering, and all limited offering disclosure relating to the Fund will be deleted.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the

December 31, 2023	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,375,176	$—	$—	$46,375,176

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$8,766,761	$—	$—	$8,766,761
Rights	—	—	10	10
Short-Term Investments
Investment Companies	38,229	—	—	38,229
Investment of Cash Collateral from Securities Loaned	74,650	—	—	74,650
Total Short-Term Investments	112,879	—	—	112,879
Total Investments in Securities	$8,879,640	$—	$10	$8,879,650
Appreciation in Other Financial Instruments
Futures Contracts	$1,238	$—	$—	$1,238

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$5,011,562	$—	$—	$5,011,562
Equity Linked Notes	—	798,887	—	798,887

206	J.P. Morgan Large Cap Funds	December 31, 2023

Equity Premium Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	$70,342	$—	$—	$70,342
Total Investments in Securities	$5,081,904	$798,887	$—	$5,880,791
Depreciation in Other Financial Instruments
Futures Contracts	$(16)	$—	$—	$(16)

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,437,862	$—	$—	$17,437,862
Appreciation in Other Financial Instruments
Futures Contracts (a)	$8,354	$—	$—	$8,354
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(121,489)	—	—	(121,489)
Put Options Written	(22,812)	—	—	(22,812)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(135,947)	$—	$—	$(135,947)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,037,253	$—	$—	$5,037,253
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,850	$—	$—	$2,850
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(394,460)	—	—	(394,460)
Put Options Written	(422)	—	—	(422)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(392,032)	$—	$—	$(392,032)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,927,371	$—	$—	$2,927,371
Appreciation in Other Financial Instruments
Futures Contracts (a)	$547	$—	$—	$547

December 31, 2023	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Hedged Equity 3 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(54,954)	$—	$—	$(54,954)
Put Options Written	(1,378)	—	—	(1,378)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(55,785)	$—	$—	$(55,785)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$73,030,083	$—	$—	$73,030,083

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,667,878	$—	$—	$3,667,878

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$168,545	$—	$—	$168,545
Appreciation in Other Financial Instruments
Futures Contracts (a)	$36	$—	$—	$36

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$25,621,194	$—	$—	$25,621,194

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,221,719	$—	$—	$1,221,719

208	J.P. Morgan Large Cap Funds	December 31, 2023

U.S. GARP Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts (a)	$244	$—	$—	$244

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,003,791	$—	$—	$2,003,791
Total Liabilities in Securities Sold Short (a)	$(412,888)	$—	$—	$(412,888)
Appreciation in Other Financial Instruments
Futures Contracts (a)	$113	$—	$—	$113

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,716,827	$—	$—	$7,716,827
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,013	$—	$—	$2,013

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$189,292	$—	$—	$189,292
Appreciation in Other Financial Instruments
Futures Contracts (a)	$88	$—	$—	$88

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,341,706	$—	$—	$5,341,706

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2023	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$72,467	$(72,467)	$—
Equity Premium Income Fund	68,920	(68,920)	—
Large Cap Value Fund	29,877	(29,877)	—
U.S. GARP Equity Fund	7,213	(7,213)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

210	J.P. Morgan Large Cap Funds	December 31, 2023

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Income Fund	$2
Equity Index Fund	5
Equity Premium Income Fund	2
Large Cap Growth Fund	5
Large Cap Value Fund	2
U.S. Equity Fund	1
U.S. GARP Equity Fund	— (a)
U.S. Value Fund	— (a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Equity Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund did not have any securities out on loan at December 31, 2023. Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund did not lend out any securities during the six months ended December 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Income Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$951,382	$3,598,764	$4,405,115	$211	$3	$145,245	145,129	$8,790	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	104,000	104,000	—	—	—	—	155 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	108,268	108,268	—	—	—	—	103 *	—
Total	$951,382	$3,811,032	$4,617,383	$211	$3	$145,245		$9,048	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$91,369	$3,440	$2,764	$137	$15,490	$107,672	633	$1,292	$—

December 31, 2023	J.P. Morgan Large Cap Funds	211

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Equity Index Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	$110,942	$413,500	$458,000	$38 *	$5	$66,485	66,459	$3,198 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	13,746	238,289	243,870	—	—	8,165	8,165	485 *	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (b) (c)	27,916	532,253	521,940	—	—	38,229	38,229	889	—
Total	$243,973	$1,187,482	$1,226,574	$175	$15,495	$220,551		$5,864	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$113,862	$1,631,446	$1,745,334	$26	$—	$—	—	$1,523	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	60,994	175,000	174,000	7 *	5	62,006	61,981	870 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	8,789	107,554	108,007	—	—	8,336	8,336	139 *	—
Total	$183,645	$1,914,000	$2,027,341	$33	$5	$70,342		$2,532	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Hedged Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (a) (b)	$185,159	$1,623,390	$1,160,009	$—	$—	$648,540	648,540	$8,502	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

212	J.P. Morgan Large Cap Funds	December 31, 2023

Hedged Equity 2 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	$87,650	$841,771	$850,517	$—	$—	$78,904	78,904	$2,277	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

Hedged Equity 3 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$—	$—	$—	$—	$—	$—	—	$7	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	22,478	624,377	630,979	—	—	15,876	15,876	1,363	—
Total	$22,478	$624,377	$630,979	$—	$—	$15,876		$1,370	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

Large Cap Growth Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$1,980,536	$9,764,646	$9,779,901	$329	$956	$1,966,566	1,964,994	$66,497	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	2,993,500	2,993,544	44 *	—	—	—	3,036 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	579,602	579,602	—	—	—	—	439 *	—
Total	$1,980,536	$13,337,748	$13,353,047	$373	$956	$1,966,566		$69,972	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2023	J.P. Morgan Large Cap Funds	213

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Large Cap Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$89,626	$1,067,265	$1,126,301	$29	$9	$30,628	30,604	$2,495	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	8,997	288,000	271,000	10 *	—	26,007	25,997	792 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	1,834	110,997	107,402	—	—	5,429	5,429	139 *	—
Total	$100,457	$1,466,262	$1,504,703	$39	$9	$62,064		$3,426	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$2,951	$16,503	$18,583	$1	$— (c)	$872	871	$69	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.

U.S. Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$223,996	$3,168,295	$3,101,649	$131	$108	$290,881	290,649	$6,989	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	37,991	10,000	47,995	4 *	—	—	—	10 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	5,881	9,914	15,795	—	—	—	—	4 *	—
Total	$267,868	$3,188,209	$3,165,439	$135	$108	$290,881		$7,003	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

214	J.P. Morgan Large Cap Funds	December 31, 2023

U.S. GARP Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$12,865	$91,605	$90,293	$2	$5	$14,184	14,173	$382	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	30,001	24,000	—	(1)	6,000	5,998	67 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	15,326	13,958	—	—	1,368	1,368	17 *	—
Total	$12,865	$136,932	$128,251	$2	$4	$21,552		$466	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$30,659	$218,430	$200,385	$17	$13	$48,734	48,695	$1,117	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$82,058	$459,443	$479,250	$17	$31	$62,299	62,250	$1,886	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	5,799	5,799	—	—	—	—	1 *	—
Total	$82,058	$465,242	$485,049	$17	$31	$62,299		$1,887	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2023	J.P. Morgan Large Cap Funds	215

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
U.S. Sustainable Leaders Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$1,493	$11,381	$9,973	$— (c)	$2	$2,903	2,900	$78	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.

U.S. Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$173,633	$714,030	$813,023	$31	$43	$74,714	74,654	$4,068	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	867	867	—	—	—	—	—	—
Total	$173,633	$714,897	$813,890	$31	$43	$74,714		$4,068	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

216	J.P. Morgan Large Cap Funds	December 31, 2023

Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the six months ended December 31, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$44,148	$10,470
Average Notional Balance Short	—	(5,163)
Ending Notional Balance Long	37,827	4,819

December 31, 2023	J.P. Morgan Large Cap Funds	217

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$322,007	$92,887	$36,955
Ending Notional Balance Long	231,541	82,160	16,625
Exchange-Traded Options:
Average Number of Contracts Purchased	36,684	10,548	5,653
Average Number of Contracts Written	(73,368)	(21,096)	(11,303)
Ending Number of Contracts Purchased	35,368	10,564	6,123
Ending Number of Contracts Written	(70,736)	(21,128)	(12,246)

	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$2,093	$63,809	$11,054
Ending Notional Balance Long	964	—	12,047

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$18,964	$68,332	$2,685
Ending Notional Balance Long	22,407	60,957	2,991
The Funds' derivatives contracts held at December 31, 2023 are not accounted for as hedging instruments under GAAP.
H. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of December 31, 2023, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
I. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

218	J.P. Morgan Large Cap Funds	December 31, 2023

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of December 31, 2023, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
K. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Income Fund
Transfer agency fees	$79	$18	$200	n/a	$6	$3	$3	$15	$208	$532
Equity Index Fund
Transfer agency fees	82	2	22	n/a	n/a	n/a	n/a	n/a	23	129
Equity Premium Income Fund
Transfer agency fees	5	3	59	n/a	n/a	n/a	n/a	— (a)	6	73
Hedged Equity Fund
Transfer agency fees	13	6	99	n/a	n/a	n/a	n/a	1	19	138
Hedged Equity 2 Fund
Transfer agency fees	4	3	20	n/a	n/a	n/a	n/a	— (a)	4	31
Hedged Equity 3 Fund
Transfer agency fees	1	1	11	n/a	n/a	n/a	n/a	— (a)	1	14
Large Cap Growth Fund
Transfer agency fees	173	10	95	n/a	10	6	3	7	236	540
Large Cap Value Fund
Transfer agency fees	21	2	54	n/a	1	— (a)	1	1	13	93
U.S. Applied Data Science Value Fund
Transfer agency fees	1	1	1	n/a	1	n/a	n/a	— (a)	1	5
U.S. Equity Fund
Transfer agency fees	47	6	131	$25	4	3	1	6	72	295
U.S. GARP Equity Fund
Transfer agency fees	4	1	2	n/a	10	n/a	n/a	1	3	21
U.S. Large Cap Core Plus Fund
Transfer agency fees	7	1	10	n/a	— (a)	n/a	n/a	— (a)	2	20
U.S. Research Enhanced Equity Fund
Transfer agency fees	4	n/a	6	n/a	n/a	n/a	n/a	n/a	30	40
U.S. Sustainable Leaders Fund
Transfer agency fees	2	— (a)	1	n/a	n/a	n/a	n/a	n/a	1	4

December 31, 2023	J.P. Morgan Large Cap Funds	219

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
U.S. Value Fund
Transfer agency fees	$69	$3	$15	n/a	$— (a)	$1	$— (a)	$— (a)	$13	$101

(a)	Amount rounds to less than one thousand.
L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Income Fund	0.40%
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

220	J.P. Morgan Large Cap Funds	December 31, 2023

B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2023, the effective annualized rate for Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.035%, 0.075%, 0.075%, 0.065%, 0.075%, 0.075%, 0.027%, 0.075%, 0.075%, 0.057%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Income Fund	0.25%	0.75%	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Income Fund	$40	$1
Equity Index Fund	35	— (a)
Equity Premium Income Fund	435	1
Hedged Equity Fund	78	—
Hedged Equity 2 Fund	12	—
Hedged Equity 3 Fund	6	—
Large Cap Growth Fund	352	— (a)
Large Cap Value Fund	12	—
U.S. Applied Data Science Value Fund	— (a)	—
U.S. Equity Fund	142	— (a)
U.S. GARP Equity Fund	5	— (a)
U.S. Large Cap Core Plus Fund	11	—

December 31, 2023	J.P. Morgan Large Cap Funds	221

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Front-End Sales Charge	CDSC
U.S. Research Enhanced Equity Fund	$— (a)	$—
U.S. Sustainable Leaders Fund	3	—
U.S. Value Fund	72	5

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Income Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

222	J.P. Morgan Large Cap Funds	December 31, 2023

F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	n/a	n/a	n/a	0.05%
Equity Premium Income Fund	0.85	1.35%	0.60	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	0.95	1.45	0.70	1.40	n/a	n/a	0.75	0.65
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
The expense limitation agreements were in effect for the six months ended December 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
For the six months ended December 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Income Fund	$38	$—	$—	$38	$—
Equity Index Fund	1,645	1,590	938	4,173	23
Equity Premium Income Fund	—	—	— (a)	— (a)	—
Hedged Equity Fund	—	—	— (a)	— (a)	—
Hedged Equity 2 Fund	14	9	3	26	—
Hedged Equity 3 Fund	31	21	1	53	— (a)
Large Cap Growth Fund	9,227	6,123	169	15,519	—
Large Cap Value Fund	593	393	90	1,076	8
U.S. Applied Data Science Value Fund	83	55	68	206	—
U.S. Equity Fund	1,937	1,284	198	3,419	73
U.S. GARP Equity Fund	199	132	17	348	2
U.S. Large Cap Core Plus Fund	436	291	1,161	1,888	— (a)
U.S. Research Enhanced Equity Fund	1,901	1,266	668	3,835	—
U.S. Sustainable Leaders Fund	79	52	126	257	—
U.S. Value Fund	806	537	80	1,423	10

(a)	Amount rounds to less than one thousand.

December 31, 2023	J.P. Morgan Large Cap Funds	223

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 were as follows:

Equity Income Fund	$305
Equity Index Fund	33
Equity Premium Income Fund	35
Hedged Equity Fund	324
Hedged Equity 2 Fund	54
Hedged Equity 3 Fund	32
Large Cap Growth Fund	1,509
Large Cap Value Fund	59
U.S. Applied Data Science Value Fund	2
U.S. Equity Fund	130
U.S. GARP Equity Fund	8
U.S. Large Cap Core Plus Fund	21
U.S. Research Enhanced Equity Fund	43
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	95
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

Equity Income Fund	$4
Equity Index Fund	1
Equity Premium Income Fund	1
Hedged Equity Fund	2
Hedged Equity 2 Fund	1
Hedged Equity 3 Fund	1
Large Cap Growth Fund	5
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	2
U.S. GARP Equity Fund	1
U.S. Large Cap Core Plus Fund	1
U.S. Research Enhanced Equity Fund	1
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	1
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2023, Large Cap Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

224	J.P. Morgan Large Cap Funds	December 31, 2023

The below Funds used related party broker-dealers during the six months ended December 31, 2023, and incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows:
Brokerage Commissions
Equity Income Fund	$24
Equity Premium Income Fund	3
Hedged Equity Fund	62
Hedged Equity 2 Fund	10
Hedged Equity 3 Fund	26
Large Cap Value Fund	21
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	72
U.S. Sustainable Leaders Fund	— (a)
U.S. Value Fund	12

(a)	Amount rounds to less than one thousand.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Income Fund	$3,979,118	$6,481,358	$—	$—
Equity Index Fund	460,927	260,774	—	—
Equity Premium Income Fund	5,096,301	5,059,603	—	—
Hedged Equity Fund	2,946,152	3,053,466	—	—
Hedged Equity 2 Fund	1,095,495	1,187,514	—	—
Hedged Equity 3 Fund	782,866	519,589	—	—
Large Cap Growth Fund	20,209,760	13,463,795	—	—
Large Cap Value Fund	2,686,362	2,681,005	—	—
U.S. Applied Data Science Value Fund	15,498	30,625	—	—
U.S. Equity Fund	5,430,288	5,249,336	—	—
U.S. GARP Equity Fund	255,293	305,700	—	—
U.S. Large Cap Core Plus Fund	562,483	490,930	408,218	347,019
U.S. Research Enhanced Equity Fund	981,801	1,377,517	—	—
U.S. Sustainable Leaders Fund	19,387	22,159	—	—
U.S. Value Fund	770,393	365,344	—	—

December 31, 2023	J.P. Morgan Large Cap Funds	225

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$31,849,719	$15,273,985	$748,528	$14,525,457
Equity Index Fund	3,938,885	4,999,690	57,687	4,942,003
Equity Premium Income Fund	5,151,418	826,380	97,023	729,357
Hedged Equity Fund	10,924,461	6,451,742	74,288	6,377,454
Hedged Equity 2 Fund	4,069,852	1,017,754	442,385	575,369
Hedged Equity 3 Fund	2,344,220	595,662	68,296	527,366
Large Cap Growth Fund	49,558,158	23,619,579	147,654	23,471,925
Large Cap Value Fund	3,212,613	483,935	28,670	455,265
U.S. Applied Data Science Value Fund	137,209	36,867	5,495	31,372
U.S. Equity Fund	15,910,299	9,770,170	59,275	9,710,895
U.S. GARP Equity Fund	633,096	590,633	1,766	588,867
U.S. Large Cap Core Plus Fund *	681,637	937,909	28,530	909,379
U.S. Research Enhanced Equity Fund	4,582,064	3,176,671	39,895	3,136,776
U.S. Sustainable Leaders Fund	141,057	50,386	2,063	48,323
U.S. Value Fund	4,427,475	994,220	79,989	914,231

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
At June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Index Fund	$46,651	$39,171
Equity Premium Income Fund	344,458	58,374
Hedged Equity Fund	690,096	503,446
Hedged Equity 2 Fund	165,296	140,611
Hedged Equity 3 Fund	82,738	76,652
Large Cap Growth Fund	196,828	—
U.S. GARP Equity Fund	820	—
U.S. Sustainable Leaders Fund	13,016	2,886
U.S. Value Fund	3,251	408

226	J.P. Morgan Large Cap Funds	December 31, 2023

Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$3,561	$—
Equity Index Fund	(3,445)	26,924
Equity Premium Income Fund	214,905	57,671
Hedged Equity 2 Fund	177,109	225,151
Hedged Equity 3 Fund	43,598	125,509
Large Cap Growth Fund	953,148	665,440
U.S. Equity Fund	82,726	—
U.S. GARP Equity Fund	5,236	—
U.S. Large Cap Core Plus Fund	5,132	—
U.S. Research Enhanced Equity Fund	34,234	—
U.S. Sustainable Leaders Fund	1,527	2,562
U.S. Value Fund	(5,706)	10,137
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund as of December 31, 2023. Average borrowings from the Facility for the six months ended December 31, 2023, were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$9,194	5.81%	3	$4
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.

December 31, 2023	J.P. Morgan Large Cap Funds	227

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Income Fund	1	10.4%	2	31.3%
Equity Index Fund	2	21.2	—	—
Equity Premium Income Fund	1	21.2	2	43.2
Hedged Equity Fund	—	—	2	42.0
Hedged Equity 2 Fund	1	15.2	4	49.6
Hedged Equity 3 Fund	—	—	3	41.9
Large Cap Growth Fund	—	—	1	19.8
Large Cap Value Fund	1	11.8	1	14.2
U.S. Applied Data Science Value Fund	—	—	3	33.7
U.S. Equity Fund	—	—	1	17.5
U.S. GARP Equity Fund	3	45.3	—	—
U.S. Large Cap Core Plus Fund	1	27.3	—	—
U.S. Research Enhanced Equity Fund	—	—	1	12.7
U.S. Sustainable Leaders Fund	—	—	2	35.1
U.S. Value Fund	—	—	2	39.8
As of December 31, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	— %	— %	63.8%
Large Cap Value Fund	24.7	—	—
U.S. Equity Fund	—	10.7	—
U.S. GARP Equity Fund	53.1	—	—
U.S. Research Enhanced Equity Fund	13.1	37.5	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational

228	J.P. Morgan Large Cap Funds	December 31, 2023

issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2023	J.P. Morgan Large Cap Funds	229

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund
Class A
Actual	$1,000.00	$1,048.30	$4.89	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	1,045.30	7.45	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class I
Actual	1,000.00	1,049.90	3.61	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R2
Actual	1,000.00	1,047.20	6.23	1.21
Hypothetical	1,000.00	1,019.05	6.14	1.21
Class R3
Actual	1,000.00	1,048.30	4.89	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R4
Actual	1,000.00	1,049.50	3.61	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R5
Actual	1,000.00	1,050.70	2.84	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	1,051.30	2.32	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45

230	J.P. Morgan Large Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,078.00	$2.35	0.45%
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class C
Actual	1,000.00	1,074.60	5.48	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class I
Actual	1,000.00	1,079.20	1.05	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20
Class R6
Actual	1,000.00	1,080.20	0.21	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,038.50	4.36	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,035.90	6.91	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,039.80	3.08	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,040.60	2.31	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,041.10	1.74	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,024.60	4.17	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class C
Actual	1,000.00	1,021.80	6.76	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
Class I
Actual	1,000.00	1,025.80	2.90	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R5
Actual	1,000.00	1,026.50	2.19	0.43
Hypothetical	1,000.00	1,022.98	2.19	0.43
Class R6
Actual	1,000.00	1,027.00	1.63	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	1,009.50	4.29	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,006.90	6.81	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35

December 31, 2023	J.P. Morgan Large Cap Funds	231

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual	$1,000.00	$1,010.80	$2.98	0.59%
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R5
Actual	1,000.00	1,012.20	2.23	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,012.10	1.72	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,068.60	4.42	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,065.50	7.01	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,069.90	3.07	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R5
Actual	1,000.00	1,070.50	2.34	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,071.10	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,090.60	4.94	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,087.80	7.56	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,092.00	3.63	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,089.30	6.25	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,090.70	4.94	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,091.90	3.63	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,092.80	2.84	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,093.40	2.32	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

232	J.P. Morgan Large Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual	$1,000.00	$1,064.00	$4.83	0.93%
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class C
Actual	1,000.00	1,061.50	7.46	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,066.20	3.58	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,062.80	6.17	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,064.00	4.88	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,065.70	3.58	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,066.70	2.81	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,067.20	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
JPMorgan U.S. Applied Data Science Value Fund
Class A
Actual	1,000.00	1,070.10	3.80	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73
Class C
Actual	1,000.00	1,067.50	6.39	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Class I
Actual	1,000.00	1,071.50	2.55	0.49
Hypothetical	1,000.00	1,022.67	2.49	0.49
Class R2
Actual	1,000.00	1,068.10	5.67	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,072.00	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,072.50	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,087.10	4.93	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,084.30	7.54	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44

December 31, 2023	J.P. Morgan Large Cap Funds	233

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class I
Actual	$1,000.00	$1,088.70	$3.62	0.69%
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class L
Actual	1,000.00	1,089.70	2.84	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R2
Actual	1,000.00	1,086.00	6.24	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,087.10	4.93	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,088.30	3.62	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,089.70	2.84	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,089.90	2.31	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	1,106.20	4.45	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class C
Actual	1,000.00	1,103.40	7.08	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class I
Actual	1,000.00	1,107.50	3.13	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R2
Actual	1,000.00	1,104.70	5.77	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,108.40	2.33	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,108.90	1.80	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,095.30	9.27	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Class C
Actual	1,000.00	1,092.00	11.88	2.26
Hypothetical	1,000.00	1,013.78	11.44	2.26
Class I
Actual	1,000.00	1,096.90	7.96	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51

234	J.P. Morgan Large Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R2
Actual	$1,000.00	$1,092.80	$11.63	2.21%
Hypothetical	1,000.00	1,014.03	11.19	2.21
Class R5
Actual	1,000.00	1,096.10	8.22	1.56
Hypothetical	1,000.00	1,017.29	7.91	1.56
Class R6
Actual	1,000.00	1,097.00	7.70	1.46
Hypothetical	1,000.00	1,017.80	7.41	1.46
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,085.10	3.14	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class I
Actual	1,000.00	1,086.50	1.84	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R6
Actual	1,000.00	1,086.90	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,089.20	3.36	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class C
Actual	1,000.00	1,086.40	5.98	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class I
Actual	1,000.00	1,090.50	2.05	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class R6
Actual	1,000.00	1,090.70	1.79	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,053.50	4.85	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,050.90	7.42	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,054.90	3.56	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,052.20	6.14	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,053.50	4.85	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,055.00	3.56	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69

December 31, 2023	J.P. Morgan Large Cap Funds	235

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class R5
Actual	$1,000.00	$1,055.70	$2.79	0.54%
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,056.20	2.27	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

236	J.P. Morgan Large Cap Funds	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June  20-21, 2023 and August  8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.   Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•   The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

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(Unaudited) (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’
distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's

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investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s performance for Class A, Class I and Class R6 shares was in the first, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Index Fund’s performance for Class A shares was in the third, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the third, third and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed

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(Unaudited) (continued)
the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Premium Income Fund’s performance for Class A shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I and Class R6 shares was in the third, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Hedged Equity 2 Fund’s performance for Class A shares was in the fourth quintile of the Universe for the one-year period ended December 31, 2022. The Trustees noted that the performance for Class I and Class R6 shares were in fifth quintile of the Universe for one-year period ended December 31,2022. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant.   Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Hedged Equity 3 Fund’s performance for Class A, Class I and Class R6  shares was in the fifth quintile of the Universe for the one-year ended December 31, 2022. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the indepen dent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Large Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Large Cap Value Fund’s performance for Class A, Class I and Class R6  was in the first, first and second of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Applied Data Science Value Fund’s performance for Class A, Class I and Class R6 shares was in the third, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Equity Fund’s performance for Class A, Class I  and Class R6 shares was in the fourth, first and first quintiles of the Universe for the one-, three and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. GARP Equity Fund’s performance for Class A, Class I and Class R6 shares was in the second, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the

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independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for both Class A and Class R6 shares was in the third, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A, Class I and Class R6 shares was in the third, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A and Class I shares was in the fifth, third and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth quintile of the Universe for the one-year period ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the U.S. Value Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Equity Index Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the

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(Unaudited) (continued)
net advisory fee for Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively. and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I and Class R6 shares were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I and Class R6 shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 2 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 3 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Applied Data Science Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and the Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The

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Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. GARP Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares were in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in fourth quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and fourth quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the fourth and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintiles of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that both the net advisory fee and actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

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244

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

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Semi-Annual Report
J.P. Morgan Investor Funds
December 31, 2023  (Unaudited)
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	J.P. Morgan Investor Funds	1

J.P. Morgan Investor Funds
FUND FACTS
SIX MONTHS ENDED December 31, 2023 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of December 31, 2023 (In thousands)
JPMorgan Investor Balanced Fund, Class A	0.61%	5.35%	3.51%	8.43%	5.88%	$5,277,134
JPMorgan Investor Conservative Growth Fund, Class A	(0.28)	4.43	3.51	8.43	5.88	3,979,823
JPMorgan Investor Growth Fund, Class A	1.84	6.63	3.51	8.43	5.88	4,762,219
JPMorgan Investor Growth & Income Fund, Class A	1.15	5.92	3.51	8.43	5.88	4,284,605

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the
United States of America.

JPMorgan Investor Balanced Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	47.4%
U.S. Equity	38.3
International Equity	12.1
Alternative Assets	0.8
Short-Term Investments	1.4
JPMorgan Investor Conservative Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	67.2%
U.S. Equity	21.4
International Equity	8.1
Alternative Assets	1.0
Short-Term Investments	2.3
JPMorgan Investor Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	63.7%
International Equity	22.8
Fixed Income	11.9
Short-Term Investments	1.6
JPMorgan Investor Growth & Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	50.7%
Fixed Income	32.2
International Equity	15.5
Short-Term Investments	1.6

2	J.P. Morgan Investor Funds	December 31, 2023

J.P. Morgan Investor Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
HOW DID THE MARKET PERFORM?
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple
Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS' PERFORMANCE?
In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.
For the six months ended December 31, 2023, each of the Investor Funds’ Class A Shares outperformed the Bloomberg U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to equities.
Each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based U.S. equity benchmark, mainly due to the Funds’ allocations to fixed income. The JPMorgan Investor Growth and JPMorgan Investor Growth & Income Funds outperformed the MSCI EAFE Index, a broad global equity index, largely due to its exposure to U.S. equities which outperformed international equities. The JPMorgan Investor Balanced Fund and JPMorgan Investor Conservative Growth Fund underperformed the MSCI EAFE Index, largely due to their higher allocations to fixed income.
HOW WERE THE FUNDS POSITIONED?
Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds and real estate investment trusts. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor

December 31, 2023	J.P. Morgan Investor Funds	3

J.P. Morgan Investor Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
Fund’s composite benchmark. During the period, the portfolio managers maintained a neutral-to-slightly-overweight position in equities and a neutral-to-slightly underweight position in fixed income across the Investor Funds.

4	J.P. Morgan Investor Funds	December 31, 2023

JPMorgan Investor Balanced Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		0.61%	8.25%	6.57%	5.15%
Without Sales Charge		5.35	13.39	7.55	5.64
CLASS C SHARES	July 1, 1997
With CDSC ***		4.12	11.86	7.02	5.19
Without CDSC		5.12	12.86	7.02	5.19
CLASS I SHARES	December 10, 1996	5.54	13.70	7.84	5.91
CLASS R6 SHARES	July 31, 2017	5.60	13.92	8.09	6.04

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights,

5

JPMorgan Investor Balanced Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

6

JPMorgan Investor Conservative Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		(0.28)%	4.88%	4.01%	3.48%
Without Sales Charge		4.43	9.85	4.97	3.95
CLASS C SHARES	July 1, 1997
With CDSC ***		3.18	8.43	4.46	3.51
Without CDSC		4.18	9.43	4.46	3.51
CLASS I SHARES	December 10, 1996	4.62	10.23	5.25	4.23
CLASS R6 SHARES	July 31, 2017	4.75	10.51	5.50	4.36

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees.
These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.

7

JPMorgan Investor Conservative Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8

JPMorgan Investor Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		1.84%	13.59%	10.97%	8.04%
Without Sales Charge		6.63	18.95	12.00	8.55
CLASS C SHARES	July 1, 1997
With CDSC ***		5.38	17.30	11.39	8.07
Without CDSC		6.38	18.30	11.39	8.07
CLASS I SHARES	December 10, 1996	6.77	19.22	12.26	8.82
CLASS R6 SHARES	July 31, 2017	6.90	19.52	12.50	8.95

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The
Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively

9

JPMorgan Investor Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
"Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

10

JPMorgan Investor Growth & Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge **		1.15%	10.65%	8.67%	6.50%
Without Sales Charge		5.92	15.84	9.68	6.99
CLASS C SHARES	July 1, 1997
With CDSC ***		4.71	14.23	9.12	6.53
Without CDSC		5.71	15.23	9.12	6.53
CLASS I SHARES	December 10, 1996	6.07	16.09	9.94	7.26
CLASS R6 SHARES	July 31, 2017	6.21	16.38	10.20	7.40

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broadbased securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The
Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares. Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights,

11

JPMorgan Investor Growth & Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

12

JPMorgan Investor Balanced Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 86.9%
Alternative Assets — 0.8%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,456	43,183
Fixed Income — 44.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	117,678	1,213,261
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	82,837	601,400
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,929	48,765
JPMorgan High Yield Fund Class R6 Shares (a)	22,531	144,872
JPMorgan Income Fund Class R6 Shares (a)	32,468	271,106
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,333	76,165
Total Fixed Income		2,355,569
International Equity — 6.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,666	108,794
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,259	81,561
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,730	83,246
JPMorgan International Equity Fund Class R6 Shares (a)	3,837	72,599
Total International Equity		346,200
U.S. Equity — 34.9%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,986	160,543
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	4,550	287,206
JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,607	162,769
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,574	75,807
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	521	28,238
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,004	54,022
JPMorgan U.S. Equity Fund Class R6 Shares (a)	21,927	468,791
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,592	173,142
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,180	264,939
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,644	164,723
Total U.S. Equity		1,840,180
Total Investment Companies (Cost $3,840,810)		4,585,132
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 11.8%
Fixed Income — 2.8%
JPMorgan Limited Duration Bond ETF (a)	2,982	150,891
International Equity — 5.5%
JPMorgan International Research Enhanced Equity ETF (a)	4,980	290,992
U.S. Equity — 3.5%
JPMorgan Market Expansion Enhanced Equity ETF (a)	3,433	184,403
Total Exchange-Traded Funds (Cost $504,598)		626,286
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $72,564)	72,564	72,564
Total Investments — 100.1% (Cost $4,417,972)		5,283,982
Liabilities in Excess of Other Assets — (0.1)%		(6,848)
NET ASSETS — 100.0%		5,277,134

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	13

JPMorgan Investor Conservative Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 86.7%
Alternative Assets — 1.0%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,089	39,618
Fixed Income — 61.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	128,731	1,327,212
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	81,417	591,089
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,510	40,035
JPMorgan Government Bond Fund Class R6 Shares (a)	4,586	43,753
JPMorgan High Yield Fund Class R6 Shares (a)	17,747	114,115
JPMorgan Income Fund Class R6 Shares (a)	30,823	257,372
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,401	76,783
Total Fixed Income		2,450,359
International Equity — 4.2%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,869	55,479
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,828	43,860
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	909	27,717
JPMorgan International Equity Fund Class R6 Shares (a)	2,095	39,633
Total International Equity		166,689
U.S. Equity — 19.9%
JPMorgan Equity Income Fund Class R6 Shares (a)	3,862	88,741
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	1,794	113,208
JPMorgan Large Cap Value Fund Class R6 Shares (a)	2,846	53,824
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,175	56,621
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	355	19,272
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,200	32,343
JPMorgan U.S. Equity Fund Class R6 Shares (a)	7,412	158,457
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,408	94,081
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,431	89,718
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,494	88,460
Total U.S. Equity		794,725
Total Investment Companies (Cost $3,269,786)		3,451,391
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 10.9%
Fixed Income — 5.6%
JPMorgan Limited Duration Bond ETF (a)	4,444	224,848
International Equity — 3.9%
JPMorgan International Research Enhanced Equity ETF (a)	2,661	155,505
U.S. Equity — 1.4%
JPMorgan Market Expansion Enhanced Equity ETF (a)	1,020	54,807
Total Exchange-Traded Funds (Cost $374,749)		435,160
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $93,437)	93,437	93,437
Total Investments — 100.0% (Cost $3,737,972)		3,979,988
Liabilities in Excess of Other Assets — (0.0)% ^		(165)
NET ASSETS — 100.0%		3,979,823

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Investor Funds	December 31, 2023

JPMorgan Investor Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 85.6%
Fixed Income — 11.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	39,176	403,902
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,457	68,658
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,561	15,751
JPMorgan High Yield Fund Class R6 Shares (a)	9,215	59,252
JPMorgan Income Fund Class R6 Shares (a)	2,462	20,561
Total Fixed Income		568,124
International Equity — 15.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,071	120,842
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,497	100,763
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	4,399	134,111
JPMorgan International Equity Fund Class R6 Shares (a)	11,489	217,382
JPMorgan International Focus Fund Class R6 Shares (a)	5,614	138,109
Total International Equity		711,207
U.S. Equity — 58.7%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,605	151,793
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	8,807	555,916
JPMorgan Large Cap Value Fund Class R6 Shares (a)	22,576	426,908
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,978	95,272
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	361	19,560
JPMorgan Small Cap Value Fund Class R6 Shares (a)	3,379	91,091
JPMorgan U.S. Equity Fund Class R6 Shares (a)	32,029	684,778
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	3,632	242,615
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,189	375,957
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,262	151,180
Total U.S. Equity		2,795,070
Total Investment Companies (Cost $2,984,204)		4,074,401
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 12.9%
International Equity — 7.9%
JPMorgan International Research Enhanced Equity ETF (a)	6,434	375,994
U.S. Equity — 5.0%
JPMorgan Market Expansion Enhanced Equity ETF (a)	4,426	237,726
Total Exchange-Traded Funds (Cost $528,684)		613,720
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $77,903)	77,903	77,903
Total Investments — 100.1% (Cost $3,590,791)		4,766,024
Liabilities in Excess of Other Assets — (0.1)%		(3,805)
NET ASSETS — 100.0%		4,762,219

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	15

JPMorgan Investor Growth & Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 87.8%
Fixed Income — 31.3%
JPMorgan Core Bond Fund Class R6 Shares (a)	68,662	707,908
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	40,740	295,775
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,765	17,005
JPMorgan High Yield Fund Class R6 Shares (a)	16,580	106,606
JPMorgan Income Fund Class R6 Shares (a)	20,483	171,032
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	4,583	41,883
Total Fixed Income		1,340,209
International Equity — 9.8%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,344	99,250
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,016	77,801
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,729	83,203
JPMorgan International Equity Fund Class R6 Shares (a)	5,260	99,513
JPMorgan International Focus Fund Class R6 Shares (a)	2,548	62,697
Total International Equity		422,464
U.S. Equity — 46.7%
JPMorgan Equity Income Fund Class R6 Shares (a)	5,884	135,205
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	6,687	422,101
JPMorgan Large Cap Value Fund Class R6 Shares (a)	13,214	249,884
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,364	65,676
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	507	27,471
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,603	70,187
JPMorgan U.S. Equity Fund Class R6 Shares (a)	21,735	464,681
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,027	135,400
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,605	280,637
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,195	148,808
Total U.S. Equity		2,000,050
Total Investment Companies (Cost $2,930,282)		3,762,723
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 10.7%
Fixed Income — 1.0%
JPMorgan Limited Duration Bond ETF (a)	823	41,633
International Equity — 5.7%
JPMorgan International Research Enhanced Equity ETF (a)	4,153	242,702
U.S. Equity — 4.0%
JPMorgan Market Expansion Enhanced Equity ETF (a)	3,213	172,577
Total Exchange-Traded Funds (Cost $376,179)		456,912
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $68,321)	68,321	68,321
Total Investments — 100.1% (Cost $3,374,782)		4,287,956
Liabilities in Excess of Other Assets — (0.1)%		(3,351)
NET ASSETS — 100.0%		4,284,605

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Investor Funds	December 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,283,982	$3,979,988	$4,766,024	$4,287,956
Cash	289	216	274	247
Receivables:
Fund shares sold	2,585	5,685	5,353	3,195
Dividends from affiliates	1,784	2,011	102	922
Total Assets	5,288,640	3,987,900	4,771,753	4,292,320
LIABILITIES:
Payables:
Distributions	374	120	390	373
Investment securities purchased	1,190	1,130	90	751
Fund shares redeemed	6,884	4,874	6,957	4,657
Accrued liabilities:
Investment advisory fees	216	161	193	173
Distribution fees	1,154	813	909	866
Service fees	1,098	819	865	791
Custodian and accounting fees	36	29	28	27
Trustees’ and Chief Compliance Officer’s fees	1	—	— (a)	—
Other	553	131	102	77
Total Liabilities	11,506	8,077	9,534	7,715
Net Assets	$5,277,134	$3,979,823	$4,762,219	$4,284,605

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,466,392	$3,789,985	$3,615,198	$3,437,150
Total distributable earnings (loss)	810,742	189,838	1,147,021	847,455
Total Net Assets	$5,277,134	$3,979,823	$4,762,219	$4,284,605
Net Assets:
Class A	$4,613,883	$2,898,139	$3,932,662	$3,848,005
Class C	299,183	319,772	147,740	102,828
Class I	332,930	723,655	578,868	278,091
Class R6	31,138	38,257	102,949	55,681
Total	$5,277,134	$3,979,823	$4,762,219	$4,284,605
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	306,906	238,636	173,543	214,696
Class C	20,327	26,479	7,304	5,983
Class I	22,083	59,130	24,749	15,888
Class R6	2,068	3,129	4,403	3,182
Net Asset Value (a):
Class A — Redemption price per share	$15.03	$12.14	$22.66	$17.92
Class C — Offering price per share (b)	14.72	12.08	20.23	17.19
Class I — Offering and redemption price per share	15.08	12.24	23.39	17.50
Class R6 — Offering and redemption price per share	15.06	12.23	23.38	17.50
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.74	$12.71	$23.73	$18.76
Cost of investments in affiliates	4,417,972	3,737,972	3,590,791	3,374,782

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Investor Funds	December 31, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	$—	$— (a)
Dividend income from affiliates	89,324	74,795	64,060	64,660
Total investment income	89,324	74,795	64,060	64,660
EXPENSES:
Investment advisory fees	1,288	982	1,127	1,017
Distribution fees:
Class A	5,560	3,543	4,632	4,563
Class C	1,305	1,481	559	431
Service fees:
Class A	5,560	3,543	4,632	4,563
Class C	435	494	186	144
Class I	410	827	692	328
Custodian and accounting fees	67	52	58	52
Professional fees	28	24	26	25
Trustees’ and Chief Compliance Officer’s fees	22	20	21	20
Printing and mailing costs	127	95	118	101
Registration and filing fees	194	60	90	91
Transfer agency fees (See Note 2.E.)	147	89	248	177
Other	25	20	22	20
Total expenses	15,168	11,230	12,411	11,532
Less fees waived	(37)	(28)	(535)	(471)
Less expense reimbursements	(1)	(1)	(1)	(1)
Net expenses	15,130	11,201	11,875	11,060
Net investment income (loss)	74,194	63,594	52,185	53,600
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in affiliates	(111)	(26,660)	(8,278)	(7,967)
Distribution of capital gains received from investment company affiliates	23,133	10,406	34,298	24,789
Change in net unrealized appreciation/depreciation on investments in affiliates	170,463	119,311	219,347	171,778
Net realized/unrealized gains (losses)	193,485	103,057	245,367	188,600
Change in net assets resulting from operations	$267,679	$166,651	$297,552	$242,200

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$74,194	$105,590	$63,594	$101,702
Net realized gain (loss) on investments in affiliates	(111)	(30,019)	(26,660)	(33,514)
Distributions of capital gains received from investment company affiliates	23,133	73,187	10,406	35,065
Change in net unrealized appreciation/depreciation of investments in affiliates	170,463	269,298	119,311	86,666
Change in net assets resulting from operations	267,679	418,056	166,651	189,919
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(113,669)	(290,596)	(54,396)	(172,844)
Class C	(7,093)	(27,368)	(5,950)	(28,991)
Class I	(8,624)	(22,096)	(13,650)	(38,203)
Class R6	(854)	(1,626)	(810)	(2,215)
Total distributions to shareholders	(130,240)	(341,686)	(74,806)	(242,253)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(88,898)	7,440	(132,073)	(210,212)
NET ASSETS:
Change in net assets	48,541	83,810	(40,228)	(262,546)
Beginning of period	5,228,593	5,144,783	4,020,051	4,282,597
End of period	$5,277,134	$5,228,593	$3,979,823	$4,020,051
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Investor Funds	December 31, 2023

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$52,185	$54,279	$53,600	$68,489
Net realized gain (loss) on investments in affiliates	(8,278)	(7,170)	(7,967)	(16,522)
Distributions of capital gains received from investment company affiliates	34,298	95,859	24,789	70,634
Change in net unrealized appreciation/depreciation of investments in affiliates	219,347	425,818	171,778	287,695
Change in net assets resulting from operations	297,552	568,786	242,200	410,296
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(117,541)	(261,319)	(99,271)	(244,002)
Class C	(4,630)	(12,521)	(2,559)	(9,288)
Class I	(17,440)	(39,591)	(7,641)	(19,368)
Class R6	(3,221)	(3,222)	(1,472)	(2,509)
Total distributions to shareholders	(142,832)	(316,653)	(110,943)	(275,167)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	127,393	357,052	111,297	163,479
NET ASSETS:
Change in net assets	282,113	609,185	242,554	298,608
Beginning of period	4,480,106	3,870,921	4,042,051	3,743,443
End of period	$4,762,219	$4,480,106	$4,284,605	$4,042,051
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$349,569	$630,284	$244,314	$417,288
Distributions reinvested	113,040	288,923	54,145	171,887
Cost of shares redeemed	(438,045)	(817,982)	(348,787)	(672,534)
Change in net assets resulting from Class A capital transactions	24,564	101,225	(50,328)	(83,359)
Class C
Proceeds from shares issued	18,625	41,914	13,005	31,496
Distributions reinvested	7,064	27,234	5,927	28,887
Cost of shares redeemed	(131,426)	(143,775)	(172,920)	(197,926)
Change in net assets resulting from Class C capital transactions	(105,737)	(74,627)	(153,988)	(137,543)
Class I
Proceeds from shares issued	21,672	64,505	142,127	165,254
Distributions reinvested	8,334	21,548	13,528	37,830
Cost of shares redeemed	(39,205)	(84,075)	(85,332)	(192,340)
Change in net assets resulting from Class I capital transactions	(9,199)	1,978	70,323	10,744
Class R6
Proceeds from shares issued	4,466	12,346	4,088	2,542
Distributions reinvested	853	1,626	807	2,215
Cost of shares redeemed	(3,845)	(35,108)	(2,975)	(4,811)
Change in net assets resulting from Class R6 capital transactions	1,474	(21,136)	1,920	(54)
Total change in net assets resulting from capital transactions	$(88,898)	$7,440	$(132,073)	$(210,212)
SHARE TRANSACTIONS:
Class A
Issued	24,153	43,766	20,990	35,223
Reinvested	7,613	20,584	4,569	14,716
Redeemed	(30,185)	(56,900)	(29,790)	(56,938)
Change in Class A Shares	1,581	7,450	(4,231)	(6,999)
Class C
Issued	1,305	2,969	1,114	2,672
Reinvested	487	1,983	503	2,489
Redeemed	(9,369)	(10,193)	(15,024)	(16,814)
Change in Class C Shares	(7,577)	(5,241)	(13,407)	(11,653)
Class I
Issued	1,484	4,481	11,840	13,871
Reinvested	560	1,530	1,134	3,214
Redeemed	(2,692)	(5,789)	(7,242)	(16,101)
Change in Class I Shares	(648)	222	5,732	984
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Investor Funds	December 31, 2023

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R6
Issued	305	863	346	213
Reinvested	57	115	68	188
Redeemed	(263)	(2,372)	(249)	(402)
Change in Class R6 Shares	99	(1,394)	165	(1)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$349,031	$594,322	$330,757	$565,243
Distributions reinvested	116,870	259,868	98,729	242,594
Cost of shares redeemed	(338,900)	(579,637)	(321,793)	(610,289)
Change in net assets resulting from Class A capital transactions	127,001	274,553	107,693	197,548
Class C
Proceeds from shares issued	14,560	24,590	8,393	17,095
Distributions reinvested	4,582	12,439	2,543	9,234
Cost of shares redeemed	(31,732)	(43,015)	(38,418)	(46,570)
Change in net assets resulting from Class C capital transactions	(12,590)	(5,986)	(27,482)	(20,241)
Class I
Proceeds from shares issued	37,204	79,419	26,883	37,309
Distributions reinvested	16,890	38,302	7,183	18,313
Cost of shares redeemed	(49,135)	(90,709)	(28,287)	(63,791)
Change in net assets resulting from Class I capital transactions	4,959	27,012	5,779	(8,169)
Class R6
Proceeds from shares issued	16,823	67,416	36,341	4,987
Distributions reinvested	3,221	3,221	1,453	2,453
Cost of shares redeemed	(12,021)	(9,164)	(12,487)	(13,099)
Change in net assets resulting from Class R6 capital transactions	8,023	61,473	25,307	(5,659)
Total change in net assets resulting from capital transactions	$127,393	$357,052	$111,297	$163,479
SHARE TRANSACTIONS:
Class A
Issued	15,994	28,325	19,160	33,473
Reinvested	5,191	12,939	5,565	14,844
Redeemed	(15,539)	(27,705)	(18,634)	(36,218)
Change in Class A Shares	5,646	13,559	6,091	12,099
Class C
Issued	745	1,308	507	1,059
Reinvested	228	692	149	589
Redeemed	(1,638)	(2,285)	(2,350)	(2,872)
Change in Class C Shares	(665)	(285)	(1,694)	(1,224)
Class I
Issued	1,659	3,685	1,588	2,268
Reinvested	728	1,850	415	1,145
Redeemed	(2,192)	(4,199)	(1,675)	(3,888)
Change in Class I Shares	195	1,336	328	(475)
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Investor Funds	December 31, 2023

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R6
Issued	746	3,108	2,210	308
Reinvested	139	154	83	153
Redeemed	(532)	(424)	(767)	(810)
Change in Class R6 Shares	353	2,838	1,526	(349)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$14.63	$0.21	$0.57	$0.78	$(0.22)	$(0.16)	$(0.38)
Year Ended June 30, 2023	14.44	0.30	0.87	1.17	(0.29)	(0.69)	(0.98)
Year Ended June 30, 2022	17.07	0.22	(2.13)	(1.91)	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2021	14.77	0.21	3.03	3.24	(0.25)	(0.69)	(0.94)
Year Ended June 30, 2020	15.00	0.27	0.46	0.73	(0.27)	(0.69)	(0.96)
Year Ended June 30, 2019	15.30	0.29	0.46	0.75	(0.37)	(0.68)	(1.05)
Class C
Six Months Ended December 31, 2023 (Unaudited)	14.33	0.16	0.57	0.73	(0.18)	(0.16)	(0.34)
Year Ended June 30, 2023	14.16	0.22	0.86	1.08	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2022	16.75	0.13	(2.08)	(1.95)	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2021	14.51	0.12	2.98	3.10	(0.17)	(0.69)	(0.86)
Year Ended June 30, 2020	14.74	0.19	0.46	0.65	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2019	15.06	0.21	0.44	0.65	(0.29)	(0.68)	(0.97)
Class I
Six Months Ended December 31, 2023 (Unaudited)	14.67	0.23	0.57	0.80	(0.23)	(0.16)	(0.39)
Year Ended June 30, 2023	14.47	0.33	0.89	1.22	(0.33)	(0.69)	(1.02)
Year Ended June 30, 2022	17.11	0.26	(2.14)	(1.88)	(0.45)	(0.31)	(0.76)
Year Ended June 30, 2021	14.80	0.25	3.04	3.29	(0.29)	(0.69)	(0.98)
Year Ended June 30, 2020	15.02	0.29	0.48	0.77	(0.30)	(0.69)	(0.99)
Year Ended June 30, 2019	15.33	0.33	0.45	0.78	(0.41)	(0.68)	(1.09)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	14.66	0.25	0.56	0.81	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2023	14.46	0.33	0.92	1.25	(0.36)	(0.69)	(1.05)
Year Ended June 30, 2022	17.10	0.31	(2.15)	(1.84)	(0.49)	(0.31)	(0.80)
Year Ended June 30, 2021	14.79	0.27	3.06	3.33	(0.33)	(0.69)	(1.02)
Year Ended June 30, 2020	15.02	0.34	0.46	0.80	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2019	15.32	0.36	0.45	0.81	(0.43)	(0.68)	(1.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Investor Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$15.03	5.35%	$4,613,883	0.57%	2.92%	0.58%	3%
14.63	8.51	4,466,541	0.57	2.08	0.58	8
14.44	(11.73)	4,301,016	0.57	1.34	0.57	8
17.07	22.40	4,788,045	0.56	1.28	0.57	6
14.77	4.97	3,638,623	0.54	1.85	0.57	26
15.00	5.52	3,458,135	0.52	1.98	0.60	12

14.72	5.12	299,183	1.07	2.19	1.08	3
14.33	7.98	399,784	1.07	1.56	1.07	8
14.16	(12.17)	469,295	1.07	0.83	1.07	8
16.75	21.78	619,700	1.07	0.75	1.07	6
14.51	4.48	648,738	1.07	1.31	1.07	26
14.74	4.89	758,346	1.08	1.42	1.10	12

15.08	5.54	332,930	0.32	3.15	0.32	3
14.67	8.84	333,425	0.32	2.31	0.32	8
14.47	(11.54)	325,811	0.32	1.59	0.32	8
17.11	22.72	363,694	0.31	1.54	0.32	6
14.80	5.26	303,555	0.29	1.98	0.32	26
15.02	5.71	478,250	0.27	2.24	0.35	12

15.06	5.60	31,138	0.07	3.44	0.07	3
14.66	9.11	28,843	0.08	2.31	0.08	8
14.46	(11.33)	48,661	0.07	1.84	0.07	8
17.10	23.03	141,480	0.07	1.69	0.07	6
14.79	5.46	73,386	0.06	2.27	0.07	26
15.02	5.96	86,510	0.09	2.40	0.10	12
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$11.85	$0.19	$0.33	$0.52	$(0.20)	$(0.03)	$(0.23)
Year Ended June 30, 2023	12.00	0.29	0.27	0.56	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2022	13.90	0.20	(1.62)	(1.42)	(0.30)	(0.18)	(0.48)
Year Ended June 30, 2021	12.63	0.20	1.56	1.76	(0.23)	(0.26)	(0.49)
Year Ended June 30, 2020	12.58	0.26	0.37	0.63	(0.26)	(0.32)	(0.58)
Year Ended June 30, 2019	12.61	0.28	0.41	0.69	(0.32)	(0.40)	(0.72)
Class C
Six Months Ended December 31, 2023 (Unaudited)	11.78	0.15	0.34	0.49	(0.16)	(0.03)	(0.19)
Year Ended June 30, 2023	11.94	0.23	0.26	0.49	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2022	13.83	0.13	(1.61)	(1.48)	(0.23)	(0.18)	(0.41)
Year Ended June 30, 2021	12.57	0.13	1.55	1.68	(0.16)	(0.26)	(0.42)
Year Ended June 30, 2020	12.52	0.19	0.37	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.55	0.21	0.41	0.62	(0.25)	(0.40)	(0.65)
Class I
Six Months Ended December 31, 2023 (Unaudited)	11.94	0.21	0.33	0.54	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2023	12.08	0.33	0.27	0.60	(0.32)	(0.42)	(0.74)
Year Ended June 30, 2022	13.99	0.24	(1.64)	(1.40)	(0.33)	(0.18)	(0.51)
Year Ended June 30, 2021	12.71	0.24	1.57	1.81	(0.27)	(0.26)	(0.53)
Year Ended June 30, 2020	12.66	0.29	0.37	0.66	(0.29)	(0.32)	(0.61)
Year Ended June 30, 2019	12.69	0.31	0.41	0.72	(0.35)	(0.40)	(0.75)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	11.93	0.23	0.33	0.56	(0.23)	(0.03)	(0.26)
Year Ended June 30, 2023	12.08	0.36	0.26	0.62	(0.35)	(0.42)	(0.77)
Year Ended June 30, 2022	13.98	0.27	(1.63)	(1.36)	(0.36)	(0.18)	(0.54)
Year Ended June 30, 2021	12.70	0.27	1.57	1.84	(0.30)	(0.26)	(0.56)
Year Ended June 30, 2020	12.65	0.37	0.32	0.69	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2019	12.68	0.35	0.38	0.73	(0.36)	(0.40)	(0.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Investor Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$12.14	4.43%	$2,898,139	0.57%	3.27%	0.57%	5%
11.85	4.86	2,877,376	0.57	2.49	0.57	5
12.00	(10.59)	2,998,252	0.57	1.50	0.57	8
13.90	14.14	3,327,682	0.56	1.49	0.57	3
12.63	5.13	2,428,688	0.54	2.08	0.57	21
12.58	5.80	2,170,888	0.52	2.25	0.60	10

12.08	4.27	319,772	1.07	2.55	1.07	5
11.78	4.28	469,916	1.07	1.95	1.07	5
11.94	(11.02)	615,133	1.07	0.98	1.07	8
13.83	13.54	840,217	1.07	0.96	1.07	3
12.57	4.60	967,282	1.07	1.54	1.07	21
12.52	5.24	1,113,797	1.08	1.69	1.10	10

12.24	4.62	723,655	0.32	3.54	0.32	5
11.94	5.18	637,396	0.32	2.75	0.32	5
12.08	(10.37)	633,390	0.32	1.75	0.32	8
13.99	14.41	649,055	0.31	1.79	0.32	3
12.71	5.35	130,768	0.29	2.32	0.33	21
12.66	6.03	138,655	0.27	2.51	0.36	10

12.23	4.75	38,257	0.06	3.80	0.07	5
11.93	5.36	35,363	0.07	2.99	0.07	5
12.08	(10.08)	35,822	0.07	1.99	0.07	8
13.98	14.70	42,417	0.07	2.02	0.07	3
12.70	5.57	7,862	0.08	2.91	0.09	21
12.65	6.19	996	0.12	2.78	0.12	10
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$21.90	$0.25	$1.20	$1.45	$(0.25)	$(0.44)	$(0.69)
Year Ended June 30, 2023	20.71	0.27	2.59	2.86	(0.27)	(1.40)	(1.67)
Year Ended June 30, 2022	25.19	0.23	(3.56)	(3.33)	(0.68)	(0.47)	(1.15)
Year Ended June 30, 2021	19.50	0.16	7.08	7.24	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2020	20.15	0.24	0.73	0.97	(0.23)	(1.39)	(1.62)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Class C
Six Months Ended December 31, 2023 (Unaudited)	19.63	0.16	1.08	1.24	(0.20)	(0.44)	(0.64)
Year Ended June 30, 2023	18.73	0.15	2.32	2.47	(0.17)	(1.40)	(1.57)
Year Ended June 30, 2022	22.94	0.09	(3.22)	(3.13)	(0.61)	(0.47)	(1.08)
Year Ended June 30, 2021	17.92	0.03	6.49	6.52	(0.17)	(1.33)	(1.50)
Year Ended June 30, 2020	18.67	0.12	0.68	0.80	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Class I
Six Months Ended December 31, 2023 (Unaudited)	22.59	0.28	1.24	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2023	21.30	0.33	2.67	3.00	(0.31)	(1.40)	(1.71)
Year Ended June 30, 2022	25.87	0.29	(3.66)	(3.37)	(0.73)	(0.47)	(1.20)
Year Ended June 30, 2021	19.99	0.22	7.26	7.48	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2020	20.62	0.28	0.76	1.04	(0.28)	(1.39)	(1.67)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	22.58	0.31	1.23	1.54	(0.30)	(0.44)	(0.74)
Year Ended June 30, 2023	21.29	0.39	2.66	3.05	(0.36)	(1.40)	(1.76)
Year Ended June 30, 2022	25.86	0.35	(3.66)	(3.31)	(0.79)	(0.47)	(1.26)
Year Ended June 30, 2021	19.98	0.28	7.25	7.53	(0.32)	(1.33)	(1.65)
Year Ended June 30, 2020	20.61	0.33	0.75	1.08	(0.32)	(1.39)	(1.71)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Investor Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$22.66	6.68%	$3,932,662	0.55%	2.31%	0.58%	2%
21.90	14.63	3,677,684	0.55	1.31	0.58	3
20.71	(14.03)	3,195,974	0.55	0.93	0.58	1
25.19	38.24	3,494,958	0.55	0.70	0.59	2
19.50	4.69	2,330,222	0.54	1.23	0.59	21
20.15	4.89	2,129,765	0.52	1.33	0.62	7

20.23	6.38	147,740	1.08	1.66	1.08	2
19.63	14.07	156,403	1.08	0.77	1.08	3
18.73	(14.49)	154,615	1.08	0.39	1.08	1
22.94	37.52	193,877	1.08	0.15	1.08	2
17.92	4.09	170,927	1.08	0.67	1.09	21
18.67	4.31	191,971	1.09	0.77	1.12	7

23.39	6.77	578,868	0.32	2.52	0.32	2
22.59	14.95	554,576	0.32	1.53	0.32	3
21.30	(13.82)	494,526	0.32	1.15	0.32	1
25.87	38.55	547,092	0.31	0.94	0.32	2
19.99	4.92	375,434	0.29	1.41	0.33	21
20.62	5.18	454,039	0.27	1.59	0.36	7

23.38	6.90	102,949	0.07	2.79	0.07	2
22.58	15.23	91,443	0.08	1.82	0.08	3
21.29	(13.62)	25,806	0.08	1.40	0.09	1
25.86	38.86	26,868	0.09	1.17	0.09	2
19.98	5.13	13,768	0.10	1.67	0.10	21
20.61	5.35	10,299	0.11	1.77	0.12	7
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$17.36	$0.23	$0.80	$1.03	$(0.23)	$(0.24)	$(0.47)
Year Ended June 30, 2023	16.81	0.30	1.47	1.77	(0.29)	(0.93)	(1.22)
Year Ended June 30, 2022	20.06	0.22	(2.62)	(2.40)	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2021	16.59	0.19	4.57	4.76	(0.24)	(1.05)	(1.29)
Year Ended June 30, 2020	16.94	0.26	0.61	0.87	(0.25)	(0.97)	(1.22)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Class C
Six Months Ended December 31, 2023 (Unaudited)	16.67	0.16	0.78	0.94	(0.18)	(0.24)	(0.42)
Year Ended June 30, 2023	16.18	0.20	1.43	1.63	(0.21)	(0.93)	(1.14)
Year Ended June 30, 2022	19.34	0.12	(2.53)	(2.41)	(0.40)	(0.35)	(0.75)
Year Ended June 30, 2021	16.04	0.09	4.40	4.49	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2020	16.41	0.16	0.61	0.77	(0.17)	(0.97)	(1.14)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Class I
Six Months Ended December 31, 2023 (Unaudited)	16.97	0.24	0.78	1.02	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2023	16.45	0.33	1.45	1.78	(0.33)	(0.93)	(1.26)
Year Ended June 30, 2022	19.65	0.27	(2.57)	(2.30)	(0.55)	(0.35)	(0.90)
Year Ended June 30, 2021	16.28	0.23	4.47	4.70	(0.28)	(1.05)	(1.33)
Year Ended June 30, 2020	16.64	0.29	0.61	0.90	(0.29)	(0.97)	(1.26)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	16.97	0.29	0.75	1.04	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2023	16.45	0.38	1.44	1.82	(0.37)	(0.93)	(1.30)
Year Ended June 30, 2022	19.65	0.31	(2.57)	(2.26)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2021	16.27	0.28	4.47	4.75	(0.32)	(1.05)	(1.37)
Year Ended June 30, 2020	16.64	0.33	0.60	0.93	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Investor Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$17.92	5.99%	$3,848,005	0.55%	2.64%	0.58%	2%
17.36	11.14	3,621,965	0.55	1.78	0.58	8
16.81	(12.60)	3,302,595	0.55	1.16	0.58	4
20.06	29.49	3,595,109	0.55	1.03	0.58	4
16.59	5.14	2,593,685	0.54	1.55	0.58	27
16.94	5.45	2,430,409	0.52	1.67	0.61	12

17.19	5.71	102,828	1.07	1.88	1.08	2
16.67	10.62	127,954	1.07	1.23	1.07	8
16.18	(13.06)	144,027	1.07	0.61	1.08	4
19.34	28.77	199,275	1.07	0.49	1.07	4
16.04	4.62	203,007	1.07	1.00	1.08	27
16.41	4.78	237,376	1.09	1.11	1.11	12

17.50	6.07	278,091	0.32	2.87	0.32	2
16.97	11.47	264,025	0.32	1.99	0.32	8
16.45	(12.40)	263,812	0.32	1.39	0.32	4
19.65	29.74	313,988	0.31	1.25	0.32	4
16.28	5.45	210,480	0.29	1.79	0.33	27
16.64	5.62	224,050	0.27	1.93	0.36	12

17.50	6.21	55,681	0.07	3.43	0.07	2
16.97	11.76	28,107	0.07	2.31	0.07	8
16.45	(12.17)	33,009	0.07	1.62	0.07	4
19.65	30.11	36,164	0.07	1.50	0.07	4
16.27	5.62	25,466	0.06	2.02	0.07	27
16.64	5.85	13,949	0.08	1.60	0.09	12
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Investor Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 4 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The investment objective of JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The investment objective of JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The investment objective of JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

34	J.P. Morgan Investor Funds	December 31, 2023

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s net asset value ("NAV") per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Investor Balanced Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,283,982	$—	$—	$5,283,982

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,979,988	$—	$—	$3,979,988

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,766,024	$—	$—	$4,766,024

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,287,956	$—	$—	$4,287,956

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2023	J.P. Morgan Investor Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds had no investments in restricted securities including securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Investor Balanced Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,171,611	$68,024	$39,363	$(9,606)	$22,595	$1,213,261	117,678	$23,173	$—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	583,747	27,029	16,313	(4,249)	11,186	601,400	82,837	12,801	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	45,667	1,413	—	—	1,685	48,765	7,929	1,414	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	113,095	1,791	5,079	(1,353)	340	108,794	3,666	1,790	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	80,071	2,433	1,061	(243)	361	81,561	5,259	2,432	—
JPMorgan Equity Income Fund Class R6 Shares (a)	151,161	5,445	1,024	(45)	5,006	160,543	6,986	1,883	1,123
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	83,579	2,739	4,712	740	900	83,246	2,730	2,740	—
JPMorgan High Yield Fund Class R6 Shares (a)	146,798	4,823	12,079	(2,075)	7,405	144,872	22,531	4,823	—
JPMorgan Income Fund Class R6 Shares (a)	269,958	7,243	12,410	(2,301)	8,616	271,106	32,468	7,243	—
JPMorgan International Equity Fund Class R6 Shares (a)	70,961	1,699	1,591	313	1,217	72,599	3,837	1,699	—
JPMorgan International Research Enhanced Equity ETF (a)	288,456	3,883	8,459	1,056	6,056	290,992	4,980	7,963	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	298,781	2,355	38,472	4,092	20,450	287,206	4,550	892	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	161,530	10,109	11,966	387	2,709	162,769	8,607	1,718	5,951
JPMorgan Limited Duration Bond ETF (a)	—	156,276	9,973	(368)	4,956	150,891	2,982	2,804	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	184,178	640	182,276	(756)	(1,786)	—	—	640	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	174,690	—	2,664	226	12,151	184,403	3,433	2,299	—
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	77,060	—	6,233	(1,479)	6,459	75,807	1,574	—	—
JPMorgan Realty Income ETF (a)	15,407	—	15,684	(2,255)	2,532	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	76,445	1,345	3,415	(399)	2,189	76,165	8,333	1,345	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	26,669	1,139	—	—	430	28,238	521	286	852
JPMorgan Small Cap Value Fund Class R6 Shares (a)	49,068	688	—	—	4,266	54,022	2,004	617	71
JPMorgan U.S. Equity Fund Class R6 Shares (a)	465,590	10,216	38,957	13,215	18,727	468,791	21,927	2,680	5,097

36	J.P. Morgan Investor Funds	December 31, 2023

Investor Balanced Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	$180,172	$1,987	$24,624	$2,832	$12,775	$173,142	2,592	$906	$1,083
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	58,666	191,782	177,884	—	—	72,564	72,564	1,520	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	260,265	4,125	18,753	2,280	17,022	264,939	7,180	1,847	327
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	41,258	764	—	—	1,161	43,183	4,456	765	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	159,907	11,674	7,790	(123)	1,055	164,723	4,644	3,044	8,629
Total	$5,234,790	$519,622	$640,782	$(111)	$170,463	$5,283,982		$89,324	$23,133

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

Investor Conservative Growth Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,290,115	$103,288	$79,700	$(19,053)	$32,562	$1,327,212	128,731	$25,758	$—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	572,357	44,345	32,091	(8,482)	14,960	591,089	81,417	12,801	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	39,350	1,207	1,919	(722)	2,119	40,035	6,510	1,208	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	60,185	914	4,921	(390)	(309)	55,479	1,869	913	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	47,186	1,308	4,537	(817)	720	43,860	2,828	1,308	—
JPMorgan Equity Income Fund Class R6 Shares (a)	89,410	1,712	5,061	126	2,554	88,741	3,862	1,078	635
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	30,559	912	4,190	577	(141)	27,717	909	912	—
JPMorgan Government Bond Fund Class R6 Shares (a)	43,458	612	744	(201)	628	43,753	4,586	612	—
JPMorgan High Yield Fund Class R6 Shares (a)	117,739	3,789	11,650	(1,982)	6,219	114,115	17,747	3,789	—
JPMorgan Income Fund Class R6 Shares (a)	266,421	6,964	21,969	(3,884)	9,840	257,372	30,823	6,964	—
JPMorgan International Equity Fund Class R6 Shares (a)	34,619	3,903	—	—	1,111	39,633	2,095	927	—
JPMorgan International Research Enhanced Equity ETF (a)	157,714	—	5,789	642	2,938	155,505	2,661	4,255	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	121,874	1,840	20,200	1,975	7,719	113,208	1,794	351	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	56,157	4,061	7,390	365	631	53,824	2,846	580	1,993
JPMorgan Limited Duration Bond ETF (a)	—	235,460	17,168	(408)	6,964	224,848	4,444	4,194	—

December 31, 2023	J.P. Morgan Investor Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Investor Conservative Growth Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	$319,267	$962	$316,960	$(2,627)	$(642)	$—	—	$962	$—
JPMorgan Market Expansion Enhanced Equity ETF (a)	54,664	—	3,519	340	3,322	54,807	1,020	683	—
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	63,080	—	10,216	(1,766)	5,523	56,621	1,175	—	—
JPMorgan Realty Income ETF (a)	4,589	—	4,652	(543)	606	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	80,105	1,376	6,508	(714)	2,524	76,783	8,401	1,375	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,712	800	1,526	(432)	718	19,272	355	195	604
JPMorgan Small Cap Value Fund Class R6 Shares (a)	30,809	425	1,554	(172)	2,835	32,343	1,200	380	45
JPMorgan U.S. Equity Fund Class R6 Shares (a)	161,741	5,981	20,182	7,716	3,201	158,457	7,412	907	1,725
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	101,082	1,068	16,392	2,167	6,156	94,081	1,408	492	576
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	40,895	320,025	267,483	—	—	93,437	93,437	1,162	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	92,922	2,597	12,480	2,017	4,662	89,718	2,431	626	111
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	40,946	728	3,078	(360)	1,382	39,618	4,089	728	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	90,575	6,352	8,944	(32)	509	88,460	2,494	1,635	4,717
Total	$4,027,531	$750,629	$890,823	$(26,660)	$119,311	$3,979,988		$74,795	$10,406

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

Investor Growth Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$378,432	$28,629	$7,563	$(2,050)	$6,454	$403,902	39,176	$7,702	$—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	62,189	8,218	2,521	(690)	1,462	68,658	9,457	1,479	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,750	457	—	—	544	15,751	2,561	457	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	119,794	1,989	—	—	(941)	120,842	4,071	1,988	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	97,648	3,005	—	—	110	100,763	6,497	3,005	—
JPMorgan Equity Income Fund Class R6 Shares (a)	144,391	2,847	—	—	4,555	151,793	6,605	1,785	1,062
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	122,706	8,895	—	—	2,510	134,111	4,399	4,414	—

38	J.P. Morgan Investor Funds	December 31, 2023

Investor Growth Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (a)	$55,142	$1,903	$—	$—	$2,207	$59,252	9,215	$1,904	$—
JPMorgan Income Fund Class R6 Shares (a)	19,533	535	—	—	493	20,561	2,462	536	—
JPMorgan International Equity Fund Class R6 Shares (a)	190,756	21,508	—	—	5,118	217,382	11,489	5,086	—
JPMorgan International Focus Fund Class R6 Shares (a)	129,417	5,231	—	—	3,461	138,109	5,614	2,931	—
JPMorgan International Research Enhanced Equity ETF (a)	358,417	8,662	—	—	8,915	375,994	6,434	10,288	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	533,605	1,726	26,121	(1,829)	48,535	555,916	8,807	1,726	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	400,023	19,825	—	—	7,060	426,908	22,576	4,462	15,362
JPMorgan Market Expansion Enhanced Equity ETF (a)	222,014	—	—	—	15,712	237,726	4,426	2,964	—
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	86,652	2,119	—	—	6,501	95,272	1,978	—	—
JPMorgan Realty Income ETF (a)	16,564	—	16,799	(2,919)	3,154	—	—	—	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	18,474	788	—	—	298	19,560	361	198	591
JPMorgan Small Cap Value Fund Class R6 Shares (a)	80,465	3,263	—	—	7,363	91,091	3,379	1,024	120
JPMorgan U.S. Equity Fund Class R6 Shares (a)	632,640	11,158	4,361	(437)	45,778	684,778	32,029	3,828	7,330
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	230,769	2,822	12,976	(353)	22,353	242,615	3,632	1,269	1,552
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	80,034	123,332	125,463	—	—	77,903	77,903	1,658	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	345,906	3,023	—	—	27,028	375,957	10,189	2,562	461
JPMorgan Value Advantage Fund Class R6 Shares (a)	139,889	10,614	—	—	677	151,180	4,262	2,794	7,820
Total	$4,480,210	$270,549	$195,804	$(8,278)	$219,347	$4,766,024		$64,060	$34,298

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

Investor Growth & Income Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$657,572	$49,628	$7,665	$(2,042)	$10,415	$707,908	68,662	$13,295	$—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	280,795	13,590	2,299	(629)	4,318	295,775	40,740	6,244	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	15,925	493	—	—	587	17,005	2,765	493	—

December 31, 2023	J.P. Morgan Investor Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Investor Growth & Income Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$98,389	$1,634	$—	$—	$(773)	$99,250	3,344	$1,633	$—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	75,396	2,320	—	—	85	77,801	5,016	2,320	—
JPMorgan Equity Income Fund Class R6 Shares (a)	128,612	2,536	—	—	4,057	135,205	5,884	1,590	946
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	78,969	2,739	—	—	1,495	83,203	2,729	2,739	—
JPMorgan High Yield Fund Class R6 Shares (a)	99,210	3,426	—	—	3,970	106,606	16,580	3,426	—
JPMorgan Income Fund Class R6 Shares (a)	162,480	4,455	—	—	4,097	171,032	20,483	4,455	—
JPMorgan International Equity Fund Class R6 Shares (a)	90,884	6,278	—	—	2,351	99,513	5,260	2,328	—
JPMorgan International Focus Fund Class R6 Shares (a)	59,784	1,330	—	—	1,583	62,697	2,548	1,330	—
JPMorgan International Research Enhanced Equity ETF (a)	230,645	6,301	—	—	5,756	242,702	4,153	6,641	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	411,056	1,311	26,221	(1,501)	37,456	422,101	6,687	1,311	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	234,147	11,604	—	—	4,133	249,884	13,214	2,612	8,993
JPMorgan Limited Duration Bond ETF (a)	—	42,426	—	—	(793)	41,633	823	761	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	48,393	165	49,926	(297)	1,665	—	—	165	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	161,171	—	—	—	11,406	172,577	3,213	2,152	—
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	57,126	3,950	—	—	4,600	65,676	1,364	—	—
JPMorgan Realty Income ETF (a)	11,624	—	11,796	(1,788)	1,960	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	47,780	813	7,665	(865)	1,820	41,883	4,583	813	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,652	7,032	—	—	787	27,471	507	279	829
JPMorgan Small Cap Value Fund Class R6 Shares (a)	58,013	6,382	—	—	5,792	70,187	2,603	761	92
JPMorgan U.S. Equity Fund Class R6 Shares (a)	431,446	11,558	9,442	307	30,812	464,681	21,735	2,589	5,019
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	134,701	1,576	13,122	(864)	13,109	135,400	2,027	708	868
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	51,543	109,367	92,589	—	—	68,321	68,321	1,352	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	263,077	2,257	4,833	(288)	20,424	280,637	7,605	1,913	344
JPMorgan Value Advantage Fund Class R6 Shares (a)	137,694	10,448	—	—	666	148,808	4,195	2,750	7,698
Total	$4,046,084	$303,619	$225,558	$(7,967)	$171,778	$4,287,956		$64,660	$24,789

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

40	J.P. Morgan Investor Funds	December 31, 2023

D. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs are recorded on the ex-dividend date.
E. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Investor Balanced Fund
Transfer agency fees	$132	$7	$7	$1	$147
Investor Conservative Growth Fund
Transfer agency fees	71	6	12	— (a)	89
Investor Growth Fund
Transfer agency fees	221	9	14	4	248
Investor Growth & Income Fund
Transfer agency fees	165	5	7	— (a)	177

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
G. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Investor Conservative Growth Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of the Funds' average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a fee for these services.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

December 31, 2023	J.P. Morgan Investor Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Investor Balanced Fund	$68	$— (a)
Investor Conservative Growth Fund	22	— (a)
Investor Growth Fund	124	— (a)
Investor Growth & Income Fund	69	— (a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
JPMorgan Investor Balanced Fund	n/a	n/a	n/a	n/a
JPMorgan Investor Conservative Growth Fund	n/a	n/a	n/a	n/a
JPMorgan Investor Growth Fund	0.55%	n/a	n/a	n/a
JPMorgan Investor Growth & Income Fund	0.55	n/a	n/a	n/a
The expense limitation agreements were in effect for the six months ended December 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.

42	J.P. Morgan Investor Funds	December 31, 2023

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C and Class I Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C and Class I Shares. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.
For the six months ended December 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$4	$—	$4
Investor Conservative Growth Fund	3	—	3
Investor Growth Fund	4	493	497
Investor Growth & Income Fund	3	438	441
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 were as follows:

Investor Balanced Fund	$33
Investor Conservative Growth Fund	25
Investor Growth Fund	38
Investor Growth & Income Fund	30
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

Investor Balanced Fund	$1
Investor Conservative Growth Fund	1
Investor Growth Fund	1
Investor Growth & Income Fund	1
G. Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$171,565	$306,624
Investor Conservative Growth Fund	195,143	387,880
Investor Growth Fund	147,217	70,340

December 31, 2023	J.P. Morgan Investor Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Growth & Income Fund	$151,826	$90,542
During the six months ended December 31, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,417,972	$1,058,929	$192,919	$866,010
Investor Conservative Growth Fund	3,737,972	474,995	232,979	242,016
Investor Growth Fund	3,590,791	1,233,470	58,237	1,175,233
Investor Growth & Income Fund	3,374,782	1,022,049	108,875	913,174
At June 30, 2023, the Funds did not have any net capital loss carryforwards.
Net capital losses (gains) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains) : of:
Net Capital Losses (Gains)
Short-Term
Investor Conservative Growth Fund	$990
Investor Growth Fund	329
Investor Growth & Income Fund	2,108
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Funds because the Funds and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with

44	J.P. Morgan Investor Funds	December 31, 2023

respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	64.9%	1	21.8%
Investor Conservative Growth Fund	1	59.8	2	30.4
Investor Growth Fund	1	45.8	1	28.8
Investor Growth & Income Fund	1	50.1	1	32.5
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
% of Net Assets
JPMorgan Market Expansion Enhanced Equity ETF	67.9%
JPMorgan Europe Dynamic Fund	60.0
JPMorgan Limited Duration Bond ETF	56.7
JPMorgan U.S. GARP Equity Fund	53.1
JPMorgan Large Cap Value Fund	24.7
JPMorgan Emerging Markets Debt Fund	19.1
JPMorgan International Research Enhanced Equity ETF	17.0
JPMorgan Small Cap Value Fund	17.0
JPMorgan Emerging Markets Research Enhanced Equity Fund	14.8
JPMorgan International Focus Fund	13.2
JPMorgan U.S. Research Enhanced Equity Fund	13.1
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

December 31, 2023	J.P. Morgan Investor Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

46	J.P. Morgan Investor Funds	December 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$1,053.50	$2.94	0.57%
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class C
Actual	1,000.00	1,051.20	5.52	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class I
Actual	1,000.00	1,055.40	1.65	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R6
Actual	1,000.00	1,056.00	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07
JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,044.30	2.93	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class C
Actual	1,000.00	1,042.70	5.49	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class I
Actual	1,000.00	1,046.20	1.65	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R6
Actual	1,000.00	1,047.50	0.31	0.06
Hypothetical	1,000.00	1,024.84	0.31	0.06

December 31, 2023	J.P. Morgan Investor Funds	47

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,066.80	$2.86	0.55%
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class C
Actual	1,000.00	1,063.80	5.60	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08
Class I
Actual	1,000.00	1,067.70	1.66	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R6
Actual	1,000.00	1,069.00	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07
JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,059.90	2.85	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class C
Actual	1,000.00	1,057.10	5.53	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class I
Actual	1,000.00	1,060.70	1.66	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R6
Actual	1,000.00	1,062.10	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

48	J.P. Morgan Investor Funds	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August  8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund invests (the “Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds and certain Underlying Funds, including risk and performance return assessments as compared to the Funds’ and/or Under lying Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and Underlying Funds, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;

December 31, 2023	J.P. Morgan Investor Funds	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, as applicable;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Funds and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The

50	J.P. Morgan Investor Funds	December 31, 2023

Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Investor Balanced Fund’s performance for Class A, Class I and Class R6 shares was in the second quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Investor Conservative Growth Fund’s performance for Class A shares was in the second quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.  The Trustees noted that the performance for the Class I shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for

December 31, 2023	J.P. Morgan Investor Funds	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
Class R6 shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Investor Growth Fund’s performance for Class A shares was in the first  quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.  The Trustees noted that the performance for Class I shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the first quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2022. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Investor Growth & Income Fund’s performance for Class A shares was in the second, first and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the second, first and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, first and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and/or Peer Group quintile rankings were not calculated if the number of funds in the
Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Investor Balanced Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.
The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services

52	J.P. Morgan Investor Funds	December 31, 2023

provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.
The Trustees noted that the Investor Growth Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first and second quintile of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.
The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintiles of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the second and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

December 31, 2023	J.P. Morgan Investor Funds	53

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2023, the following Funds intend to elect to pass through to  shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Investor Balanced Fund	$14,689	$1,908
JPMorgan Investor Conservative Growth Fund	7,399	967
JPMorgan Investor Growth Fund	24,153	2,843
JPMorgan Investor Growth & Income Fund	15,209	1,868

54	J.P. Morgan Investor Funds	December 31, 2023

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-INV-1223

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 4, 2024

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 4, 2024